As filed with the Securities and Exchange Commission on 11/30/16

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10267

GPS Funds I

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2017

Date of reporting period: April 1, 2016 through September 30, 2016

Item 1. Reports to Stockholders.

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

SEMI-ANNUAL REPORT

September 30, 2016

GUIDEMARK® LARGE CAP CORE FUND

GUIDEMARK® EMERGING MARKETS FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® OPPORTUNISTIC EQUITY FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEMARK® TAX-EXEMPT FIXED INCOME FUND

GUIDEMARK® OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

GUIDEPATH® TACTICAL ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

November 28, 2016

Dear Shareholder:

Enclosed is the Semi-Annual Report for the GuideMark® and GuidePath® Funds covering the period from April 1, 2016 to September 30, 2016.

Market Review

Over the six-month period ended September 30, 2016, all the momentum appeared to be with equities, although the market experienced two distinct halves during the period. Entering the third quarter, investors rotated out of conservative sectors and factors into more bullish sectors and factors. Thus, the worst-performing sectors of the US stock market in the third quarter were Utilities, Communications and Consumer Staples, which had been among the best-performing sectors in the first half of 2016; whereas the best-performing sector in the third quarter was Technology. In a similar rotation into more bullish strategies, investors favored growth stocks over value and purchased more small-cap stocks in the third quarter, helping their returns to catch up with the gains enjoyed by larger-cap stocks in the second quarter.

While there was little difference between the returns of global equities and US equities over the six-month period, the third quarter provided some validation for global investors. For the six month periods ended September 30, 2016, global equities returned 6.9% compared to US stocks at 6.4%, while for the third quarter global equities and US Stocks returned 5.4% and 3.9%, respectively.1 Global strategies benefited from the fact that international equity markets returned 6.5% for the third quarter (5.2% for the six month period), driven primarily by emerging markets (EM) which returned 9.2% for the quarter (10.0% for the six-month period).2 The US dollar was relatively stable and provided neither a significant tailwind nor headwind for US investors with international exposures.

The attractive equity returns for the six-month period extended to credit as well. US high yield bonds returned 11.4% for the period and EM bonds returned 12.4%, while the higher-quality US Aggregate broad bond indices only returned 2.7%.3

Fund Review

Looking across the GuideMark Funds, the GuideMark Large Cap Core Fund, GuideMark Small/Mid Cap Core Fund and GuideMark World ex-US Fund each underperformed their respective benchmarks due to the market being driven by low-volatility stocks, which are typically low-growth companies with expensive valuations. This factor significantly outperformed other equity factors (momentum, quality, valuation) over the six-month period, and was the biggest headwind for the Funds. The GuideMark Emerging Markets Fund benefited from strong momentum in the EM asset class and outperformed its benchmark.

The GuideMark Opportunistic Equity Fund and GuideMark Opportunistic Fixed Income Fund both underperformed their respective benchmarks over the period, with security selection driving the weaker relative returns. With respect to the GuideMark Opportunistic Equity Fund, the subadvisors’ focus on finding quality growth companies trading at reasonable valuations detracted from returns during the six-month period. Shorter duration and emphasis on long-term valuations contributed to the GuideMark Opportunistic Fixed Income Fund’s underperformance, especially in the second quarter.

Most of the GuidePath Funds outperformed their benchmarks as a result of broad diversification across asset classes, including a bias towards credit within fixed income. The GuidePath Multi-Asset Income Allocation Fund underperformed its benchmark due to lower exposures to high yield, emerging market bonds and real estate investment trusts (REITs) as compared to the index, especially during the second quarter. The GuidePath Managed Futures Strategy Fund also trailed its benchmark due to underperformance in September driven by long sovereign bond and short Energy positions.

Looking Ahead

No matter how positive a particular market environment may seem based on the numbers, investors are usually more sensitive to risk of loss than they are to opportunity. In the current environment, investors have focused on three or four potential market risks:

•	The risk that Deutsche Bank’s troubles with the US Justice Department could be the catalyst for a systemic withdrawal of credit and liquidity, just as Lehman Brothers was in 2008.

•	The risk that November’s US presidential election could trigger a significant market decline.

•	The risk that the Federal Reserve (FED) could raise interest rates, which could negatively impact the price of risk assets.

•

The risk that since price-to-earnings valuations today are higher than at any time since the dot-com bubble, actual earnings may disappoint relative to expectations and potentially result in a healthy correction (but likely not a calamity).[4]

Given recent good news on employment, income and consumer sentiment, as well as the continued prospect of relatively low rates, and the rotation observed this past quarter from investments with lower equity sensitivity to investments with greater equity sensitivity, the above risks all seem to indicate the potential for volatility and a possible short-lived pullback, rather than an extended or extreme drawdown comparable to 2008.

[1]	Source: Morningstar. Global equities represented by MSCI ACWI, US equities represented by S&P 500.

[2]	Source: Ibid. International equities represented by MSCI EAFE, Emerging Markets equities represented by MSCI Emerging Markets.

[3]	Source: Ibid. US High Yield represented by Barclays US Corporate High Yield, EM bonds represented by Barclays EM USD Aggregate, Higher quality broad bond index represented by Barclays US Aggregate Bond Index.

[4]	This Chart Predicts Trump Will Win, Unless the S&P Rallies in October. Bloomberg. Woolley, Suzanne. September 30, 2016.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the Funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

All index returns are sourced from Morningstar. It is not possible to make an investment in any index.

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. Principal Underwriter GuideMark® and GuidePath® Funds: AssetMark Brokerage™, LLC, a member of the Financial Industry Regulatory Authority, is an affiliate of AssetMark, Inc. and shares its address. ©2016 AssetMark, Inc. All rights reserved.

Past performance is no guarantee of future results.

Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Index is a hard-currency emerging markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers.

Barclays US Aggregate Bond Index is a broad-based index that measures the investment-grade, US dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities. All securities contained in the Barclays US Aggregate Bond Index have a minimum term to maturity of one year.

Barclays US Corporate High Yield Bond Index measures USD-denominated, high yield, fixed-rate corporate bonds rated Ba1/BB+/BB+ or below by leading ratings companies. Bonds issued from emerging market countries of risk are excluded based on Barclays EM country definition.

MSCI All Country World (ACWI) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI EAFE (Europe, Australasia, Far East) Index measures the equity market performance of countries considered to represent developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets.

S&P 500® Index focuses on the large-cap segment of the US equity market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

FX 2016-1104-0176/E

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of May 27, 2016, the market capitalization of the companies in the Russell 1000® Index ranged from $2.0 billion to $549.7 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Large Cap Core Fund
Service Shares	8.30%	14.01%	6.25%	3.57%
Institutional Shares	8.92%	14.67%	N/A	8.86%
Russell 1000® Index	14.93%	16.41%	7.40%	6.19	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Index is from the inception date of the Service Shares. The Russell 1000® Index return from the inception date of the Institutional Shares is 11.14%.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 4.16%, underperforming the Russell 1000® Index at 6.67%.

•

Developed equity markets have been led by low volatility as investors gravitated to lower risk assets and defensive sectors. By design, the Fund has little exposure to the low volatility factor which was the largest headwind for returns.

•

The Fund maintained consistent and diversified exposure across three factors – momentum, quality and value. While exposure to momentum stocks benefited relative performance, higher quality and lower value stocks were headwinds.

•

Overweight to the Consumer Discretionary sector and underweight to the Energy and Real Estate sectors were the largest detractors. This positioning offset the positive contribution from security selection within the Industrials sector.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	2.36
2	Microsoft Corp.	1.90
3	Vanguard S&P 500 ETF	1.79
4	Johnson & Johnson	1.47
5	Amazon.com, Inc.	1.42
6	Exxon Mobil Corp.	1.11
7	Facebook, Inc. – Class A	1.05
8	AT&T, Inc.	0.95
9	Intel Corp.	0.94
10	Verizon Communications, Inc.	0.90

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of global emerging markets. As of July 31, 2016 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Emerging Markets Fund
Service Shares	10.96%	14.91%	3.27%	4.21%
Institutional Shares	11.53%	15.56%	N/A	9.53%
MSCI Emerging Markets Index	17.21%	3.39%	4.28%	9.92	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the MSCI Emerging Markets Index is from the inception date of the Service Shares. The MSCI Emerging Markets Index return from the inception date of the Institutional Shares is -2.35%.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 11.23%, outperforming the MSCI Emerging Markets Index at 10.02%.

•	As the Emerging Markets asset class picked up positive momentum in the period, exposure to the momentum and value factors were drivers of the outperformance.

•

The quality factor was a detractor for the period as higher quality stocks within the Emerging Markets asset class lagged. As the outlook for commodities stabilized, lower quality assets rallied from their lows.

•

Security selection within Brazil, China, and Korea contributed to the relative outperformance. Security selection within the Utilities, Technology, and Financials sectors was also additive for the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI India ETF	7.29
2	Tencent Holdings Ltd.	3.85
3	Samsung Electronics Co., Ltd.	3.67
4	Taiwan Semiconductor Manufacturing Co., Ltd.	3.66
5	Alibaba Group Holding Ltd. – ADR	2.08
6	China Mobile Ltd.	1.82
7	China Construction Bank Corp. – Series H	1.49
8	Naspers Ltd. – N Shares	1.29
9	Industrial & Commercial Bank of China Ltd. – Series H	1.04
10	iShares Core MSCI Emerging Markets ETF	0.91

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of May 27, 2016, the market capitalization of the companies in the Russell 2500TM Index ranged from $133 million to $9.9 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Small/Mid Cap Core Fund
Service Shares	9.28%	15.56%	5.56%	6.79%
Institutional Shares	9.99%	16.24%	N/A	8.45%
Russell 2500TM Index	14.44%	16.30%	7.95%	8.40	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 2500TM Index is from the inception date of the Service Shares. The Russell 2500TM Index return from the inception date of the Institutional Shares is 9.30%.

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 9.43%, underperforming the Russell 2500TM Index at 10.37%.

•

Developed equity markets have been led by low volatility as investors gravitated to lower risk assets and defensive sectors. By design, the Fund has little exposure to the low volatility factor which was the largest headwind for returns.

•

The Fund maintained consistent and diversified exposure across three factors – momentum, quality and value. While exposure to quality stocks benefited relative performance, the value factor was a headwind.

•

Overweight to the Consumer Discretionary sector and an underweight to the Energy sector detracted from returns, as did security selection within the two sectors. The detractors offset the positive contribution from selection within the Technology, Industrials and Utilities sectors.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	3.36
2	Synopsys, Inc.	0.25
3	Foot Locker, Inc.	0.23
4	IDEXX Laboratories, Inc.	0.23
5	Ingredion, Inc.	0.21
6	UGI Corp.	0.21
7	Torchmark Corp.	0.20
8	Cadence Design System, Inc.	0.20
9	MSCI, Inc.	0.20
10	Domino’s Pizza, Inc.	0.20

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-US INDEX – The MSCI World ex-US Index measures the equity market performance of developed markets excluding the United States. As of July 31, 2016 the MSCI World ex-US Index consisted of 45 country indices comprising 22 developed market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® World ex-US Fund
Service Shares	5.73%	5.70%	-1.58%	1.99%
Institutional Shares	6.29%	6.31%	N/A	0.22%
MSCI World ex-US Index	7.73%	7.41%	2.37%	5.29	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the MSCI World ex-US Index is from the inception date of the Service Shares. The MSCI World ex-US Index return from the inception date of the Institutional Shares is 1.95%.

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 4.44%, underperforming the MSCI All Country World ex-US Index at 5.54%.

•

Developed equity markets have been led by low volatility as investors gravitated to lower risk assets and defensive sectors. By design the Fund has little exposure to the low volatility factor which was the largest headwind for returns.

•

The quality and momentum factors were the largest drivers of the underperformance, while the value factor contributed positively over the period. Developed markets faced macro headwinds from geopolitical events with a significant change in momentum occurring in the third quarter.

•

Overweight to the Consumer Discretionary sector and underweight to the Materials sector contributed to the relative underperformance. Security selection within Japan, Canada, and the UK also contributed to the relative lag over the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	4.44
2	Nestle SA	1.76
3	Roche Holding AG	1.17
4	Novartis AG	0.89
5	Koninklijke Ahold Delhaize NV	0.74
6	Atos SA	0.73
7	HSBC Holdings Plc	0.72
8	Glencore Plc	0.72
9	adidas AG	0.68
10	Sanofi-Aventis SA	0.58

GuideMark® Opportunistic Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 3000® INDEX – The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuideMark® Opportunistic Equity Fund
Service Shares	6.19%	14.27%	8.13%
Russell 3000® Index	14.96%	16.36%	11.25%

(1)	Inception date is 4/1/11.

GuideMark® Opportunistic Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 5.41%, underperforming the Russell 3000® Index at 7.14%.

•

Security selection within the Healthcare sector, and specifically Valeant Pharmaceuticals International, Inc., was the largest drag on returns. Valeant fell significantly in price due to accusations of ‘predatory’ pricing practices. An overweight exposure to the sector also detracted from returns.

•	Limited exposure to higher dividend paying stocks hurt returns. A low rate environment combined with a flight to safety created a tailwind for higher dividend stocks in the second quarter of 2016

•	While performance rallied in the third quarter with the change in momentum, the headwinds from security selection in the first half of the period were too large to overcome for the full period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	4.33
2	Alphabet, Inc. – Class A	3.46
3	United Continental Holdings, Inc.	2.61
4	Nationstar Mortgage Holdings, Inc.	2.60
5	Abbott Laboratories	2.54
6	Liberty Global Plc – Class A	2.46
7	Twenty-First Century Fox, Inc. – Class B	2.31
8	Hub Group, Inc. – Class A	2.25
9	MetLife, Inc.	2.12
10	Deere & Co.	1.89

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Core Fixed Income Fund
Service Shares	4.81%	2.33%	3.84%	4.20%
Institutional Shares	4.81%	2.82%	N/A	3.30%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.79%	5.02	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 3.74%.

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 2.53%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 2.68%.

•

Security selection within commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and mortgage pass through all detracted from returns. Potential regulatory reform created headwind for ABS while other structured securities experienced repricing in the market.

•	Modestly shorter duration positioning relative to the Fund’s benchmark index was a headwind for returns in the earlier months of the period.

•	An overweight exposure to corporate credit added positively to returns as corporate spreads tightened significantly since February.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Federal National Mortgage Association, 3.500%, 10/01/2040	3.67
2	U.S. Treasury Bond, 3.125%, 11/15/2041	3.45
3	U.S. Treasury Note, 2.380%, 08/15/2024	2.36
4	U.S. Treasury Note, 2.000%, 02/15/2022	2.17
5	U.S. Treasury Bond, 0.125%, 07/15/2024	1.49
6	Government National Mortgage Association, 3.000%, 10/15/2044	1.47
7	U.S. Treasury Note, 0.750%, 07/15/2019	1.25
8	Federal National Mortgage Association, 4.000%, 07/01/2045	1.14
9	Federal Home Loan Mortgage Corp., 3.500%, 10/15/2042	1.12
10	Federal National Mortgage Association, 4.000%, 07/01/2045	1.09

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX – The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Tax-Exempt Fixed Income Fund	4.66%	3.72%	3.73%	3.71%
Bloomberg Barclays Municipal Bond Index	5.58%	4.48%	4.75%	4.99%

(1)	Inception date is 6/29/01.

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 1.67%, underperforming the Bloomberg Barclays Municipal Bond Index at 2.30%.

•

Exposure to AAA rated securities and bias to higher quality securities detracted from returns. The Fund’s modest exposure to BBB rated securities and non-rated securities helped dampen the relative lag.

•

Favoring positioning within intermediate term securities was largely additive to returns. Modest exposure to shorter-end of the yield curve coupled with underweight to the longest-end of the yield curve were modest detractors to relative returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	California, GO, 6.500%, 04/01/2033	2.93
2	Regional Transportation District, Series A, Revenue Bond, 5.000%, 11/01/2027	2.33
3	Massachusetts Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.500%, 11/15/2036	2.21
4	New York Environmental Facilities Corporation, Revenue Bond, 5.500%, 10/15/2027	1.76
5	Southeast Wisconsin Professional Baseball Park Sales Tax, Series A, Revenue Bond, NATL-RE Insured, 5.500%, 12/15/2026	1.63
6	Kansas Department of Transportation Highway Revenue, Series A, Revenue Bond, 5.000%, 09/01/2029	1.59
7	Wisconsin, Series 2, Refunding, GO, 5.000%, 05/01/2025	1.55
8	California Statewide Community Development Authority, Series A, Revenue Bond, CMI Insured, 5.000%, 08/01/2034	1.53
9	Ohio Higher Education Facilities Commission, Refunding, Revenue Bond, 5.000%, 01/01/2026	1.53
10	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	1.52

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MULTIVERSE INDEX – The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed-income bond market, and captures investment grade and high yield securities in all eligible currencies.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuideMark® Opportunistic Fixed Income Fund
Service Shares	-1.21%	2.32%	0.80%
Institutional Shares	-0.94%	2.80%	1.17%
Bloomberg Barclays Multiverse Index	9.23%	1.97%	2.55	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays Multiverse Index is from the inception date of the Service Shares. The Bloomberg Barclays Multiverse Index return from the inception date of the Institutional Shares is 1.94%.

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned -0.56%, underperforming the Bloomberg Barclays Multiverse Index at 1.71%.

•	A significantly lower duration position was a noticeable detractor to returns.

•	While exposure to corporate credit was additive to returns, an underweight to Treasuries was a headwind as Treasuries continued to rally as market participants looked to safe haven investments.

•

Currency positioning was a headwind to returns for the period. Although rates in Japan and parts of Europe were negative, the Yen and Euro strengthened unexpectedly against the U.S. dollar creating a headwind for short positions in both currencies.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Brazil Letras do Tesouro Nacional, 11.640%, 01/01/2019	5.96
2	Indonesia Treasury Bond, 8.375%, 09/15/2026	4.55
3	Korea Monetary Stabilization Bond, 1.560%, 10/02/2017	4.47
4	Federal National Mortgage Association, 3.000%, 04/25/2041	2.19
5	Mexican Bonos, 5.000%, 06/15/2017	1.99
6	Philippine Government Bond, 3.875%, 11/22/2019	1.89
7	Indonesia Treasury Bond, 8.375%, 03/15/2024	1.75
8	Federal Home Loan Mortgage Corp., 3.500%, 11/15/2044	1.74
9	Korea Treasury Bond, 2.000%, 12/10/2017	1.64
10	Mexican Bonos, 7.250%, 12/15/2016	1.63

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Growth Allocation Fund
Service Shares	8.43%	9.27%	3.83%
Institutional Shares	9.03%	N/A	6.48%
S&P® Target Risk Aggressive Index	11.66%	12.17%	7.27	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Aggressive Index is annualized from the inception date of the Service Shares. The S&P Target Risk Aggressive Index average annual return from the inception date of the Institutional Shares is 8.76%.

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 6.43% performing in line with the S&P® Target Risk Aggressive Index at 6.38%.

•	Returns benefited from exposure to small and mid cap equities as risk appetites increased. Emerging market equities added to gains helped by higher commodity prices.

•	Exposure to short term Treasuries tempered performance as the front end of the yield curve steepened.

•	Exposure to high yield and emerging market debt benefited returns from tightening credit spreads. Positioning in longer term Treasuries helped as the long end of the yield curve fell.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	23.20
2	GuideMark® World ex-US Fund – Institutional Shares	12.64
3	Vanguard FTSE Developed Markets ETF	12.46
4	GuideMark® Small/Mid Cap Core Fund – Institutional Shares	9.87
5	GuideMark® Large Cap Core Fund – Institutional Shares	7.48
6	iShares Core MSCI Emerging Markets ETF	4.75
7	SPDR S&P China ETF	4.09
8	iShares MSCI Switzerland Capped ETF	3.18
9	Vanguard REIT ETF	3.16
10	Vanguard Value ETF	2.76

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Conservative Allocation Fund
Service Shares	5.12%	7.52%	3.55%
Institutional Shares	5.88%	N/A	5.26%
S&P® Target Risk Conservative Index	8.36%	5.55%	4.64	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Conservative Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Conservative Index average annual return from the inception date of the Institutional Shares is 4.48%.

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 4.83% outperforming the S&P® Target Risk Conservative Index at 4.65%.

•	Returns benefited from exposure to small and mid cap equities as risk appetites increased. A small exposure to emerging market equities added to gains helped by higher commodity prices.

•	Exposure to mortgage-backed securities tempered performance, as did exposure to short term Treasuries as the front end of the yield curve steepened.

•	Positioning in longer term Treasuries helped as the long end of the yield curve fell. Exposure to high yield bonds benefited returns from tightening credit spreads.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares 7-10 Year Treasury Bond ETF	14.31
2	iShares 20+ Year Treasury Bond ETF	9.97
3	Vanguard Mortgage-Backed Securities ETF	9.20
4	Vanguard S&P 500 ETF	8.18
5	Vanguard FTSE Developed Markets ETF	7.00
6	GuideMark® Small/Mid Cap Core Fund – Institutional Shares	5.97
7	SPDR Barclays High Yield Bond ETF	5.66
8	iShares MSCI USA Minimum Volatility ETF	5.65
9	GuideMark® World ex-US Fund – Institutional Shares	4.59
10	SPDR Barclays TIPS ETF	3.07

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Tactical Allocation Fund
Service Shares	2.54%	4.74%	1.61%
Institutional Shares	3.13%	N/A	3.28%
S&P 500® Daily Risk Control 10% Index	5.68%	8.15%	5.01	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P 500® Daily Risk Control 10% Index is annualized from the inception date of the Service Shares. The S&P 500® Daily Risk Control 10% Index average annual return from the inception date of the Institutional Shares is 6.78%.

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 3.22% outperforming the S&P 500® Daily Risk Control 10% Index at 2.25%.

•	Exposure to domestic and emerging market equities were the main drivers of returns. A modest exposure to energy infrastructure also aided performance driven by strong gains in oil and gas commodities.

•

Sector specific positioning in Technology, which was whipsawed by market volatility in the 2nd quarter, was a detractor. Exposure to floating rate notes and short duration credit tempered performance as the front end of the yield curve steepened.

•

Small exposures to international bonds benefited returns as they outperformed US bonds as the debt of some foreign governments saw negative yields. Investment grade credit and high yield bond exposure benefited performance from tightening credit spreads.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	27.36
2	iShares Floating Rate Bond ETF	22.23
3	SPDR Barclays Investment Grade Floating Rate ETF	7.25
4	Vanguard Extended Market ETF	4.75
5	Vanguard Value ETF	4.16
6	SPDR Barclays International Treasury Bond ETF	3.67
7	PowerShares Senior Loan Portfolio	3.06
8	Vanguard Mid-Cap Value ETF	2.95
9	iShares Core MSCI EAFE ETF	2.90
10	Vanguard Small-Cap Value ETF	2.50

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Five Year	Since Inception(1)
GuidePath® Absolute Return Allocation Fund
Service Shares	7.77%	2.83%	2.22%
Institutional Shares	8.45%	N/A	3.01%
Citigroup 3-Month Treasury Bill Index	0.20%	0.08%	0.07%

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 0.08%.

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 5.82% outperforming the Citigroup 3-Month Treasury Bill Index at 0.13%.

•	The primary driver of returns was a sizable allocation to high yield bonds which benefited from tightening credit spreads.

•	A small exposure to small and mid cap domestic equities, as well as value oriented domestic equities, helped performance as each outperformed the broader equity markets.

•	Exposure to multi-strategy alternatives added to returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Barclays High Yield Bond ETF	22.29
2	BlackRock High Yield Portfolio – Institutional Shares	14.55
3	Oppenheimer Fundamental Alternatives Fund – Institutional Shares	9.27
4	JPMorgan Unconstrained Debt Fund – Select Shares	8.21
5	JPMorgan Systematic Alpha Fund – Institutional Shares	5.52
6	Vanguard High – Yield Corporate Fund – Admiral Shares	5.38
7	Navigator Tactical Fixed Income Fund – Institutional Shares	4.96
8	GuideMark® Opportunistic Fixed Income Fund – Institutional Shares	3.64
9	iShares JPMorgan USD Emerging Markets Bond ETF	3.32
10	GuideMark® Core Fixed Income Fund – Institutional Shares	3.29

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Since Inception(1)
GuidePath® Multi-Asset Income Allocation Fund	9.95%	4.69%
Morningstar Multi-Asset High Income Index	13.12%	4.38%

(1)	Inception date is 8/31/12.

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 5.67% underperforming the the Morningstar Multi-Asset High Income Index at 7.46%.

•	Underweight exposure in high yield bonds, which saw double digit returns on tightening credit spreads, dampened returns. Exposure to short term credit also dragged on returns.

•

Returns benefited from exposure to small and mid cap dividend equities as risk appetites increased. Emerging market dividend equities added to gains, along with a country specific exposure to Australian equity, both helped by higher commodity prices.

•	Exposure to longer dated investment grade credit and emerging market debt helped returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	WisdomTree High Dividend Fund	12.28
2	BlackRock Global Dividend Portfolio – Institutional Shares	10.19
3	T. Rowe Price Institutional Floating Rate Fund	9.50
4	Vanguard High-Yield Corporate Fund – Admiral Shares	8.04
5	iShares International Select Dividend ETF	7.80
6	iShares U.S. Preferred Stock ETF	7.16
7	SPDR Barclays Short Term Corporate Bond ETF	6.25
8	Natixis Loomis Sayles Global Equity and Income Fund	5.47
9	iShares 20+ Year Treasury Bond ETF	3.44
10	Vanguard Total Bond Market ETF	3.07

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)
	One Year	Since Inception(1)
GuidePath® Flexible Income Allocation Fund
Service Shares	4.82%	1.22%
Institutional Shares	6.23%	1.98%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	2.55	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 2.67%.

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned 3.39% outperforming the Barclays U.S. Aggregate Bond Index at 2.68%.

•	Fixed income exposure to credit and emerging market debt drove returns from tightening credit spreads. Positioning in longer term Treasuries helped as the long end of the yield curve fell.

•	Exposure to mortgage-backed securities tempered returns, as did exposure to short term Treasuries as the front end of the yield curve steepened.

•	Exposure to floating rate loans helped returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Mortgage-Backed Securities ETF	14.61
2	DoubleLine Total Return Bond Fund – Institutional Shares	13.64
3	Vanguard Long-Term Corporate Bond ETF	9.58
4	iShares 1-3 Year Treasury Bond ETF	8.31
5	BlackRock Low Duration Bond Portfolio – Institutional Shares	7.60
6	Vanguard Intermediate-Term Corporate Bond ETF	6.96
7	iShares JPMorgan USD Emerging Markets Bond ETF	6.75
8	DoubleLine Low Duration Bond Fund – Institutional Shares	5.05
9	Vanguard S&P 500 ETF	3.87
10	T. Rowe Price Institutional Floating Rate Fund	3.80

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, must exhibit significant correlation to trend following peers and the SG Trend Indicator.

CUMULATIVE TOTAL RETURN (for periods ended September 30)
	One Year	Since Inception(1)
GuidePath® Managed Futures Strategy Fund
Service Shares	N/A	-8.40%
Institutional Shares	N/A	-8.00%
Citigroup 3-Month Treasury Bill Index	N/A	0.18%
SG Trend Index	N/A	-6.79%

(1)	Inception date is 1/19/16 for Service Shares and Institutional Shares.

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2016, the Fund returned -5.86%, underperforming the Citigroup 3-Month Treasury Bill Index at 0.13% and the SG Trend Index at -4.72%.

•	The period saw a distinct rotation within the markets which created a headwind for trend following strategies. The biggest impacts were in commodities and equities.

•

Within commodities, short exposure to the Energy sector was a noticeable detractor as Energy rebounded with oil prices stabilizing over the period. Short exposure to broader developed international equities including Japanese equities hurt returns.

•	Long exposure to fixed income and the Japanese Yen were beneficial to returns but not enough to offset the detractors.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath® Managed Futures Strategy Fund did not hold any long term investments as of September 30, 2016.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Unaudited)

September 30, 2016

As a shareholder of the GuideMark® & GuidePath® Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from April 1, 2016 to September 30, 2016.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2016

Fund		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio[1] based on the period April 1, 2016 – September 30, 2016	Expenses Paid During Period[2] April 1, 2016 – September 30, 2016
INSTITUTIONAL SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,045.10	0.65%	$3.33
	Hypothetical[3]	$1,000.00	$1,021.81	0.65%	$3.29
GuideMark® Emerging Markets Fund	Actual	$1,000.00	$1,116.20	1.05%	$5.55
	Hypothetical[3]	$1,000.00	$1,019.82	1.05%	$5.30
GuideMark® Small/Mid Cap Core Fund	Actual	$1,000.00	$1,097.80	0.94%	$4.94
	Hypothetical[3]	$1,000.00	$1,020.36	0.94%	$4.76
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,047.80	0.83%	$4.26
	Hypothetical[3]	$1,000.00	$1,020.91	0.83%	$4.20
GuideMark® Core Fixed Income Fund	Actual	$1,000.00	$1,028.60	0.70%	$3.54
	Hypothetical[3]	$1,000.00	$1,021.57	0.70%	$3.53
GuideMark® Opportunistic Fixed Income Fund	Actual	$1,000.00	$998.30	0.95%	$4.76
	Hypothetical[3]	$1,000.00	$1,020.31	0.95%	$4.81
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,066.90	0.41%	$2.11
	Hypothetical[3]	$1,000.00	$1,023.03	0.41%	$2.06
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,052.60	0.52%	$2.68
	Hypothetical[3]	$1,000.00	$1,022.46	0.52%	$2.64
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$1,035.20	0.53%	$2.70
	Hypothetical[3]	$1,000.00	$1,022.41	0.53%	$2.69
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,060.20	0.51%	$2.63
	Hypothetical[3]	$1,000.00	$1,022.51	0.51%	$2.59
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$1,035.80	0.50%	$2.55
	Hypothetical[3]	$1,000.00	$1,022.56	0.50%	$2.54
GuidePath® Managed Futures Strategy Fund	Actual	$1,000.00	$943.60	1.30%	$6.33
	Hypothetical[3]	$1,000.00	$1,018.55	1.30%	$6.58

[1]	The expense ratio excludes the securities lending credit.

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

September 30, 2016

Fund		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio[1] based on the period April 1, 2016 – September 30, 2016	Expenses Paid During Period[2] April 1, 2016 – September 30, 2016
SERVICE SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,041.60	1.22%	$6.24
	Hypothetical[3]	$1,000.00	$1,018.95	1.22%	$6.17
GuideMark® Emerging Markets Fund	Actual	$1,000.00	$1,112.30	1.62%	$8.58
	Hypothetical[3]	$1,000.00	$1,016.95	1.62%	$8.19
GuideMark® Small/Mid Cap Core Fund	Actual	$1,000.00	$1,094.30	1.51%	$7.93
	Hypothetical[3]	$1,000.00	$1,017.50	1.51%	$7.64
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,044.40	1.42%	$7.28
	Hypothetical[3]	$1,000.00	$1,017.95	1.42%	$7.18
GuideMark® Opportunistic Equity Fund	Actual	$1,000.00	$1,054.10	1.68%	$8.65
	Hypothetical[3]	$1,000.00	$1,016.65	1.68%	$8.49
GuideMark® Core Fixed Income Fund	Actual	$1,000.00	$1,025.30	1.30%	$6.60
	Hypothetical[3]	$1,000.00	$1,018.55	1.30%	$6.58
GuideMark® Tax-Exempt Fixed Income Fund	Actual	$1,000.00	$1,016.70	1.29%	$6.52
	Hypothetical[3]	$1,000.00	$1,018.60	1.29%	$6.53
GuideMark® Opportunistic Fixed Income Fund	Actual	$1,000.00	$995.50	1.55%	$7.75
	Hypothetical[3]	$1,000.00	$1,017.30	1.55%	$7.84
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,064.30	1.00%	$5.71
	Hypothetical[3]	$1,000.00	$1,020.05	1.00%	$5.06
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,048.30	1.11%	$5.70
	Hypothetical[3]	$1,000.00	$1,019.50	1.11%	$5.62
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$1,032.20	1.13%	$5.76
	Hypothetical[3]	$1,000.00	$1,019.40	1.13%	$5.72
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,057.10	1.11%	$5.72
	Hypothetical[3]	$1,000.00	$1,019.50	1.11%	$5.62
GuidePath® Multi-Asset Income Allocation Fund	Actual	$1,000.00	$1,056.70	1.18%	$6.08
	Hypothetical[3]	$1,000.00	$1,019.15	1.18%	$5.97
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$1,033.90	1.10%	$5.60
	Hypothetical[3]	$1,000.00	$1,019.56	1.10%	$5.56
GuidePath® Managed Futures Strategy Fund	Actual	$1,000.00	$941.40	1.90%	$9.25
	Hypothetical[3]	$1,000.00	$1,015.54	1.90%	$9.60

[1]	The expense ratio excludes the securities lending credit.

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS - 92.08%
	Aerospace & Defense - 1.09%
1,171	Boeing Co.	$154,268
8,105	BWX Technologies, Inc.	310,989
3,694	Honeywell International, Inc.	430,683
1,605	Huntington Ingalls Industries, Inc.	246,239
1,399	L-3 Communications Holdings, Inc.	210,871
1,926	Lockheed Martin Corp.	461,701
2,100	Northrop Grumman Corp.	449,295
2,200	Orbital ATK, Inc.	167,706
3,054	Raytheon Co.	415,741
4,059	Spirit AeroSystems Holdings, Inc. - Class A (a)	180,788
350	TransDigm Group, Inc. (a)	101,192

		3,129,473

	Air Freight & Logistics - 0.38%
7,850	C.H. Robinson Worldwide, Inc.	553,111
1,727	Expeditors International of Washington	88,975
376	FedEx Corp.	65,680
3,619	United Parcel Service, Inc. - Class B	395,774

		1,103,540

	Airlines - 0.72%
4,000	Alaska Air Group, Inc.	263,440
12,517	Delta Air Lines, Inc.	492,669
26,786	JetBlue Airways Corp. (a)	461,791
4,709	Southwest Airlines Co.	183,133
12,728	United Continental Holdings, Inc. (a)	667,838

		2,068,871

	Auto Components - 0.28%
8,488	Goodyear Tire & Rubber Co.	274,162
2,741	Lear Corp.	332,264
2,592	Visteon Corp.	185,743

		792,169

	Automobiles - 0.26%
40,500	Ford Motor Co.	488,835
2,984	Thor Industries, Inc.	252,745

		741,580

	Banks - 2.66%
67,700	Bank of America Corp.	1,059,505
8,613	CIT Group, Inc.	312,652
19,038	Citigroup, Inc.	899,165
9,361	Fifth Third Bancorp	191,526
3,100	First Republic Bank	239,041
31,275	JPMorgan Chase & Co.	2,082,602
1,900	PNC Financial Services Group, Inc.	171,171
13,356	Popular, Inc.	510,466
17,656	Regions Financial Corp.	174,265
3,684	SunTrust Banks, Inc.	161,359
4,467	TCF Financial Corp.	64,816
5,983	U.S. Bancorp	256,611
33,902	Wells Fargo & Co.	1,501,181

		7,624,360

	Beverages - 1.94%
4,520	Brown-Forman Corp. - Class A	224,870
5,744	Brown-Forman Corp. - Class B	272,495
2,664	Constellation Brands, Inc. - Class A	443,529
5,093	Dr. Pepper Snapple Group, Inc.	465,042
2,227	Molson Coors Brewing Co. - Class B	244,525

Number of Shares		Value
	Beverages (Continued)
19,934	PepsiCo, Inc.	$2,168,221
40,955	The Coca-Cola Co.	1,733,216

		5,551,898

	Biotechnology - 1.48%
6,734	Amgen, Inc.	1,123,299
2,581	Biogen, Inc. (a)	807,930
3,551	Celgene Corp. (a)	371,186
16,884	Gilead Sciences, Inc.	1,335,862
1,494	Seattle Genetics, Inc. (a)	80,691
4,300	United Therapeutics Corp. (a)	507,744

		4,226,712

	Building Products - 0.67%
3,650	A. O. Smith Corp.	360,583
3,889	Allegion Plc	267,991
4,067	Fortune Brands Home & Security, Inc.	236,293
3,329	Lennox International, Inc.	522,753
9,242	Masco Corp.	317,093
4,200	Owens Corning, Inc.	224,238

		1,928,951

	Capital Markets - 0.85%
1,603	Ameriprise Financial, Inc.	159,931
12,192	Artisan Partners Asset Management, Inc. - Class A	331,622
7,813	Eaton Vance Corp.	305,098
5,760	Federated Investors, Inc. - Class B	170,669
11,760	Lazard Ltd. - Class A - ADR	427,594
4,918	LPL Financial Holdings, Inc. (b)	147,097
13,509	Morgan Stanley	433,099
5,543	SEI Investments Co.	252,816
2,881	T. Rowe Price Group, Inc.	191,586

		2,419,512

	Chemicals - 1.40%
3,454	Albemarle Corp.	295,282
9,093	Cabot Corp.	476,564
1,731	E.I. du Pont de Nemours & Co.	115,925
1,637	Eastman Chemical Co.	110,792
2,616	Ecolab, Inc.	318,419
2,002	International Flavors & Fragrances, Inc.	286,226
1,400	LyondellBasell Industries NV - Class A	112,924
2,698	Monsanto Co.	275,736
600	NewMarket Corp.	257,592
70,353	Platform Specialty Products Corp. (a)	570,563
1,570	PPG Industries, Inc.	162,275
5,826	RPM International, Inc.	312,973
2,712	The Dow Chemical Co.	140,563
792	The Scotts Miracle-Gro Co. - Class A	65,950
1,627	Valspar Corp.	172,576
1,555	W.R. Grace & Co.	114,759
3,888	Westlake Chemical Corp.	208,008

		3,997,127

	Commercial Services & Supplies - 0.90%
5,127	Avery Dennison Corp.	398,829
4,865	Cintas Corp.	547,799
5,497	Copart, Inc. (a)	294,419
8,923	R.R. Donnelley & Sons Co.	140,270
6,080	Republic Services, Inc.	306,736
15,243	Rollins, Inc.	446,315

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Commercial Services & Supplies (Continued)
639	Stericycle, Inc. (a)	$51,210
6,165	Waste Management, Inc.	393,080

		2,578,658

	Communications Equipment - 1.04%
2,708	Arista Networks, Inc. (a)(b)	230,397
7,600	Brocade Communications Systems, Inc.	70,148
33,818	Cisco Systems, Inc.	1,072,707
3,235	F5 Networks, Inc. (a)	403,210
685	Harris Corp.	62,753
3,172	Juniper Networks, Inc.	76,318
2,400	Motorola Solutions, Inc.	183,072
893	Palo Alto Networks, Inc. (a)	142,282
10,670	QUALCOMM, Inc.	730,895

		2,971,782

	Construction & Engineering - 0.98%
18,552	AECOM (a)	551,551
10,737	Chicago Bridge & Iron Co. NV	300,958
7,819	Fluor Corp.	401,271
14,844	Jacobs Engineering Group, Inc. (a)	767,732
28,572	Quanta Services, Inc. (a)	799,730

		2,821,242

	Construction Materials - 0.12%
382	Martin Marietta Materials, Inc.	68,420
2,524	Vulcan Materials Co.	287,055

		355,475

	Consumer Finance - 1.07%
29,282	Ally Financial, Inc.	570,120
5,318	American Express Co.	340,565
7,225	Capital One Financial Corp.	518,972
1,037	Credit Acceptance Corp. (a)(b)	208,509
2,900	Discover Financial Services	163,995
45,063	Navient Corp.	652,062
41,724	Santander Consumer USA Holdings, Inc. (a)	507,364
3,380	Synchrony Financial	94,640

		3,056,227

	Containers & Packaging - 0.11%
1,167	AptarGroup, Inc.	90,337
4,013	Sonoco Products Co.	212,007

		302,344

	Distributors - 0.22%
3,793	Genuine Parts Co.	381,007
6,666	LKQ Corp. (a)	236,376

		617,383

	Diversified Consumer Services - 0.28%
170	Graham Holdings Co. - Class B	81,833
10,525	H&R Block, Inc.	243,654
6,457	Service Corp. International	171,369
9,459	ServiceMaster Global Holdings, Inc. (a)	318,579

		815,435

	Diversified Financial Services - 0.72%
6,073	CBOE Holdings, Inc.	393,834
700	Intercontinental Exchange, Inc.	188,552
840	MarketAxess Holdings, Inc.	139,096
4,956	MSCI, Inc.	416,007

Number of Shares		Value
	Diversified Financial Services (Continued)
3,400	NASDAQ OMX Group, Inc.	$229,636
1,886	S&P Global, Inc.	238,692
16,347	Voya Financial, Inc.	471,120

		2,076,937

	Diversified Telecommunication Services - 2.02%
67,346	AT&T, Inc.	2,734,921
17,507	CenturyLink, Inc.	480,217
49,539	Verizon Communications, Inc.	2,575,037

		5,790,175

	Electric Utilities - 1.66%
4,671	AES Corp.	60,022
4,709	American Electric Power Co., Inc.	302,365
8,738	Avangrid, Inc.	365,074
5,548	Duke Energy Corp.	444,062
1,654	Edison International	119,501
2,485	Entergy Corp.	190,674
4,543	Eversource Energy	246,140
6,195	Exelon Corp.	206,232
8,794	FirstEnergy Corp.	290,905
3,005	Great Plains Energy, Inc.	82,006
1,914	Hawaiian Electric Industries, Inc.	57,133
1,377	ITC Holdings Corp.	64,003
4,581	NextEra Energy, Inc.	560,348
2,944	OGE Energy Corp.	93,089
3,536	Pinnacle West Capital Corp.	268,701
9,981	PPL Corp.	345,043
8,454	Southern Co.	433,690
5,549	Westar Energy, Inc.	314,906
7,855	Xcel Energy, Inc.	323,155

		4,767,049

	Electrical Equipment - 0.60%
2,041	Acuity Brands, Inc.	540,048
3,275	Agilent Technologies, Inc.	154,220
4,713	Emerson Electric Co.	256,906
9,901	Regal Beloit Corp.	589,010
1,367	Rockwell Automation, Inc.	167,239

		1,707,423

	Electronic Equipment, Instruments & Components - 1.12%
1,497	Amphenol Corp.	97,185
9,609	Arrow Electronics, Inc. (a)	614,688
11,240	Avnet, Inc.	461,514
2,490	CDW Corp.	113,868
1,344	Cognex Corp.	71,044
5,481	Corning, Inc.	129,626
3,228	Dolby Laboratories, Inc. - Class A	175,248
22,717	Fitbit, Inc. - Class A (a)(b)	337,120
19,529	Ingram Micro, Inc. - Class A	696,404
6,213	Keysight Technologies, Inc. (a)	196,890
10,980	National Instruments Corp.	311,832

		3,205,419

	Energy Equipment & Services - 1.00%
10,207	FMC Technologies, Inc. (a)	302,842
10,169	National Oilwell Varco, Inc.	373,609
82,736	Noble Corp. Plc	524,546
13,442	Oceaneering International, Inc.	369,789
36,341	Rowan Cos., Inc. - Class A	550,930
732	Schlumberger Ltd. - ADR	57,564

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Energy Equipment & Services (Continued)
4,977	Superior Energy Services, Inc.	$89,088
57,313	Transocean Ltd. - ADR (a)(b)	610,957

		2,879,325

	Food & Staples Retailing - 2.70%
3,236	Casey’s General Stores, Inc.	388,805
5,467	Costco Wholesale Corp.	833,772
11,871	CVS Caremark Corp.	1,056,400
22,551	Kroger Co.	669,314
65,043	Rite Aid Corp. (a)	500,181
14,366	Sprouts Farmers Market, Inc. (a)	296,658
16,322	SYSCO Corp.	799,941
5,776	US Foods Holding Corp. (a)	136,371
12,641	Walgreens Boots Alliance, Inc.	1,019,118
23,251	Wal-Mart Stores, Inc.	1,676,862
12,951	Whole Foods Market, Inc.	367,161

		7,744,583

	Food Products - 3.01%
10,828	Archer Daniels Midland Co.	456,617
15,082	Blue Buffalo Pet Products, Inc. (a)	358,348
2,875	Bunge Ltd.	170,286
6,231	Campbell Soup Co.	340,836
4,100	ConAgra Foods, Inc.	193,151
23,521	Flowers Foods, Inc.	355,637
5,900	General Mills, Inc.	376,892
3,863	Hershey Co.	369,303
7,600	Hormel Foods Corp.	288,268
4,700	Ingredion, Inc.	625,382
2,553	Kellogg Co.	197,781
4,403	McCormick & Co, Inc. - Non Voting	439,948
12,600	Mondelez International, Inc. - Class A	553,140
21,559	Pilgrim’s Pride Corp. (b)	455,326
4,844	Pinnacle Foods, Inc.	243,023
7,305	Post Holdings, Inc. (a)	563,727
3,257	The Hain Celestial Group, Inc. (a)	115,884
4,229	The J.M. Smucker Co.	573,199
4,400	The Kraft Heinz Co.	393,844
3,036	TreeHouse Foods, Inc. (a)	264,709
17,345	Tyson Foods, Inc. - Class A	1,295,151

		8,630,452

	Gas Utilities - 0.42%
3,827	Atmos Energy Corp.	284,997
1,230	ONEOK, Inc.	63,210
1,825	Piedmont Natural Gas Co., Inc.	109,573
16,515	UGI Corp.	747,138

		1,204,918

	Health Care Equipment & Supplies - 2.13%
4,881	ABIOMED, Inc. (a)	627,599
4,820	Align Technology, Inc. (a)	451,875
5,059	Baxter International, Inc.	240,808
1,667	Becton, Dickinson & Co.	299,610
2,488	Boston Scientific Corp. (a)	59,214
2,122	C.R. Bard, Inc.	475,922
4,559	DENTSPLY SIRONA, Inc.	270,941
5,104	DexCom, Inc. (a)	447,417
5,000	Edwards Lifesciences Corp. (a)	602,800
6,116	IDEXX Laboratories, Inc. (a)	689,457

Number of Shares		Value
	Health Care Equipment & Supplies (Continued)
414	Intuitive Surgical, Inc. (a)	$300,080
7,160	Medtronic Plc	618,624
2,619	ResMed, Inc. (a)(b)	169,685
3,853	Stryker Corp. (b)	448,528
1,414	Teleflex, Inc.	237,623
2,098	West Pharmaceutical Services, Inc.	156,301

		6,096,484

	Health Care Providers & Services - 2.53%
5,465	Aetna, Inc.	630,934
3,271	AmerisourceBergen Corp.	264,231
3,398	AmSurg Corp. (a)	227,836
4,842	Anthem, Inc.	606,751
2,800	Cardinal Health, Inc.	217,560
2,461	Centene Corp. (a)	164,789
1,446	Cerner Corp. (a)	89,291
2,362	CIGNA Corp.	307,816
6,009	Express Scripts Holding Co. (a)	423,815
1,200	HCA Holdings, Inc. (a)	90,756
2,600	Henry Schein, Inc. (a)	423,748
495	Humana, Inc.	87,561
1,223	Laboratory Corporation of America Holdings (a)	168,138
8,745	LifePoint Hospitals, Inc. (a)	517,966
900	McKesson Corp.	150,075
1,180	Patterson Cos., Inc.	54,209
3,164	PerkinElmer, Inc.	177,532
2,080	Premier, Inc. - Class A (a)	67,267
703	Quest Diagnostics, Inc.	59,495
5,865	Tenet Healthcare Corp. (a)	132,901
11,334	UnitedHealth Group, Inc.	1,586,760
877	Universal Health Services, Inc. - Class B	108,064
1,279	VCA, Inc. (a)	89,504
5,221	WellCare Health Plans, Inc. (a)	611,327

		7,258,326

	Health Care Technology - 0.16%
6,305	Allscripts Healthcare Solutions, Inc. (a)	83,037
1,929	athenahealth, Inc. (a)(b)	243,285
3,109	Veeva Systems, Inc. - Class A (a)	128,340

		454,662

	Hotels, Restaurants & Leisure - 2.11%
4,091	Aramark	155,581
5,910	Brinker International, Inc.	298,041
7,800	Carnival Corp. - ADR	380,796
420	Chipotle Mexican Grill, Inc. (a)(b)	177,870
3,715	Choice Hotels International, Inc.	167,472
2,288	Darden Restaurants, Inc.	140,300
3,614	Domino’s Pizza, Inc.	548,786
13,440	Extended Stay America, Inc.	190,848
9,265	Hilton Worldwide Holdings, Inc.	212,446
3,600	Hyatt Hotels Corp. - Class A (a)	177,192
1,300	Marriott International, Inc. - Class A	87,529
9,032	McDonald’s Corp.	1,041,932
7,572	MGM MIRAGE (a)	197,099
641	Panera Bread Co. - Class A (a)(b)	124,816
1,758	Royal Caribbean Cruises Ltd.	131,762
3,585	Six Flags Entertainment Corp.	192,192
15,626	Starbucks Corp.	845,992
1,218	Vail Resorts, Inc.	191,080
3,600	Wyndham Worldwide Corp.	242,388

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
5,866	Yum Brands, Inc.	$532,691

		6,036,813

	Household Durables - 0.62%
10,600	D.R. Horton, Inc.	320,120
1,075	Harman International Industries, Inc.	90,784
916	Mohawk Industries, Inc. (a)	183,512
2,974	Newell Rubbermaid, Inc.	156,611
220	NVR, Inc. (a)	360,771
4,206	Tempur Sealy International, Inc. (a)	238,648
5,821	Tupperware Brands Corp.	380,519
326	Whirlpool Corp.	52,864

		1,783,829

	Household Products - 1.91%
6,492	Church & Dwight, Inc.	311,097
4,955	Clorox Co.	620,267
9,992	Colgate-Palmolive Co.	740,807
7,100	Energizer Holdings, Inc.	354,716
6,378	Kimberly-Clark Corp.	804,521
27,003	Procter & Gamble Co.	2,423,519
1,550	Spectrum Brands Holdings, Inc.	213,419

		5,468,346

	Independent Power and Renewable Electricity Producers - 0.36%
63,662	Calpine Corp. (a)	804,688
21,540	NRG Energy, Inc.	241,463

		1,046,151

	Industrial Conglomerates - 1.07%
6,834	3M Co.	1,204,356
63,212	General Electric Co.	1,872,339

		3,076,695

	Insurance - 3.59%
4,313	Aflac, Inc.	309,975
4,412	Allstate Corp.	305,222
3,523	American Financial Group, Inc.	264,225
1,372	American National Insurance Co.	167,329
3,967	AmTrust Financial Services, Inc.	106,435
1,500	Aon Plc	168,735
3,104	Aspen Insurance Holdings Ltd.	144,615
2,900	Assurant, Inc.	267,525
7,790	Assured Guaranty Ltd.	216,173
3,200	Axis Capital Holdings Ltd.	173,856
16,777	Berkshire Hathaway, Inc. - Class B (a)	2,423,773
3,852	Chubb Limited	484,004
2,900	Cincinnati Financial Corp.	218,718
2,606	Erie Indemnity Co. - Class A	265,994
326	Everest Re Group, Ltd.	61,930
8,500	Hartford Financial Services Group, Inc.	363,970
5,000	Lincoln National Corp.	234,900
174	Markel Corp. (a)	161,606
9,624	Marsh & McLennan Cos., Inc.	647,214
8,800	MetLife, Inc.	390,984
12,483	Old Republic International Corp.	219,950
1,321	Principal Financial Group, Inc.	68,045
4,100	ProAssurance Corp.	215,168
10,334	Progressive Corp.	325,521
5,126	Prudential Financial, Inc.	418,538

Number of Shares		Value
	Insurance (Continued)
3,156	Reinsurance Group of America	$340,659
631	RenaissanceRe Holdings Ltd.	75,821
4,700	The Hanover Insurance Group, Inc.	354,474
2,950	The Travelers Cos., Inc.	337,922
7,028	Unum Group	248,159
208	White Mountains Insurance Group Ltd. - ADR	172,640
3,900	XL Group Ltd.	131,157

		10,285,237

	Internet & Direct Marketing Retail - 2.19%
4,865	Amazon.com, Inc. (a)	4,073,513
106,115	Groupon, Inc. (a)	546,492
6,630	Netflix, Inc. (a)	653,387
488	The Priceline Group, Inc. (a)	718,087
4,662	TripAdvisor, Inc. (a)	294,545

		6,286,024

	Internet Software & Services - 3.81%
2,756	Akamai Technologies, Inc. (a)	146,041
3,065	Alphabet, Inc. - Class A (a)	2,464,444
3,155	Alphabet, Inc. - Class C (a)	2,452,350
19,947	eBay, Inc. (a)	656,256
23,564	Facebook, Inc. - Class A (a)	3,022,554
4,900	IAC/InterActiveCorp	306,103
615	LinkedIn Corp. - Class A (a)	117,539
16,360	Pandora Media, Inc. (a)(b)	234,439
18,418	Rackspace Hosting, Inc. (a)	583,666
4,457	VeriSign, Inc. (a)(b)	348,716
11,310	Yelp, Inc. - Class A (a)(b)	471,627
1,543	Zillow Group, Inc. - Class A (a)(b)	53,156
1,558	Zillow Group, Inc. - Class C (a)(b)	53,985

		10,910,876

	IT Services - 4.02%
10,144	Accenture Plc - Class A - ADR	1,239,293
1,181	Alliance Data Systems Corp. (a)	253,360
8,618	Amdocs Ltd.	498,551
2,545	Automatic Data Processing, Inc.	224,469
5,351	Booz Allen Hamilton Holding Corp. - Class A	169,145
5,423	Broadridge Financial Solutions, Inc.	367,625
7,555	Cognizant Technology Solutions Corp. - Class A (a)	360,449
3,309	Computer Sciences Corp.	172,763
9,308	CoreLogic, Inc. (a)	365,060
2,675	Euronet Worldwide, Inc. (a)	218,895
3,779	Fidelity National Information Services, Inc.	291,096
18,526	First Data Corp. - Class A (a)	243,802
4,800	Fiserv, Inc. (a)	477,456
3,215	Gartner, Inc. (a)	284,367
11,450	Genpact Ltd. (a)	274,228
5,513	Global Payments, Inc.	423,178
12,725	Leidos Holdings, Inc.	550,738
6,441	MasterCard, Inc. - Class A	655,501
5,485	Paychex, Inc.	317,417
6,000	PayPal Holdings, Inc. (a)	245,820
2,591	Sabre Corp.	73,014
13,162	The Western Union Co.	274,033
2,577	T-Mobile USA, Inc. (a)	120,398
8,400	Total System Services, Inc.	396,060
9,000	Vantiv, Inc. - Class A (a)	506,430
3,111	VeriFone Holdings, Inc. (a)	48,967

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
13,249	Visa, Inc. - Class A	$1,095,692
2,200	WEX, Inc. (a)	237,798
111,334	Xerox Corp.	1,127,813

		11,513,418

	Leisure Products - 0.62%
1,600	Brunswick Corp.	78,048
5,239	Hasbro, Inc.	415,610
12,925	Mattel, Inc.	391,369
3,235	Polaris Industries, Inc. (b)	250,519
4,970	Pool Corp.	469,764
4,058	Vista Outdoor, Inc. (a)	161,752

		1,767,062

	Life Sciences Tools & Services - 1.12%
11,900	Bruker Corp.	269,535
4,540	Charles River Laboratories (a)	378,363
1,636	Illumina, Inc. (a)	297,196
1,240	Mettler-Toledo International, Inc. (a)	520,589
6,000	QIAGEN NV (a)	164,640
6,253	Quintiles Transnational Holdings, Inc. (a)	506,868
3,660	Thermo Fisher Scientific, Inc.	582,160
11,613	VWR Corp. (a)	329,345
969	Waters Corp. (a)	153,577

		3,202,273

	Machinery - 1.60%
6,972	AGCO Corp.	343,859
12,600	Colfax Corp. (a)	396,018
502	Cummins, Inc.	64,331
4,500	Danaher Corp.	352,755
4,784	Donaldson Co., Inc.	178,587
1,581	Fortive Corp.	80,473
3,550	Graco, Inc.	262,700
1,676	IDEX Corp.	156,823
3,955	Illinois Tool Works, Inc.	473,967
3,641	Lincoln Electric Holdings, Inc.	228,000
2,318	Nordson Corp.	230,942
1,632	Snap On, Inc.	247,999
1,600	Stanley Black & Decker, Inc.	196,768
12,566	The Timken Co.	441,569
12,706	Toro Co.	595,149
6,416	Xylem, Inc.	336,519

		4,586,459

	Marine - 0.06%
2,755	Kirby Corp. (a)	171,251

	Media - 1.82%
223	Cable One, Inc.	130,232
594	Charter Communications, Inc. - Class A (a)	160,362
16,300	Comcast Corp. - Class A	1,081,342
2,691	John Wiley & Sons, Inc. - Class A	138,883
3,582	Liberty Interactive Corp. QVC Group - Class A (a)	71,676
9,925	Liberty Media Corp. - Class A (a)	337,251
10,644	Liberty Media Corp. - Class C (a)	355,616
2,343	Live Nation, Inc. (a)	64,386
1,400	Morningstar, Inc.	110,978
34,446	News Corp. - Class A	481,555
32,247	News Corp. - Class B	458,552

Number of Shares		Value
	Media (Continued)
1,513	Omnicom Group, Inc.	$128,605
5,749	Starz - Class A (a)	179,311
4,517	TEGNA, Inc.	98,742
10,193	The Interpublic Group of Cos., Inc.	227,814
10,997	The Walt Disney Co.	1,021,181
2,702	Thomson Reuters Corp.	111,809
748	Time Warner, Inc.	59,548

		5,217,843

	Metals & Mining - 0.76%
7,485	Newmont Mining Corp.	294,086
10,000	Nucor Corp.	494,500
8,256	Reliance Steel & Aluminum Co.	594,680
726	Royal Gold, Inc.	56,214
26,964	Steel Dynamics, Inc.	673,830
5,565	Tahoe Resources, Inc.	71,399

		2,184,709

	Multiline Retail - 1.51%
5,169	Burlington Stores, Inc. (a)	418,792
16,549	Dillard’s, Inc. - Class A	1,042,752
4,702	Dollar General Corp.	329,093
1,225	Dollar Tree, Inc. (a)	96,689
22,351	J.C. Penney Co., Inc. (a)(b)	206,076
11,244	Kohl’s Corp.	491,925
18,516	Macy’s, Inc.	686,018
9,254	Nordstrom, Inc. (b)	480,098
8,598	Target Corp.	590,511

		4,341,954

	Multi-Utilities - 1.26%
7,606	Alliant Energy Corp.	291,386
5,737	Ameren Corp.	282,146
10,370	CenterPoint Energy, Inc.	240,895
3,667	CMS Energy Corp.	154,051
5,124	Consolidated Edison, Inc.	385,837
3,096	Dominion Resources, Inc.	229,940
2,982	DTE Energy Co.	279,324
8,447	MDU Resources Group, Inc.	214,892
11,924	NiSource, Inc.	287,488
5,111	PG&E Corp.	312,640
2,224	Public Service Enterprise Group, Inc.	93,119
2,066	SCANA Corp.	149,516
1,040	Sempra Energy	111,477
5,015	Vectren Corp.	251,753
5,532	WEC Energy Group, Inc.	331,256

		3,615,720

	Oil, Gas & Consumable Fuels - 2.49%
9,828	Chevron Corp.	1,011,498
1,307	Diamondback Energy, Inc. (a)	126,178
712	EOG Resources, Inc.	68,857
36,456	Exxon Mobil Corp.	3,181,880
765	Murphy USA, Inc. (a)	54,590
1,334	Newfield Exploration Co. (a)	57,976
3,060	Occidental Petroleum Corp.	223,135
7,272	Parsley Energy, Inc. - Class A (a)	243,685
754	Pioneer Natural Resources Co.	139,980
2,378	Spectra Energy Corp.	101,659
8,060	Tesoro Corp.	641,254
15,065	Valero Energy Corp.	798,445

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
10,462	World Fuel Services Corp.	$483,972

		7,133,109

	Personal Products - 0.90%
3,781	Coty, Inc. - Class A (b)	88,854
2,593	Edgewell Personal Care Co. (a)	206,195
9,796	Herbalife Ltd. (a)(b)	607,254
4,173	Mead Johnson Nutrition Co.	329,709
13,386	Nu Skin Enterprises, Inc. - Class A	867,145
5,470	The Estee Lauder Cos., Inc. - Class A	484,423

		2,583,580

	Pharmaceuticals - 4.29%
2,319	Abbott Laboratories	98,071
11,445	AbbVie, Inc.	721,836
2,888	Akorn, Inc. (a)	78,727
2,376	Allergan Plc (a)	547,217
15,854	Bristol-Myers Squibb Co.	854,848
7,931	Eli Lilly & Co.	636,542
5,023	Endo International Plc (a)	101,213
35,565	Johnson & Johnson	4,201,293
13,281	Mallinckrodt Plc (a)	926,748
24,870	Merck & Co., Inc.	1,552,137
8,251	Mylan NV (a)	314,528
934	Perrigo Co. Plc	86,236
56,987	Pfizer, Inc.	1,930,150
4,637	Zoetis, Inc.	241,170

		12,290,716

	Professional Services - 0.81%
3,221	Equifax, Inc.	433,482
12,934	ManpowerGroup, Inc.	934,611
4,770	Nielsen Holdings Plc	255,529
10,955	Robert Half International, Inc.	414,756
1,977	The Dun & Bradstreet Corp.	270,098

		2,308,476

	Real Estate Management & Development - 0.44%
4,600	CBRE Group, Inc. - Class A (a)	128,708
1,254	Howard Hughes Corp. (a)	143,583
7,556	Jones Lang LaSalle, Inc.	859,797
4,996	Realogy Holdings Corp.	129,197

		1,261,285

	Road & Rail - 0.14%
170	AMERCO	55,119
5,060	Landstar System, Inc.	344,485

		399,604

	Semiconductors & Semiconductor Equipment - 2.45%
9,645	Applied Materials, Inc.	290,797
985	Broadcom Ltd.	169,932
3,085	Cree, Inc. (a)	79,346
1,838	First Solar, Inc. (a)(b)	72,583
71,094	Intel Corp.	2,683,799
3,777	KLA-Tencor Corp.	263,295
1,498	Lam Research Corp.	141,876
6,497	Linear Technology Corp.	385,207
15,456	Marvell Technology Group Ltd. - ADR	205,101
1,600	Maxim Integrated Products, Inc.	63,888
2,176	Microchip Technology, Inc.	135,217

Number of Shares		Value
	Semiconductors & Semiconductor Equipment (Continued)
5,300	NVIDIA Corp.	$363,156
28,448	ON Semiconductor Corp. (a)	350,479
2,902	Qorvo, Inc. (a)	161,757
3,221	Skyworks Solutions, Inc.	245,247
15,635	Teradyne, Inc.	337,403
14,385	Texas Instruments, Inc.	1,009,539
1,218	Xilinx, Inc.	66,186

		7,024,808

	Software - 5.03%
8,200	Activision Blizzard, Inc.	363,260
6,384	Adobe Systems, Inc. (a)	692,919
1,815	ANSYS, Inc. (a)	168,087
2,124	Atlassian Corp PLC (a)(b)	63,656
2,458	Autodesk, Inc. (a)(b)	177,787
4,800	CA, Inc.	158,784
18,644	Cadence Design System, Inc. (a)	475,981
1,153	CDK Global, Inc.	66,136
6,173	Citrix Systems, Inc. (a)	526,063
1,353	Dell Technologies Inc. - Class V (a)	64,674
5,087	Electronic Arts, Inc. (a)	434,430
1,989	FactSet Research Systems, Inc.	322,417
5,128	Fortinet, Inc. (a)	189,377
937	Guidewire Software, Inc. (a)	56,201
5,844	Intuit, Inc.	642,898
4,199	Jack Henry & Associates, Inc.	359,225
6,862	Manhattan Associates, Inc. (a)	395,388
94,438	Microsoft Corp.	5,439,629
2,612	NetSuite, Inc. (a)	289,122
22,684	Nuance Communications, Inc. (a)	328,918
22,147	Oracle Corp.	869,934
2,844	PTC, Inc. (a)	126,018
2,010	Red Hat, Inc. (a)	162,468
5,159	salesforce.com, Inc. (a)	367,992
1,700	ServiceNow, Inc. (a)	134,555
2,010	Splunk, Inc. (a)	117,947
4,147	Symantec Corp.	104,090
9,316	Synopsys, Inc. (a)	552,905
5,524	Tableau Software, Inc. - Class A (a)	305,312
530	Tyler Technologies, Inc. (a)	90,752
1,237	Ultimate Software Group, Inc. (a)	252,830
1,713	VMware, Inc. (a)(b)	125,649

		14,425,404

	Specialty Retail - 4.74%
2,057	Advance Auto Parts, Inc.	306,740
2,351	AutoNation, Inc. (a)	114,517
834	AutoZone, Inc. (a)	640,796
19,635	Bed Bath & Beyond, Inc.	846,465
13,023	Best Buy Co., Inc.	497,218
6,000	Dick’s Sporting Goods, Inc.	340,320
6,617	Foot Locker, Inc.	448,103
21,000	GameStop Corp. - Class A (b)	579,390
15,141	Home Depot, Inc.	1,948,344
4,531	L Brands, Inc.	320,659
14,487	Lowe’s Cos., Inc.	1,046,106
2,260	O’Reilly Automotive, Inc. (a)	633,049
11,236	Ross Stores, Inc.	722,475
14,276	Sally Beauty Holdings, Inc. (a)	366,608
1,846	Sherwin-Williams Co.	510,714
1,123	Signet Jewelers Ltd.	83,697

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
46,270	Staples, Inc.	$395,608
15,677	The Gap, Inc.	348,656
10,926	The Michaels Cos., Inc. (a)	264,081
10,749	The TJX Cos., Inc.	803,810
4,252	Tiffany & Co.	308,823
4,734	Tractor Supply Co.	318,835
2,447	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	582,337
22,202	Urban Outfitters, Inc. (a)	766,413
7,733	Williams Sonoma, Inc. (b)	395,002

		13,588,766

	Technology Hardware, Storage & Peripherals - 3.50%
59,730	Apple, Inc.	6,752,477
31,878	HP, Inc.	495,065
9,083	International Business Machines Corp.	1,442,835
2,600	Lexmark International, Inc. - Class A	103,896
2,038	NCR Corp. (a)	65,603
3,499	NetApp, Inc.	125,334
20,546	Teradata Corp. (a)	636,926
7,154	Western Digital Corp.	418,294

		10,040,430

	Textiles, Apparel & Luxury Goods - 1.92%
3,308	Carter’s, Inc.	286,837
11,784	Coach, Inc.	430,823
3,396	Hanesbrands, Inc.	85,749
18,573	Kate Spade & Co. (a)	318,156
6,832	lululemon athletica, Inc. (a)	416,615
10,357	Michael Kors Holdings Ltd. (a)	484,604
17,413	NIKE, Inc. - Class B	916,794
7,850	PVH Corp.	867,425
4,774	Ralph Lauren Corp.	482,842
11,833	Skechers U.S.A., Inc. - Class A (a)	270,976
7,677	Under Armour, Inc. - Class A (a)(b)	296,946
8,965	Under Armour, Inc. - Class C (a)	303,555
6,161	VF Corp.	345,324

		5,506,646

	Thrifts & Mortgage - 0.05%
8,349	TFS Financial Corp.	148,696

	Tobacco - 1.30%
20,954	Altria Group, Inc.	1,324,921
20,195	Philip Morris International, Inc.	1,963,358
9,274	Reynolds American, Inc.	437,269

		3,725,548

	Trading Companies & Distributors - 0.87%
10,669	Fastenal Co.	445,751
3,500	HD Supply Holdings, Inc. (a)	111,930
4,105	MSC Industrial Direct Co., Inc. - Class A	301,348
1,861	W.W. Grainger, Inc.	418,427
2,972	Watsco, Inc.	418,755
12,937	WESCO International, Inc. (a)	795,496

		2,491,707

	Water Utilities - 0.20%
4,188	American Water Works Co., Inc.	313,430
8,786	Aqua America, Inc.	267,797

		581,227

	Total Common Stocks (Cost $228,997,074)	263,923,154

Number of Shares		Value
	INVESTMENT COMPANIES - 1.79%
	Exchange Traded Funds - 1.79%
25,786	Vanguard S&P 500 ETF	$5,123,421

	Total Investment Companies (Cost $5,020,392)	5,123,421

	REAL ESTATE INVESTMENT TRUSTS - 5.30%
	Real Estate Investment Trusts - 5.30%
4,199	American Campus Communities, Inc.	213,603
6,017	American Capital Agency Corp.	117,572
2,659	American Tower Corp.	301,344
16,823	Annaly Capital Management, Inc.	176,641
1,424	Apartment Investment & Management Co. - Class A	65,376
9,726	Brandywine Realty Trust	151,920
828	Camden Property Trust	69,337
3,028	Care Capital Properties, Inc.	86,298
28,273	Chimera Investment Corp.	450,954
2,840	Communications Sales & Leasing, Inc.	89,204
7,977	Corporate Office Properties Trust	226,148
4,100	Corrections Corp. of America	56,867
3,534	Crown Castle International Corp.	332,938
3,881	CubeSmart	105,796
5,630	CyrusOne, Inc.	267,819
5,891	DCT Industrial Trust, Inc.	286,008
3,018	DDR Corp.	52,604
3,366	Digital Realty Trust, Inc.	326,906
4,298	Douglas Emmett, Inc.	157,436
11,945	Duke Realty Corp.	326,457
2,957	Empire State Realty Trust, Inc. - Class A	61,949
3,573	EPR Properties	281,338
1,001	Equinix, Inc.	360,610
3,676	Equity LifeStyle Properties, Inc.	283,714
7,549	Equity One, Inc.	231,075
9,368	Equity Residential	602,643
3,592	Extra Space Storage, Inc.	285,241
1,098	Federal Realty Investment Trust	169,015
15,630	Forest City Realty Trust, Inc. - Class A	361,522
1,879	General Growth Properties, Inc.	51,860
6,408	Healthcare Trust of America, Inc. - Class A	209,029
4,531	Highwoods Properties, Inc.	236,156
6,236	Hospitality Property Trust	185,334
12,800	Host Hotels & Resorts, Inc.	199,296
11,339	Iron Mountain, Inc.	425,553
2,903	Kimco Realty Corp.	84,042
6,454	Lamar Advertising Co. - Class A	421,511
5,081	Liberty Property Trust	205,018
885	Life Storage, Inc.	78,712
2,245	Macerich Co.	181,553
49,019	MFA Financial, Inc.	366,662
2,675	Mid-American Apartment Communities, Inc.	251,423
5,600	National Retail Properties, Inc.	284,760
8,153	Piedmont Office Realty Trust, Inc. - Class A	177,491
7,139	Prologis, Inc.	382,222
2,656	Public Storage	592,660
1,824	Realty Income Corp.	122,080
3,571	Regency Centers Corp.	276,717
3,397	Retail Properties of America, Inc. - Class A	57,070
9,162	Senior Housing Properties Trust	208,069
3,600	Simon Property Group, Inc.	745,236
11,117	Spirit Realty Capital, Inc.	148,190

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
11,300	Starwood Property Trust, Inc.	$254,476
9,193	STORE Capital Corp.	270,918
10,534	Tanger Factory Outlet Centers, Inc.	410,405
5,234	Taubman Centers, Inc.	389,462
0	The RMR Group, Inc. - Class A	1
50,797	Two Harbors Investment Corp.	433,298
3,832	UDR, Inc.	137,914
4,308	Ventas, Inc.	304,274
13,793	VEREIT, Inc.	143,033
2,468	Weingarten Realty Investors	96,203
2,260	Welltower, Inc.	168,980
3,133	WP Carey, Inc.	202,172

	Total Real Estate Investment Trusts (Cost $14,957,487)	15,200,115

	SHORT TERM INVESTMENTS - 0.85%
	Money Market Funds - 0.85%
2,436,824	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (c)	2,436,824

	Total Short Term Investments (Cost $2,436,824)	2,436,824

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 2.45%
	Money Market Funds - 2.45%
7,024,517	Mount Vernon Prime Portfolio Effective Yield, 0.68% (c)	$7,024,517

	Total Investments Purchased as Securities Lending Collateral (Cost $7,024,517)	7,024,517

	Total Investments (Cost $258,436,294) - 102.47%	293,708,031
	Liabilities in Excess of Other Assets - (2.47)%	(7,069,341)

	TOTAL NET ASSETS - 100.00%	$286,638,690

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2016

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS - 86.88%
	Brazil - 5.65%
99,697	Ambev SA	$609,129
25,478	Banco Bradesco SA	221,865
72,249	Banco do Brasil SA	510,074
32,630	Banco Santander Brasil SA	220,634
38,220	BB Seguridade Participacoes SA	352,567
59,878	BM&F Bovespa SA	311,160
25,051	CETIP SA	331,071
26,532	Cia de Saneamento Basico do Estado de Sao Paulo	246,625
99,869	Cia Siderurgica Nacional SA (a)	279,141
27,347	Cosan SA Industria e Comercio	316,343
39,371	EDP - Energias do Brasil SA	173,844
30,557	Embraer SA	132,295
23,755	Equatorial Energia SA	372,305
25,611	Hypermarcas SA	221,527
39,191	Lojas Renner SA	296,088
3,415	M Dias Branco SA	140,353
19,736	Natura Cosmeticos SA	190,918
30,332	Odontoprev SA	121,154
41,387	Raia Drogasil SA	850,863
70,297	Sul America SA	350,604
12,510	Ultrapar Participacoes SA	276,923

		6,525,483

	Cayman Islands - 0.48%
7,796	TAL Education Group - ADR (a)(b)	552,269

	Chile - 0.64%
194,846	Aguas Andinas SA - Series A	125,137
1,193,542	Banco de Chile	133,361
76,387	Cencosud SA	229,454
25,380	Cia Cervecerias Unidas SA	256,453

		744,405

	China - 15.14%
967,067	Agricultural Bank of China Ltd. - Series H	417,132
22,757	Alibaba Group Holding Ltd. - ADR (a)	2,407,463
140,860	ANTA Sports Products Ltd.	385,148
5,264	Baidu, Inc. - ADR (a)	958,417
2,068,656	Bank of China Ltd. - Series H	955,313
384,000	Bank of Communications Co., Ltd. - Series H	295,353
24,475	BYD Co., Ltd.	162,804
569,672	China Cinda Asset Management Co., Ltd. - Series H	202,886
420,000	China CITIC Bank Corp. Ltd. - Series H	280,929
886,000	China Communications Services Corp. Ltd. - Series H	556,119
2,291,110	China Construction Bank Corp. - Series H	1,720,711
347,000	China Everbright Bank Co., Ltd. - Series H	162,515
61,336	China Life Insurance Company Ltd. - Series H	160,710
82,346	China Mengniu Dairy Co., Ltd.	154,123
124,289	China Merchants Bank Co., Ltd. - Series H	316,071
191,873	China Minsheng Banking Corp. Ltd. - Series H	222,903
835,981	China Petroleum & Chemical Corp. - Series H	617,171
325,187	China Southern Airlines Co., Ltd. - Series H	183,440
674,798	Chongqing Rural Commercial Bank Co., Ltd. - Series H	418,487
619,647	Country Garden Holdings Co., Ltd.	329,243
2,591	Ctrip.com International, Ltd. - ADR (a)	120,663
191,671	Dongfeng Motor Group Co., Ltd. - Series H	193,290
82,926	GF Securities Co., Ltd. - Series H	176,771

Number of Shares		Value
	China (Continued)
272,996	Guangzhou Automobile Group Co., Ltd. - Series H	$353,068
318,400	Guangzhou R&F Properties Co., Ltd. - Series H	504,554
114,484	Haier Electronics Group Co., Ltd.	190,433
260,433	Luye Pharma Group Ltd.	171,399
3,394	NetEase.com, Inc. - ADR	817,207
31,411	New China Life Insurance Co., Ltd. - Series H	140,310
11,604	New Oriental Education & Technology Group, Inc. - ADR (a)	537,961
1,047,172	People’s Insurance Co. of China, Ltd. - Series H	431,280
306,000	PetroChina Co. - Series H	202,835
247,689	PICC Property & Casualty Co., Ltd. - Series H	415,268
117,523	Ping An Insurance Group Co. of China, Ltd. - Series H	616,078
20,768	Shenzhou International Group Holdings Ltd.	145,331
376,500	Sino-Ocean Land Holdings Ltd.	174,787
378,622	Sinopec Shanghai Petrochemical Co., Ltd. - Series H	192,274
320,144	Sinotrans Ltd. - Series H	156,432
438,986	Sun Art Retail Group Ltd.	303,632
23,886	Vipshop Holdings Ltd. - ADR (a)	350,408
283,799	Want Want China Holdings, Ltd.	176,618
164,381	Weichai Power Co., Ltd. - Series H	221,795

		17,499,332

	Colombia - 0.16%
56,266	Interconexion Electrica SA ESP	190,263

	Czech Republic - 0.13%
15,385	O2 Czech Republic AS	149,297

	Egypt - 0.20%
43,369	Commercial International Bank Egypt SAE (d)	234,973

	Hong Kong - 11.22%
44,239	AAC Technologies Holdings, Inc.	446,992
658,079	Belle International Holdings Ltd.	455,640
171,364	China Mobile Ltd.	2,105,099
98,931	China Overseas Land & Investment Ltd.	340,124
145,872	China Resources Beer Holdings Co., Ltd. (a)	310,891
81,360	China Resources Land Ltd.	229,387
110,212	China Resources Power Holdings Co., Ltd.	191,597
88,252	China Taiping Insurance Holdings Co., Ltd. (a)	175,984
346,338	China Telecom Corp. Ltd. - Series H	176,689
144,356	China Unicom Hong Kong Ltd.	175,881
234,800	CSPC Pharmaceutical Group Ltd.	235,736
462,029	Geely Automobile Holdings Ltd.	416,034
1,894,492	Industrial & Commercial Bank of China Ltd. - Series H	1,202,379
310,000	Kunlun Energy Co., Ltd.	239,637
110,331	Longfor Properties Co., Ltd.	170,442
339,879	Nine Dragons Paper Holdings Ltd.	320,485
643,326	Sino Biopharmaceutical Ltd.	435,166
625,000	Sunac China Holdings Ltd.	454,729
160,225	Tencent Holdings Ltd.	4,454,581
136,824	Tingyi Holding Corp.	159,178
112,486	TravelSky Technology Ltd. - Series H	268,482

		12,965,133

	Hungary - 0.65%
5,335	MOL Hungarian Oil and Gas Plc	330,517
6,747	OTP Bank Plc	177,255

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hungary (Continued)
12,237	Richter Gedeon Nyrt	$248,688

		756,460

	Indonesia - 2.43%
6,247,035	Adaro Energy Tbk PT	579,702
854,270	Charoen Pokphand Indonesia Tbk PT	230,129
52,072	Gudang Garam Tbk PT	247,780
441,599	Hanjaya Mandala Sampoerna Tbk PT	133,737
197,235	Indofood Sukses Makmur Tbk PT	131,908
1,215,482	Kalbe Farma Tbk PT	160,149
177,812	Matahari Department Store Tbk PT	252,481
656,400	Surya Citra Media Tbk PT	141,275
1,167,838	Telekomunikasi Indonesia Persero Tbk PT	388,876
80,879	Unilever Indonesia Tbk PT	276,510
1,303,719	Waskita Karya Persero Tbk PT	262,325

		2,804,872

	Malaysia - 2.16%
482,887	AirAsia Bhd	326,315
310,472	Astro Malaysia Holdings Bhd	204,954
27,976	British American Tobacco Malaysia Bhd	332,424
293,412	DiGi.Com Bhd	353,329
67,006	Genting Bhd	128,622
205,917	HAP Seng Consolidated Bhd	383,402
76,224	IHH Healthcare Bhd	116,746
100,451	Maxis Communications Bhd	149,822
691,771	SapuraKencana Petroleum Bhd (a)	264,162
68,259	Tenaga Nasional Bhd	236,031

		2,495,807

	Mexico - 4.25%
86,522	Alfa SAB de CV - Series A	134,760
570,545	America Movil SAB de CV - Series L	325,441
31,900	Arca Continental SAB de CV	189,856
449,294	Cemex SAB de CV (a)	356,613
17,078	Coca-Cola Femsa SAB de CV - Series L	128,144
14,700	El Puerto de Liverpool SAB de CV	153,901
64,938	Fomento Economico Mexicano SAB de CV	597,712
102,459	Gentera SAB de CV	185,105
38,866	Gruma SAB de CV - Series B	509,895
46,880	Grupo Aeroportuario del Pacifico SAB de CV - Series B	445,668
10,624	Grupo Aeroportuario del Sureste SAB de CV - Series B	155,406
168,733	Grupo Bimbo SAB de CV - Series A	446,422
39,714	Grupo Financiero Banorte SAB de CV - Series O	208,486
9,681	Industrias Penoles SAB de CV	231,668
86,163	Kimberly-Clark de Mexico SAB de CV - Series A	194,902
10,232	Promotora y Operadora de Infraestructura SAB de CV	110,152
244,915	Wal-Mart de Mexico SAB de CV	536,193

		4,910,324

	Peru - 0.36%
8,944	Cia de Minas Buenaventura SAA - ADR (a)	123,785
1,882	CREDICORP Ltd.	286,478

		410,263

	Philippines - 1.10%
104,062	Aboitiz Equity Ventures, Inc.	162,959
6,395	Globe Telecom, Inc.	269,993

Number of Shares		Value
	Philippines (Continued)
26,432	Jollibee Foods Corp.	$134,763
1,806,096	Metro Pacific Investments Corp.	264,703
39,699	Security Bank Corp.	198,142
186,190	SM Prime Holdings, Inc.	108,443
35,078	Universal Robina Corp.	129,094

		1,268,097

	Poland - 1.07%
4,779	CCC SA	221,339
15,043	Eurocash SA	167,309
38,396	Grupa Lotos SA (a)	285,959
174	LPP SA	179,220
11,140	Polski Koncern Naftowy Orlen SA	189,460
143,078	Polskie Gornictwo Naftowe i Gazownictwo SA	189,082

		1,232,369

	Republic of Korea - 14.37%
1,263	Amorepacific Corp.	447,888
2,112	AMOREPACIFIC Group	319,094
1,747	BGF retail Co., Ltd.	307,011
31,898	BNK Financial Group, Inc.	249,706
11,244	Cheil Worldwide, Inc.	164,093
4,346	Coway Co., Ltd.	377,516
13,058	Daewoo International Corp.	293,521
35,743	DGB Financial Group, Inc.	294,308
2,158	Dongbu Insurance Co., Ltd.	134,163
10,988	Hana Financial Group, Inc.	279,742
2,386	Hankook Tire Co., Ltd.	129,003
587	Hanmi Pharm Co., Ltd.	272,750
1,765	Hanssem Co., Ltd.	283,305
9,253	Hanwha Chemical Corp.	204,962
8,478	Hanwha Corp.	271,404
24,749	Hanwha Life Insurance Co., Ltd.	129,780
2,381	Hotel Shilla Co., Ltd.	131,494
3,915	Hyundai Development Co.-Engineering & Construction	183,518
8,076	Hyundai Engineering & Construction Co., Ltd.	290,634
1,044	Hyundai Mobis Co., Ltd.	261,998
20,385	Industrial Bank of Korea	222,253
8,727	KB Financial Group, Inc.	300,165
3,343	Kia Motors Corp.	128,444
8,759	Korea Electric Power Corp.	429,070
10,976	Korea Gas Corp.	443,083
12,713	Korean Air Lines Co., Ltd. (a)	404,843
636	LG Chemical Ltd.	140,666
4,150	LG Electronics, Inc.	181,241
716	LG Household & Health Care Ltd.	623,097
2,175	LG Innotek Co., Ltd.	155,513
47,914	LG Uplus Corp.	512,420
973	Lotte Chemical Co.	265,232
899	Naver Corp. (a)	723,752
2,736	POSCO	567,088
3,847	S-1 Corp.	355,413
2,915	Samsung Electronics Co., Ltd.	4,246,462
4,764	Shinhan Financial Group Co., Ltd.	174,480
5,490	SK Hynix, Inc.	201,538
4,802	SK Innovation Co., Ltd.	711,499
981	SK Telecom Co., Ltd.	201,145
2,766	S-Oil Corp.	205,529
37,917	Woori Bank	394,113

		16,612,936

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Russian Federation - 3.54%
124,536	Gazprom PAO	$524,954
12,133	Lukoil PJSC - ADR	591,241
6,164	Magnit PJSC	256,919
16,920	MegaFon PJSC	161,270
29,266	Mobile TeleSystems PJSC - ADR	223,300
99,913	Rosneft OAO	546,510
17,828	Sberbank of Russia PJSC - ADR	167,940
78,163	Sberbank of Russia PJSC	733,750
14,293	Severstal PAO	172,479
39,239	Surgutneftegas OAO	188,969
16,674	Tatneft PAO	514,091
507	Tatneft PAO - ADR	15,646

		4,097,069

	South Africa - 6.75%
18,731	AngloGold Ashanti Ltd. (a)	299,365
16,466	Barclays Africa Group Ltd.	181,795
64,551	Brait SE	519,186
5,567	Capitec Bank Holdings Ltd.	260,864
54,617	Coronation Fund Managers Ltd.	279,760
54,825	Exxaro Resources Ltd.	337,046
54,410	FirstRand Ltd.	188,514
47,355	Gold Fields Ltd.	229,551
16,826	Liberty Holdings Ltd.	142,983
19,915	Massmart Holdings Ltd.	172,280
25,646	Mr. Price Group Ltd.	283,706
8,593	Naspers Ltd. - N Shares	1,487,216
12,669	Nedbank Group Ltd.	206,062
67,927	Pick n Pay Stores Ltd.	340,626
10,980	Pioneer Foods Group Ltd.	138,557
72,699	Sappi Ltd. (a)	376,557
15,975	Shoprite Holdings Ltd.	223,213
63,117	Sibanye Gold Ltd.	224,406
20,668	Standard Bank Group Ltd.	212,371
26,291	Steinhoff International Holdings NV	150,566
46,929	Telkom SA SOC Ltd.	206,914
24,851	The Bidvest Group Ltd.	293,020
14,064	The SPAR Group Ltd.	197,004
4,373	Tiger Brands Ltd.	121,248
27,942	Truworths International Ltd.	144,817
30,255	Vodacom Group Ltd.	339,933
43,825	Woolworths Holdings Ltd.	247,442

		7,805,002

	Taiwan - 12.20%
625,399	Acer, Inc.	291,682
40,671	Advantech Co., Ltd.	350,064
17,632	Catcher Technology Co., Ltd.	144,274
1,085,261	China Airlines Ltd.	324,212
271,029	China Life Insurance Co., Ltd.	248,979
116,546	Chunghwa Telecom Co., Ltd.	411,028
31,079	Delta Electronics, Inc.	166,478
19,985	Eclat Textile Co., Ltd.	239,447
448,589	Eva Airways Corp.	204,993
71,617	Far EasTone Telecommunications Co., Ltd.	169,333
69,847	Feng TAY Enterprise Co., Ltd.	310,792
68,729	Formosa Chemicals & Fibre Corp.	185,454
83,756	Formosa Petrochemical Corp.	252,502
65,800	Formosa Plastics Corp.	163,860
66,458	Foxconn Technology Co., Ltd.	195,960

Number of Shares		Value
	Taiwan (Continued)
241,306	Fubon Financial Holding Co., Ltd.	$358,558
353,550	Hon Hai Precision Industry Co., Ltd.	894,716
1,024,715	Innolux Corp.	348,264
172,059	Inventec Corp.	141,247
2,581	Largan Precision Co., Ltd.	314,563
135,042	Lite-On Technology Corp.	195,235
18,648	MediaTek, Inc.	143,178
80,091	Nan Ya Plastics Corp.	159,071
44,520	Nien Made Enterprise Co., Ltd.	575,712
41,878	Novatek Microelectronics Corp.	148,384
107,426	Pou Chen Corp.	151,789
57,781	Powertech Technology, Inc.	150,168
72,902	President Chain Store Corp.	580,654
69,764	Realtek Semiconductor Corp.	230,248
118,204	Standard Foods Corp.	303,750
20,275	TaiMed Biologics, Inc. (a)	141,935
48,927	Taiwan Mobile Co.	175,918
718,743	Taiwan Semiconductor Manufacturing Co., Ltd.	4,224,874
270,433	Uni-President Enterprises Corp.	508,823
74,239	Vanguard International Semiconductor Corp.	139,477
584,870	Wistron Corp.	436,231
97,711	WPG Holdings, Ltd.	115,927

		14,097,780

	Thailand - 2.26%
40,946	Advanced Info Service PCL	189,748
16,848	Airports Of Thailand PCL	194,307
270,672	BEC World PCL	172,290
25,077	Bumrungrad Hospital PCL	126,568
70,457	Central Pattana PCL	118,957
20,961	Electricity Generating PCL	120,426
808,815	Home Product Center PCL	234,096
1,051,187	IRPC PCL	148,486
150,459	Minor International PCL	169,947
66,750	PTT Exploration & Production PCL	157,023
81,744	PTT Global Chemical PCL	139,324
30,497	PTT PCL	300,117
97,635	Robinson Department Store PCL - NVDR	171,586
186,500	Thai Oil PCL	369,779

		2,612,654

	Turkey - 1.64%
18,362	Arcelik AS	129,229
25,520	BIM Birlesik Magazalar AS	425,697
217,844	Petkim Petrokimya Holding AS	330,239
6,604	Tupras Turkiye Petroleum Rafinerileri AS - Series C	125,056
67,642	Turk Telekomunikasyon AS	127,823
55,209	Turkiye Halk Bankasi AS	167,780
145,482	Turkiye Is Bankasi - Series C	230,296
100,455	Turkiye Vakiflar Bankasi TAO	153,672
166,128	Yapi ve Kredi Bankasi AS (a)	203,100

		1,892,892

	United Arab Emirates - 0.48%
102,276	Emirates Telecommunications Group Co. PJSC	556,619

	Total Common Stocks (Cost $87,822,270)	100,414,299

	INVESTMENT COMPANIES - 8.20%
	China - 0.91%
22,943	iShares Core MSCI Emerging Markets ETF	1,046,430

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	INVESTMENT COMPANIES (Continued)
	India - 7.29%
286,551	iShares MSCI India ETF	$8,427,465

	Total Investment Companies (Cost $9,442,663)	9,473,895

	PREFERRED STOCKS - 4.87%
	Brazil - 3.16%
59,365	Banco Bradesco SA	546,527
30,594	Braskem SA - Series A	235,935
126,776	Centrais Eletricas Brasileiras SA (a)	936,353
7,397	Cia Brasileira de Distribuicao Grupo Pao de Acucar	121,594
141,705	Cia Energetica de Minas Gerais	373,854
15,942	Cia Paranaense de Energia - Series B	165,883
197,078	Gerdau SA	541,758
66,944	Itau Unibanco Holding SA	735,897

		3,657,801

	Chile - 0.29%
12,193	Sociedad Quimica y Minera de Chile SA	330,029

	Colombia - 0.16%
426,265	Grupo Aval Acciones y Valores SA	186,274

	Republic of Korea - 1.26%
1,691	Amorepacific Corp.	326,628
1,193	LG Household & Health Care Ltd.	559,129
485	Samsung Electronics Co., Ltd.	569,779

		1,455,536

	Total Preferred Stocks (Cost $3,671,287)	5,629,640

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.16%
	Money Market Funds - 0.16%
185,308	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (c)	$185,308

	Total Short Term Investments (Cost $185,308)	185,308

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 0.25%
	Money Market Funds - 0.25%
295,200	Mount Vernon Prime Portfolio Effective Yield, 0.68% (c)	295,200

	Total Investments Purchased as Securities Lending Collateral (Cost $295,200)	295,200

	Total Investments (Cost $101,416,728) - 100.36%	115,998,342
	Liabilities in Excess of Other Assets - (0.36)%	(420,833)

	TOTAL NET ASSETS - 100.00%	$115,577,509

Percentages are stated as a percent of net assets.

ADR	-	American Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2016.
(d)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security totals $234,973, which represents 0.20% of total net assets.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY (Unaudited)

September 30, 2016

COMMON STOCKS
Aerospace & Defense	0.11%
Air Freight & Logistics	0.14%
Airlines	1.25%
Auto Components	0.34%
Automobiles	1.08%
Banks	10.93%
Beverages	1.54%
Biotechnology	0.12%
Capital Markets	1.31%
Chemicals	1.54%
Commercial Services & Supplies	0.31%
Construction & Engineering	0.73%
Construction Materials	0.31%
Consumer Finance	0.16%
Diversified Consumer Services	0.94%
Diversified Financial Services	0.97%
Diversified Telecommunication Services	2.19%
Electric Utilities	1.21%
Electronic Equipment, Instruments & Components	2.11%
Energy Equipment & Services	0.23%
Food & Staples Retailing	4.24%
Food Products	2.73%
Health Care Providers & Services	0.32%
Hotels, Restaurants & Leisure	0.48%
Household Durables	2.04%
Household Products	0.54%
Independent Power and Renewable Electricity Producers	0.27%
Industrial Conglomerates	1.08%
Insurance	2.85%
Internet & Direct Marketing Retail	0.30%
Internet Software & Services	8.10%
IT Services	0.23%
Machinery	0.19%
Media	1.88%
Metals & Mining	1.84%
Multiline Retail	0.97%
Oil, Gas & Consumable Fuels	7.49%
Paper & Forest Products	0.60%
Personal Products	1.02%
Pharmaceuticals	1.32%
Real Estate Management & Development	2.10%

Semiconductors & Semiconductor Equipment	8.21%
Specialty Retail	1.27%
Technology Hardware, Storage & Peripherals	1.52%
Textiles, Apparel & Luxury Goods	1.22%
Thrifts & Mortgage	0.29%
Tobacco	0.33%
Trading Companies & Distributors	0.25%
Transportation Infrastructure	0.69%
Water Utilities	0.32%
Wireless Telecommunication Services	4.67%

TOTAL COMMON STOCKS	86.88%

INVESTMENT COMPANIES
Exchange Traded Funds	8.20%

TOTAL INVESTMENT COMPANIES	8.20%

PREFERRED STOCKS
Banks	1.27%
Chemicals	0.49%
Electric Utilities	1.27%
Food & Staples Retailing	0.11%
Metals & Mining	0.47%
Personal Products	0.77%
Semiconductors & Semiconductor Equipment	0.49%

TOTAL PREFERRED STOCKS	4.87%

SHORT TERM INVESTMENTS
Money Market Funds	0.16%

TOTAL SHORT TERM INVESTMENTS	0.16%

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL
Money Market Funds	0.25%

TOTAL INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL	0.25%

TOTAL INVESTMENTS	100.36%
Liabilities in Excess of Other Assets	(0.36)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS - 86.50%
	Aerospace & Defense - 1.10%
709	AAR Corp.	$22,206
852	AeroVironment, Inc. (a)	20,797
706	BE Aerospace, Inc.	36,472
1,992	BWX Technologies, Inc.	76,433
500	Cubic Corp.	23,405
861	Curtiss-Wright Corp.	78,446
1,748	DigitalGlobe, Inc. (a)	48,070
1,244	Ducommun, Inc. (a)	28,413
2,128	Engility Holdings, Inc. (a)	67,032
570	Esterline Technologies Corp. (a)	43,343
437	HEICO Corp.	30,240
532	HEICO Corp. - Class A	32,191
899	Huntington Ingalls Industries, Inc.	137,925
1,251	KLX, Inc. (a)	44,035
6,936	Kratos Defense & Security Solutions, Inc. (a)	47,789
693	Moog, Inc. - Class A (a)	41,261
1,195	Orbital ATK, Inc.	91,095
827	Sparton Corp. (a)	21,717
2,259	Spirit AeroSystems Holdings, Inc. - Class A (a)	100,616
2,318	TASER International, Inc. (a)	66,318
493	Teledyne Technologies, Inc. (a)	53,210
947	Triumph Group, Inc.	26,402
1,000	Vectrus, Inc. (a)	15,230

		1,152,646

	Air Freight & Logistics - 0.21%
2,400	Air Transport Services Group, Inc. (a)	34,440
1,993	Echo Global Logistics, Inc. (a)	45,959
860	Hub Group, Inc. - Class A (a)	35,054
705	Park-Ohio Holdings Corp.	25,697
16,504	Radiant Logistics, Inc. (a)	46,871
893	XPO Logistics, Inc. (a)	32,746

		220,767

	Airlines - 0.39%
1,750	Alaska Air Group, Inc.	115,255
184	Allegiant Travel Co.	24,301
581	Copa Holdings SA - Class A (b)	51,087
1,770	Hawaiian Holdings, Inc. (a)	86,022
4,308	JetBlue Airways Corp. (a)	74,270
1,200	SkyWest, Inc.	31,692
593	Virgin America, Inc. (a)(b)	31,732

		414,359

	Auto Components - 1.07%
1,700	American Axle & Manufacturing Holdings, Inc. (a)	29,274
1,065	Cooper Tire & Rubber Co.	40,491
567	Cooper-Standard Holding, Inc. (a)	56,020
2,343	Dana Holding Corp.	36,527
1,075	Dorman Products, Inc. (a)	68,693
1,042	Drew Industries, Inc.	102,137
1,166	Fox Factory Holding Corp. (a)	26,783
2,556	Gentex Corp.	44,883
985	Gentherm, Inc. (a)	30,949
4,706	Goodyear Tire & Rubber Co.	152,004
2,222	Horizon Global Corp. (a)	44,284
1,522	Lear Corp.	184,497
1,305	Metaldyne Performance Group, Inc.	20,684
6,368	Spartan Motors, Inc.	61,005

Number of Shares		Value
	Auto Components (Continued)
1,181	Standard Motor Products, Inc.	$56,405
2,913	Stoneridge, Inc. (a)	53,599
830	Superior Industries International, Inc.	24,203
500	Tenneco, Inc. (a)	29,135
473	Visteon Corp.	33,895
235	WABCO Holdings, Inc. (a)	26,680

		1,122,148

	Automobiles - 0.15%
1,522	Thor Industries, Inc.	128,913
1,006	Winnebago Industries, Inc.	23,712

		152,625

	Banks - 5.33%
726	1st Source Corp.	25,915
1,035	Access National Corp.	24,737
100	ACNB Corp.	2,658
784	Ameris Bancorp	27,401
1,125	Arrow Financial Corp.	36,926
2,314	Associated Banc-Corp.	45,331
1,100	Banco Latinoamericano de Comercio Exterior SA - Class E	30,998
929	BancorpSouth, Inc.	21,553
1,192	Bank Hawaii Corp.	86,563
1,193	Bank of the Ozarks, Inc.	45,811
2,092	BankUnited, Inc.	63,178
1,089	Bankwell Financial Group, Inc.	25,798
600	Bar Harbor Bankshares	22,032
373	BOK Financial Corp. (b)	25,726
955	Bridge Bancorp, Inc.	27,303
701	C&F Financial Corp.	30,199
674	Camden National Corp.	32,177
680	Capital Bank Financial Corp. - Class A	21,835
1,621	Capital City Bank Group, Inc.	23,942
1,618	Cardinal Financial Corp.	42,214
1,089	Carolina Financial Corp. (b)	24,328
4,903	Cascade Bancorp (a)	29,712
806	Cathay General Bancorp	24,809
1,300	CenterState Banks, Inc.	23,049
1,445	Central Valley Community Bancorp	22,918
497	Century Bancorp, Inc. - Class A	22,524
1,527	Chemical Financial Corp.	67,387
1,222	Citizens & Northern Corp.	26,847
587	City Holding Co.	29,520
1,400	CNB Financial Corp.	29,624
1,039	Codorus Valley Bancorp, Inc.	22,733
668	Columbia Banking System, Inc.	21,857
2,327	Commerce Bancshares, Inc.	114,628
632	Community Bank Systems, Inc.	30,406
800	Community Trust Bancorp, Inc.	29,688
1,719	ConnectOne Bancorp, Inc.	31,045
1,066	CU Bancorp (a)	24,315
697	Cullen Frost Bankers, Inc.	50,142
1,232	Customers Bancorp, Inc. (a)	30,997
1,632	CVB Financial Corp.	28,740
867	Eagle Bancorp, Inc. (a)	42,769
2,785	East West Bancorp, Inc.	102,237
1,279	Enterprise Financial Services Corp.	39,969
3,371	F.N.B. Corp.	41,463
800	Farmers Capital Bank Corp.	23,712
800	FCB Financial Holdings, Inc. - Class A (a)	30,744

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
1,216	Fidelity Southern Corp.	$22,362
1,064	Financial Institutions, Inc.	28,845
1,382	First Bancorp	27,350
1,473	First Bancorp, Inc./ME	35,308
6,534	First BanCorp./Puerto Rico (a)	33,977
1,236	First Busey Corp.	27,934
1,459	First Business Financial Services, Inc.	34,287
124	First Citizens BancShares, Inc. - Class A	36,442
2,248	First Commonwealth Financial Corp.	22,682
1,300	First Community Bancshares, Inc.	32,240
1,500	First Community Financial Partners, Inc. (a)	14,280
1,635	First Financial Bancorp	35,708
1,552	First Financial Bankshares (b)	56,555
532	First Financial Corp.	21,642
2,619	First Horizon National Corp.	39,887
980	First Interstate BancSystem, Inc. - Class A	30,880
805	First Merchants Corp.	21,534
816	First Mid-Illinois Bancshares, Inc.	22,244
1,084	First Midwest Bancorp, Inc.	20,986
700	Franklin Financial Network, Inc. (a)	26,180
3,916	Fulton Financial Corp.	56,860
708	German American Bancorp, Inc.	27,562
957	Glacier Bancorp, Inc.	27,294
541	Great Southern Bancorp, Inc.	22,019
1,000	Hancock Holding Co.	32,430
1,199	Hanmi Financial Corp.	31,582
844	Heartland Financial U.S.A., Inc.	30,443
2,719	Heritage Commerce Corp.	29,746
1,084	Hilltop Holdings, Inc. (a)	24,347
3,562	Home Bancshares, Inc.	74,125
1,486	HomeTrust Bancshares, Inc. (a)	27,491
3,976	Hope Bancorp, Inc.	69,063
921	Horizon Bancorp	27,059
18,865	Huntington Bancshares, Inc.	186,013
482	IBERIABANK Corp.	32,352
1,941	Independent Bank Corp.	32,667
1,540	International Bancshares Corp.	45,861
2,615	Investors Bancorp, Inc.	31,406
2,249	Lakeland Bancorp, Inc.	31,576
1,050	Lakeland Financial Corp.	37,191
2,819	Macatawa Bank Corp.	22,524
1,100	MainSource Financial Group, Inc.	27,445
4,057	MBT Financial Corp.	36,716
1,466	Mercantile Bank Corp.	39,362
235	Middleburg Financial Corp.	6,646
720	MidWestOne Financial Group, Inc.	21,866
776	MutualFirst Financial, Inc.	21,518
798	National Bankshares, Inc.	29,350
1,135	NBT Bancorp, Inc.	37,307
1,144	NorthRim Bancorp, Inc.	29,458
2,093	OFG Bancorp	21,160
1,155	Old Line Bancshares, Inc.	22,788
2,454	Old National Bancorp	34,503
4,100	Old Second Bancorp, Inc.	34,071
1,064	Orrstown Financial Services, Inc.	21,014
1,247	Pacific Premier Bancorp, Inc. (a)	32,996
1,169	PacWest Bancorp	50,162
502	Park National Corp.	48,192
1,098	Peapack-Gladstone Financial Corp.	24,606

Number of Shares		Value
	Banks (Continued)
4,123	Popular, Inc.	$157,581
790	Preferred Bank	28,243
1,558	Premier Financial Bancorp, Inc.	26,704
1,443	PrivateBancorp, Inc.	66,263
879	Prosperity Bancshares, Inc.	48,248
1,076	QCR Holdings, Inc.	34,152
773	Renasant Corp.	25,996
756	Republic Bancorp, Inc. - Class A	23,496
2,998	Republic First Bancorp, Inc. (a)	12,322
1,083	S&T Bancorp, Inc.	31,396
952	Sandy Spring Bancorp, Inc.	29,112
1,210	ServisFirst Bancshares, Inc.	62,811
700	Shore Bancshares, Inc.	8,246
1,493	Sierra Bancorp	28,009
936	Signature Bank (a)	110,869
479	Simmons First National Corp. - Class A	23,902
1,216	Southern First Bancshares, Inc. (a)	33,537
1,200	Southern National Bancorp of Virginia, Inc.	15,660
654	Southside Bancshares, Inc.	21,046
1,428	Southwest Bancorp, Inc.	27,118
2,098	Sterling Bancorp	36,715
1,261	Stock Yards Bancorp, Inc.	41,563
758	Stonegate Bank	25,583
1,820	Summit Financial Group, Inc.	34,871
734	SVB Financial Group (a)	81,136
2,289	Synovus Financial Corp.	74,461
2,951	TCF Financial Corp.	42,819
611	Texas Capital Bancshares, Inc. (a)	33,556
500	Tompkins Financial Corp.	38,205
1,300	TowneBank	31,239
930	TriCo Bancshares	24,896
1,410	TriState Capital Holdings, Inc. (a)	22,772
1,224	Triumph Bancorp, Inc. (a)	24,284
1,715	Trustmark Corp.	47,265
407	UMB Financial Corp.	24,196
2,276	Umpqua Holdings Corp.	34,254
1,661	Union Bankshares Corp.	44,465
981	Union Bankshares, Inc. (b)	33,413
700	United Bankshares, Inc.	26,369
1,281	United Community Banks, Inc.	26,927
1,723	Univest Corp. of Pennsylvania	40,249
600	Washington Trust Bancorp	24,132
948	WashingtonFirst Bankshares, Inc.	23,330
1,523	West Bancorporation, Inc.	29,851
608	WestAmerica Bancorporation (b)	30,935
2,007	Western Alliance Bancorp (a)	75,343
615	Wintrust Financial Corp.	34,176
3,400	Xenith Bankshares, Inc. (a)	7,854
1,523	Yadkin Financial Corp.	40,040
2,297	Zions Bancorporation	71,253

		5,599,417

	Beverages - 0.29%
432	Boston Beer Co., Inc. - Class A (a)	67,072
351	Coca-Cola Bottling Co.	52,004
1,037	Craft Brew Alliance, Inc. (a)	19,527
790	MGP Ingredients, Inc.	32,011
1,597	National Beverage Corp. (a)	70,348
5,412	Primo Water Corp. (a)	65,647

		306,609

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Biotechnology - 1.80%
1,808	Acorda Therapeutics, Inc. (a)	$37,751
1,449	Alkermes Plc (a)	68,146
3,353	AMAG Pharmaceuticals, Inc. (a)	82,182
7,151	Applied Genetic Technologies Corp. (a)	69,937
1,554	ARIAD Pharmaceuticals, Inc. (a)	21,274
13,305	Array BioPharma, Inc. (a)(b)	89,809
3,724	Athersys, Inc. (a)	7,932
600	Cepheid, Inc. (a)	31,614
3,000	ChemoCentryx, Inc. (a)	18,120
88	Concert Pharmaceuticals, Inc. (a)	890
3,424	Cytokinetics, Inc. (a)	31,432
317	Eagle Pharmaceuticals, Inc. (a)	22,190
3,596	Emergent BioSolutions, Inc. (a)	113,382
1,503	Enanta Pharmaceuticals, Inc. (a)	39,995
1,042	Exact Sciences Corp. (a)	19,350
3,034	Exelixis, Inc. (a)	38,805
3,037	Five Prime Therapeutics, Inc. (a)	159,412
2,011	Genomic Health, Inc. (a)	58,158
2,800	Inovio Pharmaceuticals, Inc. (a)(b)	26,096
7,519	Insys Therapeutics, Inc. (a)(b)	88,649
1,502	Ironwood Pharmaceuticals, Inc. - Class A (a)	23,852
1,639	Lexicon Pharmaceuticals, Inc. (a)(b)	29,617
300	Ligand Pharmaceuticals, Inc. - Class B (a)(b)	30,618
900	Loxo Oncology, Inc. (a)	23,562
2,960	MediciNova, Inc. (a)	22,170
7,789	MiMedx Group, Inc. (a)(b)	66,830
5,984	Myriad Genetics, Inc. (a)	123,151
688	Neurocrine Biosciences, Inc. (a)	34,840
361	Ophthotech Corp. (a)	16,653
27,327	PDL BioPharma, Inc.	91,545
2,000	PharmAthene, Inc. (a)	5,800
1,055	Sarepta Therapeutics, Inc. (a)(b)	64,788
1,445	Seattle Genetics, Inc. (a)	78,044
1,568	Seres Therapeutics, Inc. (a)	19,271
1,398	United Therapeutics Corp. (a)	165,076
2,238	Vanda Pharmaceuticals, Inc. (a)	37,240
911	Vital Therapies, Inc. (a)	5,575
1,890	Voyager Therapeutics, Inc. (a)	22,699

		1,886,455

	Building Products - 1.40%
1,598	A. O. Smith Corp.	157,866
2,327	AAON, Inc.	67,064
1,997	Allegion Plc	137,613
781	American Woodmark Corp. (a)	62,925
688	Apogee Enterprises, Inc.	30,747
3,686	Builders FirstSource, Inc. (a)	42,426
545	Caesarstone Ltd. (a)	20,552
1,143	Continental Building Products, Inc. (a)	23,992
2,926	Fortune Brands Home & Security, Inc.	170,001
900	Insteel Industries, Inc.	32,616
1,011	Lennox International, Inc.	158,757
400	Masonite International Corp. (a)	24,868
2,376	NCI Building Systems, Inc. (a)	34,666
2,404	Owens Corning, Inc.	128,350
745	Patrick Industries, Inc. (a)	46,130
1,942	Ply Gem Holdings, Inc. (a)	25,945
1,492	Quanex Building Products Corp.	25,752
1,408	Simpson Manufacturing Co., Inc.	61,882

Number of Shares		Value
	Building Products (Continued)
1,527	Trex Co., Inc. (a)	$89,665
848	Universal Forest Products, Inc.	83,520
1,925	USG Corp. (a)	49,761

		1,475,098

	Capital Markets - 1.95%
2,256	Artisan Partners Asset Management, Inc. - Class A	61,363
8,124	BGC Partners, Inc. - Class A	71,085
1,654	Cohen & Steers, Inc.	70,708
10,032	Cowen Group, Inc. - Class A (a)	36,416
300	Diamond Hill Investment Group, Inc.	55,437
2,528	E*TRADE Financial Corp. (a)	73,615
3,091	Eaton Vance Corp.	120,704
616	Evercore Partners, Inc. - Class A	31,730
2,786	Federated Investors, Inc. - Class B	82,549
904	Greenhill & Co., Inc.	21,307
1,987	Hennessy Advisors, Inc.	70,479
1,882	INTL. FCStone, Inc. (a)	73,116
4,031	Investment Technology Group	69,091
2,166	Janus Capital Group, Inc.	30,346
3,985	KCG Holdings, Inc. - Class A (a)	61,887
3,871	Lazard Ltd. - Class A - ADR	140,750
3,706	LPL Financial Holdings, Inc. (b)	110,846
1,757	Moelis & Co. - Class A	47,246
5,240	NorthStar Asset Management Group, Inc.	67,753
3,770	OM Asset Management Plc	52,441
600	Piper Jaffray Cos. (a)	28,980
2,003	PJT Partners, Inc. - Class A	54,622
5,786	Pzena Investment Management, Inc. - Class A	44,552
2,593	Raymond James Financial, Inc.	150,938
3,365	SEI Investments Co.	153,478
840	Stifel Financial Corp. (a)	32,298
2,845	Virtu Financial, Inc. - Class A	42,590
4,874	Waddell & Reed Financial, Inc. - Class A	88,512
769	Westwood Holdings Group, Inc.	40,842
5,851	WisdomTree Investments, Inc. (b)	60,207

		2,045,888

	Chemicals - 2.04%
775	A. Schulman, Inc.	22,568
6,023	AgroFresh Solutions, Inc. (a)(b)	31,862
1,355	Albemarle Corp.	115,839
2,491	American Vanguard Corp.	40,006
854	Ashland Global Holdings, Inc.	99,021
1,876	Axalta Coating Systems Ltd. (a)	53,035
460	Balchem Corp.	35,664
1,650	Cabot Corp.	86,477
633	Chase Corp.	43,753
1,127	Chemtura Corp. (a)	36,977
1,858	FutureFuel Corp.	20,958
2,925	GCP Applied Technologies, Inc. (a)	82,836
1,043	H.B. Fuller Co.	48,468
4,086	Huntsman Corp.	66,479
713	Ingevity Corp. (a)	32,869
745	Innophos Holdings, Inc.	29,077
974	Innospec, Inc.	59,229
1,910	KMG Chemicals, Inc.	54,110
1,206	Koppers Holdings, Inc. (a)	38,809
635	Kraton Corp. (a)	22,250
821	Minerals Technologies, Inc.	58,037

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
231	NewMarket Corp.	$99,173
3,320	Olin Corp.	68,126
3,500	OMNOVA Solutions, Inc. (a)	29,540
4,384	Platform Specialty Products Corp. (a)(b)	35,554
1,162	PolyOne Corp.	39,287
300	Quaker Chemical Corp.	31,779
2,300	Rayonier Advanced Materials, Inc.	30,751
3,421	RPM International, Inc.	183,776
460	Sensient Technologies Corp.	34,868
400	Stepan Co.	29,064
1,389	The Chemours Company	22,224
767	The Scotts Miracle-Gro Co. - Class A	63,868
1,560	Trinseo SA	88,234
3,430	Tronox, Ltd. - Class A	32,139
1,456	Valspar Corp.	154,438
1,166	W.R. Grace & Co.	86,051
672	Westlake Chemical Corp.	35,952

		2,143,148

	Commercial Services & Supplies - 1.85%
1,528	ABM Industries, Inc.	60,662
4,285	ACCO Brands Corp. (a)	41,307
9,532	ARC Document Solutions, Inc. (a)	35,650
2,243	Avery Dennison Corp.	174,483
920	Barrett Business Services, Inc.	45,641
761	Brinks Co.	28,218
4,351	Casella Waste Systems, Inc. - Class A (a)	44,815
2,396	CECO Environmental Corp.	27,027
713	Clean Harbors, Inc. (a)	34,210
2,222	Comfort Systems U.S.A., Inc.	65,127
1,505	Copart, Inc. (a)	80,608
1,680	Deluxe Corp.	112,258
2,799	Ennis, Inc.	47,163
629	G & K Services, Inc. - Class A	60,063
2,013	Healthcare Services Group, Inc.	79,675
1,912	HNI Corp.	76,098
3,731	InnerWorkings, Inc. (a)	35,146
3,464	Interface, Inc.	57,814
1,400	KAR Auction Services, Inc.	60,424
4,861	Kimball International, Inc. - Class B	62,901
1,981	Knoll, Inc.	45,266
2,725	Miller Herman, Inc.	77,935
421	MSA Safety, Inc.	24,435
2,857	Pitney Bowes, Inc.	51,883
2,463	Quad/Graphics, Inc.	65,811
2,741	R.R. Donnelley & Sons Co.	43,088
3,285	Rollins, Inc.	96,185
1,208	SP Plus Corp. (a)	30,889
4,494	Steelcase, Inc. - Class A	62,422
3,457	Sykes Enterprises, Inc. (a)	97,245
1,551	Tetra Tech, Inc.	55,014
3,932	TRC Cos., Inc. (a)	34,090
1,456	West Corp.	32,148

		1,945,701

	Communications Equipment - 1.43%
2,839	ADTRAN, Inc.	54,338
749	Arista Networks, Inc. (a)	63,725
2,694	ARRIS International Plc (a)	76,321
1,584	Bel Fuse, Inc. - Class B	38,238

Number of Shares		Value
	Communications Equipment (Continued)
4,937	Black Box Corp.	$68,624
10,151	Brocade Communications Systems, Inc.	93,694
6,352	Calix, Inc. (a)	46,687
3,967	Ciena Corp. (a)	86,481
2,568	Clearfield, Inc. (a)	48,278
1,492	CommScope Holding Co., Inc. (a)	44,924
3,015	Digi International, Inc. (a)	34,371
22,488	Extreme Networks, Inc. (a)	100,971
1,347	Finisar Corp. (a)	40,141
6,720	Harmonic, Inc. (a)	39,850
3,753	Infinera Corp. (a)	33,890
502	InterDigital, Inc.	39,758
4,240	Ixia (a)	53,000
4,359	KVH Industries, Inc. (a)	38,403
1,283	Lumentum Holdings, Inc. (a)	53,591
1,300	NETGEAR, Inc. (a)	78,637
861	NetScout Systems, Inc. (a)	25,184
6,300	Oclaro, Inc. (a)	53,865
1,204	Plantronics, Inc.	62,560
6,899	ShoreTel, Inc. (a)	55,192
491	Silicom, Ltd.	20,327
7,521	Sonus Networks, Inc. (a)	58,513
1,055	Ubiquiti Networks, Inc. (a)(b)	56,443
4,465	Viavi Solutions, Inc. (a)	32,996

		1,499,002

	Construction & Engineering - 0.89%
3,312	AECOM (a)	98,466
2,006	Aegion Corp. (a)	38,254
370	Argan, Inc.	21,900
1,563	Chicago Bridge & Iron Co. NV	43,811
1,586	EMCOR Group, Inc.	94,557
718	Granite Construction, Inc.	35,713
2,700	HC2 Holdings, Inc. (a)	14,715
5,085	IES Holdings, Inc. (a)	90,462
2,680	Jacobs Engineering Group, Inc. (a)	138,610
1,997	KBR, Inc.	30,215
2,253	MasTec, Inc. (a)	67,004
802	MYR Group, Inc. (a)	24,140
2,183	NV5 Global, Inc. (a)	70,533
2,800	Orion Group Holdings, Inc. (a)	19,180
4,122	Quanta Services, Inc. (a)	115,375
1,284	Tutor Perini Corp. (a)	27,568

		930,503

	Construction Materials - 0.10%
374	Eagle Materials, Inc.	28,910
1,879	Headwaters, Inc. (a)	31,793
200	United States Lime & Minerals, Inc.	13,200
700	US Concrete, Inc. (a)	32,245

		106,148

	Consumer Finance - 0.78%
343	Credit Acceptance Corp. (a)(b)	68,967
6,753	Enova International, Inc. (a)	65,369
1,841	FirstCash, Inc.	86,674
1,340	Green Dot Corp. - Class A (a)	30,900
10,981	Navient Corp.	158,895
1,688	Nelnet, Inc. - Class A	68,145
2,867	PRA Group, Inc. (a)	99,026
2,727	Regional Management Corp. (a)	59,040

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Consumer Finance (Continued)
6,432	Santander Consumer USA Holdings, Inc. (a)	$78,213
14,100	SLM Corp. (a)	105,327

		820,556

	Containers & Packaging - 0.96%
864	AEP Industries, Inc.	94,496
755	AptarGroup, Inc.	58,444
1,567	Bemis Co., Inc.	79,933
2,399	Berry Plastics Group, Inc. (a)	105,196
2,274	Crown Holdings, Inc. (a)	129,823
4,158	Graphic Packaging Holding Co.	58,170
804	Greif, Inc. - Class A	39,870
100	Greif, Inc. - Class B	6,059
1,462	Multi Packaging Solutions International Ltd. (a)	21,067
2,215	Myers Industries, Inc.	28,773
2,144	Owens-Illinois, Inc. (a)	39,428
1,695	Packaging Corp. of America	137,736
2,873	Sealed Air Corp.	131,641
1,483	Sonoco Products Co.	78,347

		1,008,983

	Distributors - 0.06%
1,824	Core-Mark Holding Co., Inc.	65,299

		65,299

	Diversified Consumer Services - 1.25%
4,057	American Public Education, Inc. (a)	80,369
8,508	Apollo Group, Inc. (a)	67,639
8,757	Bridgepoint Education, Inc. (a)	60,160
4,208	Cambium Learning Group, Inc. (a)	22,849
1,149	Capella Education Co.	66,688
11,200	Career Education Corp. (a)	76,048
1,000	Carriage Services, Inc.	23,650
7,874	Chegg, Inc. (a)	55,827
3,069	Collectors Universe, Inc.	56,868
3,599	DeVry, Inc. (b)	82,993
43	Graham Holdings Co. - Class B	20,699
1,100	Grand Canyon Ed, Inc. (a)	44,429
3,460	H&R Block, Inc.	80,099
1,275	Hillenbrand, Inc.	40,341
2,289	Houghton Mifflin Harcourt Co. (a)	30,695
5,526	K12, Inc. (a)	79,298
1,747	Liberty Tax, Inc.	22,327
6,053	LifeLock, Inc. (a)	102,417
605	Matthews International Corp. - Class A	36,760
2,300	Regis Corp. (a)	28,865
856	Service Corp. International	22,718
2,023	ServiceMaster Global Holdings, Inc. (a)	68,135
751	Sotheby’s	28,553
1,441	Strayer Education, Inc. (a)	67,266
4,753	Weight Watchers International, Inc. (a)(b)	49,051

		1,314,744

	Diversified Financial Services - 0.70%
2,238	CBOE Holdings, Inc.	145,134
1,400	Encore Capital Group, Inc. (a)(b)	31,472
2,143	Fidelity National Financial, Inc. (a)	26,745
4,284	GAIN Capital Holdings, Inc.	26,475
1,084	MarketAxess Holdings, Inc.	179,499
2,507	MSCI, Inc.	210,438

Number of Shares		Value
	Diversified Financial Services (Continued)
2,320	NewStar Financial, Inc. (a)	$22,527
1,200	Tiptree Financial, Inc. - Class A	7,128
1,726	World Acceptance Corp. (a)(b)	84,643

		734,061

	Diversified Telecommunication Services - 0.66%
4,226	8x8, Inc. (a)	65,207
5,616	Cincinnati Bell, Inc. (a)	22,913
1,012	Cogent Communications Group, Inc.	37,252
1,146	Consolidated Communications Holdings, Inc.	28,925
2,154	FairPoint Communications, Inc. (a)	32,375
10,132	Frontier Communications Corp. (b)	42,149
2,400	General Communication, Inc. - Class A (a)	33,000
976	Hawaiian Telcom Holdco, Inc. (a)	21,853
2,500	IDT Corp. - Class B	43,100
3,969	inContact, Inc. (a)	55,487
1,399	Inteliquent, Inc.	22,580
17,215	Intelsat SA (a)	46,653
2,321	ORBCOMM, Inc. (a)	23,790
995	Straight Path Communications, Inc. - Class B (a)(b)	25,482
18,694	Vonage Holdings Corp. (a)	123,567
2,288	Windstream Holdings, Inc. (b)	22,994
1,426	Zayo Group Holdings, Inc. (a)	42,366

		689,693

	Electric Utilities - 0.98%
1,165	ALLETE, Inc.	69,457
642	El Paso Electric Co.	30,026
822	Empire District Electric Co.	28,063
11,306	Genie Energy Ltd. - Class B	66,705
4,063	Great Plains Energy, Inc.	110,879
1,775	Hawaiian Electric Industries, Inc.	52,984
700	IDACORP, Inc.	54,796
1,704	ITC Holdings Corp.	79,202
538	MGE Energy, Inc.	30,402
3,626	OGE Energy Corp.	114,654
1,352	Pinnacle West Capital Corp.	102,739
1,116	PNM Resources, Inc.	36,516
1,198	Portland General Electric Co.	51,023
2,296	Spark Energy, Inc. - Class A (b)	66,883
600	Unitil Corp.	23,436
1,984	Westar Energy, Inc.	112,592

		1,030,357

	Electrical Equipment - 0.76%
1,581	Allied Motion Technologies, Inc.	29,897
771	AZZ, Inc.	50,323
1,379	Babcock & Wilcox Enterprises, Inc. (a)	22,754
622	Belden, Inc.	42,912
2,440	Brady Corp. - Class A	84,448
767	Encore Wire Corp.	28,203
1,776	Energous Corp. (a)(b)	34,827
722	EnerSys	49,955
680	Franklin Electric Co., Inc.	27,683
630	Generac Holdings, Inc. (a)	22,869
2,151	General Cable Corp.	32,222
876	Hubbell, Inc.	94,380
1,216	II-VI, Inc. (a)	29,585
3,169	InvenSense, Inc. (a)	23,514
3,702	LSI Industries, Inc.	41,574

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electrical Equipment (Continued)
908	Powell Industries, Inc.	$36,365
784	Regal Beloit Corp.	46,640
3,600	Vicor Corp. (a)	41,760
919	Woodward Governor Co.	57,419

		797,330

	Electronic Equipment, Instruments & Components - 2.37%
1,957	Agilysys, Inc. (a)	21,762
841	Anixter International, Inc. (a)	54,245
1,979	Arrow Electronics, Inc. (a)	126,597
2,599	Avnet, Inc.	106,715
1,544	AVX Corp.	21,292
1,918	Benchmark Electronics, Inc. (a)	47,854
4,104	CDW Corp.	187,676
1,963	Cognex Corp.	103,764
472	Coherent, Inc. (a)	52,175
5,417	Control4 Corp. (a)	66,521
1,483	Dolby Laboratories, Inc. - Class A	80,512
6,787	Electro Scientific Industries (a)	38,279
800	Fabrinet (a)	35,672
968	FARO Technologies, Inc. (a)	34,800
5,164	Fitbit, Inc. - Class A (a)(b)	76,634
931	FLIR Systems, Inc.	29,252
3,285	Ingram Micro, Inc. - Class A	117,143
2,648	Insight Enterprises, Inc. (a)	86,192
408	IPG Photonics Corp. (a)	33,599
852	Itron, Inc. (a)	47,508
1,799	Jabil Circuit, Inc.	39,254
3,258	Keysight Technologies, Inc. (a)	103,246
220	Littelfuse, Inc.	28,338
1,100	Mercury Computer Systems (a)	27,027
774	Methode Electronics, Inc.	27,067
660	MTS Systems Corp.	30,380
2,699	National Instruments Corp.	76,652
2,000	Novanta, Inc. (a)	34,700
600	OSI Systems, Inc. (a)	39,228
1,500	PC Connection, Inc.	39,630
1,135	Plexus Corp. (a)	53,095
7,842	Radisys Corp. (a)	41,915
375	Rogers Corp. (a)	22,905
2,126	Sanmina Corp. (a)	60,527
644	ScanSource, Inc. (a)	23,506
813	SYNNEX Corp.	92,771
1,030	Tech Data Corp. (a)	87,251
4,381	Trimble Navigation Ltd. (a)	125,121
3,500	TTM Technologies, Inc. (a)	40,075
675	Universal Display Corp. (a)	37,469
3,404	Vishay Intertechnology, Inc. (b)	47,962
1,577	Vishay Precision Group, Inc. (a)	25,279
305	Zebra Technologies Corp. - Class A (a)	21,231

		2,492,821

	Energy Equipment & Services - 1.13%
3,792	Archrock, Inc.	49,599
4,176	Atwood Oceanics, Inc. (b)	36,289
5,213	Dawson Geophysical Co. (a)	39,775
1,833	Diamond Offshore Drilling, Inc. (b)	32,279
605	Dril-Quip, Inc. (a)	33,723
5,919	Ensco Plc - Class A	50,311
1,900	Era Group, Inc. (a)	15,295

Number of Shares		Value
	Energy Equipment & Services (Continued)
2,948	Fairmount Santrol Holdings, Inc. (a)	$24,999
2,561	FMC Technologies, Inc. (a)	75,985
2,300	Forum Energy Technologies, Inc. (a)	45,678
1,213	Matrix Service Co. (a)	22,756
2,645	Nabors Industries Ltd.	32,163
1,371	Natural Gas Services Group, Inc. (a)	33,713
5,300	Newpark Resources, Inc. (a)	39,008
7,378	Noble Corp. Plc	46,777
1,492	Oceaneering International, Inc.	41,045
1,300	Oil States International, Inc. (a)	41,041
13,682	Parker Drilling Co. (a)	29,690
2,968	Patterson-UTI Energy, Inc.	66,394
1,851	PHI, Inc. (a)	33,633
1,826	RigNet, Inc. (a)	27,609
2,643	Rowan Cos., Inc. - Class A	40,068
2,044	RPC, Inc. (a)(b)	34,339
15,976	Seadrill Ltd. (a)(b)	37,863
2,900	Superior Energy Services, Inc.	51,910
5,479	Tetra Technologies, Inc. (a)	33,477
11,009	Tidewater, Inc.	31,045
5,469	Transocean Ltd. - ADR (a)(b)	58,300
735	US Silica Holdings, Inc.	34,222
7,885	Weatherford International Plc (a)	44,314

		1,183,300

	Food & Staples Retailing - 1.04%
1,070	Casey’s General Stores, Inc.	128,561
1,265	Diplomat Pharmacy, Inc. (a)	35,433
1,135	Ingles Markets, Inc. - Class A	44,878
4,287	Natural Grocers by Vitamin Cottage, Inc. (a)	47,843
2,457	Performance Food Group Co. (a)	60,934
528	PriceSmart, Inc.	44,225
22,598	Rite Aid Corp. (a)	173,779
2,848	SpartanNash Co.	82,364
4,759	Sprouts Farmers Market, Inc. (a)	98,273
13,897	SUPERVALU, Inc. (a)	69,346
3,825	The Chefs’ Warehouse, Inc. (a)	42,611
2,234	United Natural Foods, Inc. (a)	89,449
1,281	US Foods Holding Corp. (a)	30,244
2,428	Village Super Market, Inc. - Class A	77,720
1,200	Weis Markets, Inc.	63,600

		1,089,260

	Food Products - 1.73%
1,003	Alico, Inc.	26,941
1,628	Amplify Snack Brands, Inc. (a)	26,374
828	B&G Foods, Inc.	40,721
2,923	Blue Buffalo Pet Products, Inc. (a)	69,450
2,093	Cal Maine Foods, Inc. (b)	80,664
371	Calavo Growers, Inc.	24,275
3,474	Darling International, Inc. (a)	46,934
6,617	Dean Foods Co.	108,519
1,800	Farmer Brothers Co. (a)	63,990
5,415	Flowers Foods, Inc.	81,875
1,214	Fresh Del Monte Produce, Inc.	72,719
2,944	Freshpet, Inc. (a)	25,466
1,692	Ingredion, Inc.	225,137
477	J&J Snack Foods Corp.	56,820
612	John B. Sanfilippo & Son, Inc.	31,414
722	Lancaster Colony Corp.	95,369
2,093	Lifeway Foods, Inc. (a)	35,455

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Food Products (Continued)
1,767	Omega Protein Corp. (a)	$41,295
2,000	Pilgrim’s Pride Corp. (b)	42,240
1,303	Pinnacle Foods, Inc.	65,371
1,549	Post Holdings, Inc. (a)	119,536
900	Sanderson Farms, Inc.	86,697
1,208	Seneca Foods Corp. - Class A (a)	34,114
1,087	Snyder’s-Lance, Inc.	36,501
716	The Hain Celestial Group, Inc. (a)	25,475
826	Tootsie Roll Industries, Inc. (b)	30,422
1,010	TreeHouse Foods, Inc. (a)	88,062
2,472	WhiteWave Foods Co. (a)	134,551

		1,816,387

	Gas Utilities - 0.82%
1,334	Atmos Energy Corp.	99,343
1,235	Delta Natural Gas Co., Inc.	29,455
549	National Fuel Gas Co.	29,685
1,390	New Jersey Resources Corp.	45,675
1,328	Northwest Natural Gas Co.	79,826
1,261	ONE Gas, Inc.	77,980
1,018	Piedmont Natural Gas Co., Inc.	61,121
989	South Jersey Industries, Inc.	29,225
1,269	Southwest Gas Corp.	88,652
953	Spire, Inc.	60,744
4,875	UGI Corp.	220,545
600	WGL Holdings, Inc.	37,620

		859,871

	Health Care Equipment & Supplies - 3.75%
702	Abaxis, Inc.	36,237
1,296	ABIOMED, Inc. (a)	166,640
3,713	Accuray, Inc. (a)	23,652
972	Alere, Inc. (a)	42,029
1,887	Align Technology, Inc. (a)	176,906
425	Analogic Corp.	37,655
3,112	AngioDynamics, Inc. (a)	54,585
500	Anika Therapeutics, Inc. (a)	23,925
1,564	AtriCure, Inc. (a)	24,743
100	Atrion Corp.	42,660
3,077	AxoGen, Inc. (a)	27,785
1,049	Cantel Medical Corp.	81,801
3,459	Cardiovascular Systems, Inc. (a)	82,117
2,300	CryoLife, Inc.	40,411
3,910	Cutera, Inc. (a)	46,607
1,081	Cynosure, Inc. - Class A (a)	55,066
2,060	DexCom, Inc. (a)	180,580
2,344	Endologix, Inc. (a)	30,003
2,230	Entellus Medical, Inc. (a)(b)	49,461
2,680	Exactech, Inc. (a)	72,440
2,628	GenMark Diagnostics, Inc. (a)	31,010
1,590	Glaukos Corp. (a)	60,007
1,993	Globus Medical, Inc. - Class A (a)	44,982
851	Haemonetics Corp. (a)	30,815
1,628	Halyard Health, Inc. (a)	56,427
931	Hill-Rom Holdings, Inc.	57,703
4,264	Hologic, Inc. (a)	165,571
200	ICU Med, Inc. (a)	25,276
2,153	IDEXX Laboratories, Inc. (a)	242,708
1,135	Inogen, Inc. (a)	67,987
2,279	Insulet Corp. (a)	93,302

Number of Shares		Value
	Health Care Equipment & Supplies (Continued)
459	Integra Lifesciences Holdings (a)	$37,890
2,606	iRadimed Corp. (a)(b)	44,276
3,345	IRIDEX Corp. (a)	48,469
1,652	K2M Group Holdings, Inc. (a)	29,373
3,800	LeMaitre Vascular, Inc.	75,392
2,041	Masimo Corp. (a)	121,419
2,917	Meridian Bioscience, Inc.	56,269
1,613	Merit Medical Systems, Inc. (a)	39,180
1,424	Natus Medical, Inc. (a)	55,949
561	Neogen Corp. (a)	31,382
275	Nevro Corp. (a)(b)	28,707
1,472	NuVasive, Inc. (a)	98,124
3,356	NxStage Medical, Inc. (a)	83,866
9,635	OraSure Technologies, Inc. (a)	76,791
1,842	Orthofix International NV (a)	78,782
1,754	Oxford Immunotec Global Plc (a)	22,030
930	Penumbra, Inc. (a)	70,671
2,724	ResMed, Inc. (a)	176,488
7,603	RTI Surgical, Inc. (a)	23,797
8,212	STAAR Surgical Co. (a)	77,193
1,087	SurModics, Inc. (a)	32,708
500	Teleflex, Inc.	84,025
394	The Cooper Companies, Inc.	70,628
1,663	The Spectranetics Corp. (a)	41,725
444	Utah Medical Products, Inc.	26,551
1,600	Vascular Solutions, Inc. (a)	77,168
700	Veracyte, Inc. (a)	5,327
966	West Pharmaceutical Services, Inc.	71,967
2,125	Zeltiq Aesthetics, Inc. (a)	83,343

		3,940,581

	Health Care Providers & Services - 2.66%
1,042	Addus HomeCare Corp. (a)	27,259
2,086	Almost Family, Inc. (a)	76,702
2,409	Amedisys, Inc. (a)	114,283
1,100	American Renal Associates Holdings, Inc. (a)	20,097
2,010	AMN Healthcare Services, Inc. (a)(b)	64,059
1,456	AmSurg Corp. (a)	97,625
10,301	BioScrip, Inc. (a)	29,770
4,533	BioTelemetry, Inc. (a)	84,178
1,574	Brookdale Senior Living, Inc. (a)	27,466
577	Chemed Corp.	81,397
1,870	Civitas Solutions, Inc. (a)	34,146
5,203	Community Health Systems, Inc. (a)	60,043
1,448	CorVel Corp. (a)	55,603
6,563	Cross Country Healthcare, Inc. (a)	77,312
2,600	Envision Healthcare Holdings, Inc. (a)	57,902
722	HealthEquity, Inc. (a)	27,328
1,527	HealthSouth Corp.	61,950
2,689	Healthways, Inc. (a)	71,151
2,244	HMS Holdings Corp. (a)	49,749
2,100	Kindred Healthcare, Inc.	21,462
820	Landauer, Inc.	36,474
1,900	LHC Group, Inc. (a)	70,072
1,191	LifePoint Hospitals, Inc. (a)	70,543
1,100	Magellan Health Services, Inc. (a)	59,103
1,466	MEDNAX, Inc. (a)	97,123
1,457	Molina Healthcare, Inc. (a)	84,972
1,763	National Research Corp. - Class A	28,719
25,993	Nobilis Health Corp. (a)(b)	87,077

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
2,539	Owens & Minor, Inc.	$88,179
1,418	Patterson Cos., Inc.	65,143
2,473	PerkinElmer, Inc.	138,760
1,519	PharMerica Corp. (a)	42,638
815	Premier, Inc. - Class A (a)	26,357
6,693	Quorum Health Corp. (a)	41,965
6,707	RadNet, Inc. (a)	49,632
4,735	Select Medical Holdings Corp. (a)	63,923
1,369	Surgery Partners, Inc. (a)	27,709
1,215	Surgical Care Affiliates, Inc. (a)	59,243
1,257	Team Health Holdings, Inc. (a)	40,928
2,176	Tenet Healthcare Corp. (a)	49,308
2,522	Triple-S Management Corp. - Class B (a)	55,307
2,065	Trupanion, Inc. (a)(b)	34,899
537	US Physical Therapy, Inc.	33,670
1,643	USMD Holdings, Inc. (a)	37,198
1,192	VCA, Inc. (a)	83,416
1,536	WellCare Health Plans, Inc. (a)	179,850

		2,791,690

	Health Care Technology - 0.41%
4,680	Allscripts Healthcare Solutions, Inc. (a)	61,636
834	athenahealth, Inc. (a)(b)	105,184
1,171	Medidata Solutions, Inc. (a)	65,295
564	Omnicell, Inc. (a)	21,601
521	Press Ganey Holdings, Inc. (a)	21,048
3,700	Quality Systems, Inc.	41,884
2,067	Veeva Systems, Inc. - Class A (a)	85,326
1,742	Vocera Communications, Inc. (a)	29,440

		431,414

	Hotels, Restaurants & Leisure - 1.93%
3,708	Aramark	141,015
75	Biglari Holdings, Inc. (a)	32,701
2,135	Bloomin’ Brands, Inc.	36,807
3,000	Boyd Gaming Corp. (a)	59,340
1,253	Brinker International, Inc.	63,189
397	Buffalo Wild Wings, Inc. (a)	55,874
3,797	Caesars Acquisition Co. - Class A (a)	47,159
3,818	Caesars Entertainment Corp. (a)(b)	28,444
5,900	Callaway Golf Co.	68,499
1,700	Carrols Restaurant Group, Inc. (a)	22,457
3,294	Century Casinos, Inc. (a)	22,762
504	Cheesecake Factory, Inc.	25,230
801	Choice Hotels International, Inc.	36,109
208	Churchill Downs, Inc.	30,441
186	Cracker Barrel Old Country Store, Inc. (b)	24,593
3,398	Denny’s Corp. (a)	36,325
1,349	Domino’s Pizza, Inc.	204,846
419	Dunkin’ Brands Group, Inc. (b)	21,821
1,663	El Pollo Loco Holdings, Inc. (a)	20,937
2,525	Eldorado Resorts, Inc. (a)	35,501
978	Fiesta Restaurant Group, Inc. (a)	23,472
1,100	Golden Entertainment, Inc.	13,717
417	Hyatt Hotels Corp. - Class A (a)	20,525
628	International Speedway Corp. - Class A	20,988
1,502	Intrawest Resorts Holdings, Inc. (a)	24,362
2,100	Isle of Capri Casinos, Inc. (a)	46,788
624	Jack in the Box, Inc.	59,867
3,356	Jamba, Inc. (a)(b)	36,647

Number of Shares		Value
	Hotels, Restaurants & Leisure (Continued)
2,240	La Quinta Holdings, Inc. (a)	$25,043
1,259	Marcus Corp.	31,525
1,143	Nathan’s Famous, Inc. (a)	60,059
482	Panera Bread Co. - Class A (a)(b)	93,855
955	Papa John’s International, Inc.	75,302
2,120	Penn National Gaming, Inc. (a)	28,768
1,882	Pinnacle Entertainment, Inc. (a)	23,224
969	Popeyes Louisiana Kitchen, Inc. (a)	51,493
4,151	Potbelly Corp. (a)	51,597
7,492	Ruby Tuesday, Inc. (a)	18,730
2,500	Ruth’s Hospitality Group, Inc.	35,300
875	Six Flags Entertainment Corp.	46,909
1,187	Sonic Corp.	31,076
1,800	Speedway Motorsports, Inc.	32,148
800	Texas Roadhouse, Inc.	31,224
1,941	The Wendy’s Co.	20,963
442	Vail Resorts, Inc.	69,341
1,398	Wingstop, Inc.	40,961

		2,027,934

	Household Durables - 1.65%
2,444	Bassett Furniture Industries, Inc.	56,823
4,732	Beazer Homes USA, Inc. (a)	55,175
300	Cavco Industries, Inc. (a)	29,715
1,045	CSS Industries, Inc.	26,731
2,600	Ethan Allen Interiors, Inc.	81,302
1,189	Flexsteel Industries, Inc.	61,495
5,378	GoPro, Inc. - Class A (a)(b)	89,705
968	Harman International Industries, Inc.	81,748
899	Helen of Troy Ltd. (a)	77,467
1,300	Hooker Furniture Corp.	31,837
12,219	Hovnanian Enterprises, Inc. (a)	20,650
2,076	Installed Building Products, Inc. (a)	74,466
2,355	iRobot Corp. (a)	103,573
3,255	KB Home (b)	52,471
3,183	La-Z-Boy, Inc.	78,174
1,799	Leggett & Platt, Inc.	81,998
2,027	Lennar Corp. - Class A	85,823
809	LGI Homes, Inc. (a)(b)	29,804
1,643	Libbey, Inc.	29,327
4,145	Lifetime Brands, Inc.	55,792
81	NVR, Inc. (a)	132,829
2,506	Pulte Homes, Inc.	50,220
973	Tempur Sealy International, Inc. (a)	55,208
1,016	Toll Brothers, Inc. (a)	30,338
623	TopBuild Corp. (a)	20,684
1,922	Tri Pointe Group, Inc. (a)	25,332
1,944	Tupperware Brands Corp.	127,079
400	Universal Electronics, Inc. (a)	29,784
7,538	ZAGG, Inc. (a)	61,058

		1,736,608

	Household Products - 0.46%
2,211	Central Garden & Pet Co. (a)	57,486
3,759	Central Garden & Pet Co. - Class A (a)	93,223
1,804	Energizer Holdings, Inc.	90,128
3,566	HRG Group, Inc. (a)	55,986
1,034	Oil-Dri Corp. of America	38,920
457	Spectrum Brands Holdings, Inc.	62,924
776	WD-40 Co.	87,246

		485,913

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Independent Power and Renewable Electricity Producers - 0.66%
38,845	Atlantic Power Corp.	$95,947
8,600	Calpine Corp. (a)	108,704
5,304	Dynegy, Inc. (a)	65,716
7,900	NRG Energy, Inc.	88,559
5,052	NRG Yield, Inc. - Class A	82,449
6,300	NRG Yield, Inc. - Class C	106,848
747	Ormat Technologies, Inc.	36,162
7,701	Talen Energy Corp. (a)	106,659

		691,044

	Industrial Conglomerates - 0.30%
1,218	Carlisle Companies, Inc.	124,930
6,240	McDermott International, Inc. (a)	31,262
650	Otter Tail Corp.	22,484
1,060	Raven Industries, Inc.	24,412
12	Seaboard Corp. (a)	41,280
551	Standex International Corp.	51,171
1,183	Tredegar Corp.	21,992

		317,531

	Insurance - 3.83%
273	Alleghany Corp. (a)	143,330
564	Allied World Assurance Co. Holdings, Ltd.	22,797
2,870	Ambac Financial Group, Inc. (a)	52,779
1,252	American Equity Investment Life Holding Co.	22,198
1,326	American Financial Group, Inc.	99,450
290	American National Insurance Co.	35,368
1,119	AMERISAFE, Inc.	65,775
3,604	AmTrust Financial Services, Inc.	96,695
2,059	Arch Capital Group Ltd. - ADR (a)	163,196
962	Argo Group International Holdings Ltd.	54,276
3,827	Arthur J. Gallagher & Co.	194,680
1,146	Aspen Insurance Holdings Ltd.	53,392
1,221	Assurant, Inc.	112,637
5,412	Assured Guaranty Ltd.	150,183
1,685	Atlas Financial Holdings, Inc. (a)	26,572
1,935	Axis Capital Holdings Ltd.	105,129
2,424	Brown & Brown, Inc.	91,409
2,476	Citizens, Inc./TX (a)	23,175
1,100	Crawford & Co. - Class B	12,485
2,116	eHealth, Inc. (a)	23,720
960	EMC Insurance Group, Inc.	25,853
1,675	Employers Holdings, Inc.	49,965
1,150	Endurance Specialty Holdings Ltd.	75,268
988	Erie Indemnity Co. - Class A	100,845
905	Everest Re Group, Ltd.	171,923
457	FBL Financial Group, Inc. - Class A	29,234
2,163	Federated National Holding Co. - Class C	40,427
2,655	First American Financial Corp.	104,288
716	Global Indemnity Plc (a)	21,265
803	Hallmark Financial Services, Inc. (a)	8,263
1,574	HCI Group, Inc.	47,787
3,882	Heritage Insurance Holdings, Inc.	55,940
574	Horace Mann Educators Corp.	21,037
722	Independence Holding Co.	12,404
300	Infinity Property & Casualty Corp.	24,789
318	Investors Title Co.	31,641
600	James River Group Holdings Ltd.	21,720
771	Kemper Corp.	30,316

Number of Shares		Value
	Insurance (Continued)
3,500	Maiden Holdings Ltd.	$44,415
3,083	MBIA, Inc. (a)	24,017
944	National General Holdings Corp.	20,995
400	Navigators Group, Inc.	38,768
7,254	Old Republic International Corp.	127,816
1,200	Patriot National, Inc. (a)	10,812
1,933	Primerica, Inc. (b)	102,507
800	ProAssurance Corp.	41,984
1,200	Reinsurance Group of America	129,528
1,013	RenaissanceRe Holdings Ltd.	121,722
1,339	RLI Corp.	91,534
319	Safety Insurance Group, Inc.	21,443
2,100	Selective Insurance Group, Inc.	83,706
100	State Auto Financial Corp.	2,381
2,571	State National Cos., Inc.	28,590
523	Stewart Information Services Corp.	23,247
1,171	The Hanover Insurance Group, Inc.	88,317
3,336	Torchmark Corp.	213,137
1,162	United Fire Group, Inc.	49,176
1,647	United Insurance Holdings Corp.	27,966
3,166	Universal Insurance Holdings, Inc.	79,783
2,542	W.R. Berkley Corp.	146,826
99	White Mountains Insurance Group Ltd. - ADR	82,170

		4,023,051

	Internet & Catalog Retail - 0.86%
7,579	1-800-Flowers.Com, Inc. - Class A (a)	69,499
2,011	Blue Nile, Inc.	69,219
2,171	Etsy, Inc. (a)	31,002
1,908	FTD Cos., Inc. (a)	39,248
6,397	Gaia, Inc. (a)	46,058
17,469	Groupon, Inc. (a)	89,965
1,564	HSN, Inc.	62,247
1,500	Lands’ End, Inc. (a)(b)	21,750
1,200	Liberty TripAdvisor Holdings, Inc. - Class A (a)	26,220
647	Liberty Ventures - Series A (a)	25,796
2,470	Nutrisystem, Inc.	73,334
3,295	Overstock.com, Inc. (a)	50,479
3,690	PetMed Express, Inc. (b)	74,833
1,775	Shutterfly, Inc. (a)	79,236
223	Stamps.com, Inc. (a)(b)	21,076
3,200	Travelport Worldwide Ltd.	48,096
1,796	Wayfair, Inc. - Class A (a)(b)	70,709

		898,767

	Internet Software & Services - 3.16%
1,465	2U, Inc. (a)(b)	56,095
8,067	Aerohive Networks, Inc. (a)	49,128
1,942	Alarm.com Holdings, Inc. (a)	56,046
2,212	Amber Road, Inc. (a)	21,346
10,776	Angie’s List, Inc. (a)	106,790
2,287	Apigee Corp. (a)	39,794
2,250	Appfolio, Inc. - Class A (a)(b)	43,740
3,483	Autobytel, Inc. (a)	61,997
9,280	Bankrate, Inc. (a)	78,694
5,242	Bazaarvoice, Inc. (a)	30,980
4,181	Blucora, Inc. (a)	46,827
3,881	Box, Inc. - Class A (a)(b)	61,165
7,536	Brightcove, Inc. (a)	98,345
687	BroadSoft, Inc. (a)	31,980
5,633	Carbonite, Inc. (a)	86,523

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Internet Software & Services (Continued)
7,058	Care.com, Inc. (a)	$70,298
3,000	ChannelAdvisor Corp. (a)	38,790
1,204	Cimpress NV (a)	121,821
564	CommerceHub, Inc. - Series A (a)	8,911
1,378	CommerceHub, Inc. - Series C (a)	21,924
992	comScore, Inc. (a)	30,415
1,796	Cornerstone OnDemand, Inc. (a)	82,526
295	CoStar Group, Inc. (a)	63,876
10,701	DHI Group, Inc. (a)	84,431
15,255	EarthLink Holdings Corp.	94,581
539	Envestnet, Inc. (a)	19,646
7,316	Everyday Health, Inc. (a)	56,260
7,700	Five9, Inc. (a)	120,736
751	GrubHub, Inc. (a)(b)	32,285
1,900	IAC/InterActiveCorp	118,693
1,654	Instructure, Inc. (a)(b)	41,962
8,127	Intralinks Holdings, Inc. (a)	81,758
614	j2 Global, Inc.	40,898
7,350	Liquidity Services, Inc. (a)	82,614
2,732	LivePerson, Inc. (a)	22,976
772	LogMeIn, Inc.	69,781
10,174	Marchex, Inc. - Class B (a)	28,182
1,583	Match Group, Inc. (a)(b)	28,162
6,052	MeetMe, Inc. (a)	37,522
2,056	MINDBODY, Inc. - Class A (a)	40,421
1,199	New Relic, Inc. (a)	45,946
2,793	NIC, Inc.	65,635
5,816	Pandora Media, Inc. (a)(b)	83,343
3,838	Quotient Technology, Inc. (a)	51,084
4,395	Rackspace Hosting, Inc. (a)	139,277
1,500	RealNetworks, Inc. (a)	6,690
126	Reis, Inc.	2,578
6,622	RetailMeNot, Inc. (a)	65,492
3,389	Rightside Group Ltd. (a)	30,840
1,061	Shutterstock, Inc. (a)(b)	67,586
518	SPS Commerce, Inc. (a)	38,026
6,343	TechTarget, Inc. (a)	51,125
6,500	TrueCar, Inc. (a)(b)	61,360
2,469	Web.com Group, Inc. (a)	42,640
560	WebMD Health Corp. (a)	27,832
3,808	Xactly Corp. (a)	56,054
2,769	XO Group, Inc. (a)	53,525
2,267	Yelp, Inc. - Class A (a)	94,534
913	Zillow Group, Inc. - Class C (a)(b)	31,635

		3,324,121

	IT Services - 2.56%
2,658	Acxiom Corp. (a)	70,836
6,122	ALJ Regional Holdings, Inc. (a)	28,773
833	Black Knight Financial Services, Inc. - Class A (a)	34,070
3,176	Blackhawk Network Holdings, Inc. (a)	95,820
2,453	Booz Allen Hamilton Holding Corp. - Class A	77,539
2,475	Broadridge Financial Solutions, Inc.	167,780
903	CACI International, Inc. - Class A (a)	91,113
1,277	Cardtronics Plc - Class A (a)	56,954
4,400	Convergys Corp.	133,848
1,646	CoreLogic, Inc. (a)	64,556
2,167	CSG Systems International, Inc.	89,562
775	CSRA, Inc.	20,848

Number of Shares		Value
	IT Services (Continued)
5,974	Datalink Corp. (a)	$63,384
400	DST Systems, Inc.	47,168
1,129	EPAM Systems, Inc. (a)	78,251
933	Euronet Worldwide, Inc. (a)	76,347
1,315	EVERTEC, Inc.	22,066
800	ExlService Holdings, Inc. (a)	39,872
1,202	Forrester Research, Inc.	46,758
1,901	Gartner, Inc. (a)	168,143
3,660	Genpact Ltd. (a)	87,657
12,181	Information Services Group, Inc. (a)	48,602
2,025	Leidos Holdings, Inc.	87,642
15,519	Lionbridge Technologies, Inc. (a)	77,595
1,980	ManTech International Corp. - Class A	74,626
1,500	Maximus, Inc.	84,840
3,336	NCI, Inc. - Class A	38,598
2,576	NeuStar, Inc. - Class A (a)	68,496
2,675	Perficient, Inc. (a)	53,901
5,349	PFSweb, Inc. (a)	47,767
15,840	Planet Payment, Inc. (a)	58,766
1,665	Sabre Corp.	46,920
1,400	Science Applications International Corp.	97,118
2,665	Square, Inc. - Class A (a)(b)	31,074
809	Syntel, Inc. (a)	33,905
1,727	Teletech Holdings, Inc.	50,066
4,946	The Hackett Group, Inc.	81,708
3,754	Unisys Corp. (a)	36,564
1,399	VeriFone Holdings, Inc. (a)	22,020
950	Virtusa Corp. (a)	23,446
617	WEX, Inc. (a)	66,692

		2,691,691

	Leisure Products - 0.86%
1,852	Brunswick Corp.	90,341
8,356	JAKKS Pacific, Inc. (a)	72,196
2,512	Johnson Outdoors, Inc. - Class A	91,361
1,945	Malibu Boats, Inc. - Class A (a)	28,980
2,523	Marine Products Corp.	22,631
4,608	MCBC Holdings, Inc.	52,531
3,504	Nautilus, Inc. (a)	79,611
1,374	Polaris Industries, Inc. (b)	106,403
1,342	Pool Corp.	126,846
3,523	Smith & Wesson Holding Corp. (a)	93,677
1,241	Sturm, Ruger & Company, Inc.	71,680
1,588	Vista Outdoor, Inc. (a)	63,298

		899,555

	Life Sciences Tools & Services - 1.08%
194	Bio-Rad Laboratories, Inc. - Class A (a)	31,779
387	Bio-Techne Corp.	42,376
4,070	Bruker Corp.	92,185
827	Cambrex Corp. (a)	36,768
1,282	Charles River Laboratories (a)	106,842
18,816	ChromaDex Corp. (a)(b)	56,072
18,974	Enzo Biochem, Inc. (a)	96,578
1,386	INC Research Holdings, Inc. - Class A (a)	61,788
3,447	Luminex Corp. (a)	78,316
1,765	NanoString Technologies, Inc. (a)	35,265
3,053	Pacific Biosciences of California, Inc. (a)(b)	27,355
915	PAREXEL International Corp. (a)	63,547
1,225	PRA Health Sciences, Inc. (a)	69,225
2,641	QIAGEN NV (a)	72,469

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
2,270	Quintiles Transnational Holdings, Inc. (a)	$184,006
3,014	VWR Corp. (a)	85,477

		1,140,048

	Machinery - 3.33%
1,982	Actuant Corp. - Class A	46,062
1,232	AGCO Corp.	60,762
335	Alamo Group, Inc.	22,073
1,547	Allison Transmission Holdings, Inc.	44,368
1,187	Altra Industrial Motion Corp.	34,387
539	American Railcar Industries, Inc.	22,352
478	Astec Industries, Inc.	28,618
1,282	Badger Meter, Inc.	42,960
770	Barnes Group, Inc.	31,224
2,617	Blue Bird Corp. (a)(b)	38,234
2,469	Briggs & Stratton Corp.	46,047
1,570	Chart Industries, Inc. (a)	51,543
360	CIRCOR International, Inc.	21,442
655	CLARCOR, Inc.	42,575
1,721	Colfax Corp. (a)	54,091
1,832	Columbus McKinnon Corp.	32,683
569	Crane Co.	35,853
2,958	Donaldson Co., Inc.	110,422
840	Douglas Dynamics, Inc.	26,830
1,600	Dynamic Materials Corp.	17,056
2,261	Energy Recovery, Inc. (a)	36,131
372	EnPro Industries, Inc.	21,137
514	ESCO Technologies, Inc.	23,860
2,795	Federal Signal Corp.	37,062
1,630	Flowserve Corp.	78,631
1,939	Gencor Industries, Inc. (a)	23,229
1,932	Global Brass & Copper Holdings, Inc.	55,816
1,010	Gorman Rupp Co.	25,866
1,400	Graco, Inc.	103,600
4,130	Hardinge, Inc.	45,967
2,353	Harsco Corp.	23,365
400	Hurco Companies, Inc.	11,228
500	Hyster-Yale Materials Handling, Inc.	30,065
996	IDEX Corp.	93,196
766	ITT, Inc.	27,453
895	John Bean Technologies Corp.	63,142
1,934	Joy Global, Inc.	53,649
1,000	Kadant, Inc.	52,110
1,705	Kennametal, Inc.	49,479
1,574	Lincoln Electric Holdings, Inc.	98,564
864	Lydall, Inc. (a)	44,176
1,266	Manitowoc Foodservice, Inc. (a)	20,535
6,081	Manitowoc, Inc.	29,128
606	Middleby Corp. (a)	74,914
860	Mueller Industries, Inc.	27,881
2,400	Mueller Water Products, Inc. - Class A	30,120
700	NACCO Industries, Inc. - Class A	47,572
1,188	Nordson Corp.	118,360
1,037	Omega Flex, Inc.	39,987
1,092	Oshkosh Corp.	61,152
603	Proto Labs, Inc. (a)(b)	36,126
388	RBC Bearings, Inc. (a)	29,674
1,400	Rexnord Corp. (a)	29,974
1,245	Snap On, Inc.	189,190

Number of Shares		Value
	Machinery (Continued)
1,274	SPX FLOW, Inc. (a)	$39,392
3,727	Supreme Industries, Inc. - Class A	71,931
1,158	Tennant Co.	75,038
1,800	Terex Corp.	45,738
1,486	The ExOne Company (a)(b)	22,617
1,133	The Greenbrier Companies, Inc. (b)	39,995
1,360	The Timken Co.	47,790
5,652	Titan International, Inc.	57,198
3,134	Toro Co.	146,797
1,720	TriMas Corp. (a)	32,009
2,092	Trinity Industries, Inc.	50,585
431	Valmont Industries, Inc.	58,000
3,102	Wabash National Corp. (a)	44,172
676	Wabtec Corp.	55,195
483	Watts Water Technologies, Inc. - Class A	31,318
2,578	Xylem, Inc.	135,216

		3,494,912

	Marine - 0.08%
2,265	Costamare, Inc.	20,702
675	Kirby Corp. (a)	41,958
554	Matson, Inc.	22,094

		84,754

	Media - 1.47%
524	AMC Networks, Inc. - Class A (a)	27,175
2,455	Ascent Capital Group, Inc. - Class A (a)	56,882
79	Cable One, Inc.	46,136
966	Carmike Cinemas, Inc. (a)	31,579
16,377	Central European Media Enterprises Ltd. - Class A (a)(b)	37,831
818	Cinemark Holdings, Inc.	31,313
3,300	Entercom Communications Corp. - Class A	42,702
1,686	Eros International Plc (a)(b)	25,830
5,607	Gannett Co., Inc.	65,266
3,297	Global Sources Ltd. (a)	27,959
2,625	Gray Television, Inc. (a)	27,195
1,708	John Wiley & Sons, Inc. - Class A	88,150
1,047	Liberty Media Group - Class A (a)	29,997
1,056	Liberty Media Group - Class C (a)	29,716
1,298	Live Nation, Inc. (a)	35,669
1,715	Media General, Inc. (a)	31,607
754	Meredith Corp.	39,200
835	Morningstar, Inc.	66,190
2,670	MSG Networks, Inc. - Class A (a)	49,689
3,120	New Media Investment Group, Inc.	48,360
2,915	New York Times Co. - Class A	34,834
1,379	Regal Entertainment Group - Class A	29,993
4,768	Salem Media Group, Inc.	28,036
1,473	Scholastic Corp.	57,977
1,818	Sinclair Broadcast Group, Inc. - Class A	52,504
2,039	Starz - Class A (a)	63,596
4,348	TEGNA, Inc.	95,047
1,330	The E.W. Scripps Co. - Class A (a)	21,147
6,455	The Interpublic Group of Cos., Inc.	144,269
122	The Madison Square Garden Co. - Class A (a)	20,668
1,928	Time, Inc.	27,917
900	Townsquare Media, Inc. - Class A (a)	8,406
890	Tribune Media Co. - Class A	32,503
1,709	tronc, Inc.	28,848

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Media (Continued)
2,903	World Wrestling Entertainment, Inc. - Class A	$61,834

		1,546,025

	Metals & Mining - 1.12%
11,492	AK Steel Holding Corp. (a)	55,506
1,134	Carpenter Technology Corp.	46,789
3,761	Century Aluminum Co. (a)	26,139
5,134	Cliffs Natural Resources, Inc. (a)	30,034
2,643	Coeur D’Alene Mines Corp. (a)	31,267
3,698	Commercial Metals Co.	59,871
3,195	Ferroglobe Plc	28,851
1,200	Gibraltar Industries, Inc. (a)	44,580
3,002	Gold Resource Corp.	22,275
1,036	Handy & Harman Ltd. (a)	21,797
588	Haynes International, Inc.	21,821
4,920	Hecla Mining Co.	28,044
1,069	Materion Corp.	32,829
3,197	Olympic Steel, Inc.	70,654
4,327	Real Industry, Inc. (a)	26,481
1,696	Reliance Steel & Aluminum Co.	122,163
509	Royal Gold, Inc.	39,412
3,788	Ryerson Holding Corp. (a)	42,766
2,404	Schnitzer Steel Industries, Inc. - Class A (b)	50,243
5,226	Steel Dynamics, Inc.	130,598
1,601	Stillwater Mining Co. (a)	21,389
5,282	SunCoke Energy, Inc.	42,362
3,105	Tahoe Resources, Inc.	39,837
3,182	TimkenSteel Corp. (a)	33,252
1,562	United States Steel Corp.	29,459
1,538	Worthington Industries, Inc.	73,870

		1,172,289

	Multiline Retail - 0.53%
2,738	Big Lots, Inc.	130,740
1,778	Burlington Stores, Inc. (a)	144,054
1,228	Dillard’s, Inc. - Class A	77,376
4,480	Fred’s, Inc. - Class A	40,589
7,505	J.C. Penney Co., Inc. (a)(b)	69,196
969	Ollie’s Bargain Outlet Holdings, Inc. (a)	25,397
1,994	Sears Holdings Corp. (a)(b)	22,851
8,361	Tuesday Morning Corp. (a)	49,999

		560,202

	Multi-Utilities - 0.36%
3,109	Alliant Energy Corp.	119,106
944	Avista Corp.	39,450
715	Black Hills Corp.	43,772
3,474	MDU Resources Group, Inc.	88,379
751	Northwestern Corp.	43,205
981	Vectren Corp.	49,246

		383,158

	Oil & Gas - 0.96%
2,766	Callon Petroleum Co. (a)	43,426
336	Chesapeake Utilities Corp.	20,516
1,812	CONSOL Energy, Inc.	34,791
2,978	Delek U.S. Holdings, Inc.	51,490
11,433	Denbury Resources, Inc. (a)	36,929
745	Diamondback Energy, Inc. (a)	71,922
397	Energen Corp.	22,915

Number of Shares		Value
	Oil & Gas (Continued)
5,575	EP Energy Corp. - Class A (a)(b)	$24,419
1,608	GasLog, Ltd.	23,396
1,200	HollyFrontier Corp.	29,400
1,844	Laredo Petroleum, Inc. (a)	23,788
806	Murphy Oil Corp.	24,502
300	Murphy USA, Inc. (a)	21,408
1,846	Newfield Exploration Co. (a)	80,227
1,736	Parsley Energy, Inc. - Class A (a)	58,173
1,391	PBF Energy, Inc. - Class A	31,492
468	PDC Energy, Inc. (a)	31,384
1,563	QEP Resources, Inc.	30,525
3,241	Renewable Energy Group, Inc. (a)	27,451
1,171	Rice Energy, Inc. (a)	30,575
870	RSP Permian, Inc. (a)	33,739
3,796	Southwestern Energy Co. (a)	52,537
675	Targa Resources Corp.	33,149
2,122	Western Refining, Inc.	56,148
2,343	Westmoreland Coal Co. (a)	20,759
1,108	World Fuel Services Corp.	51,256
2,832	WPX Energy, Inc. (a)	37,354

		1,003,671

	Paper & Forest Products - 0.22%
935	Boise Cascade Co. (a)	23,749
398	Clearwater Paper Corp. (a)	25,739
911	Domtar Corp.	33,825
3,055	KapStone Paper and Packaging Corp.	57,801
1,200	Louisiana-Pacific Corp. (a)	22,596
300	Neenah Paper, Inc.	23,703
942	P.H. Glatfelter Co.	20,422
605	Schweitzer-Mauduit International, Inc.	23,329

		231,164

	Personal Products - 0.89%
17,920	Avon Products, Inc.	101,427
1,205	Coty, Inc. - Class A (b)	28,318
2,356	Herbalife Ltd. (a)(b)	146,049
1,073	Inter Parfums, Inc.	34,626
5,592	Lifevantage Corp. (a)(b)	52,900
1,800	Medifast, Inc.	68,022
2,735	Natural Health Trends Corp. (b)	77,291
4,053	Nature’s Sunshine Products, Inc.	64,848
2,440	Nu Skin Enterprises, Inc. - Class A	158,063
2,643	Nutraceutical International Corp. (a)	82,567
1,500	Revlon, Inc. - Class A (a)	55,170
500	USANA Health Sciences, Inc. (a)	69,175

		938,456

	Pharmaceuticals - 0.96%
845	Aclaris Therapeutics, Inc. (a)	21,640
1,319	Akorn, Inc. (a)	35,956
1,047	Amphastar Pharmaceuticals, Inc. (a)	19,862
10,702	Corcept Therapeutics, Inc. (a)	69,563
3,086	Depomed, Inc. (a)(b)	77,119
941	Dermira, Inc. (a)	31,825
4,695	Endo International Plc (a)	94,604
800	Heska Corp. (a)	43,544
4,167	Horizon Pharma Plc (a)	75,548
2,410	Impax Laboratories, Inc. (a)	57,117
1,834	Innoviva, Inc. (a)	20,156
1,332	Intersect ENT, Inc. (a)	21,099

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
2,552	Lannett Co., Inc. (a)(b)	$67,807
1,562	Nektar Therapeutics (a)	26,835
959	Pacira Pharmaceuticals, Inc. (a)	32,817
1,300	Phibro Animal Health Corp. - Class A	35,334
1,739	Prestige Brands Holdings, Inc. (a)	83,941
9,525	SciClone Pharmaceuticals, Inc. (a)	97,631
2,932	Supernus Pharmaceuticals, Inc. (a)	72,508
587	Theravance Biopharma, Inc. (a)	21,273

		1,006,179

	Professional Services - 1.37%
3,777	CBIZ, Inc. (a)	42,265
653	CEB, Inc.	35,569
816	CRA International, Inc. (a)	21,697
483	Exponent, Inc.	24,662
4,102	Franklin Covey Co. (a)	73,057
1,438	FTI Consulting, Inc. (a)	64,077
954	GP Strategies Corp. (a)	23,487
1,155	Heidrick & Struggles International, Inc.	21,425
9,244	Hill International, Inc. (a)	42,615
455	Huron Consulting Group, Inc. (a)	27,191
1,202	ICF International, Inc. (a)	53,273
1,034	Insperity, Inc.	75,110
3,982	Kelly Services, Inc. - Class A	76,534
3,644	Kforce, Inc.	74,665
2,250	ManpowerGroup, Inc.	162,585
1,730	Mistras Group, Inc. (a)	40,603
5,720	Monster Worldwide, Inc. (a)	20,649
1,639	Navigant Consulting, Inc. (a)	33,141
1,511	On Assignment, Inc. (a)	54,834
3,293	Resources Connection, Inc.	49,197
3,403	Robert Half International, Inc.	128,838
2,528	RPX Corp. (a)	27,024
947	The Dun & Bradstreet Corp.	129,379
3,729	TrueBlue, Inc. (a)	84,499
724	VSE Corp.	24,609
503	WageWorks, Inc. (a)	30,638

		1,441,623

	Real Estate Management & Development - 0.62%
4,526	Altisource Portfolio Solutions SA (a)(b)	146,642
5,468	AV Homes, Inc. (a)	90,988
5,795	Forestar Group, Inc. (a)	67,860
980	Jones Lang LaSalle, Inc.	111,514
4,027	Marcus & Millichap, Inc. (a)	105,306
717	RE/MAX Holdings, Inc. - Class A	31,390
3,976	Realogy Holdings Corp.	102,819

		656,519

	Road & Rail - 0.33%
1,825	ArcBest Corp.	34,711
600	Genesee & Wyoming, Inc. - Class A (a)	41,370
904	Hertz Global Holdings, Inc. (a)	36,305
1,736	Landstar System, Inc.	118,187
3,597	Roadrunner Transportation Systems, Inc. (a)	28,704
948	Saia, Inc. (a)	28,402
1,476	Swift Transportation Co. (a)(b)	31,690
200	Universal Truckload Services, Inc.	2,684
2,093	YRC Worldwide, Inc. (a)	25,786

		347,839

Number of Shares		Value
	Semiconductor & Semiconductor Equipment - 2.44%
1,096	Acacia Communications, Inc. (a)(b)	$113,195
2,192	Advanced Energy Industries, Inc. (a)	103,725
15,593	Advanced Micro Devices, Inc. (a)	107,748
2,744	Alpha & Omega Semiconductor Ltd. (a)	59,600
691	Ambarella, Inc. (a)	50,865
3,987	Amkor Technology, Inc. (a)	38,754
7,524	Applied Micro Circuits Corp. (a)	52,292
612	Cabot Microelectronics Corp.	32,381
2,093	Cavium, Inc. (a)	121,813
900	CEVA, Inc. (a)	31,563
2,604	Cirrus Logic, Inc. (a)	138,403
2,541	Cohu, Inc.	29,831
2,614	Cree, Inc. (a)	67,232
1,784	Cypress Semiconductor Corp.	21,693
2,862	DSP Group, Inc. (a)	34,373
2,212	Entegris, Inc. (a)	38,533
2,325	Exar Corp. (a)	21,646
900	First Solar, Inc. (a)(b)	35,541
3,604	FormFactor, Inc. (a)	39,103
1,301	Inphi Corp. (a)	56,607
4,274	Integrated Device Technology, Inc. (a)	98,729
1,443	Intersil Corp. - Class A	31,645
3,167	IXYS Corp.	38,162
522	MACOM Technology Solutions Holdings, Inc. (a)	22,101
4,800	Marvell Technology Group Ltd. - ADR	63,696
4,138	MaxLinear, Inc. - Class A (a)	83,877
1,685	Microsemi Corp. (a)	70,736
1,266	MKS Instrument, Inc.	62,958
1,199	Monolithic Power Systems, Inc.	96,519
1,241	Nanometrics, Inc. (a)	27,724
3,822	NeoPhotonics Corp. (a)	62,451
9,074	ON Semiconductor Corp. (a)	111,792
1,203	PDF Solutions, Inc. (a)	21,859
5,223	Photronics, Inc. (a)	53,849
583	Power Integrations, Inc.	36,746
3,807	Rambus, Inc. (a)	47,587
2,535	Rudolph Technologies, Inc. (a)	44,971
1,534	Semtech Corp. (a)	42,538
6,800	Sigma Designs, Inc. (a)	52,972
1,194	Silicon Laboratories, Inc. (a)	70,207
6,463	Teradyne, Inc.	139,472
3,800	Ultra Clean Holdings, Inc. (a)	28,158
919	Ultratech, Inc. (a)	21,211
5,500	Xcerra Corp. (a)	33,330

		2,558,188

	Software - 4.92%
8,585	A10 Networks, Inc. (a)	91,774
2,039	ACI Worldwide, Inc. (a)	39,516
3,332	American Software, Inc. - Class A	36,985
1,197	ANSYS, Inc. (a)	110,854
2,350	Aspen Technology, Inc. (a)	109,956
683	Atlassian Corp Plc (a)(b)	20,470
1,990	Barracuda Networks, Inc. (a)	50,705
926	Blackbaud, Inc.	61,431
8,261	Cadence Design System, Inc. (a)	210,903
2,631	Callidus Software, Inc. (a)	48,279
1,805	CommVault Systems, Inc. (a)	95,900
561	Ebix, Inc. (b)	31,893
900	Ellie Mae, Inc. (a)	94,770

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Software (Continued)
6,288	EnerNOC, Inc. (a)	$34,018
3,143	Epiq Systems, Inc.	51,828
381	ePlus, Inc. (a)	35,970
4,168	Exa Corp. (a)	66,896
1,015	FactSet Research Systems, Inc.	164,531
899	Fair Isaac Corp.	112,006
1,214	Fleetmatics Group Plc (a)	72,816
2,007	Fortinet, Inc. (a)	74,119
2,247	Gigamon, Inc. (a)	123,136
1,163	Globant SA (a)	48,986
9,426	Guidance Software, Inc. (a)	56,179
764	Guidewire Software, Inc. (a)	45,825
1,592	HubSpot, Inc. (a)	91,731
929	Imperva, Inc. (a)	49,897
2,500	Infoblox, Inc. (a)	65,925
1,095	Interactive Intelligence Group, Inc. (a)	65,853
1,546	Jack Henry & Associates, Inc.	132,260
10,092	Jive Software, Inc. (a)	42,992
2,260	Manhattan Associates, Inc. (a)	130,221
5,841	Mentor Graphics Corp.	154,436
359	MicroStrategy, Inc. - Class A (a)	60,111
9,489	Mitek Systems, Inc. (a)	78,664
17,785	MobileIron, Inc. (a)	48,909
3,275	Model N, Inc. (a)	36,385
1,129	Monotype Imaging Holdings, Inc.	24,962
880	NetSuite, Inc. (a)	97,407
4,435	Nuance Communications, Inc. (a)	64,307
600	Paycom Software, Inc. (a)	30,078
521	Paylocity Holdings Corp. (a)	23,164
2,749	Pegasystems, Inc.	81,068
2,073	Progress Software Corp. (a)	56,386
500	Proofpoint, Inc. (a)(b)	37,425
1,164	PROS Holdings, Inc. (a)	26,318
1,944	PTC, Inc. (a)	86,139
2,456	QAD, Inc. - Class A	54,965
1,100	Qualys, Inc. (a)	42,009
1,198	Rapid7, Inc. (a)(b)	21,145
2,118	RealPage, Inc. (a)	54,433
4,287	RingCentral, Inc. - Class A (a)	101,430
7,516	Rosetta Stone, Inc. (a)	63,736
2,266	Sapiens International Corp. NV	28,937
2,257	Silver Spring Networks, Inc. (a)	32,004
2,518	Splunk, Inc. (a)	147,756
1,271	SS&C Technologies Holdings, Inc.	40,863
885	Synchronoss Technologies, Inc. (a)	36,444
4,383	Synopsys, Inc. (a)	260,131
1,285	Tableau Software, Inc. - Class A (a)	71,022
1,708	Take-Two Interactive Software, Inc. (a)	76,997
8,555	Tangoe, Inc. (a)	70,579
8,112	The Rubicon Project, Inc. (a)	67,167
3,360	TiVo Corp. (a)	65,453
2,200	TubeMogul, Inc. (a)	20,614
432	Tyler Technologies, Inc. (a)	73,971
337	Ultimate Software Group, Inc. (a)	68,879
2,300	Varonis Systems, Inc. (a)	69,230
3,245	VASCO Data Security International, Inc. (a)(b)	57,144
1,124	Verint Systems, Inc. (a)	42,296
4,387	Workiva, Inc. (a)(b)	79,536
2,308	Zendesk, Inc. (a)	70,879

Number of Shares		Value
	Software (Continued)
11,848	Zix Corp. (a)	$48,577
10,254	Zynga, Inc. - Class A (a)	29,839

		5,170,420

	Specialty Retail - 4.21%
4,139	Aaron’s, Inc.	105,213
6,047	Abercrombie & Fitch Co. - Class A	96,087
6,196	American Eagle Outfitters	110,660
1,358	America’s Car-Mart, Inc. (a)	49,418
600	Asbury Automotive Group, Inc. (a)	33,402
9,979	Ascena Retail Group, Inc. (a)	55,783
838	AutoNation, Inc. (a)	40,819
4,112	Barnes & Noble, Inc.	46,466
5,219	Big 5 Sporting Goods Corp.	71,083
5,358	Build-A-Bear Workshop, Inc. (a)	55,509
586	Cabela’s, Inc. (a)	32,189
3,502	Caleres, Inc.	88,566
1,637	Cato Corp. - Class A	53,841
7,388	Chico’s FAS, Inc.	87,917
1,174	Children’s Place Retail Stores, Inc.	93,767
3,705	Citi Trends, Inc.	73,841
1,837	Conns, Inc. (a)(b)	18,958
440	CST Brands, Inc.	21,160
11,247	Destination XL Group, Inc. (a)	48,699
1,989	Dick’s Sporting Goods, Inc.	112,816
1,998	DSW, Inc. - Class A	40,919
2,379	Duluth Holdings, Inc. - Class B (a)	63,067
6,788	Express, Inc. (a)	80,030
2,313	Five Below, Inc. (a)	93,191
3,644	Foot Locker, Inc.	246,772
5,734	Francesca’s Holdings Corp. (a)	88,476
3,502	GameStop Corp. - Class A (b)	96,620
1,524	Genesco, Inc. (a)	82,997
2,520	GNC Holdings, Inc. - Class A	51,458
487	Group 1 Automotive, Inc.	31,110
2,447	Guess?, Inc.	35,751
2,779	Haverty Furniture Cos., Inc.	55,691
1,883	Hibbett Sports, Inc. (a)(b)	75,132
3,899	KirkLands, Inc. (a)	47,490
300	Lithia Motors, Inc. - Class A	28,656
2,939	Lumber Liquidators Holdings, Inc. (a)(b)	57,810
997	MarineMax, Inc. (a)	20,887
831	Monro Muffler Brake, Inc.	50,832
22,122	Office Depot, Inc.	78,975
1,478	Party City Holdco, Inc. (a)	25,303
570	Penske Automotive Group, Inc.	27,463
17,271	Pier 1 Imports, Inc. (b)	73,229
6,916	Rent-A-Center, Inc.	87,418
798	Restoration Hardware Holdings, Inc. (a)(b)	27,595
316	REX Stores Corp. (a)	26,784
3,794	Sally Beauty Holdings, Inc. (a)	97,430
8,189	Sears Hometown and Outlet Stores, Inc. (a)	40,372
3,100	Select Comfort Corp. (a)	66,960
2,300	Shoe Carnival, Inc.	61,318
1,679	Sonic Automotive, Inc. - Class A	31,565
5,493	Sportsman’s Warehouse Holdings, Inc. (a)	57,786
4,216	Stage Stores, Inc.	23,652
14,954	Staples, Inc.	127,857
6,108	Stein Mart, Inc.	38,786
1,772	Systemax, Inc.	14,034

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
3,749	Tailored Brands, Inc.	$58,859
2,005	The Buckle, Inc. (b)	48,180
6,522	The Container Store Group, Inc. (a)	32,740
3,163	The Finish Line, Inc. - Class A	73,002
3,720	The Michaels Cos., Inc. (a)	89,912
3,714	Tile Shop Holdings, Inc. (a)	61,467
11,186	Tilly’s, Inc. - Class A (a)	105,036
3,525	Urban Outfitters, Inc. (a)	121,683
2,609	Vitamin Shoppe, Inc. (a)	70,052
5,910	West Marine, Inc. (a)	48,876
2,420	Williams Sonoma, Inc. (b)	123,614
600	Winmark Corp.	63,312
4,291	Zumiez, Inc. (a)(b)	77,238

		4,423,581

	Technology Hardware, Storage & Peripherals - 0.70%
8,761	Avid Technology, Inc. (a)	69,562
5,163	CPI Card Group, Inc. (b)	31,185
894	Cray, Inc. (a)	21,045
608	Electronics for Imaging, Inc. (a)	29,743
1,431	Lexmark International, Inc. - Class A	57,183
2,527	NCR Corp. (a)	81,344
5,914	Nimble Storage, Inc. (a)	52,221
2,519	Pure Storage, Inc. (a)	34,132
7,433	Silicon Graphics International Corp. (a)	57,234
895	Super Micro Computer, Inc. (a)	20,916
1,720	Synaptics, Inc. (a)	100,758
4,850	Teradata Corp. (a)	150,350
4,732	USA Technologies, Inc. (a)	26,523

		732,196

	Textiles, Apparel & Luxury Goods - 1.31%
1,120	Carter’s, Inc.	97,115
935	Columbia Sportswear Co.	53,052
6,303	Crocs, Inc. (a)	52,315
980	Culp, Inc.	29,175
1,266	Deckers Outdoor Corp. (a)	75,390
2,200	Delta Apparel, Inc. (a)	36,212
3,611	Fossil Group, Inc. (a)(b)	100,278
1,623	G-III Apparel Group, Ltd. (a)	47,311
3,965	Kate Spade & Co. (a)	67,921
2,641	lululemon athletica, Inc. (a)	161,048
3,169	Movado Group, Inc.	68,070
980	Oxford Industries, Inc.	66,346
2,621	Perry Ellis International, Inc. (a)	50,533
3,959	Skechers U.S.A., Inc. - Class A (a)	90,661
2,243	Steven Madden, Ltd. (a)	77,518
1,536	Superior Uniform Group, Inc.	30,398
759	Unifi, Inc. (a)	22,337
312	UniFirst Corp.	41,140
4,475	Vera Bradley, Inc. (a)	67,796
5,355	Vince Holding Corp. (a)	30,202
1,244	Weyco Group, Inc.	33,426
3,535	Wolverine World Wide, Inc.	81,411

		1,379,655

	Thrifts & Mortgage Finance - 1.41%
2,882	Astoria Financial Corp.	42,077
3,146	Bank Mutual Corp.	24,161
1,664	Beneficial Bancorp, Inc.	24,478

Number of Shares		Value
	Thrifts & Mortgage Finance (Continued)
1,016	Berkshire Hills Bancorp, Inc.	$28,153
3,256	BofI Holding, Inc. (a)(b)	72,935
2,400	Brookline Bancorp, Inc.	29,256
1,080	BSB Bancorp, Inc. (a)	25,304
2,557	Capitol Federal Financial, Inc.	35,977
3,082	Dime Community Bancshares	51,654
554	ESSA Bancorp, Inc.	7,662
1,992	Federal Agricultural Mortgage Corp. - Class C	78,684
700	First Defiance Financial Corp.	31,248
2,357	Flagstar Bancorp, Inc. (a)	65,407
1,284	Flushing Financial Corp.	30,457
271	Hingham Institution for Savings	37,534
1,272	HomeStreet, Inc. (a)	31,876
4,804	Impac Mortgage Holdings, Inc. (a)	63,365
2,018	Kearny Financial Corp.	27,465
452	LendingTree, Inc. (a)(b)	43,803
1,934	Meridian Bancorp, Inc.	30,112
375	Meta Financial Group, Inc.	22,729
2,085	Northwest Bancshares, Inc.	32,755
1,266	OceanFirst Financial Corp.	24,383
1,900	Oritani Financial Corp.	29,868
1,900	PennyMac Financial Services, Inc. - Class A (a)	32,319
6,045	People’s United Financial, Inc.	95,632
1,127	Provident Financial Holdings, Inc.	22,044
1,869	Provident Financial Services, Inc.	39,679
3,712	Radian Group, Inc.	50,298
1,149	Southern Missouri Bancorp, Inc.	28,610
1,070	Territorial Bancorp, Inc.	30,666
4,174	TrustCo Bank Corp.	29,594
4,748	United Community Financial Corp.	33,758
2,679	United Financial Bancorp, Inc.	37,077
2,143	Walker & Dunlop, Inc. (a)	54,132
2,194	Washington Federal, Inc.	58,536
1,715	Waterstone Financial, Inc.	29,138
1,759	Westfield Financial, Inc.	13,456
896	WSFS Financial Corp.	32,695

		1,478,977

	Tobacco - 0.13%
900	Alliance One International, Inc. (a)	17,208
600	Turning Point Brands, Inc. (a)	7,212
1,163	Universal Corp.	67,710
2,070	Vector Group Ltd.	44,557

		136,687

	Trading Companies & Distributors - 1.31%
1,074	Aceto Corp.	20,395
2,301	Applied Industrial Technologies, Inc.	107,549
1,618	Beacon Roofing Supply, Inc. (a)	68,069
1,651	BMC Stock Holdings, Inc. (a)	29,272
4,081	DXP Enterprises, Inc. (a)	115,043
1,318	H&E Equipment Services, Inc.	22,090
4,964	HD Supply Holdings, Inc. (a)	158,749
2,322	Lawson Products, Inc. (a)	41,169
2,700	MRC Global, Inc. (a)	44,361
1,629	MSC Industrial Direct Co., Inc. - Class A	119,585
3,461	Neff Corp. - Class A (a)	32,879
2,525	NOW, Inc. (a)	54,111
1,346	Rush Enterprises, Inc. - Class A (a)	32,950
1,390	Rush Enterprises, Inc. - Class B (a)	33,791
1,164	SiteOne Landscape Supply, Inc. (a)	41,823

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Trading Companies & Distributors (Continued)
2,989	Titan Machinery, Inc. (a)	$31,086
1,361	United Rentals, Inc. (a)	106,825
1,078	Univar, Inc. (a)	23,554
2,008	Veritiv Corp. (a)(b)	100,741
827	Watsco, Inc.	116,524
800	WESCO International, Inc. (a)	49,192
989	Willis Lease Finance Corp. (a)	23,509

		1,373,267

	Transportation Infrastructure - 0.08%
603	Macquarie Infrastructure Corp.	50,194
2,400	Wesco Aircraft Holdings, Inc. (a)	32,232

		82,426

	Water Utilities - 0.24%
2,076	Aqua America, Inc.	63,277
734	California Water Service Group	23,554
427	Connecticut Water Service, Inc.	21,235
3,518	Consolidated Water Co., Ltd. - Ordinary Shares	40,879
2,143	Global Water Resources, Inc.	17,165
992	Middlesex Water Co.	34,958
559	SJW Corp.	24,417
960	The York Water Co.	28,474

		253,959

	Wireless Telecommunication Services - 0.10%
1,209	Shenandoah Telecommunications Co.	32,897
1,631	Spok Holdings, Inc.	29,064
1,605	Telephone & Data Systems, Inc.	43,624

		105,585

	Total Common Stocks (Cost $79,877,759)	90,864,856

	INVESTMENT COMPANIES - 3.36%
	Exchange Traded Funds - 3.36%
38,691	Vanguard Extended Market ETF	3,531,327

	Total Investment Companies (Cost $3,438,100)	3,531,327

	REAL ESTATE INVESTMENT TRUSTS - 9.25%
	Real Estate Investment Trusts - 9.25%
1,066	Acadia Realty Trust	38,632
676	Agree Realty Corp.	33,421
100	Alexander’s, Inc.	41,960
861	Alexandria Real Estate Equities, Inc.	93,651
479	American Assets Trust, Inc.	20,779
1,369	American Campus Communities, Inc.	69,641
3,556	American Capital Agency Corp.	69,484
1,277	American Capital Mortgage Investment Corp.	21,952
3,990	American Homes 4 Rent - Class A	86,344
3,195	Apartment Investment & Management Co. - Class A	146,682
5,051	Apollo Commercial Real Estate Finance, Inc.	82,685
2,661	Apple Hospitality REIT, Inc.	49,255
4,644	Ares Commercial Real Estate Corp.	58,514
7,493	Armada Hoffler Properties, Inc.	100,406
934	ARMOUR Residential, Inc.	21,052
4,848	Ashford Hospitality Prime, Inc.	68,357
12,590	Ashford Hospitality Trust, Inc.	74,155
2,475	Brandywine Realty Trust	38,659
1,732	Camden Property Trust	145,038

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
6,987	Capstead Mortgage Corp.	$65,887
3,477	Care Capital Properties, Inc.	99,094
1,457	CareTrust REIT, Inc.	21,534
2,720	CatchMark Timber Trust, Inc. - Class A	31,797
6,170	CBL & Associates Properties, Inc.	74,904
2,796	Cedar Shopping Centers, Inc.	20,131
2,570	Chatham Lodging Trust	49,472
2,362	Chesapeake Lodging Trust	54,090
7,441	Chimera Investment Corp.	118,684
4,660	Colony Capital, Inc. - Class A	84,952
986	Colony Starwood Homes (b)	28,298
1,103	Columbia Property Trust, Inc.	24,696
1,456	Communications Sales & Leasing, Inc.	45,733
917	Community Healthcare Trust, Inc.	20,101
1,917	CorEnergy Infrastructure Trust, Inc.	56,226
1,006	CoreSite Realty Corp.	74,484
4,089	Corporate Office Properties Trust	115,923
4,116	Corrections Corp. of America	57,089
7,142	Cousins Properties, Inc.	74,562
2,029	CubeSmart	55,311
993	CyrusOne, Inc.	47,237
4,752	CYS Investments, Inc.	41,437
1,154	DCT Industrial Trust, Inc.	56,027
3,896	DDR Corp.	67,907
8,148	DiamondRock Hospitality Co.	74,147
1,704	Douglas Emmett, Inc.	62,418
4,018	Duke Realty Corp.	109,812
1,210	DuPont Fabros Technology, Inc.	49,912
4,017	Dynex Capital, Inc.	29,806
1,552	Easterly Government Properties, Inc.	29,612
749	EastGroup Properties, Inc.	55,096
875	Education Realty Trust, Inc.	37,748
1,512	Empire State Realty Trust, Inc. - Class A	31,676
925	EPR Properties	72,834
2,579	Equity Commonwealth (a)	77,937
1,638	Equity LifeStyle Properties, Inc.	126,421
1,249	Equity One, Inc.	38,232
7,535	Felcor Lodging Trust, Inc.	48,450
1,762	First Industrial Realty Trust	49,724
4,885	First Potomac Realty Trust	44,698
4,651	Forest City Realty Trust, Inc. - Class A	107,578
3,863	Four Corners Property Trust, Inc.	82,398
1,798	Franklin Street Properties Corp.	22,655
1,567	Gaming and Leisure Properties, Inc.	52,416
2,400	Getty Realty Corp.	57,432
1,194	Gladstone Commercial Corp.	22,244
986	Government Properties Income Trust	22,303
4,664	Gramercy Property Trust	44,961
5,660	Great Ajax Corp.	77,259
1,100	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	25,707
1,498	Health Care Realty Trust	51,022
1,572	Healthcare Trust of America, Inc. - Class A	51,279
3,622	Hersha Hospitality Trust	65,268
1,082	Highwoods Properties, Inc.	56,394
3,924	Hospitality Property Trust	116,621
682	Hudson Pacific Properties, Inc.	22,417
5,465	Independence Realty Trust, Inc.	49,185
2,838	InfraREIT, Inc.	51,481
3,972	Invesco Mortgage Capital, Inc.	60,494

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
4,576	Iron Mountain, Inc.	$171,737
2,920	iStar Financial, Inc. (a)	31,332
1,743	Kilroy Realty Corp.	120,877
1,337	Kite Realty Group Trust	37,062
1,776	Lamar Advertising Co. - Class A	115,991
2,761	LaSalle Hotel Properties	65,905
6,304	Lexington Realty Trust	64,931
2,684	Liberty Property Trust	108,299
594	Life Storage, Inc.	52,830
1,100	LTC Properties, Inc.	57,189
3,513	Mack-Cali Realty Corp.	95,624
4,242	Medical Properties Trust, Inc.	62,654
18,281	MFA Financial, Inc.	136,742
1,679	Mid-American Apartment Communities, Inc.	157,809
1,583	Monmouth Real Estate Investment Corp. - Class A	22,589
2,519	Monogram Residential Trust, Inc.	26,802
954	National Health Investors, Inc.	74,870
1,617	National Retail Properties, Inc.	82,224
1,873	National Storage Affiliates Trust	39,221
10,694	New Residential Investment Corp.	147,684
1,786	New Senior Investment Group, Inc.	20,610
15,915	New York Mortgage Trust, Inc. (b)	95,808
1,007	NexPoint Residential Trust, Inc.	19,798
1,887	NorthStar Realty Europe Corp.	20,663
3,683	NorthStar Realty Finance Corp.	48,505
2,025	Omega Healthcare Investors, Inc.	71,786
1,800	One Liberty Properties, Inc.	43,488
2,926	Orchid Island Capital, Inc. (b)	30,489
906	Outfront Media, Inc.	21,427
4,424	Owens Realty Mortgage, Inc.	76,624
2,060	Parkway Properties, Inc.	35,041
2,188	Pebblebrook Hotel Trust	58,201
1,369	Pennsylvania Real Estate Investment Trust	31,528
5,165	PennyMac Mortgage Investment Trust	80,471
2,040	Physicians Realty Trust	43,942
4,176	Piedmont Office Realty Trust, Inc. - Class A	90,912
619	Post Properties, Inc.	40,934
1,112	Potlatch Corp.	43,246
3,695	Preferred Apartment Communities, Inc. - Class A	49,919
822	PS Business Parks, Inc.	93,355
676	QTS Realty Trust, Inc. - Class A	35,727
21,947	RAIT Financial Trust	74,181
1,570	Ramco-Gershenson Properties Trust	29,422
1,116	Rayonier, Inc.	29,619
5,067	Redwood Trust, Inc.	71,749
1,659	Regency Centers Corp.	128,556
4,040	Resource Capital Corp.	51,752
1,895	Retail Opportunity Investments Corp.	41,614
4,152	Retail Properties of America, Inc. - Class A	69,754
1,554	Rexford Industrial Realty, Inc.	35,571
3,772	RLJ Lodging Trust	79,325
1,503	Ryman Hospitality Properties, Inc.	72,384
864	Sabra Health Care REIT, Inc.	21,756
749	Saul Centers, Inc.	49,883
2,544	Select Income REIT	68,434

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
3,167	Senior Housing Properties Trust	$71,923
4,935	Spirit Realty Capital, Inc.	65,784
899	STAG Industrial, Inc.	22,034
6,400	Starwood Property Trust, Inc.	144,128
1,832	STORE Capital Corp.	53,989
1,815	Stratus Properties, Inc. (a)	44,286
8,576	Summit Hotel Properties, Inc.	112,860
631	Sun Communities, Inc. (b)	49,521
10,572	Sunstone Hotel Investors, Inc.	135,216
2,053	Tanger Factory Outlet Centers, Inc.	79,985
1,172	Taubman Centers, Inc.	87,209
780	Terreno Realty Corp.	21,458
1,200	The RMR Group, Inc. - Class A	45,528
1,320	Tier REIT, Inc.	20,381
5,859	Two Harbors Investment Corp.	49,977
1,813	UMH Properties, Inc.	21,611
7,074	United Development Funding IV (b)(c)	0
825	Universal Health Realty Income Trust	51,992
2,465	Urban Edge Properties	69,365
2,123	Urstadt Biddle Properties, Inc. - Class A	47,173
2,473	Washington Prime Group, Inc.	30,616
977	Washington Real Estate Investment Trust	30,404
2,498	Weingarten Realty Investors	97,372
2,034	Whitestone REIT	28,232
1,309	WP Carey, Inc.	84,470
4,970	Xenia Hotels & Resorts, Inc.	75,445

	Total Real Estate Investment Trusts (Cost $8,853,860)	9,713,685

	RIGHTS - 0.00%
	Biotechnology - 0.00%
1,600	Dyax Corp. (c)(d)	0

	Total Rights (Cost $0)	0

	SHORT TERM INVESTMENTS - 0.82%
	Money Market Funds - 0.82%
866,354	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (e)	866,354

	Total Short Term Investments (Cost $866,354)	866,354

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 5.08%
	Money Market Funds - 5.08%
5,331,501	Mount Vernon Prime Portfolio Effective Yield, 0.68% (e)	5,331,501

	Total Investments Purchased as Securities Lending Collateral (Cost $5,331,501)	5,331,501

	Total Investments (Cost $98,367,574) - 105.01%	110,307,723
	Liabilities in Excess of Other Assets - (5.01)%	(5,262,280)

	TOTAL NET ASSETS - 100.00%	$105,045,443

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	As of September 30, 2016, the Fund has fair valued these securities. The value of these securities was $0, which represents 0.00% of total net assets.
(d)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security is $0, which represents 0.00% of total net assets.
(e)	Seven-day yield as of September 30, 2016.

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS - 92.11%
	Australia - 5.31%
10,137	AGL Energy Ltd.	$148,409
18,577	Aristocrat Leisure Ltd.	226,025
3,191	ASX Ltd.	118,222
43,149	AusNet Services	54,386
19,606	Australia and New Zealand Banking Group Ltd.	417,639
28,330	Bendigo & Adelaide Bank Ltd.	234,964
8,084	Brambles Ltd.	74,515
27,456	Challenger Ltd./Australia	215,001
12,572	CIMIC Group Ltd.	278,439
7,230	Cochlear Ltd.	783,682
14,515	Commonwealth Bank of Australia	809,404
6,829	CSL Ltd.	561,553
3,575	Domino’s Pizza Enterprises Ltd.	193,701
48,347	DUET Group	93,083
17,168	Flight Centre Travel Group Ltd. (a)	480,612
181,406	Fortescue Metals Group Ltd.	694,346
22,348	Insurance Australia Group, Ltd.	94,118
3,685	Macquarie Group Ltd.	233,056
79,341	Medibank Private Ltd.	151,144
8,659	Newcrest Mining Ltd.	146,165
104,232	Platinum Asset Management Ltd.	403,349
110,587	Qantas Airways Ltd.	265,611
5,637	Ramsay Health Care Ltd.	343,005
9,686	REA Group Ltd.	421,293
115,593	South32, Ltd.	215,375
17,044	Suncorp Group Ltd.	159,010
49,002	Sydney Airport	262,655
46,014	Telstra Corp. Ltd.	183,463
9,055	TPG Telecom Ltd.	60,087
27,448	Transurban Group	239,877
27,110	Treasury Wine Estates Ltd.	230,074
23,155	Vocus Communications Ltd.	111,048
6,492	Wesfarmers Ltd.	220,087
17,445	Westpac Banking Corp.	396,912
30,456	Woolworths Ltd.	545,278

		10,065,588

	Austria - 0.39%
3,328	ANDRITZ AG	181,101
4,072	Erste Group Bank AG	120,579
28,728	Raiffeisen Bank International AG (b)	437,276

		738,956

	Belgium - 0.62%
4,662	Anheuser-Busch InBev SA	613,093
5,467	Colruyt SA	303,615
1,041	Groupe Bruxelles Lambert SA	92,402
969	Telenet Group Holding NV (b)	50,619
1,758	Umicore SA	110,384

		1,170,113

	Canada - 7.46%
2,670	Agnico Eagle Mines Ltd. (b)	144,393
11,207	Alimentation Couche-Tard, Inc. - Series B	543,116
4,607	Bank of Montreal	301,889
13,386	Barrick Gold Corp.	237,019
3,424	BCE, Inc.	158,131
5,108	Brookfield Asset Management, Inc. - Class A	179,604
3,643	Canadian Imperial Bank of Commerce	282,482
2,185	Canadian National Railway Co.	142,830

Number of Shares		Value
	Canada (Continued)
3,331	Canadian Natural Resources Ltd.	$106,484
672	CCL Industries, Inc. - Class B	129,391
1,695	CGI Group, Inc. - Class A (b)	80,735
22,188	CI Financial Corp.	425,681
1,842	Constellation Software, Inc.	830,364
4,654	Crescent Point Energy Corp.	61,370
10,282	Dollarama, Inc.	802,763
31,235	Empire Co., Ltd. - Series A	465,924
22,994	Finning International, Inc.	427,649
7,252	First Capital Realty, Inc.	121,498
4,109	Fortis, Inc.	132,138
1,889	Franco Nevada Corp.	131,976
6,292	George Weston Ltd.	524,865
2,900	Great-West Lifeco, Inc.	71,375
2,000	IGM Financial, Inc.	53,996
7,602	Industrial Alliance Insurance & Financial Services, Inc.	273,671
48,741	Kinross Gold Corp. (b)	205,448
3,333	Linamar Corp.	139,168
6,193	Loblaw Cos., Ltd.	318,631
6,300	Manulife Financial Corp.	88,885
16,798	Metro, Inc.	551,461
3,300	National Bank of Canada	117,014
8,827	Onex Corp.	568,462
2,112	Open Text Corp.	136,802
27,060	Power Corp. of Canada	573,191
10,727	Power Financial Corp.	248,562
888	Restaurant Brands International, Inc.	39,596
5,804	Rogers Communications, Inc. - Class B	246,237
14,035	Royal Bank of Canada	869,305
8,699	Saputo, Inc.	302,288
6,551	Seven Generations Energy, Ltd. - Class A (b)	157,689
4,876	Silver Wheaton Corp.	131,716
2,306	SNC-Lavalin Group, Inc.	90,574
4,114	Sun Life Financial, Inc.	133,867
4,580	Suncor Energy, Inc.	127,142
8,565	The Bank of Nova Scotia	453,858
14,457	The Jean Coutu Group PJC, Inc. - Class A	221,822
15,387	The Toronto-Dominion Bank	683,059
3,529	Thomson Reuters Corp.	145,926
4,102	TransCanada Corp.	194,821
64,038	Turquoise Hill Resources Ltd. (b)	189,388
10,439	Valeant Pharmaceuticals International, Inc.	256,131
20,249	Veresen, Inc.	206,819
21,929	Yamana Gold, Inc.	94,439

		14,121,645

	Cayman Islands - 0.26%
13,000	Cheung Kong Property Holdings Ltd.	95,626
499,980	WH Group Ltd. (c)	404,105

		499,731

	Denmark - 2.19%
6,321	Carlsberg AS - Series B	604,123
2,472	Chr. Hansen Holding AS	147,244
2,774	Coloplast AS - Series B	215,738
3,361	DSV AS	167,698
1,251	Genmab AS (b)	214,112
7,513	ISS AS	312,201
25,015	Novo Nordisk AS - Series B	1,042,593
3,881	Pandora AS	470,065

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Denmark (Continued)
29,800	TDC AS (b)	$175,503
5,445	Vestas Wind Systems AS	449,776
16,916	William Demant Holding A/S (b)	345,212

		4,144,265

	Finland - 0.74%
2,354	Elisa OYJ	86,753
2,055	Kone OYJ - Series B	104,327
7,795	Neste OYJ	332,505
9,633	Orion OYJ - Class B	379,770
889	Sampo OYJ - Series A	39,496
22,132	UPM-Kymmene OYJ	467,310

		1,410,161

	France - 9.34%
8,927	Accor SA	354,219
467	Arkema SA	43,236
12,764	Atos SA	1,374,162
25,762	AXA SA	547,759
13,967	BNP Paribas SA	718,377
4,938	Cap Gemini SA	484,141
11,954	Carrefour SA	309,949
1,604	Casino Guichard Perrachon SA	78,074
3,693	Christian Dior SA	662,331
24,666	CNP Assurances	414,413
2,598	Compagnie de Saint-Gobain SA	112,416
39,710	Credit Agricole SA	391,698
11,505	Danone SA	854,283
2,826	Dassault Systemes SA	245,328
4,362	Eiffage SA	338,992
3,318	Essilor International SA	428,009
1,656	Etablissements Michelin	183,378
2,418	Eurazeo SA	140,277
1,711	Hermes International SA	696,571
717	Ingenico Group SA	62,690
1,483	JCDecaux SA	47,952
1,597	Lagardere SCA	40,670
3,604	Legrand SA	212,454
4,269	L’Oreal SA	806,886
3,516	LVMH Moet Hennessy Louis Vuitton SA	599,520
32,216	Natixis SA	150,317
6,842	Orange SA	107,198
349	Pernod-Ricard SA	41,334
47,823	Peugeot SA (b)	730,298
2,292	Publicis Groupe SA	173,431
1,105	Remy Cointreau SA	94,295
6,133	Renault SA	504,560
37,905	Rexel SA	580,646
2,145	Safran SA	154,274
14,394	Sanofi-Aventis SA	1,096,122
4,510	Schneider Electric SA	313,735
13,641	SCOR SE	424,210
1,324	Societe BIC SA	195,754
16,607	Societe Generale SA	574,510
1,009	Sodexo SA	120,193
2,680	Suez Environnement Co. SA	44,288
2,663	Technip SA	163,707
4,851	Thales SA	446,687
12,021	Total SA	571,729
1,575	Valeo SA	91,931

Number of Shares		Value
	France (Continued)
5,807	Veolia Environnement SA	$133,803
10,886	Vinci SA	833,636

		17,694,443

	Germany - 6.50%
7,383	adidas AG	1,284,091
5,094	Allianz SE	757,024
804	Axel Springer SE	41,200
3,347	BASF SE	286,589
10,832	Bayer AG	1,087,866
5,100	Beiersdorf AG	481,407
1,875	Brenntag AG	102,467
11,753	Commerzbank AG	75,936
560	Continental AG	117,993
2,416	Deutsche Boerse AG (b)	196,104
35,793	Deutsche Lufthansa AG	399,035
23,802	Deutsche Post AG	745,209
34,902	Deutsche Telekom AG	586,375
10,331	Deutsche Wohnen AG	375,927
35,005	E.ON SE	248,799
2,490	Evonik Industries AG	84,298
706	Fresenius Medical Care AG & Co. KGaA	61,765
4,392	Fresenius SE & Co. KGaA	350,842
1,094	Hannover Rueck SE	117,272
2,949	HeidelbergCement AG	278,894
511	Henkel AG & Co. KGaA	59,600
1,907	HOCHTIEF AG	269,127
8,951	HUGO BOSS AG	495,489
13,254	Infineon Technologies AG	236,340
963	LANXESS AG	59,945
1,247	MAN SE	131,525
3,129	Merck KGaA	337,511
2,827	Metro AG	84,148
2,558	Muenchener Rueckversicherungs-Gesellschaft AG	477,750
7,786	OSRAM Licht AG	457,402
3,625	ProSiebenSat.1 Media AG	155,423
7,381	SAP AG	675,014
3,026	Siemens AG	354,832
4,751	TUI AG	67,511
3,501	Uniper SE (b)	42,882
2,150	United Internet AG	95,218
4,269	Vonovia SE	161,835
11,422	Zalando SE (b)	477,229

		12,317,874

	Hong Kong - 2.55%
64,486	AIA Group, Ltd.	433,652
6,800	ASM Pacific Technology Ltd.	56,286
43,500	BOC Hong Kong Holdings Ltd.	148,005
12,863	Cheung Kong Infrastructure Holdings Ltd.	110,943
19,722	CLP Holdings Ltd.	204,262
10,030	Hang Seng Bank Ltd.	180,051
315,212	HK Electric Investments & HK Electric Investments Ltd.	309,038
104,312	HKT Trust and HKT Ltd.	146,685
20,100	Hong Kong Exchange & Clearing Ltd.	531,954
22,100	MTR Corp. Ltd.	122,125
127,053	New World Development Co., Ltd.	166,604
124,861	NWS Holdings Ltd.	209,243
143,215	PCCW Ltd.	88,208
62,000	Sino Land Co., Ltd.	110,504

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong (Continued)
957,757	SJM Holdings Ltd.	$709,764
5,000	Sun Hung Kai Properties Ltd.	76,014
12,000	Swire Pacific Ltd. - Class A	129,963
38,960	Techtronic Industries Co., Ltd.	152,618
24,026	The Bank of East Asia Ltd.	98,059
24,566	The Wharf Holdings Ltd.	180,230
113,614	Wheelock & Co., Ltd.	674,841

		4,839,049

	Ireland - 0.50%
8,903	CRH Plc	295,635
3,831	James Hardie Industries Plc	59,980
1,316	Kerry Group Plc - Series A	108,309
4,216	Paddy Power Betfair Plc	476,731

		940,655

	Israel - 0.81%
45,934	Bank Hapoalim BM	260,821
48,098	Bank Leumi Le-Israel BM (b)	183,053
126,258	Bezeq the Israel Telecommunication Corp. Ltd.	238,221
5,523	Mizrahi Tefahot Bank Ltd.	70,243
3,150	NICE-Systems Ltd.	209,747
12,214	Teva Pharmaceutical Industries Ltd.	566,912

		1,528,997

	Italy - 2.33%
9,747	Assicurazioni Generali SpA	118,953
95,790	Enel SpA	426,912
3,143	Eni SpA	45,292
7,972	EXOR SpA	322,799
1,693	Ferrari NV	87,978
35,598	Intesa Sanpaolo SpA	79,032
14,043	Luxottica Group SpA	670,741
34,221	Prysmian SpA	896,098
1	Rizzoli Corriere Della Sera Mediagroup SpA (b)	1
42,504	Snam SpA	235,680
338,579	Telecom Italia SpA (b)	281,327
410,685	Telecom Italia SpA - Savings Share	278,792
43,173	Terna Rete Elettrica Nazionale SpA	222,538
150,138	UniCredit SpA	349,961
244,027	UnipolSai SpA	397,330

		4,413,434

	Japan - 21.16%
3,800	ABC-Mart, Inc.	258,776
2,620	Aeon Co., Ltd.	38,764
3,917	Ajinomoto Co., Inc.	87,335
9,945	Alfresa Holdings Corp.	210,579
3,970	Alps Electric Co., Ltd.	95,827
7,664	Asics Corp.	154,417
35,044	Astellas Pharma, Inc.	547,354
12,338	Bandai Namco Holdings, Inc.	377,643
4,117	Benesse Holdings, Inc.	105,154
1,600	Bridgestone Corp.	58,950
22,900	Brother Industries Ltd.	402,619
10,181	Calbee, Inc.	385,740
8,618	Canon, Inc.	250,201
700	Central Japan Railway Co.	119,844
34,268	Chubu Electric Power Co., Inc.	498,616
12,090	CYBERDYNE, Inc. (a)	189,350

Number of Shares		Value
	Japan (Continued)
5,072	Dai-ichi Life Insurance Co., Ltd.	$69,585
11,400	Daiichi Sankyo Co., Ltd.	273,924
1,026	Daikin Industries Ltd.	95,742
2,567	Daito Trust Construction Co., Ltd.	410,565
5,176	Daiwa House Industry Co., Ltd.	142,054
1,765	FamilyMart Co., Ltd.	117,825
1,600	Fast Retailing Co., Ltd.	515,239
3,757	Fuji Heavy Industries Ltd.	140,961
6,396	FUJIFILM Holdings Corp.	236,926
41,199	Fujitsu Ltd.	221,718
204,800	GungHo Online Entertainment, Inc. (a)	503,234
6,440	Hikari Tsushin, Inc.	598,022
2,404	Hisamitsu Pharmaceutical Co., Inc.	129,936
22,624	Hitachi Construction Machinery Co., Ltd.	451,147
21,888	Honda Motor Co., Ltd.	631,694
2,264	Hoshizaki Electric Co., Ltd.	206,603
11,060	Hoya Corp.	444,920
24,131	Idemitsu Kosan Co., Ltd.	499,613
21,701	Iida Group Holdings Co., Ltd.	436,683
5,408	Isetan Mitsukoshi Holdings Ltd.	53,249
35,672	ITOCHU Corp.	449,095
1,520	Japan Airlines Co., Ltd.	44,681
6,006	Japan Tobacco, Inc.	245,857
3,357	JTEKT Corp.	50,422
114,045	JX Holdings, Inc.	461,604
23,285	Kajima Corp.	162,946
35,653	Kakaku.com, Inc.	645,600
6,885	Kaneka Corp.	54,512
12,894	Kao Corp.	729,001
12,271	KDDI Corp.	380,180
296	Keyence Corp.	216,876
6,954	Kikkoman Corp.	222,715
2,566	Koito Manufacturing Co., Ltd.	124,886
5,930	Konami Corp.	229,137
43,571	Konica Minolta, Inc.	368,973
6,203	Kose Corp.	635,168
7,528	Kyowa Hakko Kirin Co., Ltd.	118,907
4,000	Lawson, Inc.	315,988
11,210	M3, Inc.	383,724
31,285	Marubeni Corp.	160,714
4,132	Maruichi Steel Tube Ltd.	142,877
25,532	Mazda Motor Corp.	391,706
6,236	McDonald’s Holdings Co. Japan Ltd.	183,686
6,489	MEIJI Holdings Co., Ltd.	644,297
44,800	Mitsubishi Chemical Holdings Corp.	280,869
27,726	Mitsubishi Corp.	632,044
15,647	Mitsubishi Gas Chemical Co., Inc.	224,012
5,900	Mitsubishi Materials Corp.	161,379
68,020	Mitsubishi Motors Corp.	317,740
99,212	Mitsubishi UFJ Financial Group, Inc.	502,617
74,423	Mitsubishi UFJ Lease & Finance Co., Ltd.	341,522
21,343	Mitsui & Co., Ltd.	295,790
19,458	Mitsui Chemicals, Inc.	92,557
217,177	Mitsui OSK Lines Ltd.	505,023
16,543	Mixi, Inc.	599,367
312,391	Mizuho Financial Group, Inc.	526,516
2,797	MS & AD Insurance Group Holdings	77,956
326	Murata Manufacturing Co., Ltd.	42,554
22,705	Nagoya Railroad Co., Ltd.	123,552
26,768	NHK Spring Co., Ltd.	259,495

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
25,707	Nikon Corp.	$383,915
15,800	Nippon Steel & Sumitomo Metal Corp.	324,222
10,165	Nippon Telegraph & Telephone Corp.	464,906
84,395	Nippon Yusen Kabushiki Kaisha	158,016
13,586	Nisshin Seifun Group, Inc.	207,086
5,220	Nitori Holdings Co., Ltd.	625,736
1,456	NKSJ Holdings, Inc.	43,152
3,075	NOK Corp.	67,285
17,015	Nomura Holdings, Inc.	76,253
2,980	NTT Data Corp.	148,834
15,039	NTT DoCoMo, Inc.	382,036
19,000	Obayashi Corp.	188,457
703	Obic Co., Ltd.	37,434
27,521	Oji Holdings Corp.	109,081
8,121	Olympus Corp.	283,596
7,526	OMRON Corp.	270,898
8,431	Ono Pharmaceutical Co., Ltd.	235,397
2,061	Oracle Corp.	116,442
30,558	ORIX Corp.	450,812
10,220	Osaka Gas Co., Ltd.	42,865
8,931	Panasonic Corp.	89,324
13,600	Park24 Co., Ltd.	442,312
5,186	Pola Orbis Holdings, Inc.	464,235
13,344	Recruit Holdings Co., Ltd.	544,344
52,200	Resona Holdings, Inc.	219,532
2,627	Ryohin Keikaku Co., Ltd.	530,546
28,693	SBI Holdings, Inc.	342,721
525	Secom Co., Ltd.	39,204
9,869	Seiko Epson Corp.	190,032
5,200	Seven & I Holdings Co., Ltd. - Series A	245,832
5,232	Shimadzu Corp.	79,848
1,931	Shimamura Co., Ltd.	235,083
6,395	Shionogi & Co., Ltd.	327,638
12,201	Shiseido Co., Ltd.	323,152
17,361	Sony Corp.	575,180
37,242	Start Today Co., Ltd.	640,811
65,000	Sumitomo Chemical Co., Ltd.	288,822
29,980	Sumitomo Corp.	335,615
8,334	Sumitomo Dainippon Pharma Co., Ltd.	161,419
15,012	Sumitomo Mitsui Financial Group, Inc.	507,100
5,500	Sumitomo Mitsui Trust Holdings, Inc.	179,694
6,469	Sumitomo Rubber Industries Ltd.	97,849
3,499	Sundrug Co., Ltd.	293,704
8,383	Suntory Beverage & Food Ltd.	362,467
6,157	Suzuken Co., Ltd.	203,307
1,569	Suzuki Motor Corp.	52,554
8,596	Sysmex Corp.	637,767
14,697	T&D Holdings, Inc.	165,798
1,459	Taisho Pharmaceutical Holdings Co., Ltd.	149,536
6,648	Teijin Ltd.	128,968
6,158	Terumo Corp.	236,871
14,253	The Kansai Electric Power Co., Inc.	129,665
9,307	Yokohama Rubber Co., Ltd.	148,980
9,275	Toho Gas Co., Ltd.	86,853
20,500	Tohoku Electric Power Co., Inc.	267,340
1,030	Tokio Marine Holdings, Inc.	39,500
103,020	Tokyo Electric Power Co., Inc.	446,273
2,183	Tokyo Electron Ltd.	192,942
9,609	Tokyo Gas Co., Ltd.	42,751

Number of Shares		Value
	Japan (Continued)
5,037	Tokyu Corp.	$38,424
16,000	TonenGeneral Sekiyu KK	162,255
10,324	Toppan Printing Co., Ltd.	93,194
2,462	TOTO Ltd.	93,081
6,500	Toyo Seikan Group Holdings Ltd.	114,915
5,422	Toyoda Gosei Co., Ltd.	126,061
8,081	Toyota Motor Corp.	468,750
11,054	Toyota Tsusho Corp.	256,892
1,604	Trend Micro, Inc.	55,956
993	Tsuruha Holdings, Inc.	114,791
5,062	Unicharm Corp.	131,346
10,500	Yamada Denki Co., Ltd.	52,081
2,451	Yamaha Corp.	79,342
31,775	Yamazaki Baking Co., Ltd.	781,316
11,287	Yokogawa Electric Corp.	150,364

		40,088,114

	Jersey - 1.79%
496,568	Glencore Plc (b)	1,359,683
18,870	Petrofac Ltd.	218,411
1,704	Randgold Resources Ltd.	170,781
6,637	Shire Plc	429,167
10,356	Wolseley Plc	582,444
26,637	WPP Plc	626,116

		3,386,602

	Luxembourg - 0.19%
1,330	Millicom International Cellular SA	68,909
3,490	RTL Group SA	289,933

		358,842

	Mexico - 0.16%
12,797	Fresnillo Plc	300,269

	Netherlands - 3.54%
702	Akzo Nobel NV	47,483
990	ASML Holding NV	108,496
4,777	Boskalis Westminster	170,018
52,067	CNH Industrial NV	372,826
66,264	Fiat Chrysler Automobiles NV	421,189
632	Gemalto NV	40,492
5,795	Heineken Holding NV	464,273
2,729	Heineken NV	239,884
28,904	ING Groep NV	356,839
61,196	Koninklijke Ahold Delhaize NV	1,393,805
13,995	Koninklijke KPN NV	46,432
1,504	Koninklijke Philips Electronics NV	44,503
2,450	Koninklijke Vopak NV	128,496
16,239	NN Group NV	498,547
11,167	QIAGEN NV (b)	307,911
10,147	Randstad Holding NV	461,411
12,469	Reed Elsevier NV	223,026
26,661	STMicroelectronics NV	217,898
18,735	Unilever NV	863,187
6,906	Wolters Kluwer NV	295,241

		6,701,957

	New Zealand - 0.29%
53,213	Auckland International Airport Ltd.	285,213
9,917	Fletcher Building Ltd.	77,665
32,102	Meridian Energy Ltd.	60,857
46,868	Telecom Corp.	123,305

		547,040

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Norway - 0.94%
4,791	DNB ASA	$62,986
9,022	Gjensidige Forsikring ASA	168,741
15,316	Marine Harvest ASA	274,739
125,955	Norsk Hydro ASA	544,600
19,757	Orkla ASA	204,589
8,258	Schibsted ASA - Class A	243,186
8,681	Schibsted ASA - Class B	232,923
2,858	Telenor ASA	49,146

		1,780,910

	Portugal - 0.27%
8,919	Galp Energia SGPS SA	121,851
22,926	Jeronimo Martins SGPS SA	397,347

		519,198

	Singapore - 1.10%
14,400	DBS Group Holdings Ltd.	163,395
3,212	Jardine Cycle & Carriage Ltd.	101,456
46,400	Oversea-Chinese Banking Corp. Ltd.	295,715
76,800	Singapore Exchange Ltd.	418,904
144,287	StarHub Ltd.	364,331
13,700	United Overseas Bank Ltd.	190,071
112,848	Wilmar International Ltd.	267,922
504,600	Yangzijiang Shipbuilding Holdings Ltd.	279,138

		2,080,932

	Spain - 2.29%
17,308	ACS, Actividades de Construccion y Servicios SA	523,205
1,929	Aena SA	284,741
8,569	Amadeus IT Holding SA - Class A	427,706
67,534	Banco de Sabadell SA	86,520
139,895	Banco Santander Central Hispano SA	620,626
48,998	Bankia SA	40,207
70,542	Distribuidora Internacional de Alimentación SA	436,830
4,539	Enagas SA	136,544
7,509	Endesa SA	160,992
44,522	Iberdrola SA	302,725
12,440	Inditex de Diseno Textil SA	461,251
125,028	Mapfre SA	349,808
37,038	Repsol SA	503,136

		4,334,291

	Sweden - 1.33%
13,140	Assa Abloy AB - Series B	266,843
5,116	Atlas Copco AB - Class A	154,015
3,625	Atlas Copco AB - Class B	99,053
10,055	Boliden AB	236,339
5,760	Electrolux AB - Series B	144,269
23,405	Hennes & Mauritz AB - Series B	660,621
5,117	Sandvik AB	56,306
15,756	Securitas AB - Series B	263,866
5,423	Skanska AB - Class B	126,696
4,363	Svenska Cellulosa AB - Series B	129,498
3,267	Svenska Handelsbanken AB - Class A	44,908
6,760	Swedish Match AB	248,036
11,966	Telefonaktiebolaget LM Ericsson - Series B	86,398

		2,516,848

	Switzerland - 8.07%
6,527	ABB Ltd.	147,105
5,601	Actelion Ltd.	971,964

Number of Shares		Value
	Switzerland (Continued)
2,279	Adecco SA	$128,457
5,997	Aryzta AG	266,757
488	Baloise Holding AG	59,088
105	Barry Callebaut AG	139,741
1	Chocoladefabriken Lindt & Spruengli AG	68,250
1,083	Cie Financiere Richemont SA	66,050
266	EMS-Chemie Holding AG	142,977
189	Galenica AG	200,987
444	Geberit AG	194,623
58	Givaudan SA	118,246
4,042	Kuehne & Nagel International AG	587,409
3,471	Lonza Group AG	664,346
42,322	Nestle SA	3,341,918
21,415	Novartis AG	1,690,079
2,330	Pargesa Holding SA	159,640
1,869	Partners Group Holding AG	944,285
8,931	Roche Holding AG	2,219,341
1,410	Schindler Holding AG	267,065
97	SGS SA	217,355
51	Sika AG	248,477
2,326	Sonova Holding AG	329,818
1,888	Swiss Life Holding AG	489,601
2,090	Swiss Prime Site AG	183,543
6,206	Swiss Re AG	560,516
467	Syngenta AG	204,519
870	The Swatch Group AG - Group I	246,634
3,882	The Swatch Group AG - Group N	216,147
14,819	UBS Group AG	202,434

		15,277,372

	United Kingdom - 11.98%
31,856	3i Group Plc	268,590
32,776	Admiral Group Plc	869,905
24,467	Aggreko Plc	301,640
2,039	Associated British Foods Plc	68,703
12,512	AstraZeneca Plc	810,171
96,003	Auto Trader Group Plc	504,682
11,765	BAE Systems Plc	79,922
28,774	Barratt Developments Plc	184,211
97,836	BP Plc	570,257
16,957	British American Tobacco Plc	1,081,445
26,654	British Sky Broadcasting Group Plc	308,921
37,236	BT Group Plc	187,345
7,148	Bunzl Plc	210,782
34,058	Burberry Group Plc	607,737
3,940	Carnival Plc	192,229
23,008	Coca-Cola HBC AG	534,509
14,020	Compass Group Plc	271,519
914	Croda International Plc	41,243
1,575	DCC Plc	143,098
12,021	Diageo Plc	344,323
40,011	Direct Line Insurance Group Plc	189,000
6,159	Experian Plc	123,044
43,163	GlaxoSmithKline Plc	919,304
39,918	Hargreaves Lansdown Plc	657,297
181,971	HSBC Holdings Plc	1,367,826
14,345	Imperial Tobacco Group Plc	738,342
36,574	International Consolidated Airlines Group SA	189,767
4,418	Intertek Group	199,445
70,912	Kingfisher Plc	345,982
38,937	Legal & General Group Plc	110,348

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	United Kingdom (Continued)
3,953	London Stock Exchange Group Plc	$143,246
84,472	Marks & Spencer Group Plc	362,393
19,262	Mediclinic International Plc	230,981
26,161	Meggitt Plc	152,693
13,356	Merlin Entertainments Plc	76,032
29,095	National Grid Plc	410,901
6,692	Next Plc	414,226
7,150	Persimmon Plc	168,114
11,806	Provident Financial Plc	463,564
17,350	Prudential Plc	307,556
5,555	Reckitt Benckiser Group Plc	522,972
13,922	Reed Elsevier Plc	264,008
4,254	Rio Tinto Plc	141,386
7,516	Rolls-Royce Holdings Plc (b)	70,122
21,136	Royal Dutch Shell Plc - Class A	525,817
16,146	Royal Dutch Shell Plc - Class B	418,594
90,222	Royal Mail Plc	572,512
9,141	RSA Insurance Group Plc	64,559
1,486	Schroders Plc	51,893
1,925	Severn Trent Plc	62,462
23,711	Smith & Nephew Plc	382,418
2,863	SSE Plc	58,135
15,840	St. James’s Place Plc	194,436
10,820	Tate & Lyle	105,026
237,231	Tesco Plc (b)	561,867
71,369	The Sage Group Plc	681,902
16,585	Unilever Plc	784,800
3,045	United Utilities Group Plc	39,551
156,416	Vodafone Group Plc	448,587
5,303	Whitbread Plc	269,138
136,239	William Hill Plc	537,460
276,283	Wm Morrison Supermarkets Plc	780,122

		22,689,060

	Total Common Stocks (Cost $158,879,430)	174,466,346

	INVESTMENT COMPANIES - 4.87%
	Canada - 0.42%
31,095	iShares MSCI Canada ETF (a)	798,830

	Japan - 4.45%
142,307	iShares MSCI EAFE ETF	8,414,613

	Total Investment Companies (Cost $9,129,284)	9,213,443

	PARTICIPATORY NOTES - 0.10%
	Switzerland - 0.10%
1,026	Schindler Holding AG (d)	192,665

	Total Participation Notes (Cost $151,339)	192,665

	PREFERRED STOCKS - 0.35%
	Germany - 0.35%
10,451	FUCHS PETROLUB SE - Preference Shares	477,158
1,328	Henkel AG & Co. KGaA - Preference Shares	180,743

	Total Preferred Stocks (Cost $618,174)	657,901

	REAL ESTATE INVESTMENT TRUSTS - 1.22%
	Australia - 0.31%
5,483	Dexus Property Group	38,537
24,054	GPT Group	93,668

Number of Shares		Value
	Australia (Continued)
63,034	Scentre Group, Ltd.	$227,565
32,268	Vicinity Centres	78,694
19,148	Westfield Corp.	143,277

		581,741

	Canada - 0.08%
5,331	Smart Real Estate Investment Trust (b)	143,642

	France - 0.31%
429	Fonciere Des Regions	39,976
1,624	Gecina SA	255,927
1,640	Klepierre	75,281
788	Unibail-Rodamco SE	212,472

		583,656

	Hong Kong - 0.09%
24,764	Link REIT	182,810

	Japan - 0.29%
22	Japan Prime Realty Investment Corp.	99,327
30	Japan Real Estate Investment Corp.	179,398
18	Nippon Building Fund, Inc.	114,045
18	Nippon Prologis REIT, Inc.	45,526
64	United Urban Investment Corp.	116,412

		554,708

	United Kingdom - 0.14%
13,419	Intv Properties Plc	51,447
9,566	Land Securities Group Plc	131,089
12,789	Segro Plc	75,136

		257,672

	Total Real Estate Investment Trusts (Cost $3,006,821)	2,304,229

	SHORT TERM INVESTMENTS - 0.45%
	Money Market Funds - 0.45%
853,328	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (c)	853,328

	Total Short Term Investments (Cost $853,328)	853,328

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 0.73%
	Money Market Funds - 0.73%
1,391,604	Mount Vernon Prime Portfolio Effective Yield, 0.68% (c)	1,391,604

	Total Investments Purchased as Securities Lending Collateral (Cost $1,391,604)	1,391,604

	Total Investments (Cost $174,029,980) - 99.83%	189,079,516
	Other Assets in Excess of Liabilities - 0.17%	326,072

	TOTAL NET ASSETS - 100.00%	$189,405,588

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2016.
(d)	Represents the value of underlying security. See note 2t of the Notes to Financial Statements.

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY (Unaudited)

September 30, 2016

COMMON STOCKS
Aerospace & Defense	0.48%
Air Freight & Logistics	0.70%
Airlines	0.47%
Auto Components	0.75%
Automobiles	1.98%
Banks	7.17%
Beverages	1.86%
Biotechnology	0.92%
Building Products	0.40%
Capital Markets	2.61%
Chemicals	1.95%
Commercial Services & Supplies	0.97%
Communications Equipment	0.05%
Construction & Engineering	1.57%
Construction Materials	0.38%
Consumer Finance	0.48%
Containers & Packaging	0.13%
Distributors	0.05%
Diversified Consumer Services	0.06%
Diversified Financial Services	1.03%
Diversified Telecommunication Services	1.92%
Electric Utilities	1.89%
Electrical Equipment	1.31%
Electronic Equipment, Instruments & Components	0.85%
Energy Equipment & Services	0.20%
Food & Staples Retailing	4.40%
Food Products	5.38%
Gas Utilities	0.29%
Health Care Equipment & Supplies	2.02%
Health Care Providers & Services	0.74%
Health Care Technology	0.20%
Hotels, Restaurants & Leisure	2.22%
Household Durables	0.92%
Household Products	0.76%
Independent Power and Renewable Electricity Producers	0.05%
Industrial Conglomerates	0.50%
Insurance	5.17%
Internet & Catalog Retail	0.59%
Internet Software & Services	0.97%
IT Services	1.46%
Leisure Products	0.44%
Life Sciences Tools & Services	0.51%
Machinery	1.24%
Marine	0.66%
Media	1.72%
Metals & Mining	2.94%
Multiline Retail	0.72%
Multi-Utilities	0.44%

Oil, Gas & Consumable Fuels	2.74%
Paper & Forest Products	0.37%
Personal Products	1.43%
Pharmaceuticals	6.29%
Professional Services	0.97%
Real Estate Management & Development	1.59%
Road & Rail	0.38%
Semiconductors & Semiconductor Equipment	0.43%
Software	1.97%
Specialty Retail	2.69%
Technology Hardware, Storage & Peripherals	0.64%
Textiles, Apparel & Luxury Goods	3.26%
Tobacco	1.22%
Trading Companies & Distributors	2.13%
Transportation Infrastructure	0.57%
Water Utilities	0.05%
Wireless Telecommunication Services	0.86%

TOTAL COMMON STOCKS	92.11%

INVESTMENT COMPANIES
Exchange Traded Funds	4.87%

TOTAL INVESTMENT COMPANIES	4.87%

PARTICIPATORY NOTES
Machinery	0.10%

TOTAL PARTICIPATORY NOTES	0.10%

PREFERRED STOCKS
Chemicals	0.25%
Household Products	0.10%

TOTAL PREFERRED STOCKS	0.35%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	1.22%

TOTAL REAL ESTATE INVESTMENT TRUSTS	1.22%

SHORT TERM INVESTMENTS
Money Market Funds	0.45%

TOTAL SHORT TERM INVESTMENTS	0.45%

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL
Money Market Funds	0.73%

TOTAL INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL	0.73%

TOTAL INVESTMENTS	99.83%
Other Assets in Excess of Liabilities	0.17%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS - 97.44%
	Aerospace & Defense - 2.82%
2,247	Lockheed Martin Corp.	$538,651
2,095	TransDigm Group, Inc. (a)	605,706
6,331	United Technologies Corp.	643,230

		1,787,587

	Air Freight & Logistics - 3.23%
34,992	Hub Group, Inc. - Class A (a)	1,426,274
5,715	United Parcel Service, Inc. - Class B	624,992

		2,051,266

	Airlines - 2.61%
31,605	United Continental Holdings, Inc. (a)	1,658,314

	Auto Components - 1.55%
28,010	BorgWarner, Inc.	985,392

	Automobiles - 1.02%
53,590	Ford Motor Co.	646,831

	Banks - 3.95%
27,078	BankUnited, Inc.	817,756
22,310	Citigroup, Inc.	1,053,701
8,680	East West Bancorp, Inc.	318,643
8,301	Popular, Inc.	317,264

		2,507,364

	Beverages - 1.05%
3,990	Constellation Brands, Inc. - Class A	664,295

	Biotechnology - 3.96%
28,710	ARIAD Pharmaceuticals, Inc. (a)	393,040
1,495	Biogen, Inc. (a)	467,980
7,425	Celgene Corp. (a)	776,135
7,540	Gilead Sciences, Inc.	596,565
43,460	Merrimack Pharmaceuticals, Inc. (a)(b)	275,971

		2,509,691

	Building Products - 0.81%
3,265	Lennox International, Inc.	512,703

	Capital Markets - 1.29%
23,096	Franklin Resources, Inc.	821,525

	Chemicals - 1.38%
16,892	Axalta Coating Systems Ltd. (a)	477,537
7,720	The Dow Chemical Co.	400,127

		877,664

	Communications Equipment - 0.97%
3,875	Palo Alto Networks, Inc. (a)	617,404
	Construction Materials - 0.64%
3,580	Vulcan Materials Co.	407,153

	Consumer Finance - 0.68%
15,420	Synchrony Financial	431,760

	Containers & Packaging - 0.78%
11,350	Berry Plastics Group, Inc. (a)	497,698

	Distributors - 0.95%
17,070	LKQ Corp. (a)	605,302

	Diversified Financial Services - 0.76%
4,630	CME Group, Inc.	483,928

	Energy Equipment & Services - 0.72%
9,060	Baker Hughes, Inc.	457,258

Number of Shares		Value
	Food Products - 1.61%
7,750	Kellogg Co.	$600,392
5,470	Post Holdings, Inc. (a)	422,120

		1,022,512

	Health Care Equipment & Supplies - 1.75%
9,780	STERIS Plc	714,918
2,210	The Cooper Companies, Inc.	396,165

		1,111,083

	Health Care Providers & Services - 1.76%
18,818	LifePoint Hospitals, Inc. (a)	1,114,590

	Hotels, Restaurants & Leisure - 1.23%
7,650	Starbucks Corp.	414,171
2,340	Vail Resorts, Inc.	367,099

		781,270

	Household Durables - 2.86%
9,910	Installed Building Products, Inc. (a)	355,472
14,240	Newell Rubbermaid, Inc.	749,878
4,355	Whirlpool Corp.	706,207

		1,811,557

	Industrial Conglomerates - 0.65%
13,850	General Electric Co.	410,237

	Insurance - 7.27%
7,845	Berkshire Hathaway, Inc. - Class B (a)	1,133,367
25,567	Loews Corp.	1,052,082
30,312	MetLife, Inc.	1,346,762
8,118	Willis Towers Watson Plc	1,077,827

		4,610,038

	Internet & Direct Marketing Retail - 1.51%
1,144	Amazon.com, Inc. (a)	957,883

	Internet Software & Services - 6.42%
2,734	Alphabet, Inc. - Class A (a)	2,198,300
1,198	Alphabet, Inc. - Class C (a)	931,194
7,360	Facebook, Inc. - Class A (a)	944,067

		4,073,561

	IT Services - 2.56%
11,510	PayPal Holdings, Inc. (a)	471,565
5,770	Vantiv, Inc. - Class A (a)	324,678
10,020	Visa, Inc. - Class A	828,654

		1,624,897

	Life Sciences Tools & Services - 0.91%
1,373	Mettler-Toledo International, Inc. (a)	576,427

	Machinery - 5.07%
31,930	Colfax Corp. (a)	1,003,560
3,780	Danaher Corp.	296,314
14,080	Deere & Co. (b)	1,201,728
5,705	Parker-Hannifin Corp.	716,149

		3,217,751

	Media - 5.88%
2,622	Charter Communications, Inc. - Class A (a)	707,861
45,615	Liberty Global Plc - Class A (a)	1,559,121
59,149	Twenty-First Century Fox, Inc. - Class B	1,463,346

		3,730,328

	Multiline Retail - 1.68%
9,116	Dollar General Corp.	638,029

See notes to financial statements.

GuideMark® Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Multiline Retail (Continued)
5,420	Dollar Tree, Inc. (a)	$427,800

		1,065,829

	Oil, Gas & Consumable Fuels - 0.56%
2,631	Cimarex Energy Co.	353,527

	Personal Products - 0.76%
20,470	Coty, Inc. - Class A	481,045

	Pharmaceuticals - 6.79%
38,050	Abbott Laboratories	1,609,134
4,171	Allergan Plc (a)	960,623
9,530	Bristol-Myers Squibb Co.	513,858
4,120	Jazz Pharmaceuticals Plc (a)	500,498
7,790	Nektar Therapeutics (a)	133,832
24,159	Valeant Pharmaceuticals International, Inc. (a)	593,103

		4,311,048

	Road & Rail - 2.43%
27,992	Avis Budget Group (a)	957,606
5,990	Union Pacific Corp.	584,205

		1,541,811

	Semiconductors & Semiconductor Equipment - 2.07%
4,400	Monolithic Power Systems, Inc.	354,200
52,140	ON Semiconductor Corp. (a)	642,365
8,320	Intel Corp.	314,080

		1,310,645

	Software - 4.06%
17,480	Microsoft Corp.	1,006,848
7,440	Red Hat, Inc. (a)	601,375
8,850	salesforce.com, Inc. (a)	631,270
4,270	ServiceNow, Inc. (a)	337,971

		2,577,464

	Specialty Retail - 2.71%
4,870	Home Depot, Inc.	626,672
14,600	The TJX Companies, Inc.	1,091,788

		1,718,460

	Technology Hardware, Storage & Peripherals - 4.33%
24,299	Apple, Inc.	2,747,002

Number of Shares		Value
	Textiles, Apparel & Luxury Goods - 0.25%
2,570	lululemon athletica, Inc. (a)	$156,719

	Thrifts & Mortgage - 2.60%
111,242	Nationstar Mortgage Holdings, Inc. (a)(b)	1,647,494

	Trading Companies & Distributors - 0.55%
10,990	HD Supply Holdings, Inc. (a)	351,460

	Total Common Stocks (Cost $51,940,623)	61,827,773

	REAL ESTATE INVESTMENT TRUSTS - 0.38%
	Real Estate Investment Trusts - 0.38%
9,870	STAG Industrial, Inc.	241,913

	Total Real Estate Investment Trusts (Cost $227,385)	241,913

	SHORT TERM INVESTMENTS - 2.87%
	Money Market Funds - 2.87%
1,818,758	Deutsche Government Money Market Series - Institutional Shares, Effective Yield, 0.32% (c)	1,818,758

	Total Short Term Investments (Cost $1,818,758)	1,818,758

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 4.03%
	Money Market Funds - 4.03%
2,560,053	Mount Vernon Prime Portfolio, Effective Yield, 0.68% (c)	2,560,053

	Total Investments Purchased as Securities Lending Collateral (Cost $2,560,053)	2,560,053

	Total Investments (Cost $56,546,819) - 104.72%	66,448,497
	Liabilities in Excess of Other Assets - (4.72)%	(2,994,485)

	TOTAL NET ASSETS - 100.00%	$63,454,012

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of September 30, 2016.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Principal Amount		Value
	ASSET BACKED SECURITIES - 10.68%
450,000	Ally Auto Receivables Trust
	Series 2015-1, 1.390%, 09/16/2019	$451,453
	Ally Master Owner Trust
795,000	Series 2012-5, 1.540%, 09/15/2019	798,029
305,000	Series 2014-5, 1.600%, 10/15/2019	306,335
305,000	AMMC CLO XIV Ltd.
	Series 2014-14A, 2.165%, 07/27/2026 (Acquired 06/12/2014, Cost $304,372) (a)(b)	305,388
500,000	Apidos CLO XII
	Series 2013-12A, 1.780%, 04/15/2025 (Acquired 03/15/2013, Cost $500,000) (a)(b)	497,904
260,000	ARI Fleet Lease Trust
	Series 2014-A, 1.550%, 11/15/2022 (Acquired 04/01/2014, Cost $259,928) (b)	260,217
270,000	Atlas Senior Loan Fund VI Ltd.
	Series 2014-6A, 2.220%, 10/15/2026 (Acquired 08/28/2014, Cost $269,865) (a)(b)	270,992
500,000	Atrium X
	Series 10A, 1.799%, 07/16/2025 (Acquired 04/25/2013, Cost $499,250) (a)(b)	498,052
575,000	Babson CLO Ltd.
	Series 2013-IA, 1.796%, 04/20/2025 (Acquired 05/03/2013, Cost $575,000) (a)(b)	573,563
535,000	BMW Vehicle Lease Trust
	Series 2016-1, 1.340%, 01/22/2019	535,806
735,000	Capital One Multi-Asset Execution Trust
	Series 2016-3A, 1.340%, 04/15/2022	737,044
	Carlyle Global Market Strategies CLO
555,000	Series 2013-3A, 1.800%, 07/15/2025 (Acquired 06/10/2013, Cost $553,834) (a)(b)	552,584
250,000	Series 2014-4A, 3.130%, 10/15/2026 (Acquired 03/05/2015, Cost $250,963) (a)(b)	250,067
320,000	Series 2015-2A, 2.204%, 04/27/2027 (Acquired 04/01/2015, Cost $320,000) (a)(b)	320,502
235,000	CarMax Auto Owner Trust
	Series 2013-3, 1.490%, 01/15/2019	235,719
325,000	Cent CLO 23 Ltd.
	Series 2015-23A, 2.169%, 04/17/2026 (Acquired 03/19/2015, Cost $325,000) (a)(b)	324,878
	Chase Issuance Trust
345,000	Series 2007-B1, 0.774%, 04/15/2019 (a)	344,816
645,000	Series 2016-2, 1.370%, 06/15/2021	647,272
365,000	CIFC Funding Ltd.
	Series 2013-1A, 1.829%, 04/16/2025 (Acquired 02/22/2013, Cost $365,000) (a)(b)	363,532
62,461	Conseco Finance Securitizations Corp.
	Series 2000-4, 8.310%, 05/01/2032 (a)	38,967
	CPS Auto Receivables Trust
5,124	Series 2013-C, 1.640%, 04/16/2018 (Acquired 09/24/2013, Cost $5,124) (b)	5,126
6,651	Series 2013-D, 1.540%, 07/16/2018 (Acquired 12/10/2013, Cost $6,651) (b)	6,654
10,434	Series 2014-A, 1.210%, 08/15/2018 (Acquired 03/10/2014, Cost $10,432) (b)	10,436
19,560	Series 2012-C, 1.820%, 12/16/2019 (Acquired 09/11/2012, Cost $19,560) (b)	19,588
32,388	Series 2012-D, 1.480%, 03/16/2020 (Acquired 12/07/2012, Cost $32,384) (b)	32,391
46,807	Series 2013-A, 1.310%, 06/15/2020 (Acquired 03/12/2013, Cost $46,801) (b)	46,608

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
250,000	Credit Acceptance Auto Loan Trust
	Series 2014-2A, 1.880%, 03/15/2022 (Acquired 09/18/2014, Cost $249,955) (b)	$250,509
154,586	Drive Auto Receivables Trust
	Series 2015-BA, 2.120%, 06/17/2019 (Acquired 05/20/2015, Cost $154,573) (b)	154,736
270,000	Dryden 38 Senior Loan Fund
	Series 2015-38A, 2.110%, 07/15/2027 (Acquired 03/25/2015, Cost $270,000) (a)(b)	270,258
6,326	First Investors Auto Owner Trust
	Series 2013-2A, 1.230%, 03/15/2019 (Acquired 06/13/2013, Cost $6,325) (b)	6,326
485,000	Ford Credit Auto Owner Trust
	Series 2015-A, 2.030%, 08/15/2020	490,152
790,000	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4, 1.400%, 08/15/2019	792,245
295,000	Galaxy XXII CLO, Ltd.
	Series 2016-22A, 2.800%, 07/16/2028 (Acquired 06/13/2016, Cost $295,000) (b)	297,326
400,000	Galaxy XV CLO, Ltd.
	Series 2013-15A, 1.930%, 04/15/2025 (Acquired 01/29/2016, Cost $392,600) (a)(b)	399,582
370,000	Galaxy XIX CLO, Ltd.
	Series 2015-19A, 2.265%, 01/24/2027 (Acquired 01/29/2015, Cost $369,441) (a)(b)	371,194
100,000	GCO Education Loan Funding Trust
	Series 2006-1, 1.055%, 05/25/2036 (a)	87,808
300,000	GTP Acquisition Partners I LLC
	Series 2015-2, 3.482%, 06/15/2050 (Acquired 05/20/2015, Cost $300,000) (b)	313,050
515,000	Honda Auto Receivables Owner Trust
	Series 2016-2, 1.390%, 04/15/2020	516,903
390,000	Limerock CLO II Ltd.
	Series 2014-2A, 2.179%, 04/18/2026 (Acquired 02/26/2014, Cost $389,581) (a)(b)	389,883
261,165	Madison Park Funding XI Ltd.
	Series 2013-11A, 1.995%, 10/23/2025 (Acquired 10/29/2015, Cost $256,542) (a)(b)	260,204
315,488	Morgan Stanley ABS Capital I, Inc. Trust
	Series 2003-NC10, 1.545%, 10/25/2033 (a)	302,444
560,000	NRZ Advance Receivables Trust
	Series 2015-T2, 3.302%, 08/17/2048 (Acquired 08/25/2015, Cost $559,999) (b)	561,355
325,000	Oaktree EIF II Ltd.
	Series 2015-B1A, 2.367%, 02/15/2026 (Acquired 02/20/2015, Cost $325,000) (a)(b)	326,106
275,000	OCP CLO Ltd.
	Series 2015-8A, 2.209%, 04/17/2027 (Acquired 04/10/2015, Cost $274,725) (a)(b)	275,612
410,000	Octagon Investment Partners XVI Ltd.
	Series 2013-1A, 1.799%, 07/17/2025 (Acquired 05/15/2013, Cost $409,344) (a)(b)	408,300
280,000	OHA Credit Partners VIII, Ltd.
	Series 2013-8A, 1.816%, 04/20/2025 (Acquired 04/17/2013, Cost $280,000) (a)(b)	278,920
450,000	OZLM Funding V Ltd.
	Series 2013-5A, 2.179%, 01/20/2026 (Acquired 11/22/2013, Cost $449,775) (a)(b)	452,338

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
300,000	OZLM XII Ltd.
	Series 2015-12A, 2.207%, 04/30/2027 (Acquired 04/24/2015, Cost $299,130) (a)(b)	$300,207
135,000	Prestige Auto Receivables Trust
	Series 2014-1A, 1.910%, 04/15/2020 (Acquired 06/25/2014, Cost $135,014) (b)	135,261
445,000	Race Point VIII CLO Ltd.
	Series 2013-8A, 2.061%, 02/20/2025 (Acquired 02/06/2013, Cost $445,000) (a)(b)	444,547
300,000	Santander Drive Auto Receivables Trust
	Series 2015-2, 1.830%, 01/15/2020	300,729
250,000	Shackleton 2014-VI CLO Ltd.
	Series 2014-6A, 2.159%, 07/17/2026 (Acquired 06/12/2014, Cost $248,475) (a)(b)	250,796
110,000	SoFi Consumer Loan Program LLC
	Series 2016-2, 3.090%, 10/27/2025 (Acquired 07/26/2016, Cost $109,983) (b)(g)	110,620
257,000	Sound Point CLO IV Ltd.
	Series 2013-3A, 2.067%, 01/21/2026 (Acquired 03/27/2015, Cost $255,586) (a)(b)	257,656
315,000	Sound Point CLO VIII Ltd.
	Series 2015-1A, 2.210%, 03/13/2027 (Acquired 03/05/2015, Cost $314,212) (a)(b)	315,040
115,288	Springleaf Funding Trust
	Series 2014-AA, 2.410%, 12/15/2022 (Acquired 03/19/2014, Cost $115,269) (b)	115,448
	Towd Point Mortgage Trust
120,577	Series 2016-2, 2.750%, 08/25/2055 (Acquired 05/20/2016, Cost $120,578) (b)	122,532
143,663	Series 2016-3, 2.250%, 08/25/2055 (Acquired 07/22/2016, Cost $143,457) (b)	143,957
620,000	Volkswagen Auto Lease Trust
	Series 2015-A, 1.250%, 12/20/2017	619,924
305,000	Voya CLO Ltd.
	Series 2015-1A, 2.159%, 04/18/2027 (Acquired 03/03/2015, Cost $304,688) (a)(b)	305,348

	Total Asset Backed Securities (Cost $19,021,709)	19,061,239

	COLLATERALIZED MORTGAGE OBLIGATIONS - 6.56%
160,000	Aventura Mall Trust
	Series 2013-AVM, 3.743%, 12/07/2032 (Acquired 12/10/2013, Cost $163,754) (a)(b)	172,095
150,000	BB-UBS Trust
	Series 2012-SHOW, 3.430%, 11/07/2036 (Acquired 12/05/2012, Cost $154,441) (b)	159,925
	Bear Stearns Commercial Mortgage Securities Trust
55,133	Series 2006-PW14, 5.201%, 12/11/2038	55,101
127,272	Series 2007-PW15, 5.331%, 02/11/2044	128,230
127,217	CD Commercial Mortgage Trust
	Series 2007-CD4, 5.322%, 12/11/2049	127,769
62,892	Chase Mortgage Finance Trust
	Series 2007-A1, 2.940%, 02/25/2037 (a)	60,700
	Citigroup Commercial Mortgage Trust
145,000	Series 2014-GC21, 3.855%, 05/10/2047	159,676
216,976	Series 2016-P4, 2.902%, 07/12/2049	223,788
79,023	COBALT CMBS Commercial Mortgage Trust
	Series 2007-C2, 5.484%, 04/15/2047 (a)	79,676

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%, 08/12/2030 (Acquired 08/15/2013, Cost $121,878) (b)	$134,888
33,000	Series 2013-CR9, 4.375%, 07/12/2045 (a)	37,190
295,267	Series 2014-CR21, 3.528%, 12/10/2047	319,380
210,000	Series 2015-LC19, 3.183%, 02/10/2048	222,123
300,000	Series 2015-CR26, 3.630%, 10/13/2048	325,788
157,728	Commercial Mortgage Loan Trust
	Series 2008-LS1, 6.296%, 12/10/2049 (a)	162,319
	Countrywide Home Loans, Inc.
18,018	Series 2004-HYB6, 2.929%, 11/20/2034 (a)	17,330
92,057	Series 2005-11, 1.125%, 03/25/2035 (a)	82,962
	CSAIL Commercial Mortgage Trust
301,000	Series 2015-C3, 3.718%, 08/17/2048 (a)	331,333
70,000	Series 2016-C5, 3.757%, 11/18/2048	77,096
296,000	Series 2015-C4, 3.808%, 11/18/2048	325,608
400,000	Four Times Square Trust
	Series 2006-4TS, 5.401%, 12/13/2028 (Acquired 11/06/2012, Cost $439,277) (b)	449,891
145,000	GS Mortgage Securities Corp. II
	Series 2012-BWTR, 2.954%, 11/07/2034 (Acquired 12/11/2012, Cost $147,232) (b)	150,666
145,000	GS Mortgage Securities Corp. Trust
	Series 2012-ALOH, 3.551%, 04/12/2034 (Acquired 03/08/2013, Cost $149,028) (b)	156,870
	GS Mortgage Securities Trust
865,000	Series 2013-GC16, 3.033%, 11/13/2046	890,447
296,000	Series 2015-GS1, 3.734%, 11/13/2048 (a)	326,986
300,000	Hilton USA Trust
	Series 2013-HLT, 2.662%, 11/07/2030 (Acquired 11/22/2013 and 07/22/2014, Cost $301,308) (b)	300,118
	JP Morgan Chase Commercial Mortgage Securities Trust
141,289	Series 2012-WLDN, 3.905%, 05/07/2030 (Acquired 05/07/2013 and 06/25/2013, Cost $141,836) (b)	152,313
92,000	Series 2013-C16, 4.166%, 12/15/2046	103,089
98,271	Series 2006-LDP9, 5.336%, 05/15/2047	98,291
176,500	Series 2007-CB19, 5.881%, 02/12/2049 (a)	179,040
	JPMBB Commercial Mortgage Securities Trust
1,205,000	Series 2013-C12, 3.157%, 07/17/2045	1,267,771
145,000	Series 2014-C19, 3.997%, 04/17/2047	160,802
	Lehman Brothers-UBS Commercial Mortgage Trust
242,620	Series 2007-C1, 5.424%, 02/15/2040	243,796
172,498	Series 2007-C2, 5.430%, 02/15/2040	173,942
183,850	Series 2007-C6, 5.858%, 07/15/2040 (a)	186,170
	ML-CFC Commercial Mortgage Trust
183,623	Series 2007-5, 5.378%, 08/14/2048	184,528
144,191	Series 2007-9, 5.700%, 09/12/2049	148,630
167,000	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2015-C20, 3.249%, 02/15/2048	177,996
	Morgan Stanley Capital I Trust
185,000	Series 2014-MP, 3.469%, 08/11/2033 (Acquired 11/13/2014, Cost $189,295) (b)	194,803
220,000	Series 2007-IQ14, 5.692%, 04/15/2049 (a)	222,424
121,454	Series 2007-IQ16, 5.809%, 12/12/2049	124,913

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
168,720	New Residential Mortgage Loan Trust
	Series 2016-2, 3.750%, 11/25/2035 (Acquired 05/25/2016, Cost $173,968) (b)	$176,291
130,000	OBP Depositor LLC Trust
	Series 2010-OBP, 4.646%, 07/17/2045 (Acquired 08/15/2012, Cost $144,600) (b)	141,817
	SBA Tower Trust
210,000	Series 2013-1-2, 3.598%, 04/15/2043 (Acquired 04/04/2013, Cost $210,000) (b)	210,839
155,000	Series 2014-1-2, 2.898%, 10/15/2044 (Acquired 10/07/2014, Cost $155,000) (b)	157,300
75,000	SG Commercial Mortgage Securities Trust
	Series 2016-C5, 3.055%, 10/13/2048	77,499
	Springleaf Mortgage Loan Trust
45,109	Series 2013-1A, 1.270%, 06/25/2058 (Acquired 04/03/2013, Cost $45,105) (a)(b)	45,150
141,420	Series 2013-2A, 1.780%, 12/25/2065 (Acquired 07/03/2013, Cost $139,985) (a)(b)	141,131
155,171	Series 2013-2A, 3.520%, 12/25/2065 (Acquired 07/03/2013, Cost $149,465) (b)	156,240
13,487	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29, 5.308%, 11/15/2048	13,476
	Wells Fargo Commercial Mortgage Trust
210,000	Series 2014-LC16, 3.817%, 08/17/2050	230,434
111,369	Series 2015-LC22, 3.839%, 09/17/2058	122,589
	Wells Fargo-RBS Commercial Mortgage Trust
805,000	Series 2014-C19, 3.660%, 03/15/2047	855,579
250,281	Series 2014-C20, 3.995%, 05/17/2047	277,730

	Total Collateralized Mortgage Obligations (Cost $11,535,198)	11,702,538

	CORPORATE OBLIGATIONS - 39.99%
	Aerospace & Defense - 0.28%
20,000	BAE Systems Holdings, Inc.
	2.850%, 12/15/2020 (Acquired 12/03/2015, Cost $19,929) (b)	20,491
45,000	BAE Systems Plc
	4.750%, 10/11/2021 (Acquired 04/22/2016, Cost $49,101) (b)	50,096
	Lockheed Martin Corp.
20,000	2.500%, 11/23/2020	20,666
60,000	4.700%, 05/15/2046	71,590
330,000	Northrop Grumman Corp.
	3.850%, 04/15/2045	343,886

		506,729

	Air Freight & Logistics - 0.05%
	FedEx Corp.
50,000	4.100%, 02/01/2045	52,069
30,000	4.550%, 04/01/2046	33,463

		85,532

	Auto Components - 0.21%
345,000	Delphi Corp.
	4.150%, 03/15/2024	370,926

	Automobiles - 0.18%
150,000	American Honda Finance Corp.
	1.700%, 09/09/2021	149,110

Principal Amount		Value
	Automobiles (Continued)
160,000	General Motors Co.
	5.000%, 04/01/2035	$166,095

		315,205

	Banks - 5.45%
	Bank of America Corp.
650,000	2.250%, 04/21/2020	655,031
85,000	2.625%, 04/19/2021	86,444
215,000	4.100%, 07/24/2023	232,779
135,000	4.000%, 01/22/2025	140,159
200,000	6.110%, 01/29/2037	245,203
615,000	5.000%, 01/21/2044	726,880
430,000	BB&T Corp.
	1.450%, 01/12/2018	431,157
220,000	BPCE SA
	5.150%, 07/21/2024 (Acquired 01/13/2014, Cost $219,593) (b)	231,778
	Citigroup, Inc.
785,000	4.400%, 06/10/2025	832,654
65,000	4.600%, 03/09/2026	69,551
370,000	4.300%, 11/20/2026	388,850
315,000	4.450%, 09/29/2027	330,564
205,000	Fifth Third Bancorp
	2.875%, 07/27/2020	213,046
	HSBC Holdings Plc
200,000	3.600%, 05/25/2023	206,742
200,000	4.250%, 08/18/2025	205,702
	JPMorgan Chase & Co.
75,000	2.295%, 08/15/2021	75,205
130,000	4.500%, 01/24/2022	144,053
355,000	3.875%, 09/10/2024	374,373
170,000	3.300%, 04/01/2026	175,147
90,000	2.950%, 10/01/2026	90,349
155,000	4.250%, 10/01/2027	166,673
20,000	5.600%, 07/15/2041	25,661
185,000	KeyCorp
	5.100%, 03/24/2021	209,055
300,000	PNC Bank NA
	2.400%, 10/18/2019	307,262
320,000	PNC Funding Corp.
	3.300%, 03/08/2022	340,026
55,000	Santander UK Plc
	2.350%, 09/10/2019	55,591
470,000	Toronto-Dominion Bank
	2.625%, 09/10/2018	480,722
710,000	U.S. Bancorp
	1.950%, 11/15/2018	719,233
250,000	U.S. Bank National Association
	1.400%, 04/26/2019	249,903
	Wells Fargo & Co.
215,000	2.150%, 01/30/2020	216,668
265,000	2.550%, 12/07/2020	270,360
120,000	3.000%, 04/22/2026	121,279
270,000	4.300%, 07/22/2027	291,369
241,000	5.606%, 01/15/2044	288,550
35,000	4.900%, 11/17/2045	38,629
80,000	4.400%, 06/14/2046	81,647

		9,718,295

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Beverages - 0.42%
150,000	Anheuser-Busch InBev Worldwide, Inc.
	8.200%, 01/15/2039	$242,908
	Molson Coors Brewing Co.
315,000	3.000%, 07/15/2026	317,836
35,000	4.200%, 07/15/2046	36,624
150,000	Pernod Ricard SA
	3.250%, 06/08/2026 (Acquired 06/01/2016, Cost $149,163) (b)	152,676

		750,044

	Biotechnology - 0.67%
	AbbVie, Inc.
85,000	2.300%, 05/14/2021	85,830
170,000	2.900%, 11/06/2022	174,559
195,000	4.300%, 05/14/2036	203,026
200,000	Amgen, Inc.
	4.400%, 05/01/2045	210,946
230,000	Celgene Corp.
	5.250%, 08/15/2043	261,064
195,000	Genzyme Corp. 5.000%, 06/15/2020	218,909
35,000	Gilead Sciences, Inc. 2.500%, 09/01/2023	35,404

		1,189,738

	Capital Markets - 3.49%
690,000	Bear Stearns Companies, Inc. 7.250%, 02/01/2018	741,133
	Morgan Stanley
250,000	5.950%, 12/28/2017	263,315
80,000	1.875%, 01/05/2018	80,352
145,000	2.500%, 01/24/2019	147,832
10,000	4.875%, 11/01/2022	11,044
495,000	3.700%, 10/23/2024	523,213
670,000	3.125%, 07/27/2026	675,424
135,000	4.350%, 09/08/2026	144,418
90,000	3.950%, 04/23/2027	93,680
300,000	Raymond James Financial, Inc. 3.625%, 09/15/2026	305,501
240,000	State Street Corp. 2.550%, 08/18/2020	249,044
	The Bank of New York Mellon Corp.
480,000	1.300%, 01/25/2018	481,153
470,000	2.200%, 03/04/2019	478,948
	The Goldman Sachs Group, Inc.
430,000	5.950%, 01/18/2018	453,807
95,000	2.750%, 09/15/2020	97,400
385,000	2.875%, 02/25/2021	395,272
90,000	2.350%, 11/15/2021	89,898
175,000	4.000%, 03/03/2024	188,216
210,000	3.500%, 01/23/2025	217,559
275,000	6.750%, 10/01/2037	351,241
60,000	6.250%, 02/01/2041	78,729
115,000	5.150%, 05/22/2045	125,896
25,000	4.750%, 10/21/2045	28,171

		6,221,246

	Chemicals - 0.44%
285,000	LYB International Finance BV 4.000%, 07/15/2023	309,388

Principal Amount		Value
	Chemicals (Continued)
210,000	Monsanto Co. 1.150%, 06/30/2017	$209,239
245,000	The Dow Chemical Co. 3.500%, 10/01/2024	259,207

		777,834

	Commercial Services & Supplies - 0.30%
	ERAC USA Finance LLC
40,000	2.600%, 12/01/2021 (Acquired 05/23/2016, Cost $39,945) (b)	40,819
290,000	3.300%, 12/01/2026 (Acquired 05/25/2016, Cost $289,513) (b)	298,969
85,000	7.000%, 10/15/2037 (Acquired 10/09/2015, Cost $103,870) (b)	116,288
85,000	Waste Management, Inc. 2.900%, 09/15/2022	89,324

		545,400

	Communications Equipment - 0.28%
	Cisco Systems, Inc.
235,000	1.400%, 09/20/2019	235,307
20,000	2.200%, 02/28/2021	20,476
235,000	QUALCOMM, Inc. 3.000%, 05/20/2022	246,757

		502,540

	Construction Materials - 0.13%
200,000	CRH America, Inc.
	5.125%, 05/18/2045 (Acquired 05/12/2015, Cost $197,554) (b)	224,626

	Consumer Finance - 1.28%
237,000	American Express Co. 4.050%, 12/03/2042	248,606
505,000	American Express Credit Corp. 2.125%, 03/18/2019	513,409
330,000	Capital One Financial Corp. 2.450%, 04/24/2019	337,392
400,000	Capital One NA 1. 650%, 02/05/2018	400,592
	PACCAR Financial Corp.
155,000	1.300%, 05/10/2019	155,114
180,000	2.200%, 09/15/2019	184,101
115,000	Synchrony Financial
	2.600%, 01/15/2019	116,416
315,000	Toyota Motor Credit Corp. 2.125%, 07/18/2019	320,952

		2,276,582

	Diversified Financial Services - 2.84%
335,000	American Honda Finance Corp. 1.700%, 02/22/2019	337,968
	Anheuser-Busch InBev Finance, Inc.
70,000	1.900%, 02/01/2019	70,716
390,000	2.650%, 02/01/2021	402,843
200,000	3.300%, 02/01/2023	211,278
365,000	3.650%, 02/01/2026	392,771
215,000	4.700%, 02/01/2036	248,002
485,000	4.900%, 02/01/2046	579,434
65,000	BAT International Finance Plc
	2.750%, 06/15/2020 (Acquired 06/10/2015, Cost $64,897) (b)	67,343

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Diversified Financial Services (Continued)
380,000	Credit Suisse
	1.375%, 05/26/2017	$379,623
175,000	Daimler Finance North America LLC
	2.450%, 05/18/2020 (Acquired 05/11/2015, Cost $174,657) (b)	178,787
200,000	Ford Motor Credit Co. LLC
	3.157%, 08/04/2020	206,315
	General Motors Financial Co., Inc.
280,000	3.100%, 01/15/2019	285,568
100,000	4.300%, 07/13/2025	103,210
45,000	5.250%, 03/01/2026	49,513
200,000	Hutchison Whampoa International Ltd.
	1.625%, 10/31/2017 (Acquired 10/28/2014, Cost $199,540) (b)	200,257
305,000	Intercontinental Exchange, Inc.
	2.750%, 12/01/2020	317,174
75,000	Kinder Morgan Finance Co. LLC
	6.000%, 01/15/2018 (Acquired 01/08/2015, Cost $77,913) (b)	78,678
20,000	Nasdaq, Inc.
	3.850%, 06/30/2026	20,969
210,000	National Rural Utilities Cooperative Finance Corp.
	1.650%, 02/08/2019	211,933
	Shell International Finance BV
365,000	1.625%, 11/10/2018	366,167
75,000	3.250%, 05/11/2025	79,100
75,000	4.375%, 05/11/2045	81,158
195,000	4.000%, 05/10/2046	200,008

		5,068,815

	Diversified Telecommunication Services - 1.60%
	AT&T, Inc.
245,000	1.750%, 01/15/2018	246,293
190,000	4.450%, 04/01/2024	209,164
275,000	4.500%, 05/15/2035	289,842
240,000	6.350%, 03/15/2040	302,763
340,000	4.750%, 05/15/2046	357,222
215,000	TELUS Corp.
	2.800%, 02/16/2027	215,723
	Verizon Communications, Inc.
590,000	6.400%, 09/15/2033	766,574
35,000	4.272%, 01/15/2036	36,587
400,000	4.672%, 03/15/2055	422,701

		2,846,869

	Electric Utilities - 2.67%
230,000	Consolidated Edison Company of New York, Inc.
	4.625%, 12/01/2054	264,236
45,000	Duke Energy Carolinas LLC
	2.500%, 03/15/2023	46,497
760,000	Duke Energy Corp.
	3.550%, 09/15/2021	816,704
45,000	Duke Energy Florida LLC
	3.400%, 10/01/2046	44,002
60,000	Duke Energy Indiana, Inc.
	4.900%, 07/15/2043	72,334
335,000	Duke Energy Progress LLC
	4.150%, 12/01/2044	367,562
	Edison International
165,000	3.750%, 09/15/2017	168,663

Principal Amount		Value
	Electric Utilities (Continued)
225,000	2.950%, 03/15/2023	$232,758
80,000	Electricite de France SA
	4.950%, 10/13/2045 (Acquired 10/07/2015, Cost $79,802) (b)	86,781
	Emera U.S. Finance LP
15,000	2.700%, 06/15/2021 (Acquired 06/09/2016, Cost $14,985) (b)	15,367
20,000	4.750%, 06/15/2046 (Acquired 06/09/2016, Cost $19,858) (b)	21,552
65,000	Exelon Corp.
	2.450%, 04/15/2021	66,367
	Fortis, Inc.
30,000	2.100%, 10/04/2021 (Acquired 09/29/2016, Cost $29,924) (b)	29,925
20,000	3.055%, 10/04/2026 (Acquired 09/29/2016, Cost $20,000) (b)	19,958
	Georgia Power Co.
200,000	1.950%, 12/01/2018	203,564
110,000	2.400%, 04/01/2021	113,216
30,000	NextEra Energy Capital Holdings, Inc.
	1.649%, 09/01/2018	30,133
135,000	Northeast Utilities
	2.800%, 05/01/2023	138,100
20,000	Oncor Electric Delivery Co. LLC
	7.000%, 09/01/2022	25,372
	Pacific Gas & Electric Co.
75,000	4.750%, 02/15/2044	89,868
355,000	4.250%, 03/15/2046	400,741
150,000	Progress Energy, Inc.
	3.150%, 04/01/2022	157,306
230,000	Sierra Pacific Power Co.
	3.375%, 08/15/2023	246,741
195,000	Southern Power Co.
	4.150%, 12/01/2025	210,381
	The Southern Co.
45,000	1.850%, 07/01/2019	45,384
285,000	2.150%, 09/01/2019	288,704
20,000	2.950%, 07/01/2023	20,695
25,000	4.400%, 07/01/2046	27,089
460,000	Union Electric Co.
	6.700%, 02/01/2019	515,248

		4,765,248

	Electrical Equipment - 0.17%
275,000	Eaton Electric Holdings LLC
	3.875%, 12/15/2020	295,911

	Food & Staples Retailing - 0.92%
	CVS Health Corp.
240,000	2.800%, 07/20/2020	248,872
420,000	2.125%, 06/01/2021	424,724
124,000	3.875%, 07/20/2025	135,236
155,000	5.125%, 07/20/2045	190,435
70,000	Sysco Corp.
	2.500%, 07/15/2021	71,579
	The Kroger Co.
40,000	1.500%, 09/30/2019	39,962
50,000	2.650%, 10/15/2026	49,735
5,000	3.875%, 10/15/2046	5,054
	Walgreens Boots Alliance, Inc.
370,000	2.600%, 06/01/2021	379,054
40,000	3.100%, 06/01/2023	41,318

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Food & Staples Retailing (Continued)
40,000	Wal-Mart Stores, Inc.
	6.500%, 08/15/2037	$59,099

		1,645,068

	Food Products - 0.30%
	Kraft Heinz Foods Co.
55,000	2.000%, 07/02/2018	55,531
40,000	2.800%, 07/02/2020	41,489
175,000	3.500%, 07/15/2022	186,207
185,000	5.000%, 07/15/2035	214,307
35,000	4.375%, 06/01/2046	37,187

		534,721

	Gas Utilities - 0.00%
10,000	Southern Co. Gas Capital Corp.
	2.450%, 10/01/2023	10,072

	Health Care Equipment & Supplies - 0.93%
	Becton Dickinson & Co.
225,000	3.125%, 11/08/2021	236,759
270,000	3.875%, 05/15/2024	293,114
	Medtronic, Inc.
105,000	2.500%, 03/15/2020	108,654
76,000	4.375%, 03/15/2035	86,290
190,000	4.625%, 03/15/2045	223,811
	Shire Acquisitions Investments Ireland Designated Activity Co.
110,000	2.400%, 09/23/2021	110,265
220,000	2.875%, 09/23/2023	221,405
75,000	St. Jude Medical, Inc.
	2.800%, 09/15/2020	77,381
295,000	Zimmer Holdings, Inc.
	3.550%, 04/01/2025	304,583

		1,662,262

	Health Care Providers & Services - 1.39%
	Aetna, Inc.
170,000	1.900%, 06/07/2019	171,671
180,000	4.375%, 06/15/2046	189,276
140,000	Anthem, Inc.
	5.850%, 01/15/2036	171,232
	Cardinal Health, Inc.
35,000	1.950%, 06/15/2018	35,345
160,000	2.400%, 11/15/2019	163,692
325,000	3.200%, 03/15/2023	341,547
	Catholic Health Initiatives
45,000	1.600%, 11/01/2017	45,100
95,000	2.600%, 08/01/2018	96,863
	Humana, Inc.
310,000	3.150%, 12/01/2022	321,978
135,000	3.850%, 10/01/2024	145,021
75,000	Laboratory Corp. of America Holdings
	2.625%, 02/01/2020	76,478
	UnitedHealth Group, Inc.
95,000	1.700%, 02/15/2019	95,665
275,000	1.625%, 03/15/2019	276,732
115,000	3.350%, 07/15/2022	123,586
150,000	3.950%, 10/15/2042	159,763
60,000	4.750%, 07/15/2045	72,133

		2,486,082

Principal Amount		Value
	Hotels, Restaurants & Leisure - 0.25%
	McDonald’s Corp.
360,000	3.700%, 01/30/2026	$388,055
35,000	4.600%, 05/26/2045	39,436
20,000	4.875%, 12/09/2045	23,306

		450,797

	Household Durables - 0.14%
200,000	Newell Rubbermaid, Inc.
	5.500%, 04/01/2046	243,195

	Industrial Conglomerates - 0.30%
245,000	Koninklijke Philips Electronics NV
	5.750%, 03/11/2018	260,144
285,000	Pentair Finance SA
	3.150%, 09/15/2022	285,214

		545,358

	Insurance - 1.13%
	American International Group, Inc.
105,000	4.125%, 02/15/2024	113,320
130,000	4.500%, 07/16/2044	132,946
220,000	Chubb INA Holdings, Inc.
	3.350%, 05/03/2026	235,851
300,000	CNA Financial Corp.
	7.350%, 11/15/2019	346,378
295,000	Liberty Mutual Group, Inc.
	4.950%, 05/01/2022 (Acquired 05/18/2016, Cost $320,545) (b)	329,583
	Marsh & McLennan Cos., Inc.
100,000	2.300%, 04/01/2017	100,448
110,000	4.050%, 10/15/2023	119,913
50,000	3.500%, 03/10/2025	52,908
90,000	Massachusetts Mutual Life Insurance Co.
	8.875%, 06/01/2039 (Acquired 04/06/2016, Cost $131,503) (b)	141,889
	New York Life Global Funding
205,000	1.950%, 02/11/2020 (Acquired 02/04/2015, Cost $204,961) (b)	207,644
40,000	2.000%, 04/13/2021 (Acquired 04/06/2016, Cost $39,941) (b)	40,394
195,000	Trinity Acquisition Plc
	4.400%, 03/15/2026	204,611

		2,025,885

	Internet & Direct Marketing Retail - 0.07%
105,000	Amazon.com, Inc.
	4.950%, 12/05/2044	128,475

	IT Services - 0.96%
205,000	Broadridge Financial Solutions, Inc.
	3.400%, 06/27/2026	210,692
265,000	MasterCard, Inc.
	3.375%, 04/01/2024	285,970
	Visa, Inc.
470,000	1.200%, 12/14/2017	471,217
300,000	2.800%, 12/14/2022	314,761
315,000	3.150%, 12/14/2025	333,134
85,000	4.300%, 12/14/2045	98,488

		1,714,262

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Life Sciences Tools & Services - 0.06%
	Thermo Fisher Scientific, Inc.
80,000	3.000%, 04/15/2023	$82,048
25,000	2.950%, 09/19/2026	24,864

		106,912

	Machinery - 0.52%
	Eaton Corp.
190,000	5.600%, 05/15/2018	202,597
250,000	2.750%, 11/02/2022	258,796
70,000	Fortive Corp. 2.350%, 06/15/2021 (Acquired 06/06/2016, Cost $69,984) (b)	70,938
380,000	Stanley Black & Decker, Inc. 2.451%, 11/17/2018	388,440

		920,771

	Media - 1.70%
	21st Century Fox America, Inc.
175,000	4.500%, 02/15/2021	194,240
100,000	6.150%, 02/15/2041	127,294
25,000	4.950%, 10/15/2045	28,455
25,000	CBS Corp. 4.000%, 01/15/2026	26,566
	Charter Communications Operating LLC / Charter Communications Operating Capital
85,000	3.579%, 07/23/2020 (Acquired 07/09/2015, Cost $85,000) (b)	88,919
150,000	4.464%, 07/23/2022 (Acquired 02/05/2016, Cost $150,955) (b)	162,062
110,000	4.908%, 07/23/2025 (Acquired 07/09/2015, Cost $109,972) (b)	121,550
90,000	6.484%, 10/23/2045 (Acquired 07/09/2015 through 07/21/2016, Cost $91,005) (b)	109,228
	Comcast Corp.
395,000	5.875%, 02/15/2018	419,630
40,000	1.625%, 01/15/2022	39,696
135,000	2.750%, 03/01/2023	140,007
140,000	3.375%, 08/15/2025	150,618
310,000	3.150%, 03/01/2026	327,772
85,000	4.750%, 03/01/2044	100,254
45,000	3.400%, 07/15/2046	43,866
	Cox Communications, Inc.
50,000	3.250%, 12/15/2022 (Acquired 09/17/2015 and 10/06/2015, Cost $47,192) (b)	50,418
140,000	2.950%, 06/30/2023 (Acquired 04/24/2013, Cost $139,384) (b)	138,259
5,000	3.350%, 09/15/2026 (Acquired 09/08/2016, Cost $4,992) (b)	5,050
10,000	The Walt Disney Co. 3.000%, 07/30/2046	9,399
	Time Warner Cable, Inc.
246,000	5.850%, 05/01/2017	252,179
70,000	6.750%, 07/01/2018	76,091
50,000	5.500%, 09/01/2041	53,554
75,000	4.500%, 09/15/2042	71,837
	Time Warner, Inc.
120,000	7.625%, 04/15/2031	170,549
85,000	6.500%, 11/15/2036	110,200

Principal Amount		Value
	Media (Continued)
15,000	Viacom, Inc. 3.450%, 10/04/2026	$15,023

		3,032,716

	Metals & Mining - 0.38%
	Nucor Corp.
215,000	4.125%, 09/15/2022	234,825
205,000	4.000%, 08/01/2023	221,244
205,000	Rio Tinto Finance USA Ltd. 3.750%, 06/15/2025	220,950

		677,019

	Multi-Utilities - 0.65%
315,000	Delmarva Power & Light Co. 3.500%, 11/15/2023	341,116
	Dominion Resources, Inc.
405,000	1.400%, 09/15/2017	404,942
35,000	2.850%, 08/15/2026	34,887
60,000	DTE Energy Co. 1.500%, 10/01/2019	59,968
295,000	WEC Energy Group, Inc. 3.550%, 06/15/2025	317,275

		1,158,188

	Oil, Gas & Consumable Fuels - 3.04%
	Anadarko Petroleum Corp.
150,000	8.700%, 03/15/2019	170,883
15,000	6.950%, 06/15/2019	16,606
45,000	5.550%, 03/15/2026 (c)	50,945
90,000	6.600%, 03/15/2046	109,899
	BP Capital Markets Plc
30,000	2.521%, 01/15/2020	30,827
95,000	2.112%, 09/16/2021	95,618
70,000	3.062%, 03/17/2022	73,381
185,000	Buckeye Partners LP 4.875%, 02/01/2021	199,502
	Canadian Natural Resources Ltd.
105,000	3.800%, 04/15/2024	104,665
185,000	3.900%, 02/01/2025	186,070
30,000	6.500%, 02/15/2037	33,407
50,000	Cenovus Energy, Inc. 5.200%, 09/15/2043	45,052
240,000	Chevron Corp. 1.790%, 11/16/2018	242,560
245,000	Columbia Pipeline Group, Inc. 4.500%, 06/01/2025	266,578
110,000	ConocoPhillips Co. 4.950%, 03/15/2026	124,221
35,000	Devon Energy Corp. 3.250%, 05/15/2022	34,794
20,000	Devon Financing Co. LLC
	7.875%, 09/30/2031	24,834
50,000	Encana Corp. 3.900%, 11/15/2021	50,224
	Energy Transfer Partners LP
20,000	5.200%, 02/01/2022	21,702
20,000	5.950%, 10/01/2043	20,269
	Enterprise Products Operating LLC
45,000	3.950%, 02/15/2027	47,252
170,000	6.125%, 10/15/2039	195,493

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
45,000	EOG Resources, Inc. 4.150%, 01/15/2026	$49,243
190,000	Exxon Mobil Corp. 4.114%, 03/01/2046	212,940
	Hess Corp.
120,000	1.300%, 06/15/2017	120,001
75,000	5.600%, 02/15/2041	75,004
115,000	5.800%, 04/01/2047	118,085
295,000	Husky Energy, Inc. 3.950%, 04/15/2022	312,764
10,000	Kinder Morgan Energy Partners LP 6.850%, 02/15/2020	11,357
110,000	Kinder Morgan, Inc. 5.050%, 02/15/2046	105,138
155,000	Magellan Midstream Partners LP 5.000%, 03/01/2026	176,914
	Marathon Oil Corp.
35,000	2.700%, 06/01/2020	34,334
60,000	2.800%, 11/01/2022	55,647
25,000	3.850%, 06/01/2025 (c)	23,784
190,000	Marathon Petroleum Corp. 3.625%, 09/15/2024	191,743
	Petroleos Mexicanos
45,000	6.375%, 02/04/2021 (Acquired 01/28/2016, Cost $45,000) (b)	49,167
185,000	5.500%, 06/27/2044	161,302
	Phillips 66
230,000	2.950%, 05/01/2017	232,103
190,000	4.300%, 04/01/2022	209,112
	Pioneer Natural Resources Co.
145,000	3.450%, 01/15/2021	150,927
55,000	4.450%, 01/15/2026	59,872
90,000	Regency Energy Partners LP 5.875%, 03/01/2022	99,352
85,000	Statoil ASA 3.950%, 05/15/2043	87,857
185,000	Suncor Energy, Inc. 6.100%, 06/01/2018	198,793
	Sunoco Logistics Partners Operations LP
220,000	4.250%, 04/01/2024	228,879
5,000	3.900%, 07/15/2026	5,109
125,000	Valero Energy Corp. 3.400%, 09/15/2026	124,427
180,000	Williams Partners LP 3.600%, 03/15/2022	183,346

		5,421,982

	Pharmaceuticals - 1.28%
	Actavis Funding SCS
200,000	2.350%, 03/12/2018	202,133
80,000	3.000%, 03/12/2020	82,667
55,000	3.450%, 03/15/2022 (c)	57,811
35,000	4.550%, 03/15/2035	37,292
180,000	Baxalta, Inc. 4.000%, 06/23/2025	192,454
110,000	EMD Finance LLC 2.950%, 03/19/2022 (Acquired 03/16/2015, Cost $109,806) (b)	113,536
130,000	3.250%, 03/19/2025 (Acquired 10/13/2015, Cost $127,172) (b)	134,277

Principal Amount		Value
	Pharmaceuticals (Continued)
	Johnson & Johnson
125,000	2.450%, 03/01/2026	$128,620
25,000	3.550%, 03/01/2036	27,795
55,000	Merck & Co., Inc. 1.182%, 02/10/2020 (a)	55,244
	Mylan NV
55,000	3.000%, 12/15/2018 (Acquired 12/04/2015, Cost $54,931) (b)	56,242
60,000	3.750%, 12/15/2020 (Acquired 12/04/2015, Cost $59,981) (b)	62,722
90,000	3.150%, 06/15/2021 (Acquired 05/31/2016, Cost $89,895) (b)	91,788
	Sanofi-Aventis SA
170,000	1.250%, 04/10/2018	170,377
230,000	4.000%, 03/29/2021	253,038
	Teva Pharmaceutical Finance Netherlands III BV
190,000	1.700%, 07/19/2019	189,699
150,000	2.200%, 07/21/2021	149,603
285,000	3.150%, 10/01/2026	286,929

		2,292,227

	Real Estate Management & Development - 1.39%
	American Tower Corp.
60,000	3.450%, 09/15/2021	63,219
75,000	2.250%, 01/15/2022	74,940
430,000	Boston Properties LP 3.650%, 02/01/2026	455,669
135,000	Brandywine Operating Partnership LP 4.100%, 10/01/2024	138,775
200,000	Crown Castle International Corp. 3.400%, 02/15/2021	209,517
185,000	ERP Operating LP 3.000%, 04/15/2023	189,909
	HCP, Inc.
75,000	6.000%, 01/30/2017	76,079
40,000	4.000%, 12/01/2022	42,327
	Kimco Realty Corp.
110,000	3.200%, 05/01/2021	114,978
30,000	3.400%, 11/01/2022	31,646
130,000	Liberty Property LP 5.500%, 12/15/2016	131,062
575,000	Simon Property Group LP 2.200%, 02/01/2019	586,272
	Ventas Realty LP
5,000	2.000%, 02/15/2018	5,032
90,000	2.700%, 04/01/2020	92,299
220,000	5.700%, 09/30/2043	266,018

		2,477,742

	Road & Rail - 0.86%
	Burlington Northern Santa Fe LLC
240,000	3.650%, 09/01/2025	264,526
290,000	7.950%, 08/15/2030	439,494
25,000	3.900%, 08/01/2046	26,796
90,000	CSX Corp. 6.150%, 05/01/2037	117,583
30,000	Kansas City Southern 3.000%, 05/15/2023	30,608
55,000	Norfolk Southern Corp. 2.900%, 06/15/2026	56,525

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Road & Rail (Continued)
205,000	Penske Truck Leasing Co., L.P. 4.875%, 07/11/2022 (Acquired 07/16/2013 and 10/14/2015, Cost $215,053) (b)	$229,049
170,000	Ryder Systems, Inc. 2.450%, 09/03/2019	173,566
190,000	Union Pacific Corp. 3.375%, 02/01/2035	194,205

		1,532,352

	Semiconductors & Semiconductor Equipment - 0.51%
220,000	Analog Devices, Inc. 3.900%, 12/15/2025	235,785
	Intel Corp.
50,000	1.700%, 05/19/2021	50,428
205,000	3.300%, 10/01/2021	220,995
75,000	4.900%, 07/29/2045	89,681
10,000	4.100%, 05/19/2046	10,731
	Lam Research Corp.
100,000	2.800%, 06/15/2021	102,752
190,000	3.900%, 06/15/2026	198,227

		908,599

	Software - 0.94%
	Microsoft Corp.
90,000	1.550%, 08/08/2021	89,695
110,000	2.375%, 02/12/2022	113,298
35,000	2.650%, 11/03/2022	36,515
35,000	2.400%, 08/08/2026	35,074
340,000	4.450%, 11/03/2045	387,530
105,000	3.700%, 08/08/2046	106,565
	Oracle Corp.
355,000	2.250%, 10/08/2019	363,934
150,000	1.900%, 09/15/2021	150,485
320,000	4.300%, 07/08/2034	347,690
40,000	3.900%, 05/15/2035	41,434

		1,672,220

	Specialty Retail - 0.50%
	AutoZone, Inc.
30,000	1.625%, 04/21/2019	30,118
145,000	4.000%, 11/15/2020	156,166
	Home Depot, Inc.
205,000	2.700%, 04/01/2023	213,642
220,000	3.350%, 09/15/2025	238,716
90,000	5.875%, 12/16/2036	123,685
15,000	3.500%, 09/15/2056	14,705
	Lowe’s Cos., Inc.
20,000	4.375%, 09/15/2045	22,732
85,000	3.700%, 04/15/2046	88,057

		887,821

	Technology Hardware, Storage & Peripherals - 0.81%
	Apple, Inc.
130,000	1.550%, 08/04/2021	129,865
545,000	2.400%, 05/03/2023	555,394
100,000	3.450%, 02/09/2045	95,802
20,000	3.850%, 08/04/2046	20,509
	Diamond 1 Finance Corp / Diamond 2 Finance Corp.
510,000	3.480%, 06/01/2019 (Acquired 05/17/2016, Cost $509,873) (b)	524,852

Principal Amount		Value
	Technology Hardware, Storage & Peripherals (Continued)
30,000	4.420%, 06/15/2021 (Acquired 05/17/2016, Cost $29,991) (b)	$31,386
85,000	Hewlett-Packard Co. 2.850%, 10/05/2018 (Acquired 09/30/2015, Cost $84,891) (b)	86,647

		1,444,455

	Tobacco - 0.33%
	Altria Group, Inc.
60,000	4.250%, 08/09/2042	65,177
30,000	3.875%, 09/16/2046	31,262
220,000	Philip Morris International, Inc. 2.750%, 02/25/2026	225,953
	Reynolds American, Inc.
65,000	2.300%, 06/12/2018	65,972
160,000	5.850%, 08/15/2045	208,829

		597,193

	Wireless Telecommunication Services - 0.17%
250,000	Rogers Communications, Inc. 5.450%, 10/01/2043	308,386

	Total Corporate Obligations (Cost $67,600,944)	71,346,300

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 0.43%
	Mexico Government International Bond
60,000	4.750%, 03/08/2044	62,325
100,000	5.750%, 10/12/2110	106,250
30,000	Peruvian Government International Bond 5.625%, 11/18/2050	39,750
460,000	Province of Ontario Canada 2.500%, 04/27/2026	474,312
85,000	Province of Quebec Canada 2.500%, 04/20/2026	87,323

	Total Foreign Government Debt Obligations (Cost $732,174)	769,960

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 34.90%
	Federal Home Loan Mortgage Corp.
85,948	Series 2590, 5.000%, 03/15/2018 (g)	87,824
794,022	Series K703, 2.699%, 05/25/2018	810,967
1,892	Pool #E9-9763 4.500%, 09/01/2018	1,939
1,309	Pool #E9-9764 4.500%, 09/01/2018	1,341
600,000	Series K705, 2.303%, 09/25/2018 (a)	611,303
900,000	Series K706, 2.323%, 10/25/2018	917,577
600,000	Series K709, 2.086%, 03/25/2019	610,622
73,373	Pool #D9-6291 4.500%, 09/01/2023	80,336
159,171	Pool #G1-3624 5.000%, 08/01/2024	171,272
255,000	Series 2015-HQA1, 3.175%, 03/27/2028 (a)	261,393
250,000	Series 2015-DNA3, 3.375%, 04/25/2028 (a)	257,794
246,336	Series 2329, 6.500%, 06/15/2031	284,904
120,309	Series 2338, 6.500%, 07/15/2031	145,545
203,967	Pool #78-0447 2.788%, 04/01/2033 (a)	214,524
874,879	Pool #U8-9032 3.000%, 07/01/2033	928,104
139	Pool #A4-3129 5.500%, 02/01/2036	156
300,000	Pool #TBA 4.000%, 11/15/2040 (d)	321,457
686,831	Pool #U9-0688 4.000%, 05/01/2042	746,977
1,900,000	Pool #TBA 3.500%, 10/15/2042 (d)	2,004,611
1,800,000	Pool #TBA 3.500%, 11/15/2042 (d)	1,896,820
832,368	Pool #G0-8635 3.000%, 04/01/2045	866,004

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
	Federal National Mortgage Association
408	Pool #685505 5.000%, 05/01/2018	$419
440	Pool #705709 5.000%, 05/01/2018	453
118,927	Series 2014-C01, 2.125%, 01/25/2024 (a)	119,867
181,595	Series 2014-C02, 1.475%, 05/28/2024 (a)	181,653
884,259	Pool #AI4868 4.000%, 06/01/2026	939,088
791,842	Pool #AJ8325 3.000%, 12/01/2026	834,324
348,907	Pool #AB5907 3.000%, 08/01/2027	367,353
887,262	Pool #AQ5095 3.000%, 11/01/2027	937,171
655,220	Pool #AL2877 3.500%, 01/01/2028	692,359
300,000	Pool #TBA 2.500%, 10/15/2028 (d)	310,750
1,314,067	Pool #AS2558 3.000%, 06/01/2029	1,385,556
39,298	Pool #544859 2.461%, 08/01/2029 (a)	39,852
172,517	Pool #786848 7.000%, 10/01/2031	201,287
5,602	Pool #727181 5.000%, 08/01/2033	6,293
2,906	Pool #730727 5.000%, 08/01/2033	3,281
818	Pool #741862 5.500%, 09/01/2033	933
937	Pool #766197 5.500%, 02/01/2034	1,063
191	Pool #776974 5.500%, 04/01/2034	220
191,437	Pool #888504 2.579%, 04/01/2034 (a)	202,019
446,259	Pool #MA1870 4.500%, 04/01/2034	492,386
8,238	Pool #775776 5.500%, 05/01/2034	9,378
185,951	Pool #802783 2.607%, 10/01/2034 (a)	196,505
7,119	Pool #781629 5.500%, 12/01/2034	8,116
7,885	Pool #822815 5.500%, 04/01/2035	8,969
6,835	Pool #357850 5.500%, 07/01/2035	7,801
4,287	Pool #820242 5.000%, 07/01/2035	4,759
1,272	Pool #838452 5.500%, 09/01/2035	1,458
7,465	Pool #865854 6.000%, 03/01/2036	8,669
10,972	Pool #891474 6.000%, 04/01/2036	12,745
9,632	Pool #906000 6.000%, 01/01/2037	11,058
87	Pool #928062 5.500%, 02/01/2037	98
199	Pool #899119 5.500%, 04/01/2037	226
62	Pool #938488 5.500%, 05/01/2037	70
248	Pool #970131 5.500%, 03/01/2038	282
221	Pool #981313 5.500%, 06/01/2038	250
202	Pool #985108 5.500%, 07/01/2038	230
56	Pool #964930 5.500%, 08/01/2038	63
130	Pool #987032 5.500%, 08/01/2038	148
177	Pool #968371 5.500%, 09/01/2038	200
61	Pool #993050 5.500%, 12/01/2038	69
27,933	Pool #993579 4.000%, 05/01/2039	30,021
6,062	Pool #AA5840 4.000%, 06/01/2039	6,515
79,097	Pool #AA8715 4.000%, 06/01/2039	87,553
302,016	Pool #AD0586 4.500%, 12/01/2039	337,183
234,136	Pool #AD5574 5.000%, 04/01/2040	260,086
842,133	Pool #AD4062 5.000%, 05/01/2040	938,417
751,823	Pool #AD6929 5.000%, 06/01/2040	835,280
17,019	Pool #AD9896 4.000%, 08/01/2040	18,337
519,599	Pool #AE0217 4.500%, 08/01/2040	570,332
21,437	Pool #AB1500 4.000%, 09/01/2040	23,085
17,780	Pool #AD9856 4.000%, 09/01/2040	19,155
13,116	Pool #AE2559 4.000%, 09/01/2040	14,097
4,862	Pool #AE2562 4.000%, 09/01/2040	5,239
6,105	Pool #AE2566 4.000%, 09/01/2040	6,564
42,314	Pool #AE4124 4.000%, 10/01/2040	45,503
22,391	Pool #AE4888 4.000%, 10/01/2040	24,066
6,200,000	Pool #TBA 3.500%, 10/01/2040 (d)	6,542,453
33,085	Pool #AE3916 4.000%, 11/01/2040	35,559

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
4,474	Pool #AE5147 4.000%, 11/01/2040	$4,817
54,223	Pool #AE8715 4.000%, 11/01/2040	58,432
555,965	Pool #AE0698 4.500%, 12/01/2040	611,539
6,404	Pool #AH0006 4.000%, 12/01/2040	6,901
16,473	Pool #AH0020 4.000%, 12/01/2040	17,751
35,491	Pool #AH0599 4.000%, 12/01/2040	38,145
11,400	Pool #AH0601 4.000%, 12/01/2040	12,281
25,297	Pool #AH1263 4.000%, 01/01/2041	27,265
98,274	Pool #AL5233 4.000%, 01/01/2041	105,622
7,155	Pool #AH4659 4.000%, 02/01/2041	7,710
105,718	Pool #AH5653 4.000%, 02/01/2041	113,971
162,942	Pool #AL0934 5.000%, 02/01/2041	181,315
830,213	Pool #AB2537 5.000%, 03/01/2041	925,701
254,871	Pool #AD1889 4.500%, 03/01/2041	280,243
12,238	Pool #AH6150 4.000%, 03/01/2041	13,190
137,753	Pool #AL0215 4.500%, 04/01/2041	151,553
124,233	Pool #AL0187 5.000%, 05/01/2041	138,119
1,066,429	Pool #AL0208 4.500%, 05/01/2041	1,173,424
20,561	Pool #AL0456 5.000%, 06/01/2041	22,875
736,365	Pool #AB3395 4.500%, 08/01/2041	810,248
101,076	Pool #AI8842 4.500%, 08/01/2041	111,217
43,716	Pool #AL0815 4.000%, 09/01/2041	48,210
16,058	Pool #AJ1562 4.000%, 10/01/2041	17,711
16,112	Pool #AJ1972 4.000%, 10/01/2041	17,764
896,930	Pool #AJ2212 4.500%, 10/01/2041	990,819
24,018	Pool #AJ4756 4.000%, 10/01/2041	26,485
400,000	Pool #TBA 4.500%, 10/15/2041 (d)	438,116
20,263	Pool #AJ3330 4.000%, 11/01/2041	22,356
21,104	Pool #AJ4549 4.000%, 11/01/2041	23,273
14,884	Pool #AJ4698 4.000%, 11/01/2041	16,413
32,858	Pool #AJ5424 4.000%, 11/01/2041	36,240
13,261	Pool #AJ7840 4.000%, 11/01/2041	14,462
20,874	Pool #AB3995 4.000%, 12/01/2041	23,033
19,944	Pool #AI0848 4.000%, 12/01/2041	22,001
18,179	Pool #AJ4187 4.000%, 12/01/2041	20,048
21,932	Pool #AJ5736 4.000%, 12/01/2041	24,186
14,483	Pool #AJ5968 4.000%, 12/01/2041	15,566
26,885	Pool #AJ6061 4.000%, 12/01/2041	29,662
16,594	Pool #AJ7868 4.000%, 12/01/2041	18,308
36,388	Pool #AJ8104 4.000%, 12/01/2041	40,140
21,744	Pool #AJ8109 4.000%, 12/01/2041	23,990
15,780	Pool #AJ8171 4.000%, 12/01/2041	17,414
25,165	Pool #AJ8341 4.000%, 12/01/2041	27,755
40,817	Pool #AJ8436 4.000%, 12/01/2041	45,013
15,854	Pool #AJ8912 4.000%, 12/01/2041	17,332
21,731	Pool #AJ9248 4.000%, 12/01/2041	23,975
21,924	Pool #AJ2446 4.000%, 01/01/2042	23,564
24,090	Pool #AJ7538 4.000%, 01/01/2042	26,590
8,225	Pool #AJ8001 4.000%, 01/01/2042	8,840
23,219	Pool #AJ8369 4.000%, 01/01/2042	25,606
24,124	Pool #AJ9162 4.000%, 01/01/2042	26,620
125,121	Pool #AJ9330 4.000%, 01/01/2042	138,051
14,571	Pool #AJ9779 4.000%, 01/01/2042	15,918
21,882	Pool #AK0170 4.000%, 01/01/2042	24,153
44,246	Pool #AK0543 4.000%, 01/01/2042	48,846
17,464	Pool #AK0563 4.000%, 01/01/2042	19,279
37,870	Pool #AK1827 4.000%, 01/01/2042	41,790
553,141	Pool #AL2752 5.000%, 03/01/2042	617,087
120,301	Pool #AB5529 4.000%, 07/01/2042	130,853

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
242,759	Pool #AB6228 3.500%, 09/01/2042	$257,137
472,209	Pool #AQ9316 2.500%, 01/01/2043	478,729
956,750	Pool #AB7928 3.000%, 02/01/2043	996,878
1,337,358	Pool #AT2720 3.000%, 05/01/2043	1,398,676
998,935	Pool #AT5900 3.000%, 06/01/2043	1,040,821
560,178	Pool #AU1625 3.500%, 07/01/2043	595,186
1,877,777	Pool #AS5469 4.000%, 07/01/2045	2,033,078
1,817,366	Pool #AZ0832 4.000%, 07/01/2045	1,953,256
200,231	Pool #AS5597 3.500%, 08/01/2045	211,669
1,666,999	Pool #AS6196 3.500%, 11/01/2045	1,764,827
1,128,678	Pool #AS7170 3.500%, 05/01/2046	1,195,001
1,125,972	Pool #AS7242 3.500%, 05/01/2046	1,192,136
802,938	Pool #BC9468 3.000%, 06/01/2046	835,525
1,077,429	Pool #AS7492 4.000%, 07/01/2046	1,165,100
	Government National Mortgage Association
13,194	Pool #614436 5.000%, 08/15/2033	14,715
42,344	Pool #736686 5.000%, 02/15/2039	47,477
910,214	Pool #723248 5.000%, 10/15/2039	1,036,915
186,037	Pool #782916 5.500%, 02/15/2040	210,720
503,661	Pool #733724 4.500%, 06/15/2040	562,502
688,466	Pool #752599 4.000%, 10/20/2040	750,658
499,969	Pool #752631 4.500%, 10/20/2040	546,549
501,424	Pool #783403 3.500%, 09/15/2041	533,569
500,000	Pool #TBA 3.500%, 10/15/2041 (d)	531,582
1,400,000	Pool #TBA 4.000%, 10/15/2041 (d)	1,500,242
400,000	Pool #TBA 3.500%, 10/15/2042 (d)	424,875
820,997	Pool #AD8801 3.500%, 03/15/2043	878,890
2,500,000	Pool #TBA 3.000%, 10/15/2044 (d)	2,619,141
383,045	Pool #AL9364 3.500%, 03/20/2045	411,052
508,750	Pool #MA2681M 5.000%, 03/20/2045	552,375
535,224	Pool #MA2960M 3.000%, 07/20/2045	561,601

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $60,566,244)	62,269,006

	MUNICIPAL DEBT OBLIGATIONS - 0.63%
	California, GO,
165,000	7.550%, 04/01/2039	264,397
80,000	7.350%, 11/01/2039	122,441
85,000	7.600%, 11/01/2040	137,881
160,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond, 6.899%, 12/01/2040	210,357
45,000	Illinois, GO, 5.100%, 06/01/2033	43,425
70,000	New Jersey State Turnpike Authority, Series F, Revenue Bond, 7.414%, 01/01/2040	109,677
205,000	University of California, Refunding, Revenue Bond, 4.601%, 05/15/2031	240,041

	Total Municipal Debt Obligations (Cost $1,011,442)	1,128,219

	U.S. TREASURY OBLIGATIONS - 13.55%
	U.S. Treasury Bonds - 5.24%
2,622,886	0.125%, 07/15/2024 (f)(h)	2,663,407
5,285,000	3.125%, 11/15/2041	6,153,928
510,000	2.500%, 05/15/2046	527,870

Principal Amount		Value
	U.S. Treasury Notes - 8.31%
970,000	0.750%, 02/28/2018	$970,417
2,230,000	0.750%, 07/15/2019	2,223,031
3,730,000	2.000%, 02/15/2022	3,877,742
3,955,000	2.375%, 08/15/2024	4,214,547
1,603,000	2.000%, 08/15/2025 (h)	1,659,168
1,876,000	1.625%, 05/15/2026 (h)	1,878,857

	Total U.S. Treasury Obligations (Cost $22,985,797)	24,168,967

Number of Shares
	SHORT TERM INVESTMENTS - 1.88%
	Money Market Funds - 1.88%
3,348,796	Deutsche Government Money Market Series - Institutional Shares, Effective Yield, 0.32% (e)	3,348,796

	Total Short Term Investments (Cost $3,348,796)	3,348,796

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 0.08%
	Money Market Funds - 0.08%
133,488	Mount Vernon Prime Portfolio Effective Yield, 0.68% (e)	133,488

	Total Investments Purchased as Securities Lending Collateral (Cost $133,488)	133,488

	Total Investments (Cost $186,935,792) - 108.70%	193,928,513
	Liabilities in Excess of Other Assets - (8.70)%	(15,529,527)

	TOTAL NET ASSETS - 100.00%	$178,398,986

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable Rate Security. The rate shown is the rate in effect on September 30, 2016.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $19,435,921, which represents 10.89% of total net assets.
(c)	All or portion of this security is on loan.
(d)	Security purchased on a when-issued basis. On September 30, 2016, the total value of investments purchased on a when-issued basis was $16,590,047 or 9.30% of total net assets.
(e)	Seven-day yield as of September 30, 2016.
(f)	Represents a U.S. Treasury Inflation Protected Security.
(g)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security totals $198,444, which represents 0.11% of total net assets.
(h)	All or a portion of this security is held as collateral for certain swap contracts.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2016

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Eurodollar 90 Day Futures	19	4,699,413	Dec-17	$1,449
Eurodollar 90 Day Futures	(19)	(4,695,375)	Sep-18	(1,999)
U.S. Treasury 2 - Year Note Futures	(1)	(218,469)	Dec-16	92
U.S. Treasury 5 - Year Note Futures	62	7,533,969	Dec-16	1,344
U.S. Treasury 10 - Year Note Futures	(44)	(5,769,500)	Dec-16	(4,690)
U.S. Treasury 10 - Year Ultra Note Futures	3	432,469	Dec-16	(897)
U.S. Treasury Long Bond Futures	(6)	(1,008,938)	Dec-16	13,488
U.S. Treasury Ultra Bond Futures	17	3,125,875	Dec-16	(50,620)

				($41,833)

GuideMark® Core Fixed Income Fund

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION(1)

September 30, 2016 (Unaudited)

Reference Obligation	Implied Credit Spread at March 31, 2016(2)	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.26 Index*	0.69%	1.000%	6/20/2021	Morgan Stanley	$3,666,000	$(51,999)	$(44,268)	$(7,731)

						$(51,999)	$(44,268)	$(7,731)

GuideMark® Core Fixed Income Fund

INTEREST RATE SWAPS

September 30, 2016 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index		Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	*	2.250%	9/21/2026	Morgan Stanley	$4,143,000	$(296,069)	$(181,289)	$(114,780)

							$(296,069)	$(181,289)	$(114,780)

1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
*	Centrally cleared swap, clearing agent: Citibank

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 96.47%
	Arizona - 3.37%
$400,000	Arizona University System Board of Regents, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2028	$474,280
300,000	Phoenix Civic Improvement Wastewater System, Refunding, Revenue Bond, NATL-RE Insured, 5.000%, 07/01/2020	309,282
500,000	Salt River Project, Series A, Revenue Bond, 5.000%, 01/01/2021	526,150

		1,309,712

	Arkansas - 1.43%
500,000	University of Arkansas, Series A, Revenue Bond, 4.125%, 11/01/2030	556,620

	California - 14.44%
120,000	Alameda Corridor Transportation Authority, Series B, Refunding, Revenue Bond, 5.000%, 10/01/2037	145,075
100,000	California Health Facilities Financing Authority, Series A, Revenue Bond, 4.000%, 10/01/2047	108,217
200,000	California Municipal Finance Authority, Mobile Home Park, Series A, Refunding, Revenue Bond, 6.400%, 08/15/2045	226,168
400,000	California State University, Series A, Refunding, Revenue Bond, 5.000%, 11/01/2031	497,464
200,000	California Statewide Community Development Authority, Refunding, Revenue Bond, 6.125%, 07/01/2046	223,060
	California Statewide Community Development Authority, Series A, Revenue Bond,
160,000	6.125%, 11/01/2033	186,651
215,000	5.250%, 12/01/2056	245,971
500,000	California Statewide Community Development Authority, Series A, Revenue Bond, CMI Insured, 5.000%, 08/01/2034	595,525
1,000,000	California, GO, 6.500%, 04/01/2033	1,139,920
400,000	California, Refunding, GO, 5.000%, 11/01/2043	484,048
100,000	Golden State Tobacco Securitization Corp., Series A, Revenue Bond, 4.000%, 06/01/2031	112,852
500,000	Los Angeles Department of Airports, Series A, Refunding, Revenue Bond, 5.250%, 05/15/2029	555,175
500,000	San Mateo Joint Powers Financing Authority, Series A, Refunding, Revenue Bond, 5.250%, 07/15/2025	565,230
250,000	Southern California Public Power Authority, Revenue Bond, 5.250%, 07/01/2028	294,228
200,000	University of California, Series G, Refunding, Revenue Bond, 5.000%, 05/15/2037	237,888

		5,617,472

Principal Amount		Value
	Colorado - 3.68%
$350,000	Castle Pines North Metropolitan District, Refunding, Revenue Bond, 4.000%, 12/01/2044	$370,195
130,000	Colorado Health Facilities Authority, Revenue Bond, 8.000%, 08/01/2043	153,044
750,000	Regional Transportation District, Series A, Revenue Bond, 5.000%, 11/01/2027	907,612

		1,430,851

	Connecticut - 1.38%
500,000	Connecticut Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2025	536,730

	Florida - 2.95%
300,000	Brevard County Health Facilities Authority, Prerefunded, Revenue Bond, 7.000%, 04/01/2039	344,778
225,000	Miami-Dade County Educational Facilities, Series A, Refunding, Revenue Bond, 5.000%, 04/01/2040	264,958
430,000	Miami-Dade County Health Facilities, Series A, Refunding, Revenue Bond, 5.250%, 08/01/2021	476,358
10,000	Palm Beach County Florida Health Facilities Authority, Revenue Bond, 7.250%, 06/01/2034	12,159
40,000	Palm Beach County Florida Health Facilities Authority, Series A, Refunding, Revenue Bond, 7.500%, 06/01/2049	49,032

		1,147,285

	Georgia - 2.24%
300,000	Atlanta Water & Wastewater, Refunding, Revenue Bond, 5.000%, 11/01/2040	358,563
350,000	Atlanta Water & Wastewater, Series A, Refunding, Revenue Bond, 6.250%, 11/01/2039	406,032
100,000	Marietta Development Authority, Revenue Bond, 7.000%, 06/15/2039	104,877

		869,472

	Hawaii - 2.00%
250,000	Hawaii, Series A, Revenue Bond, 5.000%, 01/01/2033	306,735
400,000	Hawaii, Series DZ, GO, 5.000%, 12/01/2030	472,688

		779,423

	Illinois - 4.31%
70,000	Chicago Waterworks, Revenue Bond, 5.000%, 11/01/2028	84,114
225,000	Illinois Finance Authority, Revenue Bond, 7.000%, 08/15/2044	262,701
210,000	Illinois Metropolitan Pier and Exposition Authority, Series B, Unrefunded, Revenue Bond, 5.000%, 06/15/2023	238,413
200,000	Illinois Toll Highway Authority, Series D, Refunding, Revenue Bond, 5.000%, 01/01/2025	249,664

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Illinois (Continued)
$150,000	O’Hare International Airport, Series D, Refunding, Revenue Bond, 5.250%, 01/01/2030	$177,972
500,000	Railsplitter Tobacco Settlement Authority, Revenue Bond, 6.250%, 06/01/2024	501,295
120,000	Southwestern Illinois Development Authority Health Care Facilities, Refunding, Revenue Bond, 7.125%, 11/01/2043	161,119

		1,675,278

	Indiana - 2.99%
500,000	Fishers Industry Redevelopment District, Revenue Bond, 5.250%, 07/15/2034	565,405
250,000	Indiana Municipal Power Agency, Series A, Refunding, Revenue Bond, 5.250%, 01/01/2032	301,853
125,000	Shoals Exempt Facilities, Revenue Bond, 7.250%, 11/01/2043	150,660
115,000	Valparaiso Exempt Facilities, Revenue Bond, 7.000%, 01/01/2044	144,639

		1,162,557

	Kansas - 1.59%
500,000	Kansas Department of Transportation Highway Revenue, Series A, Revenue Bond, 5.000%, 09/01/2029	619,480

	Kentucky - 0.26%
100,000	Kentucky Public Transportation Infrastructure Authority, Series A, Revenue Bond, 5.000%, 07/01/2017	102,936

	Louisiana - 1.64%
360,000	Louisiana Citizens Property, Revenue Bond, AGM Insured, 6.750%, 06/01/2026	394,715
200,000	Louisiana Highway Improvement, Series A, Revenue Bond, 5.000%, 06/15/2029	244,022

		638,737

	Maryland - 2.59%
250,000	Baltimore County Metropolitan District Band, Refunding, GO, 5.000%, 08/01/2025	323,242
365,000	Montgomery County, Series A, Refunding, GO, 5.000%, 11/01/2028	459,882
200,000	Westminster Project Revenue, Lutheran Village at Miller’s Grant, Series A, Revenue Bond, 6.000%, 07/01/2034	222,304

		1,005,428

	Massachusetts - 2.21%
785,000	Massachusetts Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.500%, 11/15/2036	859,991

	Michigan - 0.62%
100,000	Grand Valley State University, Series B, Refunding, Revenue Bond, 5.000%, 12/01/2024	123,061

Principal Amount		Value
	Michigan (Continued)
$100,000	Michigan Finance Authority, Revenue Bond, 5.000%, 11/15/2041	$118,094

		241,155

	Minnesota - 2.97%
160,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2030	193,032
100,000	Minnesota, Series A, GO, 5.000%, 08/01/2023	124,670
150,000	Rochester Health Care & Housing Facility, Series A, Refunding, Revenue Bond, 6.875%, 12/01/2048	175,578
300,000	Rochester Health Care Facilities Mayo Clinic, Series C, Revenue Bond, 4.500%, 11/15/2038 (a)	347,481
250,000	Southern Minnesota Municipal Power Supply System, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2025	313,170

		1,153,931

	Missouri - 1.02%
350,000	St. Louis Airport, Revenue Bond, 6.625%, 07/01/2034	398,657

	Nebraska - 1.91%
130,000	Douglas County Hospital Authority No. 3, Refunding, Revenue Bond, 5.000%, 11/01/2024	157,534
500,000	Omaha Public Power Distributors, Series B, Revenue Bond, 5.000%, 02/01/2027	583,465

		740,999

	New Hampshire - 0.35%
120,000	New Hampshire Health & Educational Facilities Authority, Refunding, Revenue Bond, 5.000%, 07/01/2027	136,423

	New Jersey - 1.07%
150,000	New Jersey Economic Development Authority, Refunding, Revenue Bond, 5.250%, 06/15/2030	169,164
255,000	Tobacco Settlement Financing Corp., Series 1A, Refunding, Revenue Bond, 5.000%, 06/01/2041	246,223

		415,387

	New York - 12.86%
325,000	Brooklyn Arena Local Development Corp., Revenue Bond, 6.500%, 07/15/2030	382,148
100,000	MTA Hudson Rail Yards Trust Obligations, Series A, Revenue Bond, 5.000%, 11/15/2056	115,628
100,000	Nassau County Tobacco Settlement Corp., Series A-2, Revenue Bond, 5.250%, 06/01/2026 (a)	100,728
40,000	New York City Industrial Development Agency, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2022	45,635
200,000	New York City Transitional Finance Authority, Series A-1, Revenue Bond, 5.000%, 08/01/2031	250,808
250,000	New York City, Series F, Refunding, GO, 5.000%, 08/01/2025	298,122

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	New York (Continued)
$270,000	New York City, Series I, GO, 5.375%, 04/01/2036	$297,840
375,000	New York City, Series I, Prerefunded, GO, 5.375%, 04/01/2036	416,310
325,000	New York Dormitory Authority, Revenue Bond, 6.125%, 12/01/2029	352,274
250,000	New York Dormitory Authority, Series B, Refunding, Revenue Bond, 5.000%, 07/01/2038	299,610
500,000	New York Environmental Facilities Corporation, Revenue Bond, 5.500%, 10/15/2027	683,065
500,000	New York Environmental Facilities Corporation, Series A, Revenue Bond, 5.000%, 06/15/2034	552,890
50,000	New York Transportation Development Corp., Revenue Bond, 5.000%, 08/01/2031	54,668
100,000	New York Transportation Development Corp., Series A, Revenue Bond, 5.250%, 01/01/2050	114,762
250,000	New York Urban Development Corp., Series A, Refunding, Revenue Bond, 5.000%, 03/15/2024	313,013
200,000	New York, Series E, GO, 4.000%, 12/15/2027	224,786
195,000	Niagara Tobacco Asset Securitization Corporation, Refunding, Revenue Bond, 4.000%, 05/15/2029	195,349
250,000	Port Authority of New York and New Jersey, Refunding, Revenue Bond, 5.000%, 10/15/2041	303,833

		5,001,469

	North Carolina - 1.00%
320,000	North Carolina Eastern Municipal Power Agency Power Systems, Series A, Revenue Bond, 5.000%, 01/01/2025	387,830

	Ohio - 2.79%
500,000	Buckeye Tobacco Settlement Financial Authority, Series A, Revenue Bond, 5.875%, 06/01/2047	490,550
500,000	Ohio Higher Education Facilities Commission, Refunding, Revenue Bond, 5.000%, 01/01/2026	593,390

		1,083,940

	Oregon - 0.08%
25,000	Oregon Department Administrative Lottery Services, Series A, Unrefunded, Revenue Bond, 5.250%, 04/01/2024	29,520

	Pennsylvania - 3.19%
350,000	Butler County Hospital Authority, Revenue Bond, 7.125%, 07/01/2029	407,872
250,000	Delaware Valley Pennsylvania Regional Finance Authority, Series A, Revenue Bond, AMBAC Insured, 5.500%, 08/01/2028	318,108
200,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bond, 5.800%, 07/01/2030	234,738

Principal Amount		Value
	Pennsylvania (Continued)
$150,000	University of Pittsburgh of the Commonwealth System of Higher Education, Series B, Revenue Bond, 5.000%, 09/15/2028	$164,223
100,000	Westmoreland County Municipal Authority, Revenue Bond, BAM Insured, 5.000%, 08/15/2042	117,498

		1,242,439

	South Carolina - 1.28%
400,000	Charleston Educational Excellence Financing Corp., Refunding, Revenue Bond, 5.000%, 12/01/2025	496,176

	South Dakota - 0.30%
100,000	South Dakota Educational Enhancement Funding Corp. Tobaccos Settlement, Series B, Refunding, Revenue Bond, 5.000%, 06/01/2026	117,245

	Texas - 9.47%
200,000	Central Texas Regional Mobility Authority, Series A, Refunding, Revenue Bond, 6.000%, 01/01/2041	240,198
100,000	Central Texas Turnpike System, Series C, Refunding Bond, Revenue Bond, 5.000%, 08/15/2029	119,710
200,000	Dallas-Fort Worth International Airport, Series B, Revenue Bond, 5.000%, 11/01/2026	239,582
515,000	Frisco Texas Independent School District, Series A, GO, PSF-GTD Insured, 6.000%, 08/15/2038	562,555
150,000	Harris County Industrial Development, Revenue Bond, 5.000%, 02/01/2023	164,706
200,000	New Hope Cultural Education Facilities Corp., Series A-1, Revenue Bond, 5.000%, 07/01/2046	235,404
350,000	North Texas Tollway Authority, Series A, Refunding, Revenue Bond, 4.000%, 01/01/2038	382,585
100,000	North Texas Tollway Authority, Series B, Refunding, Revenue Bond, 5.000%, 01/01/2029	122,255
300,000	Texas A & M Permanent University Fund, Series A, Revenue Bond, 5.250%, 07/01/2030	380,562
200,000	Texas Municipal Gas Acquisition, Series D, Revenue Bond, 6.250%, 12/15/2026	253,892
	Texas Private Activity Surface Transportation Corp., Revenue Bond,
200,000	7.500%, 12/31/2031	240,968
200,000	7.500%, 06/30/2033	242,784
85,000	7.000%, 12/31/2038	107,822
115,000	6.750%, 06/30/2043	143,175
200,000	Texas, GO, 5.000%, 04/01/2029	245,436

		3,681,634

	Utah - 1.52%
500,000	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	590,835

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Virginia - 1.47%
$400,000	Virginia College Building Authority Educational Facilities, Revenue Bond, 5.750%, 01/01/2034	$570,244

	Washington - 1.70%
325,000	Central Puget Sound Regional Transit Authority, Series P-1, Refunding, Revenue Bond, 5.000%, 02/01/2027	387,930
250,000	Washington Health Care Facilities Authority, Refunding, Revenue Bond, 6.375%, 10/01/2036	275,142

		663,072

	Wisconsin - 5.79%
500,000	Southeast Wisconsin Professional Baseball Park Sales Tax, Series A, Revenue Bond, NATL-RE Insured, 5.500%, 12/15/2026	633,865
100,000	Wisconsin Health & Educational Facilities Authority, Refunding, Revenue Bond, 5.000%, 05/01/2025	113,383
	Wisconsin Public Finance Authority, Refunding, Revenue Bond,
165,000	5.000%, 07/01/2022	183,303
150,000	5.750%, 10/01/2031	157,500
500,000	Wisconsin, Series 2, Refunding, GO, 5.000%, 05/01/2025	602,710
500,000	Wisconsin, Series A, Refunding, Revenue Bond, 6.000%, 05/01/2033	561,690

		2,252,451

	Total Municipal Debt Obligations (Cost $33,912,393)	37,515,379

Number of Shares		Value
	SHORT TERM INVESTMENTS - 2.38%
	Money Market Funds - 2.38%
925,292	Government TaxAdvantage Portfolio - Institutional Shares Effective Yield, 0.12% (b)	$925,292

	Total Short Term Investments (Cost $925,292)	925,292

	Total Investments (Cost $34,837,685) - 98.85%	38,440,671
	Other Assets in excess of Liabilities - 1.15%	446,976

	TOTAL NET ASSETS - 100.00%	$38,887,647

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown is the rate in effect on September 30, 2016.
(b)	Seven-day yield as of September 30, 2016

Glossary of Terms

AGM	-	Assured Guaranty Municipal Corp.
AMBAC	-	Ambac Financial Group, Inc.
BAM	-	Build America Mutual
CMI	-	California Mortgage Insurance
GO	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corp.
PSF-GTD	-	Texas Permanent School Fund

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 20.46%
904,366	Alternative Loan Trust Series 2007-15CB, 6.000%, 07/25/2037	$812,700
	Banc of America Funding Corp.
1,249,157	Series 2006-3, 5.750%, 03/25/2036	1,177,542
920,716	Series 2007-3, 5.831%, 04/25/2037 (a)	813,284
897,201	Chase Mortgage Finance Trust Series 2007-S3, 6.000%, 05/25/2037	723,340
44,767	Citigroup Mortgage Loan Trust Series 2010-8, 4.000%, 11/25/2036 (Acquired 11/01/2012, Cost $45,315) (b)	44,968
	Credit Suisse Mortgage Capital Mortgage-Backed Trust
406,936	Series 2006-9, 6.000%, 11/25/2036	388,626
470,254	Series 2007-1, 6.000%, 02/25/2037	404,360
461,048	Deutsche Alt-A Securities, Inc. Series 2006-AR1, 3.062%, 02/25/2036 (a)	374,295
443,134	First Horizon Alternative Mortgage Securities Series 2007-FA4, 6.250%, 08/25/2037	349,595
480,116	First Horizon Mortgage Pass-Through Trust Series 2007-4, 6.000%, 08/25/2037	407,596
	GSR Mortgage Loan Trust
806,082	Series 2006-9F, 6.500%, 10/25/2036	688,617
366,094	Series 2007-4F, 6.000%, 07/25/2037	333,397
623,682	IndyMac IMJA Mortgage Loan Trust Series 2007-A3, 6.250%, 11/25/2037	506,805
488,311	IndyMac INDX Mortgage Loan Trust Series 2005-AR1, 2.901%, 03/25/2035 (a)	488,857
7,815,607	JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, 2.008%, 10/17/2045 (a)(h)	564,611
582,033	Lehman Mortgage Trust Series 2006-2, 5.750%, 04/25/2036	587,644
562,943	MASTR Adjustable Rate Mortgages Trust Series 2006-2, 2.962%, 01/25/2036 (a)	557,421
	Morgan Stanley Mortgage Loan Trust
982,394	Series 2005-10, 6.000%, 12/25/2035	790,685
765,781	Series 2007-12, 6.250%, 08/25/2037	683,317
	Residential Asset Securitization Trust
893,891	Series 2007-A2, 6.000%, 04/25/2037	754,672
650,879	Series 2007-A6, 6.000%, 06/25/2037	598,235
1,020,195	Series 2007-A7, 6.000%, 07/25/2037	717,497
989,912	Sequoia Mortgage Trust Series 2013-3, 2.500%, 03/25/2043 (a)	974,519
1,018,946	TBW Mortgage-Backed Trust Series 2006-6, 5.630%, 01/25/2037 (a)	642,601
257,295	Washington Mutual Mortgage Pass-Through Certificates Series 2006-5, 6.000%, 07/25/2036	224,810
311,274	Wells Fargo Alternative Loan Trust Series 2007-PA1, 6.000%, 03/25/2037	264,037

	Total Collateralized Mortgage Obligations (Cost $16,226,243)	14,874,031

Number of Shares
	COMMON STOCKS - 0.03%
	Oil, Gas & Consumable Fuels - 0.02%
15,898	OGX Petroleo e Gas SA - ADR	11,451

Number of Shares		Value
	Transportation - 0.01%
22	CEVA Holdings LLC (c)(g)	$7,851

	Total Common Stocks (Cost $29,791)	19,302

Principal Amount
	CONVERTIBLE OBLIGATIONS - 1.11%
	Metals & Mining - 1.11%
780,000	B2Gold Corp. 3.250%, 10/01/2018	805,818

	Total Convertible Obligations (Cost $780,000)	805,818

	CORPORATE OBLIGATIONS - 0.90%
	Oil, Gas & Consumable Fuels - 0.07%
100,000	Linn Energy LLC / Linn Energy Finance Corp. 12.000%, 12/15/2020 (Acquired 04/04/2011 and 09/04/2014, Cost $175,278) (b)(d)	49,000
	OGX Austria GmbH
200,000	8.500%, 06/01/2018 (Acquired 04/17/2013, Cost $117,896) (d)(k)	4
800,000	8.375%, 04/01/2022 (Acquired 03/27/2012 through 06/29/2012, Cost $770,692) (d)(k)	16

		49,020

	Textiles, Apparel & Luxury Goods - 0.83%
	Edcon Limited
1,120,000	9.500%, 03/01/2018 (Acquired 04/05/2011 and 04/12/2011, Cost $1,121,484) (b)(d)	280,560
300,000	9.500%, 03/01/2018 (Acquired 08/18/2011 through 08/24/2011, Cost $401,656) (b)(d)	84,420
99,237	8.000%, 06/30/2019 (Acquired 11/08/2013 through 06/30/2016, Cost $231,753) (a)(b)	77,478
49,618	8.000%, 06/30/2019 (Acquired 11/08/2013 through 06/30/2016, Cost $31,111) (a)(b)	38,738
155,731	12.750%, 06/30/2019 (Acquired 11/08/2013 through 06/30/2016, Cost $204,907) (a)(b)	121,694

		602,890

	Total Corporate Obligations (Cost $3,054,777)	651,910

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 48.20%
	Brazil Letras do Tesouro Nacional
560,000	14.178%, 10/01/2016 (e)	172,194
18,000,000	11.640%, 01/01/2019 (e)	4,335,392
	Brazil Notas do Tesouro Nacional
300,000	10.000%, 01/01/2017	93,961
2,065,000	11.460%, 01/01/2021 (e)	622,818
30,000	10.000%, 01/01/2023	8,882
70,000	10.000%, 01/01/2025	20,449
160,000,000	Colombia Government International Bond
	7.750%, 04/14/2021	59,394

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
	Ghana Government Bond
1,630,000	23.000%, 02/13/2017	$411,902
30,000	25.480%, 04/24/2017	7,626
50,000	26.000%, 06/05/2017	12,867
520,000	25.400%, 07/31/2017	134,984
1,610,000	23.230%, 02/19/2018	405,561
150,000	22.490%, 04/23/2018	37,399
1,810,000	23.470%, 05/21/2018	456,081
990,000	19.040%, 09/24/2018	232,510
99,000	24.500%, 10/22/2018	25,271
	Indonesia Treasury Bond
313,000,000	7.875%, 04/15/2019	24,810
209,000,000	12.800%, 06/15/2021	19,690
313,000,000	8.250%, 07/15/2021	25,367
209,000,000	7.000%, 05/15/2022	16,159
37,000,000	12.900%, 06/15/2022	3,608
104,000,000	10.250%, 07/15/2022	9,279
78,000,000	5.625%, 05/15/2023	5,584
15,288,000,000	8.375%, 03/15/2024	1,270,388
39,644,000,000	8.375%, 09/15/2026	3,311,002
7,580,000,000	8.375%, 03/15/2034	634,813
	Korea Monetary Stabilization Bond
98,100,000	1.610%, 11/09/2016	89,073
945,300,000	1.700%, 08/02/2017	860,902
3,569,600,000	1.560%, 10/02/2017	3,248,979
124,000,000	1.250%, 08/02/2018	112,526
	Korea Treasury Bond
1,300,400,000	2.000%, 12/10/2017	1,189,899
437,200,000	1.500%, 06/10/2019	399,798
	Malaysia Government Bond
1,040,000	3.814%, 02/15/2017	252,669
4,710,000	3.394%, 03/15/2017	1,143,133
500,000	4.012%, 09/15/2017	122,623
490,000	3.314%, 10/31/2017	119,483
	Mexican Bonos
229,260	7.250%, 12/15/2016	1,188,424
280,100	5.000%, 06/15/2017	1,445,947
230,700	4.750%, 06/14/2018	1,179,579
	Mexican Udibonos
24,064	3.500%, 12/14/2017 (i)	126,961
14,460	4.000%, 06/13/2019 (i)	77,912
11,950	2.500%, 12/10/2020 (i)	61,699
	Philippine Government Bond
70,000	2.875%, 05/22/2017	1,450
1,990,000	2.125%, 05/23/2018	40,931
64,400,000	3.875%, 11/22/2019	1,375,580
15,690,000	3.375%, 08/20/2020	329,363
8,010,000	Philippine Treasury Bill 1.345%, 02/08/2017 (e)	164,363
2,283,000	Poland Government Bond 1.790%, 01/25/2021 (a)	588,795
1,090,000	Portugal Government International Bond 5.125%, 10/15/2024 (Acquired 07/02/2014, Cost $1,081,509) (b)	1,089,527
5,738,000	Republic of Argentina 18.200%, 10/03/2021	373,580
	Serbia Treasury Bonds
44,850,000	10.000%, 03/02/2018	442,117
890,000	10.000%, 11/21/2018	9,017

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
100,510,000	10.000%, 08/21/2019	$1,042,539
1,800,000	10.000%, 03/20/2021	19,575
5,860,000	10.000%, 09/11/2021	63,942
62,780,000	10.000%, 02/05/2022	689,488
	Sri Lanka Government Bonds
430,000	8.000%, 06/15/2017	2,892
16,500,000	5.800%, 07/15/2017	108,943
11,550,000	8.500%, 04/01/2018	76,783
140,000	8.500%, 06/01/2018	928
2,750,000	7.500%, 08/15/2018	17,775
8,660,000	8.000%, 11/15/2018	56,164
8,660,000	10.600%, 07/01/2019	58,838
3,160,000	10.600%, 09/15/2019	21,423
430,000	8.000%, 11/01/2019	2,713
340,000	9.000%, 05/01/2021	2,149
1,900,000	11.200%, 07/01/2022	12,922
	Ukraine Government International Bond
565,000	7.750%, 09/01/2024 (Acquired 04/05/2011 through 02/06/2014, Cost $617,651) (b)	541,618
565,000	7.750%, 09/01/2025 (Acquired 04/05/2011 through 02/06/2014, Cost $616,885) (b)	538,609
459,000	7.750%, 09/01/2026 (Acquired 04/05/2011 through 07/29/2013, Cost $497,611) (b)	436,050
459,000	7.750%, 09/01/2027 (Acquired 04/05/2011 through 07/29/2013, Cost $492,839) (b)	433,755
1,120,000	2.815%, 05/31/2040 (Acquired 04/05/2011 through 02/06/2014, Cost $638,231) (a)(b)(e)	362,919
	Uruguay Government International Bond
7,377,744	4.250%, 04/05/2027 (i)	238,544
19,976,109	4.375%, 12/15/2028 (i)	645,659
2,749,987	4.000%, 07/10/2030 (i)	85,006
1,241,992	3.700%, 06/26/2037 (i)	35,894
	Uruguay Notas del Tesoro
15,470,000	13.250%, 04/08/2018	534,291
13,890,000	13.900%, 07/29/2020	481,125
1,527,350	2.500%, 09/27/2022 (i)	46,186
2,754,809	4.000%, 05/25/2025 (i)	88,321

	Total Foreign Government Debt Obligations (Cost $35,553,788)	35,037,372

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 12.84%
	Federal Home Loan Mortgage Corp.
697,000	Pool #4050, 3.500%, 05/15/2032	753,916
997,713	Pool #4062, 3.500%, 06/15/2042	1,070,438
863,036	Pool #4171, 3.000%, 02/15/2043	869,084
1,192,183	Pool #4413, 3.500%, 11/15/2044	1,262,669
	Federal National Mortgage Association
832,866	Pool #1201, 3.500%, 10/01/2032	888,072
460,905	Pool #2005-56, 6.000%, 08/25/2033 (a)	510,804
221,866	Pool #2011-113, 4.000%, 03/25/2040	226,860
837,083	Pool #2012-63, 2.000%, 08/25/2040	846,410
1,532,461	Pool #2014-95, 3.000%, 04/25/2041	1,591,793

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

September 30, 2016

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
	Government National Mortgage Association
966,360	Pool #2010-62, 5.224%, 05/20/2040 (a)(h)	$148,925
989,019	Pool #2011-72, 4.854%, 05/20/2041 (a)(h)	139,177
700,000	Pool #2012-40, 4.000%, 01/20/2042	762,289
1,981,305	Pool #2013-113, 5.724%, 03/20/2043 (a)(h)	267,250

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $8,863,840)	9,337,687

Number of Shares
	PREFERRED STOCKS - 0.02%
	Transportation - 0.02%
49	CEVA Holdings LLC (c)(g)	16,993

	Total Preferred Stocks (Cost $64,483)	16,993

	WARRANTS - 0.00%
	Edcon Holdings, Ltd.
631	F - Expiration: December, 2049 (c)(g)(f)	0
6,464,770	F1 - Expiration: December, 2049 (c)(g)(f)	0
523,517	F2 - Expiration: December, 2049 (c)(g)(f)	0

	Total Warrants (Cost $0)	0

Principal Amount
	SHORT TERM INVESTMENTS - 17.06%
	Foreign Government Debt Obligation - 6.98%
200,000	Bank Negara Malaysia Monetary Notes 2.401%, 10/11/2016	48,322
17,500,000	Hong Kong Treasury Bill 0.099%, 11/02/2016	2,255,925
220,000	Malaysia Treasury Bill 2.598%, 01/20/2017	52,801
	Mexico Cetes
939,860	4.293%, 10/13/2016	484,111
1,857,620	4.355%, 12/08/2016	949,410
242,700	4.372%, 02/17/2017	123,084
198,990	5.102%, 03/16/2017 (e)(f)	100,314
265,320	5.110%, 03/30/2017 (e)	133,499
464,310	5.143%, 05/01/2017 (e)	231,780
265,310	5.168%, 07/06/2017 (e)	131,640
563,800	5.176%, 07/20/2017 (e)(f)	279,058
	Philippine Treasury Bill
180,000	1.118%, 02/22/2017	3,693
4,670,000	1.985%, 03/29/2017 (e)(f)	95,746
8,910,000	2.209%, 09/27/2017 (e)(f)	181,292

		5,070,675

Number of Shares
	Money Market Funds - 9.64%
7,008,230	Federated Prime Obligations Fund - Class IS Effective Yield, 0.38% (j)	7,008,230

Principal Amount		Value
	U.S. Government Agency Issue - 0.44%
320,000	Federal Home Loan Bank Discount Note 0.000%, 10/03/2016	$319,998

	Total Short Term Investments (Cost $12,488,131)	12,398,903

	Total Investments (Cost $77,061,053) - 100.62%	73,142,016
	Liabilities in Excess of Other Assets - (0.62)%	(451,188)

	TOTAL NET ASSETS - 100.00%	$72,690,828

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

ADR - American Depositary Receipt

(a)	Variable Rate Security. The rate shown is the rate in effect on September 30, 2016.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $4,099,336, which represents 5.64% of total net assets.
(c)	Non-income producing.
(d)	Non-income producing. Item identified as in default as to payment of interest.
(e)	Zero coupon bond. The effective yield is listed.
(f)	As of September 30, 2016, the Fund has fair valued these securities. The value of these securities total $656,410, which represents 0.90% of total net assets.
(g)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $24,844, which represents 0.03% of total net assets.
(h)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at September 30, 2016. The securities are liquid and the value of these securities total $1,119,963 which represents 1.54% of total net assets.
(i)	Represents an inflation protected security.
(j)	Seven-day yield as of September 30, 2016.
(k)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s liquidity guidelines. The value of these securities total $20, which represents 0.00% of total net assets.

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Unaudited)

September 30, 2016

Forward expiration date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
3/28/2017	Citibank	Brazilian Real	3,300,000	Euro	852,713	$(2,696)
11/21/2016	HSBC	Brazilian Real	1,440,000	U.S. Dollars	338,624	97,446
10/20/2016	Deutsche Bank	Chilean Peso	162,131,000	U.S. Dollars	239,184	6,951
10/24/2016	Deutsche Bank	Chilean Peso	166,162,750	U.S. Dollars	245,912	6,246
11/17/2016	Deutsche Bank	Chilean Peso	328,293,750	U.S. Dollars	502,747	(5,585)
10/11/2016	Barclays	Ghaniain Cedi	484,117	U.S. Dollars	113,178	8,152
10/25/2016	Citibank	Indian Rupee	96,000,000	Euro	1,273,210	3,271
10/20/2016	HSBC	Indian Rupee	117,575,000	U.S. Dollars	1,729,515	29,729
10/11/2016	Deutsche Bank	Japanese Yen	220,000,000	U.S. Dollars	2,014,099	156,398
10/17/2016	Deutsche Bank	Malaysian Ringgit	2,108,500	Euro	435,425	19,824
10/17/2016	HSBC	Malaysian Ringgit	1,652,011	Euro	373,724	(21,084)
11/8/2016	JP Morgan Chase	Malaysian Ringgit	612,600	Euro	135,456	(4,633)
3/29/2017	JP Morgan Chase	Malaysian Ringgit	13,200,000	Euro	2,807,615	(15,208)
10/11/2016	JP Morgan Chase	Malaysian Ringgit	9,974,729	Japanese Yen	279,523,825	(347,281)
1/17/2017	Citibank	Mexican Peso	16,860,600	Euro	818,524	(65,316)
4/18/2017	Citibank	Mexican Peso	46,884,480	Euro	2,250,892	(188,938)
10/17/2016	Deutsche Bank	Mexican Peso	18,798,000	U.S. Dollars	1,100,328	(132,812)
3/10/2017	HSBC	Mexican Peso	11,784,520	U.S. Dollars	639,525	(42,673)
11/2/2016	HSBC	South Korea Won	369,000,000	U.S. Dollars	335,424	(463)
11/21/2016	Citibank	South Korea Won	1,850,720,000	U.S. Dollars	1,653,019	26,786
4/26/2017	HSBC	South Korea Won	306,000,000	U.S. Dollars	278,220	(378)
11/16/2016	JP Morgan Chase	U.S. Dollars	2,038,412	Australian Dollar	2,787,000	(92,280)
11/21/2016	Citibank	U.S. Dollars	267,843	Australian Dollar	370,000	(14,995)
12/12/2016	JP Morgan Chase	U.S. Dollars	234,854	Australian Dollar	330,000	(17,286)
12/13/2016	JP Morgan Chase	U.S. Dollars	360,103	Australian Dollar	488,000	(12,750)
12/14/2016	Citibank	U.S. Dollars	242,103	Australian Dollar	328,000	(8,497)
12/14/2016	JP Morgan Chase	U.S. Dollars	117,404	Australian Dollar	164,000	(7,896)
3/13/2017	Citibank	U.S. Dollars	249,119	Australian Dollar	326,000	541
3/20/2017	JP Morgan Chase	U.S. Dollars	2,498,945	Australian Dollar	3,399,000	(92,430)
11/21/2016	HSBC	U.S. Dollars	441,176	Brazilian Real	1,440,000	5,106
10/21/2016	Deutsche Bank	U.S. Dollars	486,268	Euro	434,350	(2,149)
10/31/2016	Barclays	U.S. Dollars	776,867	Euro	691,917	(1,551)
10/31/2016	Deutsche Bank	U.S. Dollars	749,267	Euro	667,597	(1,790)
11/1/2016	JP Morgan Chase	U.S. Dollars	292,795	Euro	263,000	(3,097)
11/14/2016	Deutsche Bank	U.S. Dollars	1,154,704	Euro	1,039,000	(14,903)
11/15/2016	Deutsche Bank	U.S. Dollars	739,820	Euro	660,000	(3,177)
11/16/2016	Barclays	U.S. Dollars	162,654	Euro	150,000	(6,216)
11/17/2016	Deutsche Bank	U.S. Dollars	108,672	Euro	100,000	(3,913)
11/17/2016	Morgan Stanley	U.S. Dollars	99,453	Euro	88,500	(185)
11/18/2016	Barclays	U.S. Dollars	361,513	Euro	319,000	2,351
11/18/2016	Morgan Stanley	U.S. Dollars	130,269	Euro	115,000	790
11/22/2016	Deutsche Bank	U.S. Dollars	203,398	Euro	179,000	1,826
11/22/2016	JP Morgan Chase	U.S. Dollars	402,430	Euro	354,000	3,791
12/15/2016	Citibank	U.S. Dollars	246,657	Euro	218,594	214
12/15/2016	Morgan Stanley	U.S. Dollars	99,745	Euro	88,500	(30)
12/22/2016	Barclays	U.S. Dollars	317,552	Euro	283,000	(1,621)
12/30/2016	HSBC	U.S. Dollars	38,346	Euro	34,118	(149)
1/13/2017	Deutsche Bank	U.S. Dollars	34,167	Euro	31,000	(833)
1/19/2017	Citibank	U.S. Dollars	74,031	Euro	66,791	(1,397)
1/23/2017	Deutsche Bank	U.S. Dollars	517,383	Euro	468,680	(12,002)
1/27/2017	Goldman Sachs	U.S. Dollars	200,822	Euro	183,000	(5,918)
2/3/2017	Deutsche Bank	U.S. Dollars	229,491	Euro	208,000	(5,568)
2/6/2017	Deutsche Bank	U.S. Dollars	289,658	Euro	261,000	(5,336)
2/8/2017	Barclays	U.S. Dollars	231,158	Euro	204,000	567
2/8/2017	Goldman Sachs	U.S. Dollars	633,702	Euro	559,081	1,746
2/22/2017	Barclays	U.S. Dollars	657,160	Euro	585,000	(4,515)
3/1/2017	Deutsche Bank	U.S. Dollars	73,577	Euro	65,866	(946)
10/20/2016	HSBC	U.S. Dollars	1,737,476	Indian Rupee	117,575,000	(21,767)
10/11/2016	Deutsche Bank	U.S. Dollars	3,077,004	Japanese Yen	331,608,750	(194,612)

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued) (Unaudited)

September 30, 2016

Forward expiration date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
10/17/2016	Deutsche Bank	U.S. Dollars	4,386,048	Japanese Yen	520,185,270	$(747,385)
10/24/2016	Barclays	U.S. Dollars	165,042	Japanese Yen	19,600,000	(28,439)
12/9/2016	HSBC	U.S. Dollars	360,150	Japanese Yen	38,500,000	(20,692)
12/12/2016	Citibank	U.S. Dollars	546,190	Japanese Yen	57,980,000	(27,452)
12/13/2016	Deutsche Bank	U.S. Dollars	148,396	Japanese Yen	15,700,000	(6,946)
12/13/2016	HSBC	U.S. Dollars	448,159	Japanese Yen	47,460,000	(21,429)
12/13/2016	JP Morgan Chase	U.S. Dollars	415,033	Japanese Yen	43,970,000	(20,024)
12/16/2016	HSBC	U.S. Dollars	843,625	Japanese Yen	88,800,000	(35,158)
1/10/2017	Goldman Sachs	U.S. Dollars	168,425	Japanese Yen	19,732,000	(27,110)
1/11/2017	Barclays	U.S. Dollars	446,185	Japanese Yen	44,560,000	4,595
1/13/2017	Barclays	U.S. Dollars	674,527	Japanese Yen	68,630,000	(5,659)
1/25/2017	JP Morgan Chase	U.S. Dollars	531,264	Japanese Yen	56,000,000	(24,053)
1/27/2017	JP Morgan Chase	U.S. Dollars	166,469	Japanese Yen	19,500,000	(26,918)
2/16/2017	Citibank	U.S. Dollars	318,623	Japanese Yen	35,400,000	(32,772)
2/16/2017	JP Morgan Chase	U.S. Dollars	391,154	Japanese Yen	41,463,000	(20,426)
2/16/2017	HSBC	U.S. Dollars	158,168	Japanese Yen	17,820,000	(18,721)
2/16/2017	Goldman Sachs	U.S. Dollars	106,462	Japanese Yen	11,840,000	(11,066)
2/27/2017	Barclays	U.S. Dollars	53,450	Japanese Yen	5,910,000	(5,245)
2/28/2017	Barclays	U.S. Dollars	116,473	Japanese Yen	11,810,000	(823)
3/1/2017	Deutsche Bank	U.S. Dollars	35,372	Japanese Yen	3,936,000	(3,721)
3/9/2017	Barclays	U.S. Dollars	319,642	Japanese Yen	32,151,400	185
3/21/2017	Barclays	U.S. Dollars	367,971	Japanese Yen	37,430,000	(4,141)
3/23/2017	Citibank	U.S. Dollars	353,186	Japanese Yen	35,670,000	(1,461)
3/23/2017	Deutsche Bank	U.S. Dollars	175,644	Japanese Yen	17,733,000	(666)
3/24/2017	Barclays	U.S. Dollars	179,324	Japanese Yen	18,110,000	(742)
4/18/2017	Merrill Lynch	U.S. Dollars	279,236	Japanese Yen	30,030,000	(19,717)
4/21/2017	JP Morgan Chase	U.S. Dollars	358,025	Japanese Yen	38,610,000	(26,400)
6/2/2017	Deutsche Bank	U.S. Dollars	739,302	Japanese Yen	80,680,000	(65,691)
6/5/2017	JP Morgan Chase	U.S. Dollars	318,804	Japanese Yen	34,284,478	(23,324)
6/8/2017	Citibank	U.S. Dollars	243,454	Japanese Yen	25,700,000	(13,047)
6/16/2017	JP Morgan Chase	U.S. Dollars	177,367	Japanese Yen	18,500,000	(7,348)
6/19/2017	Deutsche Bank	U.S. Dollars	848,933	Japanese Yen	88,660,000	(36,435)
6/20/2017	Citibank	U.S. Dollars	568,895	Japanese Yen	58,390,000	(14,222)
6/22/2017	Deutsche Bank	U.S. Dollars	863,000	Japanese Yen	88,820,000	(24,099)
7/14/2017	JP Morgan Chase	U.S. Dollars	435,985	Japanese Yen	44,610,000	(10,054)
7/25/2017	Citibank	U.S. Dollars	347,754	Japanese Yen	36,309,000	(15,487)
10/17/2016	Deutsche Bank	U.S. Dollars	1,063,092	Mexican Peso	18,798,000	95,576
3/10/2017	HSBC	U.S. Dollars	632,556	Mexican Peso	11,784,520	35,704
11/2/2016	HSBC	U.S. Dollars	319,577	South Korea Won	369,000,000	(15,384)
11/21/2016	Citibank	U.S. Dollars	2,829,359	South Korea Won	3,346,000,000	(207,637)
11/25/2016	HSBC	U.S. Dollars	693,792	South Korea Won	827,000,000	(56,816)
12/2/2016	HSBC	U.S. Dollars	841,350	South Korea Won	997,000,000	(63,529)
12/7/2016	Goldman Sachs	U.S. Dollars	931,591	South Korea Won	1,037,000,000	(9,585)
3/27/2017	HSBC	U.S. Dollars	735,051	South Korea Won	823,000,000	(12,073)
4/25/2017	HSBC	U.S. Dollars	964,162	South Korea Won	1,099,000,000	(33,700)
4/26/2017	HSBC	U.S. Dollars	267,027	South Korea Won	306,000,000	(10,814)

						$(2,613,492)

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

INTEREST RATE SWAPS (Unaudited)

September 30, 2016

Pay/Receive Floating Rate	Floating Rate Index		Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	*	0.926%	10/17/2017	Citibank	$790,000	$114	$0	$114
Receive	3-MO-USD-LIBOR		3.018%	8/22/2023	JP Morgan Chase	5,790,000	(666,837)	0	(666,837)
Receive	3-MO-USD-LIBOR	**	1.914%	1/22/2025	Citibank	490,000	(20,954)	0	(20,954)
Receive	3-MO-USD-LIBOR	**	1.970%	1/23/2025	Citibank	610,000	(28,786)	0	(28,786)
Receive	3-MO-USD-LIBOR	**	1.973%	1/27/2025	Citibank	360,000	(17,092)	0	(17,092)
Receive	3-MO-USD-LIBOR	**	1.937%	1/29/2025	Citibank	90,000	(4,016)	0	(4,016)
Receive	3-MO-USD-LIBOR	**	1.942%	1/30/2025	Citibank	80,000	(3,596)	0	(3,596)
Receive	3-MO-USD-LIBOR	**	1.817%	2/3/2025	Citibank	120,000	(4,186)	0	(4,186)
Receive	3-MO-USD-LIBOR	*	1.978%	3/27/2025	Citibank	1,200,000	(57,599)	0	(57,599)
Receive	3-MO-USD-LIBOR	*	1.985%	3/27/2025	Citibank	1,200,000	(58,315)	0	(58,315)
Receive	3-MO-USD-LIBOR		3.848%	8/22/2043	JP Morgan Chase	4,170,000	(1,955,164)	0	(1,955,164)

							$(2,816,431)	$0	$(2,816,431)

*	Centrally cleared swap, clearing agent: Deutsche Bank
**	Centrally cleared swap, clearing agent: JP Morgan Chase

See notes to financial statements.

GuidePath® Growth Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 99.00%
	Affiliated Mutual Funds - 31.59%
604,017	GuideMark® Emerging Markets Fund - Institutional Shares	$7,658,939
2,329,683	GuideMark® Large Cap Core Fund - Institutional Shares	36,156,673
2,834,132	GuideMark® Small/Mid Cap Core Fund - Institutional Shares	47,698,441
7,532,436	GuideMark® World ex-US Fund - Institutional Shares	61,088,060

		152,602,113

	Exchange Traded Funds - 67.41%
50,443	iShares 1-3 Year Treasury Bond ETF	4,289,673
39,334	iShares 7-10 Year Treasury Bond ETF (a)	4,400,688
93,250	iShares 20+ Year Treasury Bond ETF (a)	12,822,807
502,916	iShares Core MSCI Emerging Markets ETF (a)	22,937,999
46,659	iShares Core U.S. Credit Bond ETF	5,310,261
41,210	iShares JPMorgan USD Emerging Markets Bond ETF	4,830,224
419,568	iShares MSCI Canada ETF (a)	10,778,702
502,652	iShares MSCI Switzerland Capped ETF	15,356,019
133,018	SPDR Barclays High Yield Bond ETF (a)	4,884,421
69,789	SPDR S&P 600 Small Cap Growth ETF (a)	13,339,469
247,221	SPDR S&P China ETF (a)	19,755,430
1,609,630	Vanguard FTSE Developed Markets ETF (a)	60,216,258
99,877	Vanguard Global ex-U.S. Real Estate ETF	5,610,091
175,921	Vanguard REIT ETF (a)	15,259,388
564,177	Vanguard S&P 500 ETF	112,096,328
4,978	Vanguard Total Bond Market ETF	418,849
153,503	Vanguard Value ETF	13,354,761

		325,661,368

	Total Investment Companies (Cost $409,419,615)	478,263,481

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.34%
	Money Market Funds - 1.34%
6,479,077	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (b)	$6,479,077

	Total Short Term Investments (Cost $6,479,077)	6,479,077

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 8.60%
	Money Market Funds - 8.60%
41,566,001	Mount Vernon Prime Portfolio Effective Yield, 0.68% (b)	41,566,001

	Total Investments Purchased as Securities Lending Collateral (Cost $41,566,001)	41,566,001

	Total Investments (Cost $457,464,693) - 108.94%	526,308,559
	Liabilities in Excess of Other Assets - (8.94)%	(43,171,583)

	TOTAL NET ASSETS - 100.00%	$483,136,976

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2016.

See notes to financial statements.

GuidePath® Conservative Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 99.03%
	Affiliated Mutual Funds - 13.47%
22,049	GuideMark® Emerging Markets Fund - Institutional Shares	$279,587
167,505	GuideMark® Large Cap Core Fund - Institutional Shares	2,599,675
351,269	GuideMark® Small/Mid Cap Core Fund - Institutional Shares	5,911,858
560,064	GuideMark® World ex-US Fund - Institutional Shares	4,542,120

		13,333,240

	Exchange Traded Funds - 85.56%
30,070	iShares 1-3 Year Treasury Bond ETF	2,557,153
126,613	iShares 7-10 Year Treasury Bond ETF (a)	14,165,462
45,453	iShares 10+ Year Credit Bond ETF	2,875,357
71,761	iShares 20+ Year Treasury Bond ETF (a)	9,867,855
18,452	iShares Core MSCI Emerging Markets ETF (a)	841,596
25,066	iShares Core U.S. Credit Bond ETF	2,852,762
9,842	iShares JPMorgan USD Emerging Markets Bond ETF	1,153,581
95,086	iShares MSCI Switzerland Capped ETF	2,904,877
123,238	iShares MSCI USA Minimum Volatility ETF	5,598,702
27,417	PowerShares DB Gold Fund (b)	1,167,690
152,640	SPDR Barclays High Yield Bond ETF (a)	5,604,941
40,392	SPDR Barclays International Treasury Bond ETF (a)(b)	1,164,905
52,236	SPDR Barclays TIPS ETF	3,037,523
7,788	SPDR S&P 600 Small Cap Value ETF (a)	835,185
26,949	SPDR S&P China ETF (a)	2,153,495
185,229	Vanguard FTSE Developed Markets ETF (a)	6,929,417
168,871	Vanguard Mortgage-Backed Securities ETF	9,112,279
17,720	Vanguard REIT ETF (a)	1,537,033
40,771	Vanguard S&P 500 ETF	8,100,790
6,538	Vanguard Total Bond Market ETF	550,107
19,617	Vanguard Value ETF	1,706,679

		84,717,389

	Total Investment Companies (Cost $90,064,785)	98,050,629

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.29%
	Money Market Funds - 1.29%
1,280,118	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (c)	$1,280,118

	Total Short Term Investments (Cost $1,280,118)	1,280,118

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 27.44%
	Money Market Funds - 27.44%
27,167,462	Mount Vernon Prime Portfolio Effective Yield, 0.68% (c)	27,167,462

	Total Investments Purchased as Securities Lending Collateral (Cost $27,167,462)	27,167,462

	Total Investments (Cost $118,512,365) - 127.76%	126,498,209
	Liabilities in Excess of Other Assets - (27.76)%	(27,484,786)

	TOTAL NET ASSETS - 100.00%	$99,013,423

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2016.

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 99.10%
	Exchange Traded Funds - 99.10%
130,623	Global X MLP & Energy Infrastructure ETF	$1,984,163
170,567	iShares Core MSCI EAFE ETF (a)	9,405,064
122,947	iShares Core MSCI Emerging Markets ETF (a)	5,607,613
43,529	iShares Core U.S. Credit Bond ETF	4,954,035
1,420,568	iShares Floating Rate Bond ETF (a)	72,093,826
130,304	iShares MSCI ACWI ETF (a)	7,700,966
51,190	iShares TIPS Bond ETF	5,963,123
427,606	PowerShares Senior Loan Portfolio (a)	9,924,735
412,984	SPDR Barclays International Treasury Bond ETF (a)(b)	11,910,459
766,255	SPDR Barclays Investment Grade Floating Rate ETF	23,493,378
151,914	Technology Select Sector SPDR Fund (a)	7,258,451
168,815	Vanguard Extended Market ETF	15,407,745
34,962	Vanguard Global ex-U.S. Real Estate ETF	1,963,816
102,231	Vanguard Mid-Cap Value ETF	9,565,755
87,306	Vanguard REIT ETF (a)	7,572,922
446,581	Vanguard S&P 500 ETF (c)	88,731,179
56,746	Vanguard Small-Cap Growth ETF	7,477,988
73,194	Vanguard Small-Cap Value ETF	8,099,648
34,011	Vanguard Total Stock Market ETF	3,786,445
154,909	Vanguard Value ETF	13,477,083
129,971	WisdomTree Emerging Markets Local Debt Fund	4,949,296

		321,327,690

	Total Investment Companies (Cost $310,915,332)	321,327,690

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.93%
	Money Market Funds - 0.93%
3,030,138	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (d)	$3,030,138

	Total Short Term Investments (Cost $3,030,138)	3,030,138

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 8.32%
	Money Market Funds - 8.32%
26,982,494	Mount Vernon Prime Portfolio Effective Yield, 0.68% (d)	26,982,494

	Total Investments Purchased as Securities Lending Collateral (Cost $26,982,494)	26,982,494

	Total Investments (Cost $340,927,964) - 108.35%	351,340,322
	Liabilities in Excess of Other Assets - (8.35)%	(27,089,351)

	TOTAL NET ASSETS - 100.00%	$324,250,971

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(d)	Seven-day yield as of September 30, 2016.

See notes to financial statements.

GuidePath® Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 98.95%
	Affiliated Mutual Funds - 11.88%
436,414	GuideMark® Core Fixed Income Fund - Institutional Shares	$4,193,935
527,793	GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	4,639,302
606,829	Navigator Tactical Fixed Income Fund - Institutional Shares (d)	6,329,229

		15,162,466

	Exchange Traded Funds - 31.39%
36,171	iShares JPMorgan USD Emerging Markets Bond ETF	4,239,603
774,377	SPDR Barclays High Yield Bond ETF (a)	28,435,123
92,338	SPDR Barclays Short Term High Yield Bond ETF	2,556,839
11,957	Vanguard Mid-Cap Value ETF	1,118,817
2,861	Vanguard Small-Cap Value ETF	316,598
15,097	Vanguard Total Bond Market ETF	1,270,262
24,128	Vanguard Value ETF	2,099,136

		40,036,378

	Mutual Funds - 55.68%
2,439,460	BlackRock High Yield Portfolio - Institutional Shares	18,564,290
131,707	Gateway Fund - Class Y	3,995,976
298,168	John Hancock Funds II - Alternative Asset Allocation Fund - Institutional Shares	4,186,277
181,784	JPMorgan Hedged Equity Fund - Select Shares (d)	3,041,254
460,856	JPMorgan Systematic Alpha Fund - Institutional Shares (b)(d)	7,041,884
1,048,087	JPMorgan Unconstrained Debt Fund - Select Shares	10,470,389
428,749	Oppenheimer Fundamental Alternatives Fund - Institutional Shares	11,824,907
145,757	Pioneer Strategic Income Fund - Class Y	1,568,342
346,226	T. Rowe Price Institutional Floating Rate Fund	3,472,650
1,169,276	Vanguard High-Yield Corporate Fund - Admiral Shares	6,863,648

		71,029,617

	Total Investment Companies (Cost $119,174,756)	126,228,461

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.95%
	Money Market Funds - 0.95%
1,209,310	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (c)	$1,209,310

	Total Short Term Investments (Cost $1,209,310)	1,209,310

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 21.06%
	Money Market Funds - 21.06%
26,857,875	Mount Vernon Prime Portfolio Effective Yield, 0.68% (c)	26,857,875

	Total Investments Purchased as Securities Lending Collateral (Cost $26,857,875)	26,857,875

	Total Investments (Cost $147,241,941) - 120.96%	154,295,646
	Liabilities in Excess of Other Assets - (20.96)%	(26,736,385)

	TOTAL NET ASSETS - 100.00%	$127,559,261

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2016.
(d)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 4.63% of total net assets as of September 30, 2016.

See notes to financial statements.

GuidePath® Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 98.97%
	Affiliated Mutual Funds - 4.32%
273,453	GuideMark® Core Fixed Income Fund - Institutional Shares	$2,627,885
238,660	GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	2,097,817

		4,725,702

	Exchange Traded Funds - 61.45%
13,794	iShares 7-10 Year Treasury Bond ETF (a)	1,543,273
23,131	iShares 10+ Year Credit Bond ETF	1,463,267
27,357	iShares 20+ Year Treasury Bond ETF (a)	3,761,861
34,396	iShares Global Infrastructure ETF (a)	1,429,498
2,263	iShares iBoxx $ Investment Grade Corporate Bond ETF	278,756
284,484	iShares International Select Dividend ETF (a)	8,528,830
15,008	iShares JPMorgan USD Emerging Markets Bond ETF (a)	1,759,088
68,067	iShares MSCI Australia ETF	1,422,600
198,081	iShares U.S. Preferred Stock ETF (a)	7,824,200
22,470	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	2,235,765
68,551	SPDR Barclays High Yield Bond ETF (a)	2,517,193
222,165	SPDR Barclays Short Term Corporate Bond ETF	6,836,017
106,480	SPDR Barclays Short Term High Yield Bond ETF	2,948,431
4,049	Vanguard Intermediate-Term Corporate Bond ETF	362,709
16,496	Vanguard REIT ETF (a)	1,430,863
5,470	Vanguard S&P 500 ETF	1,086,834
39,873	Vanguard Total Bond Market ETF	3,354,914
60,077	WisdomTree Emerging Markets Equity Income Fund	2,257,093
202,037	WisdomTree High Dividend Fund (a)	13,431,421
36,289	WisdomTree SmallCap Dividend Fund (a)	2,729,296

		67,201,909

	Mutual Funds - 33.20%
903,416	BlackRock Global Dividend Portfolio - Institutional Shares	11,139,115

Number of Shares		Value
	Mutual Funds (Continued)
310,043	Natixis Loomis Sayles Global Equity and Income Fund	$5,980,729
1,036,210	T. Rowe Price Institutional Floating Rate Fund	10,393,184
1,497,702	Vanguard High-Yield Corporate Fund - Admiral Shares	8,791,508

		36,304,536

	Total Investment Companies (Cost $99,382,986)	108,232,147

	SHORT TERM INVESTMENTS - 0.78%
	Money Market Funds - 0.78%
849,225	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (b)	849,225

	Total Short Term Investments (Cost $849,225)	849,225

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 18.33%
	Money Market Funds - 18.33%
20,044,470	Mount Vernon Prime Portfolio Effective Yield, 0.68% (b)	20,044,470

	Total Investments Purchased as Securities Lending Collateral (Cost $20,044,470)	20,044,470

	Total Investments (Cost $120,276,681) - 118.08%	129,125,842
	Liabilities in Excess of Other Assets - (18.08)%	(19,775,486)

	TOTAL NET ASSETS - 100.00%	$109,350,356

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of September 30, 2016.

See notes to financial statements.

GuidePath® Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 98.83%
	Affiliated Mutual Funds - 0.64%
69,069	GuideMark® Core Fixed Income Fund - Institutional Shares	$663,753

	Exchange Traded Funds - 63.57%
101,962	iShares 1-3 Year Treasury Bond ETF (a)	8,670,848
22,898	iShares 3-7 Year Treasury Bond ETF	2,897,513
8,639	iShares 20+ Year Treasury Bond ETF (a)	1,187,949
14,469	iShares Core MSCI Emerging Markets ETF (a)	659,931
60,076	iShares JPMorgan USD Emerging Markets Bond ETF (a)	7,041,508
11,425	PowerShares DB Agriculture Fund (b)	228,272
7,521	PowerShares DB Base Metals Fund (a)(b)	105,670
16,335	PowerShares DB Energy Fund (b)	202,064
8,125	PowerShares DB Precious Metals Fund (b)	329,956
23,434	ProShares Investment Grade-Interest Rate Hedged ETF (a)	1,739,271
56,895	SPDR Barclays 1-3 Month T-Bill ETF (a)(b)	2,601,808
54,027	Vanguard FTSE Developed Markets ETF (a)	2,021,150
81,037	Vanguard Intermediate-Term Corporate Bond ETF	7,259,294
104,497	Vanguard Long-Term Corporate Bond ETF	10,000,364
282,525	Vanguard Mortgage-Backed Securities ETF (a)	15,245,050
20,309	Vanguard S&P 500 ETF	4,035,195
25,039	Vanguard Total Bond Market ETF	2,106,781

		66,332,624

	Mutual Funds - 34.62%
821,883	BlackRock Low Duration Bond Portfolio - Institutional Shares	7,931,169
155,102	DoubleLine Core Fixed Income Fund - Institutional Shares	1,726,288
523,446	DoubleLine Low Duration Bond Fund - Institutional Shares	5,271,106
157,887	DoubleLine Multi-Asset Growth Fund - Institutional Shares	1,462,037

Number of Shares		Value
	Mutual Funds (Continued)
1,303,854	DoubleLine Total Return Bond Fund - Institutional Shares	$14,238,084
395,333	T. Rowe Price Institutional Floating Rate Fund	3,965,185
261,760	Vanguard High-Yield Corporate Fund - Admiral Shares	1,536,534

		36,130,403

	Total Investment Companies (Cost $99,483,068)	103,126,780

	SHORT TERM INVESTMENTS - 0.83%
	Money Market Funds - 0.83%
867,294	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (c)	867,294

	Total Short Term Investments (Cost $867,294)	867,294

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 14.28%
	Money Market Funds - 14.28%
14,904,951	Mount Vernon Prime Portfolio Effective Yield, 0.68% (c)	14,904,951

	Total Investments Purchased as Securities Lending Collateral (Cost $14,904,951)	14,904,951

	Total Investments (Cost $115,255,313) - 113.94%	118,899,025
	Liabilities in Excess of Other Assets - (13.94)%	(14,545,460)

	TOTAL NET ASSETS - 100.00%	$104,353,565

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of September 30, 2016.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2016

Principal Amount		Value
	SHORT TERM INVESTMENTS - 101.00%
	Certificate of Deposit - 60.33%
$4,000,000	Bank of Nova Scotia (a) 0.843%, 10/03/2016	$4,000,000
2,550,000	CIBC 0.260%, 10/03/2016	2,550,000
2,000,000	Dexia Credit Local SA (a) 0.893%, 01/09/2017	2,000,532
	DZ Bank AG Deutsche Zentral-Genossenschaftsbank
5,000,000	0.570%, 10/11/2016	5,000,000
2,000,000	1.150%, 03/09/2017	1,999,171
2,000,000	Mizuho Bank, Ltd. (a) 1.177%, 01/13/2017	2,002,054
6,500,000	National Australia Bank 1.100%, 02/08/2017	6,507,774
2,500,000	National Bank of Canada 0.860%, 01/05/2017	2,499,891
3,000,000	National Bank of Kuwait 0.330%, 10/03/2016	3,000,000
2,000,000	Oversea-Chinese Banking Corp., Ltd. 0.660%, 10/11/2016	2,000,000
2,000,000	Royal Bank of Canada (a) 1.131%, 02/17/2017	2,001,240
2,500,000	State Street Bank & Trust Co. (a) 0.878%, 12/14/2016	2,500,948
3,000,000	Sumitomo Mitsui Banking Corp. (a) 1.232%, 01/20/2017	3,003,000
3,500,000	Svenska Handelsbanken AB 0.835%, 11/02/2016	3,500,015
5,000,000	The Norinchukin Bank 0.950%, 12/12/2016	5,002,182
2,500,000	The Toronto-Dominion Bank (a) 1.316%, 08/10/2017	2,501,615

		50,068,422

	Commercial Paper - 7.10%
2,900,000	ING U.S. Funding LLC (b) 0.727%, 11/02/2016	2,898,067
3,000,000	Swedbank AB (b) 0.492%, 12/05/2016	2,997,294

		5,895,361

Number of Shares		Value
	Money Market Funds - 0.88%
725,579	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.32% (c)(e)	$725,579

		725,579

Principal Amount
	U.S. Treasury Bill - 32.69%
	United States Treasury Bill
$5,000,000	0.193%, 10/20/2016 (b)(d)(e)	4,999,074
2,700,000	0.158%, 11/17/2016 (b)(d)(e)	2,698,924
3,050,000	0.233%, 12/22/2016 (b)(d)(e)	3,048,469
8,000,000	0.268%, 01/19/2017 (b)(d)(e)	7,993,880
8,000,000	0.333%, 02/16/2017 (b)(d)(e)	7,990,032
400,000	0.413%, 03/23/2017 (b)(d)(e)	399,216

		27,129,595

	Total Short Term Investments (Cost $83,790,158)	83,818,957

	Total Investments (Cost $83,790,158) - 101.00%	83,818,957
	Liabilities in Excess of Other Assets - (1.00)%	(828,091)

	TOTAL NET ASSETS - 100.00%	$82,990,866

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown is the rate in effect on September 30, 2016.
(b)	Zero coupon bond. The effective yield is listed.
(c)	Seven-day yield as of September 30, 2016.
(d)	All or a portion of this security is held as collateral for certain futures contracts.
(e)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)

September 30, 2016

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Amsterdam IDX Futures	39	$3,961,379	Oct-16	$73,496
Australian 3-Year Treasury Bond Futures	(395)	(29,793,011)	Dec-16	(120,260)
Australian 10-Year Treasury Bond Futures	21	1,576,459	Dec-16	5,269
Australian Dollar Futures	71	5,430,791	Dec-16	9,817
Brent Crude Futures (a)	(6)	(301,140)	Dec-16	(17,899)
British Pound Futures	(67)	(5,442,494)	Dec-16	43,690
CAC40 Index Futures	16	798,661	Oct-16	13,365
Canadian 10-Year Bond Futures	187	20,941,377	Dec-16	33,719
Canadian Dollar Futures	(51)	(3,890,535)	Dec-16	(12,016)
Cocoa Futures (a)	(45)	(1,242,450)	Dec-16	34,021
Coffee ‘C’ Futures (a)	29	1,648,106	Dec-16	(53,290)
Copper Futures (a)	9	497,363	Dec-16	7,881
Corn Futures (a)	(152)	(2,559,300)	Dec-16	(43,872)
Cotton No. 2 Futures (a)	47	1,599,880	Dec-16	(73,441)
DAX® Index Futures	7	2,066,624	Dec-16	17,221
DJIA E-Mini CBOT Futures	63	5,738,985	Dec-16	(29,670)
E-mini Nasdaq 100 Futures	74	7,207,970	Dec-16	283,894
E-mini S&P 500 Futures	41	4,428,820	Dec-16	18,637
Euribor 3 Month Futures	157	44,230,600	Mar-17	(11,310)
Euro Fx Futures	(33)	(4,651,763)	Dec-16	(30,495)
Euro Stoxx 50® Index Futures	9	302,700	Dec-16	(1,125)
Euro-Bobl Futures	113	16,767,398	Dec-16	32,704
Euro-BTP Futures	59	9,483,717	Dec-16	31,179
Euro-Bund Futures	66	12,285,243	Dec-16	108,602
Eurodollar 90 Day Futures	(230)	(56,956,625)	Mar-17	(6,201)
Euro-OATS Futures	86	15,468,967	Dec-16	100,827
Euro-Schatz Futures	270	34,011,222	Dec-16	19,372
FTSE 100 Index Futures	40	3,555,319	Dec-16	55,117
FTSE MIB Index Futures	(14)	(1,286,231)	Dec-16	3,744
FTSE/JSE Top 40 Index Futures	(134)	(4,484,764)	Dec-16	(60,793)
Gold 100 Oz. Futures (a)	24	3,161,040	Dec-16	(61,055)
Hang Seng Index Futures	49	7,363,835	Oct-16	(47,342)
Japanese 10-Year Bond Futures	8	12,018,342	Dec-16	43,629
Japanese Yen Futures	110	13,599,438	Dec-16	(78,993)
Live Cattle Futures (a)	(59)	(2,362,950)	Dec-16	165,898
LME Aluminium Futures (a)	21	879,113	Dec-16	(155,234)
LME Copper Futures (a)	10	1,216,750	Dec-16	(112,873)
LME Nickel Futures (a)	36	2,283,552	Dec-16	37,153
LME Zinc Futures (a)	49	2,914,581	Dec-16	95,728
Long Gilt Futures	57	9,622,887	Dec-16	11,903
Low Sulphur Gas Oil Futures (a)	(10)	(447,750)	Nov-16	(27,340)
Mexican Peso Futures	(212)	(5,419,780)	Dec-16	61,765
MSCI Singapore Index Futures	8	184,879	Oct-16	1,647
MSCI Taiwan Index Futures	129	4,407,930	Oct-16	(59,146)
Natural Gas Futures (a)	(5)	(145,300)	Nov-16	2,926
New Zealand Dollar Futures	69	5,012,160	Dec-16	(24,196)
Nifty 50 Index Futures	298	5,155,996	Oct-16	(91,038)
Nikkei 225 Futures	(2)	(324,442)	Dec-16	(2,380)
NY Harbor ULSD Futures (a)	(11)	(710,695)	Nov-16	(54,392)
OMXS30 Futures	261	4,376,469	Oct-16	66,673
RBOB Gasoline Futures (a)	(8)	(491,602)	Nov-16	(26,052)
Russell 2000 Mini Index Futures	44	5,492,520	Dec-16	105,490
S&P/TSX 60 Index Futures	55	7,170,395	Dec-16	132,792
Silver Futures (a)	23	2,209,610	Dec-16	(46,446)
Soybean Futures (a)	24	1,144,800	Nov-16	(21,965)
Soybean Meal Futures (a)	(50)	(1,498,000)	Dec-16	(1,565)
Soybean Oil Futures (a)	78	1,564,992	Dec-16	(17,974)
SPI 200TM Index Futures	40	4,145,141	Dec-16	107,613
Sterling LIBOR 90 Day Futures	672	108,549,357	Mar-17	(44,153)

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued) (Unaudited)

September 30, 2016

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Sugar No. 11 Futures (a)	174	$4,482,240	Mar-17	$1,460
Swiss Franc Futures	(45)	(5,821,875)	Dec-16	(47,571)
TOPIX Index Futures	3	391,401	Dec-16	(6,576)
U.S. Treasury 2-Year Note Futures	282	61,608,188	Dec-16	13,726
U.S. Treasury 5-Year Note Futures	273	33,173,766	Dec-16	9,392
U.S. Treasury 10-Year Note Futures	179	23,471,375	Dec-16	(33,190)
U.S. Treasury Long Bond Futures	21	3,531,281	Dec-16	(23,969)
U.S. Treasury Ultra Bond Futures	19	3,493,625	Dec-16	(5,500)
Wheat Futures (a)	(191)	(3,839,100)	Dec-16	(58,133)
WTI Crude Futures (a)	(11)	(530,640)	Nov-16	(38,763)

				$204,132

(a)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2016 (Unaudited)

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $258,436,294, $101,416,728, and $98,367,574, respectively)[1]	$293,708,031	$115,998,342	$110,307,723
Foreign currencies (cost $0, $118,403, and $0, respectively)	—	118,995	—
Cash	2,583	—	1,443
Income receivable	369,483	122,188	122,369
Receivable for dividend reclaims	4,327	27,294	—
Receivable for fund shares sold	465,485	39,710	146,620
Other assets	47,085	32,824	52,181

Total Assets	294,596,994	116,339,353	110,630,336

LIABILITIES:
Payable for collateral on securities loaned	7,024,517	295,200	5,331,501
Payable for fund shares redeemed	622,620	268,289	121,754
Payable to Investment Advisor	153,574	78,243	56,816
Accrued directors’ fees and expenses	4,192	2,353	1,984
Other accrued expenses	153,401	117,759	72,838

Total Liabilities	7,958,304	761,844	5,584,893

NET ASSETS	$286,638,690	$115,577,509	$105,045,443

NET ASSETS CONSIST OF:
Capital stock	247,242,877	194,206,108	93,515,617
Unrealized appreciation on:
Investments	35,271,737	14,581,614	11,940,149
Foreign currencies	—	1,828	—
Accumulated undistributed net investment income	1,678,253	399,584	317,483
Accumulated undistributed net realized gain (loss)	2,445,823	(93,611,625)	(727,806)

Total Net Assets	$286,638,690	$115,577,509	$105,045,443

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	2,618,283	626,067	3,185,401
Net assets	40,628,343	7,939,658	53,602,100
Net asset value, offering and redemption price per share	$15.52	$12.68	$16.83

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	16,090,950	8,422,580	3,141,906
Net assets	246,010,347	107,637,851	51,443,343
Net asset value, offering and redemption price per share	$15.29	$12.78	$16.37

[1]Includes loaned securities with a value of:	$6,919,957	$290,444	$5,220,282

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2016 (Unaudited)

	World ex-US Fund	Opportunistic Equity Fund	Core Fixed Income Fund
ASSETS:
Investments, at value (cost $174,029,980, $56,546,819 and $186,935,792, respectively)[1]	$189,079,516	$66,448,497	$193,928,513
Foreign currencies (cost $903,850, $0, and $0, respectively)	890,487	—	—
Cash	—	21	119
Variation margin on swaps	—	—	381,648
Income receivable	473,857	39,542	937,874
Receivable for dividend reclaims	721,787	779	—
Receivable for investment securities sold	—	898,978	4,016,824
Receivable for fund shares sold	153,340	138,724	173,121
Deposits with brokers for futures and swaps	—	—	220,457
Other assets	41,580	27,988	42,386

Total Assets	191,360,567	67,554,529	199,700,942

LIABILITIES:
Depreciation on swap agreements	—	—	122,511
Payable for collateral on securities loaned	1,391,604	2,560,053	133,488
Payable for investment securities purchased	—	1,270,140	20,195,321
Payable for fund shares redeemed	314,853	150,617	312,195
Payable to Investment Advisor	92,907	57,712	97,517
Accrued directors’ fees and expenses	3,515	1,202	3,515
Swap premiums received	—	—	225,557
Variation margin on futures contracts	—	—	39,848
Other accrued expenses	152,100	60,793	172,004

Total Liabilities	1,954,979	4,100,517	21,301,956

NET ASSETS	$189,405,588	$63,454,012	$178,398,986

NET ASSETS CONSIST OF:
Capital stock	387,450,219	53,732,551	170,924,149
Unrealized appreciation (depreciation) on:
Investments	15,049,536	9,901,678	6,992,730
Foreign currencies	(47,152)	—	—
Swaps	—	—	(122,511)
Futures contracts	—	—	(41,833)
Accumulated undistributed net investment income (loss)	5,375,169	(303,571)	(284,340)
Accumulated undistributed net realized gain (loss)	(218,422,184)	123,354	930,791

Total Net Assets	$189,405,588	$63,454,012	$178,398,986

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	8,092,501	—	778,936
Net assets	65,602,056	—	7,484,532
Net asset value, offering and redemption price per share	$8.11	—	$9.61

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	15,479,214	6,026,809	17,645,384
Net assets	123,803,532	63,454,012	170,914,454
Net asset value, offering and redemption price per share	$8.00	$10.53	$9.69

[1]Includes loaned securities with a value of:	$1,259,626	$2,557,147	$130,747

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2016 (Unaudited)

	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Growth Allocation Fund
ASSETS:
Investments, at value (cost $34,837,685, $77,061,053, and $334,350,616, respectively)[1]	$38,440,671	$73,142,016	$373,706,446
Investments in affiliates, at value (cost $0, $0 and $123,114,077, respectively)	—	—	152,602,113
Foreign currencies (cost $0, $596,725, and $0, respectively)	—	586,769	—
Cash	48	18	—
Variation margin on swaps	—	439,309	—
Income receivable	536,531	520,803	1,518
Receivable for dividend reclaims	—	325	—
Receivable for investment securities and foreign currencies sold	—	242,968	—
Receivable for fund shares sold	6,991	14,088	1,217,904
Deposits with brokers for forwards and swaps	—	3,850,000	—
Appreciation of forward foreign currency contracts	—	507,796	—
Appreciation of swap agreements	—	114	—
Other assets	23,463	17,757	57,712

Total Assets	39,007,704	79,321,963	527,585,693

LIABILITIES:
Depreciation of forward foreign currency contracts	—	3,121,288	—
Depreciation on swap agreements	—	2,816,545	—
Payable for collateral on securities loaned	—	—	41,566,001
Payable for investment securities and foreign currencies purchased	—	373,591	1,837,645
Payable for fund shares redeemed	40,147	168,758	643,547
Payable to Investment Advisor	18,043	45,725	174,042
Accrued directors’ fees and expenses	742	1,461	8,621
Other accrued expenses	61,125	103,767	218,861

Total Liabilities	120,057	6,631,135	44,448,717

NET ASSETS	$38,887,647	$72,690,828	$483,136,976

NET ASSETS CONSIST OF:
Capital stock	37,338,447	94,285,914	401,133,592
Unrealized appreciation (depreciation) on:
Investments	3,602,986	(3,919,037)	39,355,830
Investments in affiliates	—	—	29,488,036
Foreign currencies	—	(10,291)	—
Swaps	—	(2,816,431)	—
Forward currency exchange contracts	—	(2,613,492)	—
Accumulated undistributed net investment income	25,042	6,523,363	2,454,100
Accumulated undistributed net realized gain (loss)	(2,078,828)	(18,759,198)	10,705,418

Total Net Assets	$38,887,647	$72,690,828	$483,136,976

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	803,545	1,167,445
Net assets	—	7,061,423	13,032,025
Net asset value, offering and redemption price per share	—	$8.79	$11.16

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	3,334,039	7,414,951	42,389,358
Net assets	38,887,647	65,629,405	470,104,951
Net asset value, offering and redemption price per share	$11.66	$8.85	$11.09

[1]Includes loaned securities with a value of:	$—	$—	$40,542,890

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2016 (Unaudited)

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
ASSETS:
Investments, at value (cost $108,143,340, $340,927,964 and $132,143,330, respectively)[1]	$113,164,969	$351,340,322	$139,133,180
Investments in affiliates, at value (cost $10,369,025, $0, and $15,098,611, respectively)	13,333,240	—	15,162,466
Cash	—	60,611	—
Income receivable	358	640	163,105
Receivable for investment securities sold	—	33,356,039	—
Receivable for fund shares sold	309,954	726,146	449,101
Other assets	29,797	79,764	25,602

Total Assets	126,838,318	385,563,522	154,933,454

LIABILITIES:
Payable for collateral on securities loaned	27,167,462	26,982,494	26,857,875
Payable for investment securities purchased	298,974	33,263,801	35,131
Payable for fund shares redeemed	275,403	679,888	322,150
Payable to Investment Advisor	34,458	160,141	54,676
Accrued directors’ fees and expenses	1,534	6,868	1,978
Other accrued expenses	47,064	219,359	102,383

Total Liabilities	27,824,895	61,312,551	27,374,193

NET ASSETS	$99,013,423	$324,250,971	$127,559,261

NET ASSETS CONSIST OF:
Capital stock	85,455,975	334,259,910	132,042,993
Unrealized appreciation on:
Investments	5,021,629	10,412,358	6,989,850
Investments in affiliates	2,964,215	—	63,855
Accumulated undistributed net investment income	432,715	5,355,718	2,473,077
Accumulated undistributed net realized gain (loss)	5,138,889	(25,777,015)	(14,010,514)

Total Net Assets	$99,013,423	$324,250,971	$127,559,261

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	529,103	445,044	89,956
Net assets	5,296,213	4,321,935	934,419
Net asset value, offering and redemption price per share	$10.01	$9.71	$10.39

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	9,376,512	33,245,129	12,206,636
Net assets	93,717,210	319,929,036	126,624,842
Net asset value, offering and redemption price per share	$9.99	$9.62	$10.37

[1]Includes loaned securities with a value of:	$26,513,660	$25,981,375	$26,299,231

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

September 30, 2016 (Unaudited)

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[2] Futures Strategy Fund
ASSETS:
Investments, at value (cost $115,542,319, $114,616,586, and $83,790,158, respectively)[1]	$124,400,140	$118,235,272	$83,818,957
Investments in affiliates, at value (cost $4,734,362, $638,727, and $0, respectively)	4,725,702	663,753	—
Cash	180,109	—	—
Income receivable	104,286	96,841	50,653
Receivable for investment securities sold	415,017	137,834	—
Receivable for fund shares sold	115,021	350,561	240,093
Other assets	42,148	49,695	44,566

Total Assets	129,982,423	119,533,956	84,154,269

LIABILITIES:
Payable for collateral on securities loaned	20,044,470	14,904,951	—
Payable for investment securities purchased	210,869	—	—
Payable for fund shares redeemed	247,471	145,351	191,200
Payable to Investment Advisor	49,996	43,393	155,342
Payable to Custodian	—	—	7,480
Variation margin on futures	—	—	703,206
Accrued directors’ fees and expenses	1,981	1,847	4,258
Other accrued expenses	77,280	84,849	101,917

Total Liabilities	20,632,067	15,180,391	1,163,403

NET ASSETS	$109,350,356	$104,353,565	$82,990,866

NET ASSETS CONSIST OF:
Capital stock	110,648,517	111,213,494	91,910,756
Unrealized appreciation (depreciation) on:
Investments	8,857,821	3,618,686	28,799
Investments in affiliates	(8,660)	25,026	—
Foreign currency translation	—	—	71
Futures contracts	—	—	204,132
Accumulated undistributed net investment income gain (loss)	162,170	53,283	(1,138,594)
Accumulated undistributed net realized loss	(10,309,492)	(10,556,924)	(8,014,298)

Total Net Assets	$109,350,356	$104,353,565	$82,990,866

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	5,061	174,038
Net assets	—	49,749	1,600,364
Net asset value, offering and redemption price per share	—	$9.83	$9.20

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	10,565,356	10,679,948	8,887,310
Net assets	109,350,356	104,303,816	81,390,502
Net asset value, offering and redemption price per share	$10.35	$9.77	$9.16

[1]Includes loaned securities with a value of:	$19,601,197	$14,581,938	$—

[2]Consolidated Statement of Assets & Liabilities (see note 2b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2016 (Unaudited)

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $707, $243,094, and $434, respectively)	$2,540,947	$1,968,866	$765,877
Interest income	5,297	1,219	1,617

Total investment income	2,546,244	1,970,085	767,494

EXPENSES:
Investment advisory fees	568,048	350,048	273,009
Distribution (12b-1) fees – Service Shares	272,508	140,065	63,372
Administrative service fees – Service Shares	263,632	137,601	62,088
Shareholder servicing fees – Service Shares	91,164	45,570	21,293
Administration fees	53,731	28,910	30,157
Legal fees	41,572	26,474	18,391
Fund accounting fees	40,709	61,568	53,127
Directors’ fees and expenses	21,253	10,583	8,205
Federal and state registration fees	20,833	18,850	17,111
Custody fees	19,125	90,860	18,059
Reports to shareholders	14,509	8,203	7,440
Audit and tax fees	10,858	10,858	11,712
Transfer agent fees and expenses	8,324	5,672	5,031
Compliance fees	7,197	3,630	2,867
Insurance fees	3,630	3,874	1,770
Miscellaneous expenses	1,220	1,098	1,342
Interest Expenses	—	1,289	—

Total expenses	1,438,313	945,153	594,974

Net expense recapture (reimbursement) by Advisor (See Note 3)	—	—	—
Less securities lending credit (See Note 6)	(87,511)	(2,114)	(144,963)

Net expenses	1,350,802	943,039	450,011

Net investment income	1,195,442	1,027,046	317,483

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,492,524	1,320,704	1,144,659
Foreign currencies	—	(42,861)	—
Forward currency contracts	—	(2,094)	—

Total	2,492,524	1,275,749	1,144,659

Net change in unrealized appreciation (depreciation) on:
Investments	5,444,455	10,336,372	8,068,156
Foreign currencies	—	(1,046)	—

Total	5,444,455	10,335,326	8,068,156

Net realized and unrealized gain	7,936,979	11,611,075	9,212,815

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,132,421	$12,638,121	$9,530,298

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2016 (Unaudited)

	World ex-US Fund	Opportunistic Equity Fund	Core Fixed Income Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $298,568, $1,761, and $0, respectively)	$3,363,488	$333,702	$—
Interest income	1,840	4,132	2,430,084

Total investment income	3,365,328	337,834	2,430,084

EXPENSES:
Investment advisory fees	464,992	268,471	485,318
Distribution (12b-1) fees – Service Shares	161,873	83,743	237,042
Administrative service fees – Service Shares	158,150	82,078	227,182
Shareholder servicing fees – Service Shares	53,094	26,216	79,646
Administration fees	47,484	15,252	47,125
Legal fees	33,489	15,860	26,474
Fund accounting fees	87,988	9,670	99,823
Directors’ fees and expenses	16,777	6,163	18,150
Federal and state registration fees	19,206	16,712	17,629
Custody fees	81,391	13,467	25,443
Reports to shareholders	12,503	4,027	12,077
Audit and tax fees	12,352	10,522	12,048
Transfer agent fees and expenses	7,135	4,453	7,532
Compliance fees	5,735	2,075	6,010
Insurance fees	6,922	2,440	6,373
Miscellaneous expenses	1,220	1,098	1,220
Interest expenses	124	—	—

Total expenses	1,170,435	562,247	1,309,092

Net expense recapture (reimbursement) by Advisor (See Note 3)	(15,025)	(6)	(64,326)
Less securities lending credit (See Note 6)	(32,105)	(26,543)	(6,127)

Net expenses	1,123,305	535,698	1,238,639

Net investment income (loss)	2,242,023	(197,864)	1,191,445

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,338,262	1,631,008	1,950,676
Foreign currencies	11,904	—	—
Forward currency contracts	13,851	—	—
Swaps	—	—	(35,235)
Futures contracts	—	—	222,756
Written options	—	—	(13,945)

Total	1,364,017	1,631,008	2,124,252

Net change in unrealized appreciation (depreciation) on:
Investments	5,179,138	1,823,492	1,712,743
Foreign currencies	(31,252)	—	—
Swaps	—	—	(117,285)
Futures contracts	—	—	(54,090)

Total	5,147,886	1,823,492	1,541,368

Net realized and unrealized gain	6,511,903	3,454,500	3,665,620

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,753,926	$3,256,636	$4,857,065

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2016 (Unaudited)

	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Growth Allocation Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $0, $0, and $0, respectively)	$—	$13	$3,528,578
Interest income (net of withholding tax of $0, $47,893, and $0, respectively)	822,482	2,319,305	9,578

Total investment income	822,482	2,319,318	3,538,156

EXPENSES:
Investment advisory fees	108,901	282,544	527,648
Distribution (12b-1) fees – Service Shares	54,450	90,909	513,470
Administrative service fees – Service Shares	49,837	89,112	513,231
Shareholder servicing fees – Service Shares	17,007	26,545	199,226
Administration fees	10,493	18,971	87,393
Legal fees	15,311	18,971	54,048
Fund accounting fees	17,601	45,470	44,124
Directors’ fees and expenses	4,210	7,658	36,261
Federal and state registration fees	16,257	15,558	16,619
Custody fees	2,806	62,736	34,006
Reports to shareholders	2,684	5,582	27,074
Audit and tax fees	12,078	13,664	6,984
Transfer agent fees and expenses	3,263	4,879	11,919
Compliance fees	1,312	1,586	8,453
Insurance fees	1,159	2,685	3,599
Miscellaneous expenses	732	1,098	1,281
Interest expenses	68	—	1,054

Total expenses	318,169	687,968	2,086,390

Net expense reimbursement by Advisor (See Note 3)	(37,137)	(86,334)	—
Less securities lending credit (See Note 6)	—	—	(197,923)

Net expenses	281,032	601,634	1,888,467

Net investment income	541,450	1,717,684	1,649,689

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	783,832	(1,876,999)	2,218,857
Investments in affiliates	—	—	1,235,669
Foreign currencies	—	(67,211)	—
Forward currency exchange contracts	—	(1,750,356)	—
Swaps	—	(353,740)	—

Total	783,832	(4,048,306)	3,454,526

Net change in unrealized appreciation (depreciation) on:
Investments	(532,389)	2,796,242	18,633,375
Investments in affiliates	—	—	7,050,881
Foreign currencies	—	(16,373)	—
Forward currency contracts	—	(581,614)	—
Swaps	—	(263,075)	—

Total	(532,389)	1,935,180	25,684,256

Net realized and unrealized gain (loss)	251,443	(2,113,126)	29,138,782

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$792,893	$(395,442)	$30,788,471

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2016 (Unaudited)

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
INVESTMENT INCOME:
Dividend income	$778,762	$3,996,464	$2,363,651
Dividends from affiliate investments	—	—	324,060
Interest income	2,008	5,253	2,725

Total investment income	780,770	4,001,717	2,690,436

EXPENSES:
Investment advisory fees	91,495	642,191	243,679
Distribution (12b-1) fees – Service Shares	85,692	452,879	172,725
Administrative service fees – Service Shares	85,461	452,699	172,550
Shareholder servicing fees – Service Shares	32,906	172,094	67,708
Administration fees	16,059	88,744	32,493
Legal fees	12,628	56,121	33,093
Fund accounting fees	6,942	43,595	17,299
Directors’ fees and expenses	5,727	34,483	13,399
Federal and state registration fees	16,711	17,260	17,229
Custody fees	14,808	34,012	30,133
Reports to shareholders	6,305	22,003	8,760
Audit and tax fees	6,984	6,984	6,984
Transfer agent fees and expenses	4,329	11,771	6,555
Compliance fees	1,404	7,441	2,714
Insurance fees	2,256	6,313	4,667
Miscellaneous expenses	1,098	1,403	1,220
Interest expenses	39	—	30

Total expenses	390,844	2,049,993	831,238

Net expense recapture by Advisor (See Note 3)	—	—	(61,886)
Less securities lending credit (See Note 6)	(66,644)	(230,846)	(6,669)

Net expenses	324,200	1,819,147	762,683

Net investment income	456,570	2,182,570	1,927,753

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	202,186	4,302,477	1,376,323
Investments in affiliates	110,610	—	(58,474)

Total	312,796	4,302,477	1,317,849

Net change in unrealized appreciation on:
Investments	2,669,185	3,819,175	4,033,296
Investments in affiliates	910,089	—	87,312

Total	3,579,274	3,819,175	4,120,608

Net realized and unrealized gain	3,892,070	8,121,652	5,438,457

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,348,640	$10,304,222	$7,366,210

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended September 30, 2016 (Unaudited)

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$2,057,974	$1,490,944	$—
Dividends from affiliate investments	76,698	8,552	—
Interest income	1,459	1,583	535,045

Total investment income	2,136,131	1,501,079	535,045

EXPENSES:
Investment advisory fees	182,346	138,255	912,513
Distribution (12b-1) fees – Service Shares	130,248	138,190	212,505
Administrative service fees – Service Shares	130,248	138,135	212,493
Shareholder servicing fees – Service Shares	49,494	53,444	80,752
Administration fees	23,180	24,433	27,633
Legal fees	18,209	20,924	58,677
Fund accounting fees	10,004	13,208	25,993
Directors’ fees and expenses	9,427	10,221	15,568
Federal and state registration fees	16,976	17,402	20,546
Custody fees	22,763	30,027	23,362
Reports to shareholders	5,338	6,193	9,618
Audit and tax fees	6,984	6,984	16,348
Transfer agent fees and expenses	3,628	5,580	5,123
Compliance fees	2,105	2,135	3,446
Insurance fees	1,707	1,616	—
Miscellaneous expenses	793	1,098	1,464
Interest expenses	221	212	33,849
Offering costs	—	—	549

Total expenses	613,671	608,057	1,660,439

Net expense recapture (reimbursement) by Advisor (See Note 3)	—	—	13,200
Less securities lending credit (See Note 6)	(123,578)	(128,596)	—

Net expenses	490,093	479,461	1,673,639

Net investment income (loss)	1,646,038	1,021,618	(1,138,594)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,210,874	1,421,434	6,346
Investments in affiliates	(3,350)	2,744	—
Foreign currency translation	—	—	140,159
Futures contracts	—	—	(6,550,440)

Total	1,207,524	1,424,178	(6,403,935)

Net change in unrealized appreciation (depreciation) on:
Investments	3,053,006	1,158,782	(2,139)
Investments in affiliates	(30,516)	8,701	—
Foreign currencies	—	—	5,451
Futures contracts	—	—	(2,156,464)

Total	3,022,490	1,167,483	(2,153,152)

Net realized and unrealized gain (loss)	4,230,014	2,591,661	(8,557,087)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,876,052	$3,613,279	$(9,695,681)

[1]Consolidated Statement of Operations for the period. (see note 2b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Period Ended September 30, 2016	Year Ended March 31, 2016	Period Ended September 30, 2016	Year Ended March 31, 2016
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$1,195,442	$1,183,967	$1,027,046	$1,117,365
Net realized gain on investment transactions	2,492,524	28,870,387	1,275,749	39,565,775
Net change in unrealized appreciation (depreciation) on investments	5,444,455	(27,634,600)	10,335,326	(57,941,013)

Net increase (decrease) in net assets resulting from operations	9,132,421	2,419,754	12,638,121	(17,257,873)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	13,641,337	24,340,109	2,251,747	8,943,117
Shares issued to holders in reinvestment of dividends	—	962,982	—	343,573
Shares redeemed	(6,284,062)	(37,651,694)	(1,223,691)	(57,624,315)

Net increase (decrease)	7,357,275	(12,348,603)	1,028,056	(48,337,625)

Service Shares
Shares sold	100,624,656	159,568,384	7,858,236	69,441,913
Shares issued to holders in reinvestment of dividends	—	7,244,241	—	1,631,712
Shares redeemed	(80,617,398)	(111,678,118)	(30,252,821)	(101,036,005)

Net increase (decrease)	20,007,258	55,134,507	(22,394,585)	(29,962,380)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(207,479)	—	(343,573)
Net investment income – Service Shares	—	(773,830)	—	(1,632,424)
Net realized gains – Institutional Shares	—	(755,503)	—	—
Net realized gains – Service Shares	—	(6,471,426)	—	—

Total dividends and distributions	—	(8,208,238)	—	(1,975,997)

INCREASE (DECREASE) IN NET ASSETS	36,496,954	36,997,420	(8,728,408)	(97,533,875)
NET ASSETS:
Beginning of year	250,141,736	213,144,316	124,305,917	221,839,792

End of year (including accumulated undistributed net investment income (loss) of $1,678,253, $482,811, $399,584 and $(627,462), respectively)	$286,638,690	$250,141,736	$115,577,509	$124,305,917

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	911,922	1,743,722	191,956	741,488
Shares issued to holders in reinvestment of dividends	—	65,420	—	31,149
Shares redeemed	(404,691)	(2,620,228)	(100,996)	(5,101,953)

Net increase (decrease)	507,231	(811,086)	90,960	(4,329,316)

Service Shares
Shares sold	6,578,772	10,840,713	678,115	5,864,650
Shares issued to holders in reinvestment of dividends	—	497,202	—	146,080
Shares redeemed	(5,394,042)	(7,558,252)	(2,549,041)	(8,539,930)

Net increase (decrease)	1,184,730	3,779,663	(1,870,926)	(2,529,200)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Period Ended September 30, 2016	Year Ended March 31, 2016	Period Ended September 30, 2016	Year Ended March 31, 2016
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$317,483	$60,196	$2,242,023	$3,286,603
Net realized gain (loss) on investment transactions	1,144,659	(680,700)	1,364,017	(15,872,067)
Net change in unrealized appreciation (depreciation) on investments	8,068,156	(6,055,710)	5,147,886	(26,980,516)

Net increase (decrease) in net assets resulting from operations	9,530,298	(6,676,214)	8,753,926	(39,565,980)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	16,434,700	25,069,973	19,612,810	35,455,730
Shares issued to holders in reinvestment of dividends	—	631,404	—	1,643,942
Shares redeemed	(8,367,989)	(22,339,071)	(10,177,671)	(85,413,165)

Net increase (decrease)	8,066,711	3,362,306	9,435,139	(48,313,493)

Service Shares
Shares sold	14,185,591	35,927,062	21,642,807	100,982,818
Shares issued to holders in reinvestment of dividends	—	1,463,257	—	4,193,334
Shares redeemed	(15,558,745)	(21,214,203)	(38,611,108)	(165,420,650)

Net increase (decrease)	(1,373,154)	16,176,116	(16,968,301)	(60,244,498)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	—	(1,643,942)
Net investment income – Service Shares	—	—	—	(4,195,923)
Net realized gains – Institutional Shares	—	(631,404)	—	—
Net realized gains – Service Shares	—	(1,463,257)	—	—

Total dividends and distributions	—	(2,094,661)	—	(5,839,865)

INCREASE (DECREASE) IN NET ASSETS	16,223,855	10,767,547	1,220,764	(153,963,836)
NET ASSETS:
Beginning of year	88,821,588	78,054,041	188,184,824	342,148,660

End of year (including accumulated undistributed net investment income of $317,483, $0, $5,375,169 and $3,133,154, respectively)	$105,045,443	$88,821,588	$189,405,588	$188,184,824

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,043,823	1,772,382	2,557,312	4,512,185
Shares issued to holders in reinvestment of dividends	—	40,815	—	209,686
Shares redeemed	(508,363)	(1,438,094)	(1,294,486)	(10,835,369)

Net increase (decrease)	535,460	375,103	1,262,826	(6,113,498)

Service Shares
Shares sold	920,588	2,321,172	2,799,681	11,531,894
Shares issued to holders in reinvestment of dividends	—	96,776	—	539,682
Shares redeemed	(1,000,266)	(1,390,162)	(4,979,815)	(20,706,517)

Net increase (decrease)	(79,678)	1,027,786	(2,180,134)	(8,634,941)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Equity Fund		Core Fixed Income Fund
	Period Ended September 30, 2016	Year Ended March 31, 2016	Period Ended September 30, 2016	Year Ended March 31, 2016
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$(197,864)	$127,549	$1,191,445	$3,588,452
Net realized gain on investment transactions	1,631,008	9,526,734	2,124,252	1,436,685
Net change in unrealized appreciation (depreciation) on investments	1,823,492	(21,499,157)	1,541,368	(3,760,589)

Net increase (decrease) in net assets resulting from operations	3,256,636	(11,844,874)	4,857,065	1,264,548

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	11,036	12,821,121	6,234,233	7,863,630
Shares issued to holders in reinvestment of dividends	—	8,716,858	52,329	1,058,527
Shares redeemed	(235,506)	(67,240,595)	(778,539)	(81,194,484)

Net increase (decrease)	(224,470)	(45,702,616)	5,508,023	(72,272,327)

Service Shares
Shares sold	18,351,441	42,145,976	24,419,415	83,102,415
Shares issued to holders in reinvestment of dividends	—	7,756,296	1,700,964	5,306,114
Shares redeemed	(28,060,186)	(43,177,278)	(67,556,407)	(112,072,105)

Net increase (decrease)	(9,708,745)	6,724,994	(41,436,028)	(23,663,576)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(298,762)	(52,329)	(811,674)
Net investment income – Service Shares	—	—	(1,700,975)	(3,132,368)
Net realized gains – Institutional Shares	—	(8,418,096)	—	(246,854)
Net realized gains – Service Shares	—	(7,756,296)	—	(2,566,989)

Total dividends and distributions	—	(16,473,154)	(1,753,304)	(6,757,885)

DECREASE IN NET ASSETS	(6,676,579)	(67,295,650)	(32,824,244)	(101,429,240)
NET ASSETS:
Beginning of year	70,130,591	137,426,241	211,223,230	312,652,470

End of year (including accumulated undistributed net investment income (loss) of $(303,571), $(105,707), $(284,340), and $277,519, respectively)	$63,454,012	$70,130,591	$178,398,986	$211,223,230

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,118	1,063,359	646,151	830,734
Shares issued to holders in reinvestment of dividends	—	843,839	5,470	112,778
Shares redeemed	(24,419)	(6,843,142)	(81,013)	(8,581,015)

Net increase (decrease)	(23,301)	(4,935,944)	570,608	(7,637,503)

Service Shares
Shares sold	1,857,615	4,174,591	2,533,362	8,748,872
Shares issued to holders in reinvestment of dividends	—	755,238	176,921	566,730
Shares redeemed	(2,826,819)	(3,720,257)	(7,008,789)	(11,818,973)

Net increase (decrease)	(969,204)	1,209,572	(4,298,506)	(2,503,371)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tax-Exempt Fixed Income Fund		Opportunistic Fixed Income Fund
	Period Ended September 30, 2016	Year Ended March 31, 2016	Period Ended September 30, 2016	Year Ended March 31, 2016
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$541,450	$1,580,382	$1,717,684	$5,511,090
Net realized gain (loss) on investment transactions	783,832	1,058,932	(4,048,306)	(7,221,374)
Net change in unrealized appreciation (depreciation) on investments	(532,389)	(938,709)	1,935,180	(6,148,662)

Net increase (decrease) in net assets resulting from operations	792,893	1,700,605	(395,442)	(7,858,946)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	762,304	38,429,060
Shares issued to holders in reinvestment of dividends	—	—	228,556	417,968
Shares redeemed	—	—	(2,254,056)	(78,572,465)

Net decrease	—	—	(1,263,196)	(39,725,437)

Service Shares
Shares sold	1,873,301	12,979,454	13,296,491	43,428,974
Shares issued to holders in reinvestment of dividends	537,567	1,456,714	1,337,767	600,010
Shares redeemed	(12,862,946)	(31,117,120)	(25,459,669)	(110,508,644)

Net decrease	(10,452,078)	(16,680,952)	(10,825,411)	(66,479,660)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	(228,556)	(417,968)
Net investment income – Service Shares	(538,068)	(1,616,922)	(1,337,767)	(1,253,003)

Total dividends and distributions	(538,068)	(1,616,922)	(1,566,323)	(1,670,971)

DECREASE IN NET ASSETS	(10,197,253)	(16,597,269)	(14,050,372)	(115,735,014)
NET ASSETS:
Beginning of year	49,084,900	65,682,169	86,741,200	202,476,214

End of year (including accumulated undistributed net investment income of $25,042, $21,660, $6,523,363 and $6,372,002, respectively)	$38,887,647	$49,084,900	$72,690,828	$86,741,200

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	85,987	4,194,821
Shares issued to holders in reinvestment of dividends	—	—	26,031	44,276
Shares redeemed	—	—	(255,860)	(8,599,533)

Net decrease	—	—	(143,842)	(4,360,436)

Service Shares
Shares sold	159,738	1,129,170	1,475,115	4,666,895
Shares issued to holders in reinvestment of dividends	46,039	127,229	150,989	63,426
Shares redeemed	(1,097,260)	(2,702,338)	(2,844,882)	(11,992,065)

Net decrease	(891,483)	(1,445,939)	(1,218,778)	(7,261,744)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Growth Allocation Fund		Conservative Allocation Fund
	Period Ended September 30, 2016	Year Ended March 31, 2016	Period Ended September 30, 2016	Year Ended March 31, 2016
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$1,649,689	$3,178,364	$456,570	$1,265,104
Net realized gain on investment transactions	3,454,526	9,905,335	312,796	14,270,781
Net change in unrealized appreciation (depreciation) on investments	25,684,256	(17,689,519)	3,579,274	(32,999,442)

Net increase (decrease) in net assets resulting from operations	30,788,471	(4,605,820)	4,348,640	(17,463,557)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	3,814,287	7,247,081	1,371,945	2,989,958
Shares issued to holders in reinvestment of dividends	—	241,183	—	564,569
Shares redeemed	(2,550,089)	(3,669,741)	(536,567)	(4,408,250)

Net increase (decrease)	1,264,198	3,818,523	835,378	(853,723)

Service Shares
Shares sold	213,381,536	296,989,947	63,863,909	65,990,766
Shares issued to holders in reinvestment of dividends	—	6,257,780	—	13,499,064
Shares redeemed	(156,689,649)	(169,145,419)	(26,023,478)	(171,431,528)

Net increase (decrease)	56,691,887	134,102,308	37,840,431	(91,941,698)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(104,283)	—	(76,097)
Net investment income – Service Shares	—	(2,091,759)	—	(1,188,165)
From net realized gains – Institutional Shares	—	(136,899)	—	(488,473)
From net realized gains – Service Shares	—	(4,166,021)	—	(12,310,898)

Total dividends and distributions	—	(6,498,962)	—	(14,063,633)

INCREASE (DECREASE) IN NET ASSETS	88,744,556	126,816,049	43,024,449	(124,322,611)
NET ASSETS:
Beginning of year	394,392,420	267,576,371	55,988,974	180,311,585

End of year (including undistributed net investment income (loss) of $2,454,100, $804,411, $432,715, and $(23,855), respectively)	$483,136,976	$394,392,420	$99,013,423	$55,988,974

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	355,697	709,710	139,782	295,998
Shares issued to holders in reinvestment of dividends	—	22,753	—	58,505
Shares redeemed	(237,331)	(347,870)	(54,412)	(459,229)

Net increase (decrease)	118,366	384,593	85,370	(104,726)

Service Shares
Shares sold	20,147,609	30,307,654	6,582,876	6,694,655
Shares issued to holders in reinvestment of dividends	—	592,032	—	1,394,531
Shares redeemed	(14,560,716)	(16,466,202)	(2,640,870)	(18,079,390)

Net increase (decrease)	5,586,893	14,433,484	3,942,006	(9,990,204)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tactical Allocation Fund		Absolute Return Allocation Fund
	Period Ended September 30, 2016	Year Ended March 31, 2016	Period Ended September 30, 2016	Year Ended March 31, 2016
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$2,182,570	$3,227,953	$1,927,753	$6,533,346
Net realized gain (loss) on investment transactions	4,302,477	(24,709,832)	1,317,849	(10,151,865)
Net change in unrealized appreciation (depreciation) on investments	3,819,175	(20,479,455)	4,120,608	(2,371,514)

Net increase (decrease) in net assets resulting from operations	10,304,222	(41,961,334)	7,366,210	(5,990,033)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	568,122	2,608,481	166,744	1,549,885
Shares issued to holders in reinvestment of dividends	—	65,620	—	65,508
Shares redeemed	(1,394,235)	(3,048,776)	(401,319)	(3,094,449)

Net decrease	(826,113)	(374,675)	(234,575)	(1,479,056)

Service Shares
Shares sold	61,959,463	158,653,333	28,308,167	168,309,046
Shares issued to holders in reinvestment of dividends	—	4,361,910	—	7,023,975
Shares redeemed	(145,849,361)	(204,058,598)	(54,818,377)	(383,480,825)

Net decrease	(83,889,898)	(41,043,355)	(26,510,210)	(208,147,804)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(10,007)	—	(65,508)
Net investment income – Service Shares	—	(62,408)	—	(7,023,975)
Net realized gains – Institutional Shares	—	(55,613)	—	—
Net realized gains – Service Shares	—	(4,299,503)	—	—

Total dividends and distributions	—	(4,427,531)	—	(7,089,483)

DECREASE IN NET ASSETS	(74,411,789)	(87,806,895)	(19,378,575)	(222,706,376)
NET ASSETS:
Beginning of year	398,662,760	486,469,655	146,937,836	369,644,212

End of year (including undistributed net investment income of $5,355,718, $3,173,148, $2,473,077, and $545,324, respectively)	$324,250,971	$398,662,760	$127,559,261	$146,937,836

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	59,661	266,833	16,604	160,370
Shares issued to holders in reinvestment of dividends	—	6,900	—	6,845
Shares redeemed	(148,283)	(318,035)	(39,691)	(320,845)

Net decrease	(88,622)	(44,302)	(23,087)	(153,630)

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	6,562,002	16,487,396	2,803,223	17,242,674
Shares issued to holders in reinvestment of dividends	—	460,603	—	730,903
Shares redeemed	(15,546,102)	(21,259,984)	(5,456,109)	(39,665,602)

Net decrease	(8,984,100)	(4,311,985)	(2,652,886)	(21,692,025)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Multi-Asset Income Allocation Fund		Flexible Income Allocation Fund
	Period Ended September 30, 2016	Year Ended March 31, 2016	Period Ended September 30, 2016	Year Ended March 31, 2016
	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$1,646,038	$4,106,330	$1,021,618	$1,903,245
Net realized gain (loss) on investment transactions	1,207,524	(9,901,619)	1,424,178	(4,134,999)
Net change in unrealized appreciation on investments	3,022,490	1,638,638	1,167,483	862,884

Net increase (decrease) in net assets resulting from operations	5,876,052	(4,156,651)	3,613,279	(1,368,870)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	3,875	611,956
Shares issued to holders in reinvestment of dividends	—	—	704	26,216
Shares redeemed	—	—	(5,857)	(2,767,273)

Net decrease	—	—	(1,278)	(2,129,101)

Service Shares
Shares sold	31,898,327	39,307,466	17,475,684	144,421,094
Shares issued to holders in reinvestment of dividends	1,533,427	3,983,275	1,141,063	1,549,347
Shares redeemed	(35,325,446)	(67,882,712)	(31,523,445)	(171,926,473)

Net decrease	(1,893,692)	(24,591,971)	(12,906,698)	(25,956,032)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	(704)	(26,216)
Net investment income – Service Shares	(1,533,428)	(4,413,612)	(1,141,063)	(1,891,583)
Net realized gains – Service Shares	—	(434,279)	—	—

Total dividends and distributions	(1,533,428)	(4,847,891)	(1,141,767)	(1,917,799)

INCREASE (DECREASE) IN NET ASSETS	2,448,932	(33,596,513)	(10,436,464)	(31,371,802)
NET ASSETS:
Beginning of year	106,901,424	140,497,937	114,790,029	146,161,831

End of year (including undistributed accumulated net investment income of $162,170, $49,560, $53,283, and $173,432, respectively)	$109,350,356	$106,901,424	$104,353,565	$114,790,029

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	399	64,263
Shares issued to holders in reinvestment of dividends	—	—	72	2,758
Shares redeemed	—	—	(596)	(293,089)

Net decrease	—	—	(125)	(226,068)

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	3,121,220	3,932,161	1,803,838	15,314,531
Shares issued to holders in reinvestment of dividends	149,735	402,220	117,755	163,097
Shares redeemed	(3,456,446)	(6,815,040)	(3,252,228)	(18,202,837)

Net decrease	(185,491)	(2,480,659)	(1,330,635)	(2,725,209)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Managed Futures Strategy Fund[1]
	Period Ended September 30, 2016	January 19, 2016[2] Ended March 31, 2016
	(Unaudited)
OPERATIONS:
Net investment loss	$(1,138,594)	$(505,223)
Net realized loss on investment transactions	(6,403,935)	(6,759,925)
Net change in unrealized appreciation (depreciation) on investments	(2,153,152)	2,386,154

Net decrease in net assets resulting from operations	(9,695,681)	(4,878,994)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	567,721	4,636,463
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(3,094,882)	(191,272)

Net increase (decrease)	(2,527,161)	4,445,191

Service Shares
Shares sold	58,150,773	201,420,675
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(150,295,864)	(13,628,073)

Net increase (decrease)	(92,145,091)	187,792,602

INCREASE (DECREASE) IN NET ASSETS	(104,367,933)	187,358,799
NET ASSETS:
Beginning of year	187,358,799	—

End of year (including accumulated undistributed net investment income (loss) of $(1,138,594), and $0, respectively)	$82,990,866	$187,358,799

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	59,400	464,739
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(330,605)	(19,496)

Net increase (decrease)	(271,205)	445,243

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	6,137,559	20,197,403
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(16,054,628)	(1,393,024)

Net increase (decrease)	(9,917,069)	18,804,379

[1] Consolidated Statement of Changes in Net Assets (see note 2b).
[2] Commencement of Operations.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Institutional
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$14.85		$15.29	$13.67	$11.20	$10.68	$10.32
Income from investment operations:
Net investment income	0.11	[4]	0.13 [4]	0.14	0.09	0.08	0.01
Net realized and unrealized gains on investments	0.56		(0.06)[5]	1.57	2.46	0.51	0.35

Total from investment operations	0.67		0.07	1.71	2.55	0.59	0.36

Less distributions:
Dividends from net investment income	—		(0.11)	(0.09)	(0.08)	(0.07)	—
Dividends from net realized gains	—		(0.40)	—	—	—	—

Total distributions	—		(0.51)	(0.09)	(0.08)	(0.07)	—

Net asset value, end of period	$15.52		$14.85	$15.29	$13.67	$11.20	$10.68

Total return	4.51%[2]		0.47%	12.51%	22.81%	5.54%	3.49%[2]
Supplemental data and ratios:
Net assets, end of period	$40,628,343		$31,353,268	$44,686,597	$44,827,864	$44,994,114	$31,330,264
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.64%[3]		0.80%	0.87%	0.90%	0.92%	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.57%[3]		0.76%	0.85%	0.89%	0.89%	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.36%[3]		0.79%	0.88%	0.63%	0.81%	0.33%[3]
After expense reimbursement (recapture) and securities lending credit	1.43%[3]		0.83%	0.90%	0.64%	0.84%	0.34%[3]
Portfolio turnover rate	30.60%[2]		115.67%	53.23%	55.81%	60.92%	126.61%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[5]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$14.68		$15.14	$13.56	$11.12	$10.61	$9.99
Income from investment operations:
Net investment income (loss)	0.07	[1]	0.07 [1]	0.05	—	0.02	(0.03)
Net realized and unrealized gains on investments	0.54		(0.08)[4]	1.56	2.45	0.51	0.65

Total from investment operations	0.61		(0.01)	1.61	2.45	0.53	0.62

Less distributions:
Dividends from net investment income	—		(0.05)	(0.03)	(0.01)	(0.02)	—
Dividends from net realized gains	—		(0.40)	—	—	—	—

Total distributions	—		(0.45)	(0.03)	(0.01)	(0.02)	—

Net asset value, end of period	$15.29		$14.68	$15.14	$13.56	$11.12	$10.61

Total return	4.16%[2]		-0.08%	11.87%	22.04%	5.00%	6.21%
Supplemental data and ratios:
Net assets, end of period	$246,010,347		$218,788,468	$168,457,719	$138,902,683	$136,196,479	$168,654,404
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.22%[3]		1.33%	1.44%	1.48%	1.52%	1.54%
After expense reimbursement (recapture) and securities lending credit	1.15%[3]		1.27%	1.45%	1.49%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.80%[3]		0.41%	0.32%	0.05%	0.18%	-0.32%
After expense reimbursement (recapture) and securities lending credit	0.87%[3]		0.47%	0.31%	0.04%	0.21%	-0.27%
Portfolio turnover rate	30.60%[2]		115.67%	53.23%	55.81%	60.92%	126.61%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.
[4]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Institutional
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.37		$12.46	$11.73	$9.43	$8.39	$8.54
Income from investment operations:
Net investment income	0.14	[4]	0.16 [4]	0.21	0.17	0.18	0.13
Net realized and unrealized gains (losses) on investments	1.17		(1.03)	0.74	2.31	1.03	(0.09)

Total from investment operations	1.31		(0.87)	0.95	2.48	1.21	0.04

Less distributions:
Dividends from net investment income	—		(0.22)	(0.22)	(0.18)	(0.17)	(0.19)

Total distributions	—		(0.22)	(0.22)	(0.18)	(0.17)	(0.19)

Net asset value, end of period	$12.68		$11.37	$12.46	$11.73	$9.43	$8.39

Total return	11.62%[2]		-6.98%	8.08%	26.38%	14.70%	0.70%[2]
Supplemental data and ratios:
Net assets, end of period	$7,939,658		$6,081,265	$60,596,893	$62,007,800	$60,452,681	$39,721,680
Ratio of expenses to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.05%[3]		0.88%	0.86%	0.89%	0.92%	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	1.05%[3]		0.84%	0.84%	0.88%	0.91%	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.31%[3]		1.25%	1.87%	1.57%	1.89%	1.89%[3]
After expense reimbursement (recapture) and securities lending credit	2.31%[3]		1.29%	1.89%	1.58%	1.90%	1.90%[3]
Portfolio turnover rate	29.85%[2]		152.82%	31.33%	29.10%	27.02%	95.12%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[5]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.49		$12.57	$11.84	$9.52	$8.47	$8.32
Income from investment operations:
Net investment income	0.10	[1]	0.06 [1]	0.15	0.13	0.14	0.10
Net realized and unrealized gains on investments	1.19		(0.99)	0.73	2.31	1.03	0.13

Total from investment operations	1.29		(0.93)	0.88	2.44	1.17	0.23

Less distributions:
Dividends from net investment income	—		(0.15)	(0.15)	(0.12)	(0.12)	(0.08)

Total distributions	—		(0.15)	(0.15)	(0.12)	(0.12)	(0.08)

Net asset value, end of period	$12.78		$11.49	$12.57	$11.84	$9.52	$8.47

Total return	11.23%[2]		-7.38%	7.46%	25.63%	13.96%	2.87%
Supplemental data and ratios:
Net assets, end of period	$107,637,851		$118,224,652	$161,242,899	$137,835,903	$139,072,035	$163,077,098
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.63%[3]		1.52%	1.43%	1.46%	1.49%	1.51%
After expense reimbursement (recapture) and securities lending credit	1.62%[3]		1.48%	1.41%	1.45%	1.49%	1.49%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.69%[3]		0.44%	1.30%	1.01%	1.33%	1.13%
After expense reimbursement (recapture) and securities lending credit	1.70%[3]		0.48%	1.32%	1.02%	1.33%	1.15%
Portfolio turnover rate	29.85%[2]		152.82%	31.33%	29.10%	27.02%	95.12%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.
[4]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Institutional
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$15.33		$17.62	$16.77	$13.51	$11.56	$11.99
Income from investment operations:
Net investment income	0.08	[2]	0.06 [2]	0.01	—	0.07	—
Net realized and unrealized gains (losses) on investments	1.42		(1.93)	1.96	3.27	1.99	(0.43)

Total from investment operations	1.50		(1.87)	1.97	3.27	2.06	(0.43)

Less distributions:
Dividends from net investment income	—		—	—	(0.01)	(0.11)	—
Dividends from net realized gains	—		(0.42)	(1.12)	—	—	—

Total distributions	—		(0.42)	(1.12)	(0.01)	(0.11)	—

Net asset value, end of period	$16.83		$15.33	$17.62	$16.77	$13.51	$11.56

Total return	9.78%[3]		-10.61%	11.99%	24.19%	17.95%	-3.59%[3]
Supplemental data and ratios:
Net assets, end of period	$53,602,100		$40,624,613	$40,075,963	$44,695,002	$44,361,656	$30,106,471
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.93%[4]		1.02%	1.02%	1.05%	1.09%	1.22%[4]
After expense reimbursement (recapture) and securities lending credit	0.63%[4]		0.82%	0.91%	1.02%	1.05%	1.09%[4]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.68%[4]		0.18%	-0.08%	-0.04%	0.61%	-0.10%[4]
After expense reimbursement (recapture) and securities lending credit	0.98%[4]		0.38%	0.03%	-0.01%	0.65%	0.03%[4]
Portfolio turnover rate	28.33%[3]		146.02%	96.24%	241.55%	143.14%	245.95%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$14.96		$17.31	$16.61	$13.45	$11.50	$11.61
Income from investment operations:
Net investment income (loss)	0.03	[1]	(0.03)[1]	(0.09)	(0.12)	—	(0.09)
Net realized and unrealized loss on investments	1.38		(1.90)	1.91	3.28	1.99	(0.02)

Total from investment operations	1.41		(1.93)	1.82	3.16	1.99	(0.11)

Less distributions:
Dividends from net investment income	—		—	—	—	(0.04)	—
Dividends from net realized gains	—		(0.42)	(1.12)	—	—	—

Total distributions	—		(0.42)	(1.12)	—	(0.04)	—

Net asset value, end of period	$16.37		$14.96	$17.31	$16.61	$13.45	$11.50

Total return	9.43%[2]		-11.15%	11.19%	23.49%	17.32%	-0.95%
Supplemental data and ratios:
Net assets, end of period	$51,443,343		$48,196,975	$37,978,078	$32,592,001	$40,621,412	$47,944,286
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.51%[3]		1.58%	1.58%	1.60%	1.66%	1.74%
After expense reimbursement (recapture) and securities lending credit	1.21%[3]		1.41%	1.59%	1.59%	1.59%	1.59%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.08%[3]		-0.32%	-0.62%	-0.62%	0.01%	-0.82%
After expense reimbursement (recapture) and securities lending credit	0.38%[3]		-0.15%	-0.63%	-0.61%	0.08%	-0.67%
Portfolio turnover rate	28.33%[2]		146.02%	96.24%	241.55%	143.14%	245.95%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$7.74		$8.75	$8.94	$8.06	$7.52	$8.75
Income from investment operations:
Net investment income	0.11	[2]	0.13 [2]	0.25	0.11	0.13	0.07
Net realized and unrealized gains (losses) on investments	0.26		(0.91)	(0.26)	0.86	0.48	(1.17)

Total from investment operations	0.37		(0.78)	(0.01)	0.97	0.61	(1.10)

Less distributions:
Dividends from net investment income	—		(0.23)	(0.18)	(0.09)	(0.07)	(0.13)

Total distributions	—		(0.23)	(0.18)	(0.09)	(0.07)	(0.13)

Net asset value, end of period	$8.11		$7.74	$8.75	$8.94	$8.06	$7.52

Total return	4.78%[3]		-9.00%	-0.10%	12.09%	8.09%	-12.34%[3]
Supplemental data and ratios:
Net assets, end of period	$65,602,056		$52,879,582	$113,316,485	$130,537,695	$85,157,441	$40,623,156
Ratio of expenses to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	0.86%[4]		0.95%	0.98%	1.03%	1.09%	1.08%[4]
After expense reimbursement (recapture) and securities lending credit	0.79%[4]		0.90%	0.98%	1.03%	1.09%	1.08%[4]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.76%[4]		1.54%	2.68%	1.44%	1.44%	1.13%[4]
After expense reimbursement (recapture) and securities lending credit	2.83%[4]		1.59%	2.68%	1.44%	1.44%	1.13%[4]
Portfolio turnover rate	37.98%[3]		114.74%	61.84%	75.22%	75.34%	164.90%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$7.66		$8.70	$8.89	$8.05	$7.54	$8.39
Income from investment operations:
Net investment income	0.09	[1]	0.08 [1]	0.17	0.07	0.08	0.12
Net realized and unrealized gains (losses) on investments	0.25		(0.91)	(0.23)	0.85	0.49	(0.88)

Total from investment operations	0.34		(0.83)	(0.06)	0.92	0.57	(0.76)

Less distributions:
Dividends from net investment income	—		(0.21)	(0.13)	(0.08)	(0.06)	(0.09)

Total distributions	—		(0.21)	(0.13)	(0.08)	(0.06)	(0.09)

Net asset value, end of period	$8.00		$7.66	$8.70	$8.89	$8.05	$7.54

Total return	4.44%[2]		-9.59%	-0.68%	11.47%	7.53%	-8.92%
Supplemental data and ratios:
Net assets, end of period	$123,803,532		$135,305,242	$228,832,175	$238,149,375	$197,252,920	$185,300,082
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.43%[3]		1.52%	1.55%	1.60%	1.66%	1.66%
After expense reimbursement (recapture) and securities lending credit	1.39%[3]		1.52%	1.59%	1.59%	1.59%	1.59%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.19%[3]		0.92%	1.96%	0.94%	0.93%	1.11%
After expense reimbursement (recapture) and securities lending credit	2.23%[3]		0.92%	1.92%	0.95%	1.00%	1.18%
Portfolio turnover rate	37.98%[2]		114.74%	61.84%	75.22%	75.34%	164.90%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.
[4]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Equity Fund
	Service
	Period Ended September 30, 2016	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.99	$12.75	$13.42	$11.27	$9.86	$10.00
Income from investment operations:
Net investment income (loss)	(0.03)[1]	(0.02)[1]	0.04	0.04	0.03	(0.02)
Net realized and unrealized gains (losses) on investments	0.57	(1.01)	1.60	2.79	1.40	(0.12)

Total from investment operations	0.54	(1.03)	1.64	2.83	1.43	(0.14)

Less distributions:
Dividends from net investment income	—	—	(0.06)	(0.03)	(0.02)	—
Dividends from net realized gains	—	(1.73)	(2.25)	(0.65)	—	—

Total distributions	—	(1.73)	(2.31)	(0.68)	(0.02)	—

Net asset value, end of period	$10.53	$9.99	$12.75	$13.42	$11.27	$9.86

Total return	5.41%[2]	-8.42%	12.61%	25.20%	14.56%	-1.40%
Supplemental data and ratios:
Net assets, end of period	$63,454,012	$69,901,093	$73,803,768	$72,351,978	$87,142,873	$114,222,234
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.68%[3]	1.59%	1.57%	1.58%	1.63%	1.63%
After expense reimbursement (recapture) and securities lending credit	1.60%[3]	1.56%	1.56%	1.59%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.67%[3]	-0.20%	0.25%	0.27%	0.26%	-0.19%
After expense reimbursement (recapture) and securities lending credit	-0.59%[3]	-0.17%	0.26%	0.26%	0.29%	-0.16%
Portfolio turnover rate	35.90%[2]	92.64%	59.70%	59.12%	78.58%	91.59%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Institutional
	Period Ended September 30, 2016	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.46	$9.67	$9.37	$9.86	$9.77	$9.48
Income from investment operations:
Net investment income	0.08 [4]	0.17 [4]	0.15	0.16	0.17	0.21
Net realized and unrealized gains (losses) on investments	0.19	(0.08)	0.33	(0.24)	0.23	0.31

Total from investment operations	0.27	0.09	0.48	(0.08)	0.40	0.52

Less distributions:
Dividends from net investment income	(0.12)	(0.19)	(0.17)	(0.20)	(0.21)	(0.23)
Dividends from net realized gains	—	(0.11)	(0.01)	(0.03)	(0.10)	—
Return of capital	—	—	—	(0.18)	—	—

Total distributions	(0.12)	(0.30)	(0.18)	(0.41)	(0.31)	(0.23)

Net asset value, end of period	$9.61	$9.46	$9.67	$9.37	$9.86	$9.77

Total return	2.86%[2]	0.97%	5.25%	-0.72%	4.12%	5.56%[2]
Supplemental data and ratios:
Net assets, end of period	$7,484,532	$1,970,942	$75,832,786	$88,702,582	$134,362,492	$31,999,581
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.80%[3]	0.73%	0.70%	0.70%	0.72%	0.70%[3]
After expense reimbursement (recapture) and securities lending credit	0.69%[3]	0.71%	0.69%	0.70%	0.72%	0.69%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.62%[3]	1.73%	1.71%	1.68%	1.53%	2.14%[3]
After expense reimbursement (recapture) and securities lending credit	1.73%[3]	1.75%	1.72%	1.68%	1.53%	2.15%[3]
Portfolio turnover rate	77.97%[2]	157.49%	185.11%	112.86%	213.80%	427.36%
Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Period Ended September 30, 2016	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.54	$9.69	$9.39	$9.88	$9.78	$9.36
Income from investment operations:
Net investment income	0.06 [1]	0.12[1]	0.10	0.11	0.11	0.17
Net realized and unrealized gains (losses) on investments	0.18	(0.03)	0.33	(0.25)	0.24	0.42

Total from investment operations	0.24	0.09	0.43	(0.14)	0.35	0.59

Less distributions:
Dividends from net investment income	(0.09)	(0.13)	(0.12)	(0.14)	(0.15)	(0.17)
Dividends from net realized gains	—	(0.11)	(0.01)	(0.03)	(0.10)	—
Return of capital	—	—	—	(0.18)	—	—

Total distributions	(0.09)	(0.24)	(0.13)	(0.35)	(0.25)	(0.17)

Net asset value, end of period	$9.69	$9.54	$9.69	$9.39	$9.88	$9.78

Total return	2.53%[2]	1.01%	4.64%	-1.33%	3.55%	6.35%
Supplemental data and ratios:
Net assets, end of period	$170,914,454	$209,252,288	$236,819,684	$231,285,162	$281,180,497	$435,281,520
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.36%[3]	1.31%	1.29%	1.29%	1.30%	1.28%
After expense reimbursement (recapture) and securities lending credit	1.29%[3]	1.29%	1.29%	1.29%	1.29%	1.26%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.14%[3]	1.22%	1.11%	1.10%	1.02%	1.68%
After expense reimbursement (recapture) and securities lending credit	1.21%[3]	1.24%	1.11%	1.10%	1.03%	1.70%
Portfolio turnover rate	77.97%[2]	157.49%	185.11%	112.86%	213.80%	427.36%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund
	Service
	Period Ended September 30, 2016	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.62	$11.58	$11.18	$11.70	$11.47	$10.67
Income from investment operations:
Net investment income	0.14 [1]	0.31 [1]	0.32	0.34	0.33	0.37
Net realized and unrealized gains (losses) on investments	0.05	0.06	0.40	(0.52)	0.23	0.80

Total from investment operations	0.19	0.37	0.72	(0.18)	0.56	1.17

Less distributions:
Dividends from net investment income	(0.15)	(0.33)	(0.32)	(0.34)	(0.33)	(0.37)

Total distributions	(0.15)	(0.33)	(0.32)	(0.34)	(0.33)	(0.37)

Net asset value, end of period	$11.66	$11.62	$11.58	$11.18	$11.70	$11.47

Total return	1.67%[2]	3.22%	6.45%	-1.48%	4.93%	11.10%
Supplemental data and ratios:
Net assets, end of period	$38,887,647	$49,084,900	$65,682,169	$63,429,577	$75,739,873	$81,408,890
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture)	1.46%[3]	1.42%	1.38%	1.38%	1.36%	1.31%
After expense reimbursement (recapture)	1.29%[3]	1.28%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.32%[3]	2.53%	2.64%	2.90%	2.72%	3.16%
After expense reimbursement (recapture)	2.49%[3]	2.67%	2.73%	2.99%	2.79%	3.18%
Portfolio turnover rate	5.33%[2]	12.47%	33.29%	35.08%	30.36%	38.80%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.
[4]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Institutional
	Period Ended September 30, 2016	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.05	$9.53	$9.94	$10.27	$9.70	$10.07
Income from investment operations:
Net investment income	0.21 [2]	0.36 [2]	0.41	0.34	0.42	0.35
Net realized and unrealized gains (losses) on investments	(0.23)	(0.76)	(0.32)	(0.37)	0.57	(0.34)

Total from investment operations	(0.02)	(0.40)	0.09	(0.03)	0.99	0.01

Less distributions:
Dividends from net investment income	(0.24)	(0.08)	(0.50)	(0.28)	(0.42)	(0.38)
Dividends from net realized gains	—	—	—	(0.02)	—	—

Total distributions	(0.24)	(0.08)	(0.50)	(0.30)	(0.42)	(0.38)

Net asset value, end of period	$8.79	$9.05	$9.53	$9.94	$10.27	$9.70

Total return	-0.17%[3]	-4.22%	0.88%	-0.21%	10.33%	0.29%[3]
Supplemental data and ratios:
Net assets, end of period	$7,061,423	$8,572,900	$50,593,107	$65,181,311	$104,141,739	$38,403,168
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.19%[4]	1.13%	1.08%	1.01%	1.03%	1.13%[4]
After expense reimbursement (recapture)	0.95%[4]	0.99%	1.05%	1.01%	1.05%	1.05%[4]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	4.56%[4]	3.71%	3.84%	4.10%	4.17%	4.20%[4]
After expense reimbursement (recapture)	4.80%[4]	3.85%	3.87%	4.10%	4.15%	4.28%[4]
Portfolio turnover rate	13.30%[3]	41.12%	39.66%	66.49%	101.49%	86.54%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Service
	Period Ended September 30, 2016	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.05	$9.55	$9.93	$10.28	$9.70	$10.00
Income from investment operations:
Net investment income	0.19 [1]	0.30 [1]	0.33	0.35	0.36	0.34
Net realized and unrealized gains (losses) on investments	(0.23)	(0.72)	(0.29)	(0.43)	0.58	(0.31)

Total from investment operations	(0.04)	(0.42)	0.04	(0.08)	0.94	0.03

Less distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.42)	(0.25)	(0.36)	(0.33)
Dividends from net realized gains	—	—	—	(0.02)	—	—

Total distributions	(0.16)	(0.08)	(0.42)	(0.27)	(0.36)	(0.33)

Net asset value, end of period	$8.85	$9.05	$9.55	$9.93	$10.28	$9.70

Total return	-0.56%[2]	-4.44%	0.33%	-0.71%	9.64%	0.56%
Supplemental data and ratios:
Net assets, end of period	$65,629,405	$78,168,300	$151,883,107	$147,493,694	$150,493,389	$204,104,609
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.76%[3]	1.68%	1.66%	1.59%	1.61%	1.63%
After expense reimbursement (recapture)	1.55%[3]	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	3.99%[3]	3.08%	3.28%	3.51%	3.52%	3.49%
After expense reimbursement (recapture)	4.20%[3]	3.21%	3.39%	3.55%	3.58%	3.57%
Portfolio turnover rate	13.30%[2]	41.12%	39.66%	66.49%	101.49%	86.54%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Institutional
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.46		$11.65	$11.45	$10.25	$9.63
Income from investment operations:
Net investment income (loss)	0.07	[2]	0.20 [2]	0.16	(0.03)	0.11
Net realized and unrealized gains on investments	0.63		(1.02)	0.41	1.56	0.62

Total from investment operations	0.70		(0.82)	0.57	1.53	0.73

Less distributions:
Dividends from net investment income	—		(0.16)	(0.19)	(0.11)	(0.11)
Dividends from net realized gains	—		(0.21)	(0.18)	(0.22)	—

Total distributions	—		(0.37)	(0.37)	(0.33)	(0.11)

Net asset value, end of period	$11.16		$10.46	$11.65	$11.45	$10.25

Total return	6.69%[3]		-7.11%	5.04%	15.00%	7.68%[3]
Supplemental data and ratios:
Net assets, end of period	$13,032,025		$10,968,769	$7,737,997	$3,534,178	$884,658
Ratio of expenses to average net assets[4,8]
Before expense reimbursement (recapture) and securities lending credit	0.41%[5]		0.43%	0.41%	0.40%	0.42%[5]
After expense reimbursement (recapture) and securities lending credit	0.32%[5]		0.31%[7]	0.34%	0.36%	0.40%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.26%[5]		1.67%	1.63%	1.42%	1.84%[5]
After expense reimbursement (recapture) and securities lending credit	1.35%[5]		1.79%	1.70%	1.46%	1.86%[5]
Portfolio turnover rate	17.93%[3]		84.98%	11.96%	30.35%	18.44%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]	Due to a clerical error, this number appeared as 0.32% in the Fund’s annual report for the year ended March 31, 2016 and should have been reported as 0.31%.
[8]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.42		$11.62	$11.43	$10.26	$9.46	$10.00
Income from investment operations:
Net investment income	0.04	[2]	0.13 [2]	0.12	0.07	0.07	0.08
Net realized and unrealized gains (losses) on investments	0.63		(1.02)	0.38	1.38	0.80	(0.52)

Total from investment operations	0.67		(0.89)	0.50	1.45	0.87	(0.44)

Less distributions:
Dividends from net investment income	—		(0.10)	(0.13)	(0.06)	(0.07)	(0.10)
Dividends from net realized gains	—		(0.21)	(0.18)	(0.22)	—	—
Return of capital	—		—	—	—	—	— *

Total distributions	—		(0.31)	(0.31)	(0.28)	(0.07)	(0.10)

Net asset value, end of period	$11.09		$10.42	$11.62	$11.43	$10.26	$9.46

Total return	6.43%[3]		-7.67%	4.47%	14.20%	9.30%	-4.30%[3]
Supplemental data and ratios:
Net assets, end of period	$470,104,951		$383,423,651	$259,838,374	$288,401,436	$248,122,395	$144,649,234
Ratio of expenses to average net assets[4],7
Before expense reimbursement (recapture) and securities lending credit	1.00%[5]		1.02%	1.00%	1.00%	1.04%	1.22%[5]
After expense reimbursement (recapture) and securities lending credit	0.91%[5]		0.91%	0.95%	1.00%	1.00%	1.00%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	0.67%[5]		1.05%	0.94%	0.61%	0.76%	1.12%[5]
After expense reimbursement (recapture) and securities lending credit	0.76%[5]		1.16%	0.99%	0.61%	0.80%	1.34%[5]
Portfolio turnover rate	17.93%[3]		84.98%	11.96%	30.35%	18.44%	14.40%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Institutional
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.51		$11.26	$11.39	$10.43	$9.98
Income from investment operations:
Net investment income	0.09	[2]	0.16 [2]	0.26	0.18	0.14
Net realized and unrealized gains on investments	0.41		(0.89)	0.41	0.98	0.48

Total from investment operations	0.50		(0.73)	0.67	1.16	0.62

Less distributions:
Dividends from net investment income	—		(0.14)	(0.25)	(0.14)	(0.14)
Dividends from net realized gains	—		(0.88)	(0.55)	(0.06)	(0.03)

Total distributions	—		(1.02)	(0.80)	(0.20)	(0.17)

Net asset value, end of period	$10.01		$9.51	$11.26	$11.39	$10.43

Total return	5.26%[3]		-6.65%	6.01%	11.13%	6.29%[3]
Supplemental data and ratios:
Net assets, end of period	$5,296,213		$4,220,428	$6,173,168	$2,680,327	$879,348
Ratio of expenses to average net assets[4],7
Before expense reimbursement (recapture) and securities lending credit	0.52%[5]		0.47%	0.42%	0.43%	0.43%[5]
After expense reimbursement (recapture) and securities lending credit	0.34%[5]		0.37%	0.37%	0.38%	0.38%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.67%[5]		1.39%	1.96%	1.42%	2.10%[5]
After expense reimbursement (recapture) and securities lending credit	1.85%[5]		1.49%	2.01%	1.47%	2.15%[5]
Portfolio turnover rate	18.84%[3]		130.77%	38.36%	69.17%	67.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.53		$11.29	$11.39	$10.44	$9.76	$10.00
Income from investment operations:
Net investment income	0.06	[2]	0.09 [2]	0.15	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.40		(0.89)	0.46	1.01	0.71	(0.24)

Total from investment operations	0.46		(0.80)	0.61	1.09	0.80	(0.15)

Less distributions:
Dividends from net investment income	—		(0.08)	(0.16)	(0.08)	(0.09)	(0.09)
Dividends from net realized gains	—		(0.88)	(0.55)	(0.06)	(0.03)	—

Total distributions	—		(0.96)	(0.71)	(0.14)	(0.12)	(0.09)

Net asset value, end of period	$9.99		$9.53	$11.29	$11.39	$10.44	$9.76

Total return	4.83%[3]		-7.18%	5.42%	10.40%	8.25%	-1.43%[3]
Supplemental data and ratios:
Net assets, end of period	$93,717,210		$51,768,546	$174,138,417	$195,498,995	$228,905,423	$143,145,114
Ratio of expenses to average net assets[4],7
Before expense reimbursement (recapture) and securities lending credit	1.11%[5]		1.05%	1.01%	1.02%	1.05%	1.25%[5]
After expense reimbursement (recapture) and securities lending credit	0.92%[5]		0.99%	1.00%	1.00%	1.00%	1.00%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.02%[5]		0.79%	1.17%	0.67%	0.94%	1.33%[5]
After expense reimbursement (recapture) and securities lending credit	1.21%[5]		0.85%	1.18%	0.69%	0.99%	1.58%[5]
Portfolio turnover rate	18.84%[3]		130.77%	38.36%	69.17%	67.22%	50.86%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Institutional
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.38		$10.34	$10.80	$10.25	$9.75
Income from investment operations:
Net investment income	0.08	[2]	0.13 [2]	0.17	0.07	0.13
Net realized and unrealized gains on investments	0.25		(0.97)	0.21	0.75	0.55

Total from investment operations	0.33		(0.84)	0.38	0.82	0.68

Less distributions:
Dividends from net investment income	—		(0.02)	(0.20)	(0.09)	(0.14)
Dividends from net realized gains	—		(0.10)	(0.64)	(0.18)	(0.04)

Total distributions	—		(0.12)	(0.84)	(0.27)	(0.18)

Net asset value, end of period	$9.71		$9.38	$10.34	$10.80	$10.25

Total return	3.52%[3]		-8.18%	3.63%	8.01%	7.11%[3]
Supplemental data and ratios:
Net assets, end of period	$4,321,935		$5,005,303	$5,977,217	$1,496,066	$810,333
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.53%[5]		0.51%	0.51%	0.51%	0.52%[5]
After expense reimbursement (recapture) and securities lending credit	0.40%[5]		0.41%	0.36%	0.46%	0.46%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.65%[5]		1.20%	2.01%	1.14%	1.89%[5]
After expense reimbursement (recapture) and securities lending credit	1.78%[5]		1.30%	2.16%	1.19%	1.95%[5]
Portfolio turnover rate	187.02%[3]		348.05%	214.84%	244.90%	195.89%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.32		$10.32	$10.79	$10.27	$9.54	$10.00
Income from investment operations:
Net investment income	0.06	[2]	0.07 [2]	0.15	0.05	0.09	0.06
Net realized and unrealized gains (losses) on investments	0.24		(0.97)	0.17	0.70	0.78	(0.47)

Total from investment operations	0.30		(0.90)	0.32	0.75	0.87	(0.41)

Less distributions:
Dividends from net investment income	—		— *	(0.15)	(0.05)	(0.10)	(0.05)
Dividends from net realized gains	—		(0.10)	(0.64)	(0.18)	(0.04)	—

Total distributions	—		(0.10)	(0.79)	(0.23)	(0.14)	(0.05)

Net asset value, end of period	$9.62		$9.32	$10.32	$10.79	$10.27	$9.54

Total return	3.22%[3]		-8.74%	3.08%	7.27%	9.15%	-4.09%[3]
Supplemental data and ratios:
Net assets, end of period	$319,929,036		$393,657,458	$480,492,438	$377,469,190	$310,316,243	$184,703,438
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.12%[5]		1.11%	1.10%	1.10%	1.15%	1.32%[5]
After expense reimbursement (recapture) and securities lending credit	1.00%[5]		1.01%	0.97%	1.10%	1.10%	1.10%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.06%[5]		0.62%	1.30%	0.51%	0.90%	0.90%[5]
After expense reimbursement (recapture) and securities lending credit	1.18%[5]		0.72%	1.43%	0.51%	0.95%	1.12%[5]
Portfolio turnover rate	187.02%[3]		348.05%	214.84%	244.90%	195.89%	293.90%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.80		$10.02	$10.00	$10.16	$10.19
Income from investment operations:
Net investment income	0.17	[7]	0.26 [7]	0.40	0.41	0.18
Net realized and unrealized losses on investments	0.42		(0.21)	(0.10)[6]	(0.31)	(0.02)

Total from investment operations	0.59		0.05	0.30	0.10	0.16

Less distributions:
Dividends from net investment income	—		(0.27)	(0.28)	(0.26)	(0.18)
Dividends from net realized gains	—		—	—	—	(0.01)

Total distributions	—		(0.27)	(0.28)	(0.26)	(0.19)

Net asset value, end of period	$10.39		$9.80	$10.02	$10.00	$10.16

Total return	6.13%[2]		0.56%	3.05%	1.08%	1.53%[2]
Supplemental data and ratios:
Net assets, end of period	$934,419		$1,107,629	$2,673,347	$1,014,889	$569,773
Ratio of expenses to average net assets[4],8
Before expense reimbursement (recapture) and securities lending credit	0.60%[3]		0.53%	0.51%	0.51%	0.51%[3]
After expense reimbursement (recapture) and securities lending credit	0.50%[3]		0.39%	0.34%	0.36%	0.47%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	3.28%[3]		2.49%	2.64%	2.24%	2.59%[3]
After expense reimbursement (recapture) and securities lending credit	3.38%[3]		2.63%	2.81%	2.39%	2.63%[3]
Portfolio turnover rate	22.09%[2]		200.13%	91.93%	134.44%	64.86%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

[7]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[8]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Period Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.81		$10.04	$10.01	$10.17	$10.04	$10.00
Income from investment operations:
Net investment income	0.14	[6]	0.20 [6]	0.23	0.19	0.14	0.09
Net realized and unrealized gains (losses) on investments	0.42		(0.22)	0.02	(0.15)	0.13	0.01

Total from investment operations	0.56		(0.02)	0.25	0.04	0.27	0.10

Less distributions:
Dividends from net investment income	—		(0.21)	(0.22)	(0.20)	(0.13)	(0.06)
Dividends from net realized gains	—		—	—	—	(0.01)	—

Total distributions	—		(0.21)	(0.22)	(0.20)	(0.14)	(0.06)

Net asset value, end of period	$10.37		$9.81	$10.04	$10.01	$10.17	$10.04

Total return	5.82%[2]		-0.19%	2.47%	0.43%	2.71%	1.01%[2]
Supplemental data and ratios:
Net assets, end of period	$126,624,842		$145,830,207	$366,970,865	$449,186,398	$509,704,884	$238,654,697
Ratio of expenses to average net assets[4],7
Before expense reimbursement (recapture) and securities lending credit	1.20%[3]		1.13%	1.11%	1.10%	1.13%	1.28%[3]
After expense reimbursement (recapture) and securities lending credit	1.10%[3]		0.99%	0.93%	1.00%	1.10%	1.10%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.67%[3]		1.92%	1.92%	1.64%	1.80%	1.54%[3]
After expense reimbursement (recapture) and securities lending credit	2.77%[3]		2.06%	2.10%	1.74%	1.83%	1.72%[3]
Portfolio turnover rate	22.09%[2]		200.13%	91.93%	134.44%	64.86%	136.33%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[7]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Period Ended September 30, 2016	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.94	$10.62	$10.76	$10.58	$10.00
Income from investment operations:
Net investment income	0.16 [6]	0.34 [6]	0.36	0.38	0.22
Net realized and unrealized gains (losses) on investments	0.40	(0.61)	(0.05)	0.21	0.53

Total from investment operations	0.56	(0.27)	0.31	0.59	0.75

Less distributions:
Dividends from net investment income	(0.15)	(0.37)	(0.38)	(0.40)	(0.17)
Dividends from net realized gains	—	(0.04)	(0.07)	(0.01)	—

Total distributions	(0.15)	(0.41)	(0.45)	(0.41)	(0.17)

Net asset value, end of period	$10.35	$9.94	$10.62	$10.76	$10.58

Total return	5.67%[2]	-2.49%	3.01%	5.63%	7.55%[2]
Supplemental data and ratios:
Net assets, end of period	$109,350,356	$106,901,424	$140,497,937	$115,477,776	$73,269,622
Ratio of expenses to average net assets[4],7
Before expense reimbursement (recapture) and securities lending credit	1.18%[3]	1.17%	1.14%	1.18%	1.33%[3]
After expense reimbursement (recapture) and securities lending credit	0.94%[3]	0.96%	0.88%	0.88%	1.10%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.92%[3]	3.15%	3.23%	3.66%	3.66%[3]
After expense reimbursement (recapture) and securities lending credit	3.16%[3]	3.36%	3.49%	3.96%	3.89%[3]
Portfolio turnover rate	41.51%[2]	145.43%	66.76%	100.40%	21.35%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[7]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Period Ended September 30, 2016	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.62	$9.76	$9.65	$10.00	$10.01
Income from investment operations:
Net investment income	0.12 [6]	0.18 [6]	0.25	0.19	0.13
Net realized and unrealized gains (losses) on investments	0.22	(0.11)	0.11	(0.27)	(0.04)

Total from investment operations	0.34	0.07	0.36	(0.08)	0.09

Less distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.25)	(0.24)	(0.10)
Dividends from net realized gains	—	—	—	(0.03)	— *

Total distributions	(0.13)	(0.21)	(0.25)	(0.27)	(0.10)

Net asset value, end of period	$9.83	$9.62	$9.76	$9.65	$10.00

Total return	3.58%[2]	0.70%	3.75%	-0.83%	0.88%[2]
Supplemental data and ratios:
Net assets, end of period	$49,749	$49,872	$2,257,327	$960,185	$503,918
Ratio of expenses to average net assets[4],7
Before expense reimbursement (recapture) and securities lending credit	0.50%[3]	0.44%	0.42%	0.41%	0.50%[3]
After expense reimbursement (recapture) and securities lending credit	0.30%[3]	0.36%	0.31%	0.32%	0.43%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.21%[3]	1.76%	2.66%	1.98%	2.44%[3]
After expense reimbursement (recapture) and securities lending credit	2.41%[3]	1.84%	2.77%	2.07%	2.51%[3]
Portfolio turnover rate	41.91%[2]	147.81%	22.67%	67.82%	18.75%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[7]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Period Ended September 30, 2016	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.55	$9.77	$9.64	$9.98	$10.00
Income from investment operations:
Net investment income	0.09 [6]	0.14 [6]	0.19	0.15	0.10
Net realized and unrealized gains (losses) on investments	0.23	(0.21)	0.13	(0.30)	(0.04)

Total from investment operations	0.32	(0.07)	0.32	(0.15)	0.06

Less distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.19)	(0.16)	(0.08)
Dividends from net realized gains	—	—	—	(0.03)	— *

Total distributions	(0.10)	(0.15)	(0.19)	(0.19)	(0.08)

Net asset value, end of period	$9.77	$9.55	$9.77	$9.64	$9.98

Total return	3.39%[2]	-0.75%	3.32%	-1.47%	0.59%[2]
Supplemental data and ratios:
Net assets, end of period	$104,303,816	$114,740,157	$143,904,504	$213,499,393	$227,815,865
Ratio of expenses to average net assets[4],7
Before expense reimbursement (recapture) and securities lending credit	1.10%[3]	1.04%	1.02%	1.01%	1.09%[3]
After expense reimbursement (recapture) and securities lending credit	0.87%[3]	0.93%	0.92%	0.92%	1.03%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.61%[3]	1.32%	1.72%	1.40%	1.78%[3]
After expense reimbursement (recapture) and securities lending credit	1.84%[3]	1.43%	1.82%	1.49%	1.84%[3]
Portfolio turnover rate	41.91%[2]	147.81%	22.67%	67.82%	18.75%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
[7]	The ratio of expenses to average net assets includes interest expense where applicable. See Note 5 in the Notes to the Financial Statements.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional		Service
	Period Ended September 30, 2016	January 19, 2016[1] Through March 31, 2016	Period Ended September 30, 2016	January 19, 2016[1] Through March 31, 2016
	(Unaudited)		(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	9.75	$10.00	9.73	$10.00
Income from investment operations:
Net investment income	(0.02)[4]	(0.02)[4]	(0.06)[4]	(0.03)[4]
Net realized and unrealized gains (losses) on investments	(0.53)	(0.23)	(0.51)	(0.24)

Total from investment operations	(0.55)	(0.25)	(0.57)	(0.27)

Net asset value, end of period	9.20	9.75	9.16	9.73

Total return	-5.64%[2]	-2.50%[2]	-5.86%[2]	-2.70%[2]
Supplemental data and ratios:
Net assets, end of period	$1,600,364	$4,338,706	$81,390,502	$183,020,093
Ratio of expenses to average net assets
Before expense reimbursement (recapture), fees waived and securities lending credit	1.33%[3]	1.61%[3]	1.92%[3]	2.20%[3]
After expense reimbursement (recapture), fees waived and securities lending credit	1.34%[3]	1.30%[3]	1.94%[3]	1.90%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture), fees waived and securities lending credit	-0.49%[3]	-1.12%[3]	-1.31%[3]	-1.71%[3]
After expense reimbursement (recapture), fees waived and securities lending credit	-0.50%[3]	-0.81%[3]	-1.33%[3]	-1.41%[3]
Portfolio turnover rate	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

See notes to financial statements.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

September 30, 2016

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trust dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 7 funds: GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, GuideMark® Opportunistic Equity Fund, GuideMark® Core Fixed Income Fund and GuideMark® Tax-Exempt Fixed Income Fund. GPS Funds II is comprised of the following 8 funds: GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund and GuidePath® Managed Futures Strategy Fund (collectively, the “Funds”). All of the Funds, except for the GuideMark® Opportunistic Equity Fund and GuideMark® Opportunistic Fixed Income Fund are classified and operate as diversified funds under the 1940 Act. The GuideMark® Opportunistic Equity Fund and GuideMark® Opportunistic Fixed Income Fund are classified as non-diversified. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuideMark® Opportunistic Equity Fund and GuideMark® Opportunistic Fixed Income Fund commenced operations on April 1, 2011. The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund commenced operations on August 31, 2012. The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016. Each Fund offers two classes of shares: Service Shares and Institutional Shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

During the period, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments.  The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, convertible obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain common stocks, preferred stocks, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts and swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments.  The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2016:

GuideMark® Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$263,923,154	$—	$—	$263,923,154
Investment Companies	5,123,421	—	—	5,123,421
Real Estate Investment Trusts	15,200,115	—	—	15,200,115
Short Term Investments	2,436,824	—	—	2,436,824
Investments Purchased as Securities Lending Collateral	7,024,517	—	—	7,024,517

Total Investments in Securities	$293,708,031	$—	$—	$293,708,031

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

GuideMark® Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,216,244	$9,171,790	$—	$11,388,034
Consumer Staples	5,471,104	7,017,488	—	12,488,592
Energy	1,200,153	7,723,169	—	8,923,322
Financials	3,754,750	16,223,363	—	19,978,113
Health Care	121,154	1,909,137	—	2,030,291
Industrials	1,361,684	4,442,516	—	5,804,200
Information Technology	4,183,087	19,128,290	—	23,311,377
Materials	991,207	3,971,013	—	4,962,220
Real Estate	—	1,516,856	—	1,516,856
Telecommunication Services	902,070	7,023,927	—	7,925,997
Utilities	1,219,068	866,229	—	2,085,297

Total Common Stocks	21,420,521	78,993,778	—	100,414,299
Preferred Stocks
Consumer Staples	121,595	885,757	—	1,007,352
Financials	1,468,698	—	—	1,468,698
Information Technology	—	569,778	—	569,778
Materials	1,107,722	—	—	1,107,722
Utilities	1,476,090	—	—	1,476,090

Total Preferred Stocks	4,174,105	1,455,535	—	5,629,640
Investment Companies	9,473,895	—	—	9,473,895
Short Term Investments	185,308	—	—	185,308
Investments Purchased as Securities Lending Collateral	295,200	—	—	295,200

Total Investments in Securities	$35,549,029	$80,449,313	$—	$115,998,342

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$873,546
Transfers out of Level 1	(940,890)

Net Transfers into/(out of) Level 1	$(67,344)

Transfers into Level 2	$940,890
Transfers out of Level 2	(873,546)

Net Transfers into/(out of) Level 2	$67,344

Transfers between Level 1 and Level 2 were made due to an increase or decrease in the level of inputs utilized for such securities in accordance with the fair value hierarchy.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Rights
Balance as of April 1, 2016	$0
Purchases	—
Sales proceeds and paydowns	0
Accreted discounts, net	—
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	—

Balance as of September 30, 2016	$—

Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at June 30, 2016.	$—

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

GuideMark® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$90,864,856	$—	$—	$90,864,856
Investment Companies	3,531,327	—	—	3,531,327
Real Estate Investment Trusts	9,713,685	—	0	9,713,685
Rights	—	—	0	—
Short Term Investments	866,354	—	—	866,354
Investments Purchased as Securities Lending Collateral	5,331,501	—	—	5,331,501

Total Investments in Securities	$110,307,723	$—	$—	$110,307,723

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Rights	Real Estate Investment Trusts
Balance as of April 1, 2016	$0	$0
Purchases	—	—
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	—	—

Balance as of September 30, 2016	$0	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2016.	$—	$—

GuideMark® World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,630,974	$27,500,710	$—	$29,131,684
Consumer Staples	2,492,838	26,041,827	—	28,534,665
Energy	647,507	4,723,265	—	5,370,772
Financials	5,803,237	27,713,629	—	33,516,866
Health Care	256,131	19,972,620	—	20,228,751
Industrials	661,052	22,485,019	—	23,146,071
Information Technology	1,047,901	11,007,201	—	12,055,102
Materials	1,263,770	9,662,646	—	10,926,416
Real Estate	—	932,302	—	932,302
Telecommunication Services	404,368	4,858,841	—	5,263,209
Utilities	381,839	4,978,669	—	5,360,508

Total Common Stocks	14,589,617	159,876,729	—	174,466,346
Investment Companies	9,213,443	—	—	9,213,443
Participatory Notes	—	192,665	—	192,665
Preferred Stock	—	657,901	—	657,901
Real Estate Investment Trusts	143,642	2,160,587	—	2,304,229
Short Term Investments	853,328	—	—	853,328
Investments Purchased as Securities Lending Collateral	1,391,604	—	—	1,391,604

Total Investments in Securities	$26,191,634	$162,887,882	$—	$189,079,516

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$68,250
Transfers out of Level 1	(87,978)

Net Transfers into/(out of) Level 1	$(19,728)

Transfers into Level 2	$87,978
Transfers out of Level 2	(68,250)

Net Transfers into/(out of) Level 2	$19,728

Transfers between Level 1 and Level 2 were made due to an increase or decrease in the level of inputs utilized for such securities in accordance with the fair value hierarchy.

There were no transfers in or out of Level 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Opportunistic Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$61,827,773	$—	$—	$61,827,773
Real Estate Investment Trusts	241,913	—	—	241,913
Short Term Investments	1,818,758	—	—	1,818,758
Investments Purchased as Securities Lending Collateral	2,560,053	—	—	2,560,053

Total Investments in Securities	$66,448,497	$—	$—	$66,448,497

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$19,061,239	$—	$19,061,239
Collateralized Mortgage Obligations	—	11,702,538	—	11,702,538
Corporate Obligations	—	71,346,300	—	71,346,300
Foreign Government Debt Obligations	—	769,960	—	769,960
Mortgage Backed Securities – U.S. Government Agency	—	62,269,006	—	62,269,006
Municipal Debt Obligations	—	1,128,219	—	1,128,219
U.S. Treasury Obligations	—	24,168,967	—	24,168,967

Total Fixed Income	—	190,446,229	—	190,446,229
Short Term Investments	3,348,796	—	—	3,348,796
Investments Purchased as Securities Lending Collateral	133,488	—	—	133,488

Total Investments in Securities	$3,482,284	$190,446,229	$—	$193,928,513

Other Financial Instruments*
Futures	$(41,833)	$—	$—	$(41,833)
Swaps	—	(122,511)	—	(122,511)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swaps. Futures and swaps are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Municipal Debt Obligations	$—	$37,515,379	$—	$37,515,379
Short Term Investments	925,292	—	—	925,292

Total Investments in Securities	$925,292	$37,515,379	$—	$38,440,671

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$—	$19,302	$—	$19,302
Preferred Stock	—	16,993	—	16,993

Total Equity	—	36,295	—	36,295
Fixed Income
Collateralized Mortgage Obligations	—	14,874,031	—	14,874,031
Convertible Obligations	—	805,818	—	805,818
Corporate Obligations	—	651,910	—	651,910
Foreign Government Obligations	—	35,037,372	—	35,037,372
Mortgage Backed Securities – U.S. Government Agency	—	9,337,687	—	9,337,687

Total Fixed Income	—	60,706,818	—	60,706,818
Warrants	—	—	0	0
Short Term Investments	7,008,230	5,390,673	—	12,398,903

Total Investments in Securities	$7,008,230	$66,133,786	$—	$73,142,016

Other Financial Instruments*
Forward Currency Contracts	$—	$(2,613,492)	$—	$(2,613,492)
Swaps	—	(2,816,431)	—	(2,816,431)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts and swaps. Forward currency contracts and swaps are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Warrants
Balance as of April 1, 2016	$—
Purchases	0
Sales proceeds and paydowns	—
Accreted discounts, net	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	—

Balance as of September 30, 2016	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at September 30, 2016.	$—

GuidePath® Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$478,263,481	$—	$—	$478,263,481
Short Term Investments	6,479,077	—	—	6,479,077
Investments Purchased as Securities Lending Collateral	41,566,001	—	—	41,566,001

Total Investments in Securities	$526,308,559	$—	$—	$526,308,559

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

GuidePath® Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$98,050,629	$—	$—	$98,050,629
Short Term Investments	1,280,118	—	—	1,280,118
Investments Purchased as Securities Lending Collateral	27,167,462	—	—	27,167,462

Total Investments in Securities	$126,498,209	$—	$—	$126,498,209

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$321,327,690	$—	$—	$321,327,690
Short Term Investments	3,030,138	—	—	3,030,138
Investments Purchased as Securities Lending Collateral	26,982,494	—	—	26,982,494

Total Investments in Securities	$351,340,322	$—	$—	$351,340,322

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$126,228,461	$—	$—	$126,228,461
Short Term Investments	1,209,310	—	—	1,209,310
Investments Purchased as Securities Lending Collateral	26,857,875	—	—	26,857,875

Total Investments in Securities	$154,295,646	$—	$—	$154,295,646

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$108,232,147	$—	$—	$108,232,147
Short Term Investments	849,225	—	—	849,225
Investments Purchased as Securities Lending Collateral	20,044,470	—	—	20,044,470

Total Investments in Securities	$129,125,842	$—	$—	$129,125,842

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$103,126,780	$—	$—	$103,126,780
Short Term Investments	867,294	—	—	867,294
Investments Purchased as Securities Lending Collateral	14,904,951	—	—	14,904,951

Total Investments in Securities	$118,899,025	$—	$—	$118,899,025

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

GuidePath® Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$725,579	$83,093,378	$—	$83,818,957

Total Investments in Securities	$725,579	$83,093,378	$—	$83,818,957

Other Financial Instruments*
Futures	$204,132	$—	$—	$204,132

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. Futures are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

(b)	Consolidation of Subsidiary

The GuidePath® Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath® Managed Futures Strategy Fund. The financial statements of the GuidePath® Managed Futures Strategy Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements other than the acquisition of AssetMark, Inc., see note 3.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended March 31, 2016, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 3). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(k)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income quarterly. All of the Funds will distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Funds may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as a the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark® Emerging Markets Fund

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund was not invested in these instruments at September 30, 2016. The Fund was not invested in these instruments at March 31, 2016 and has no change in unrealized at the end of the period.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2016

Amount of Realized Loss on Derivatives Recognized in Income
	Forward Currency Contracts	Total
Foreign Exchange Contracts	$(2,094)	$(2,094)
Total	$(2,094)	$(2,094)

GuideMark® World ex-US Fund

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund was not invested in these instruments at September 30, 2016. The Fund was not invested in these instruments at March 31, 2016 and has no change in unrealized at the end of the period.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2016

Amount of Realized gain on Derivatives Recognized in Income
	Forward Currency Contracts	Total
Foreign Exchange Contracts	$13,851	$13,851
Total	$13,851	$13,851

GuideMark® Core Fixed Income Fund

During the period, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the period primarily to manage interest rate risk. The Fund used investment grade CDX to efficiently manage investment grade credit exposure.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2016

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Contracts – Swaps	Appreciation on Swap Agreements	$—	Depreciation on Swap Agreements	$7,731

Interest Rate Contracts – Swaps	Appreciation on Swap Agreements	—	Depreciation on Swap Agreements	114,780

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts	16,373	Unrealized depreciation on futures contracts	58,206
Total		$16,373		$180,717

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2016

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Swaps	Purchased Options*	Written Options	Total
Credit Contracts	$—	$(86,939)	$—	$—	$(86,939)
Foreign Exchange Contracts	—	—	(317)	(13,945)	(14,262)
Interest Rate Contracts	222,756	51,704	—	—	274,460
Total	$222,756	$(35,235)	$(317)	$(13,945)	$173,259

*	Included in net realized gain (loss) on investments as reported in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Swaps	Total
Credit Contracts	$—	$(7,731)	$(7,731)
Interest Rate Contracts	(54,090)	(109,554)	(163,644)
Total	$(54,090)	$(117,285)	$(171,375)

GuideMark® Opportunistic Fixed Income Fund

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize total investment returns through exposure to investments in fixed-income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into financial futures contracts primarily to manage interest rate risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund entered into option contracts to gain investment exposures in accordance with its objective.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2016

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Contracts – Swaps	Appreciation on Swap Agreements	$114	Depreciation on Swap Agreements	$2,816,545

Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	507,796	Depreciation of forward currency contracts	3,121,288
Total		$507,910		$5,937,833

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2016

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$(1,750,356)	$—	$(1,750,356)
Interest Rate Contracts	—	(353,740)	(353,740)
Total	$(1,750,356)	$(353,740)	$(2,104,096)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$(581,614)	$—	$(581,614)
Interest Rate Contracts	—	(263,075)	$(263,075)
Total	$(581,614)	$(263,075)	$(844,689)

GuidePath® Managed Futures Strategy Fund

The GuidePath Managed Futures Strategy Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected the change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended September 30, 2016, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities – Values of Derivative Instruments as of September 30, 2016

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts	$345,067	Unrealized depreciation on futures contracts	$810,294

Equity Contracts – Futures*	Unrealized appreciation on futures contracts	879,689	Unrealized depreciation on futures contracts	298,070

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts	115,272	Unrealized depreciation on futures contracts	193,271

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts	410,322	Unrealized depreciation on futures contracts	244,583
Total		$1,750,350		$1,546,218

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2016

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Futures Contracts
Commodity Contracts	$(5,213,840)
Equity Contracts	(5,122,975)
Foreign Exchange Contracts	(612,397)
Interest Rate Contracts	4,398,772
Total	$(6,550,440)

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Commodity Contracts	$724,791
Equity Contracts	(1,046,767)
Foreign Exchange Contracts	(1,204,792)
Interest Rate Contracts	(629,696)
Total	$(2,156,464)

The average monthly value outstanding of purchased and written options during the period ended September 30, 2016 were as follows:

	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Purchased Options	$—	$—	$—
Written Options	$(6,025)	$—	$—

The average monthly notional amount outstanding of futures, forwards and swaps during the period ended September 30, 2016 were as follows:

Long Positions	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Futures	$14,389,943	$—	$1,159,489,527
Forwards*	$—	$47,794,712	$—
Swaps	$8,501,000	$16,185,714	$—

Short Positions	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Futures	$(10,328,845)	$—	$(90,351,672)
Forwards*	$—	$(7,928,670)	$—

Cross	GuideMark® Core Fixed Income Fund	GuidePath® Opportunistic Fixed Income Fund	Managed Futures Strategy Fund
Forwards*	$—	$14,898,495	$—

*

The GuideMark® Emerging Markets Fund and GuideMark® World ex-US Fund had forward transactions during the period ended September 30, 2016, however due to the timing of these transactions the average monthly notional amount for each Fund was $0. For more information about the forward activity of these Funds, see the Statements of Operations for these Funds.

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. See note 9 for options written.

Offsetting Assets and Liabilities

GuideMark® Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

The table below, as of September 30, 2016, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Credit Suisse	$16,373	$(16,373)	$—	$—	$—	$—
Swaps
Morgan Stanley	—	—	—	—	—	—

	$16,373	$(16,373)	$—	$—	$—	$—

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Credit Suisse	$58,206	$(16,373)	$41,833	$—	$(41,833)	$—
Swaps
Morgan Stanley	122,511	—	122,511	—	(111,450)	11,061

	$180,717	$(16,373)	$164,344	$—	$(153,283)	$11,061

GuideMark® Opportunistic Fixed Income Fund

The Fund attempts to reduce its exposure to counterparty credit risk on over-the counter (“OTC”) derivatives, whenever possible, by entering into International Swaps and Derivatives Association, Inc. (“ISDA”) agreements with certain counterparties. These agreements typically contain various provisions, including but not limited to, collateral requirements and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. The Fund is required to deposit financial collateral in the form of cash and/or securities at the clearing brokers and counterparties to continually meet the original and maintenance requirement established by the clearing brokers and counterparties. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

The table below, as of September 30, 2016, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward Currency Contracts
Barclays	$15,850	$—	$15,850	$(15,850)	$—	$—
Citibank	30,812	—	30,812	(30,812)	—	—
Deutsche Bank	286,821	—	286,821	(286,821)	—	—
Goldman Sachs	1,746	—	1,746	(1,746)	—	—
HSBC	167,985	—	167,985	(167,985)	—	—
JP Morgan Chase	3,791	—	3,791	(3,791)	—	—
Merrill Lynch	—	—	—	—	—	—
Morgan Stanley	790	—	790	(215)	—	575
Swaps
Citibank	114	—	114	(114)	—	—
JP Morgan Chase	—	—	—	—	—	—

	$507,909	$—	$507,909	$(507,334)	$—	$575

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward Currency Contracts
Barclays	$58,952	$—	$58,952	$(15,850)	$(20,000)	$23,102
Citibank	593,917	—	593,917	(30,812)	(350,000)	213,105
Deutsche Bank	1,268,569	—	1,268,569	(286,821)	—	981,748
Goldman Sachs	53,679	—	53,679	(1,746)	(51,933)	—
HSBC	374,830	—	374,830	(167,985)	—	206,845
JP Morgan Chase	751,408	—	751,408	(3,791)	(747,617)	—
Merrill Lynch	19,717	—	19,717	—	—	19,717
Morgan Stanley	215	—	215	(215)	—	—
Swaps
Citibank	194,544	—	194,544	(114)	—	194,430
JP Morgan Chase	2,622,001	—	2,622,001	—	(2,622,001)	—

	$5,937,832	$—	$5,937,832	$(507,334)	$(3,791,551)	$1,638,947

GuidePath® Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

The table below, as of September 30, 2016, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$1,750,350	$(1,546,218)	$204,132	$—	$—	$204,132

	$1,750,350	$(1,546,218)	$204,132	$—	$—	$204,132

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$1,546,218	$(1,546,218)	$—	$—	$—	$—

	$1,546,218	$(1,546,218)	$—	$—	$—	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 6 for collateral related to securities on loan.

(m)	Securities Purchased or Sold on a Forward-Commitment Basis

The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(n)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(o)	Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(p)	Auction Rate Securities

The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(q)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(r)	Trustee Compensation

Effective April 1, 2016, for the services performed as Trustees of the consolidated Board of Trustees of GPS Funds I, GPS Funds II, Savos Investments Trust, which currently consists of one fund, and the GuideMark® Alternative Lending Income Fund, which is organized as a stand-alone trust but has not yet begun operation, the Independent Trustees receive a retainer fee of $80,000 per year, $4,500 for each quarterly meeting and annual agreement renewal review meeting, whether held in-person or telephonically, $4,500 for each special meeting attended in person and $2,000 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(s)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMark® Emerging Markets Fund, who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(t)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in the markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

3.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Opportunistic Equity Fund	0.80%
Core Fixed Income Fund	0.50%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%

AssetMark also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Service Shares of the Funds. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $12 billion.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

Each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive, through July 31, 2017, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on daily net assets of each class of each Fund:

	Service Class	Institutional Class
Large Cap Core Fund	1.24%	0.64%
Emerging Markets Fund	1.65%	1.05%
Small/Mid Cap Core Fund	1.45%	0.85%
World ex-US Fund	1.39%	0.79%
Opportunistic Equity Fund	1.60%	1.00%
Core Fixed Income Fund	1.29%	0.69%
Tax-Exempt Fixed Income Fund	1.29%	0.69%
Opportunistic Fixed Income Fund	1.55%	0.95%
Growth Allocation Fund	1.00%	0.40%
Conservative Allocation Fund	1.00%	0.40%

	Service Class	Institutional Class
Tactical Allocation Fund	1.10%	0.50%
Absolute Return Allocation Fund	1.10%	0.50%
Multi-Asset Income Allocation Fund	1.10%	0.50%
Flexible Income Allocation Fund	1.05%	0.45%
Managed Futures Strategy Fund	1.90%	1.30%

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed. As of September 30, 2016, Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their expense cap. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2017	Year of Expiration 03/31/2018	Year of Expiration 03/31/2019	Year of Expiration 03/31/2020
World ex-US Fund	$57,335	$—	$55,765	$23,315
Opportunistic Equity Fund	—	—	—	6
Core Fixed Income Fund	—	—	58,312	64,326
Tax-Exempt Fixed Income Fund	66,988	58,715	82,292	37,137
Opportunistic Fixed Income Fund	77,167	186,297	242,737	86,334
Absolute Return Allocation Fund	—	—	—	61,886
Managed Futures Strategy Fund	—	—	84,929	10,862

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

On April 11, 2016 AssetMark, Inc. (“AssetMark”) announced that Aquiline Capital Partners LLC and Genstar Capital Management, LLC, the parent companies of AssetMark, the investment advisor of each Fund, have agreed to enter into a transaction (the “Transaction”) whereby Huatai Securities Co. Ltd. would acquire AssetMark. The closing of the Transaction occurred on October 31, 2016.

4.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark

Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. AssetMark BrokerageTM, LLC (“Distributor”), an affiliate of the Advisor, serves as the Funds principal underwriter and distributor. The Funds did not pay any commissions or other compensation, other than 12b-1 fees, to the Distributor during the Funds’ most recent period ended September 30, 2016.

5.	Service and Custody Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

Additionally, the Opportunistic Fixed Income Fund has entered into a Custody Agreement with the Bank of New York Mellon for certain custody services.

The Funds have established a line of credit (“LoC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

financing redemption payments, using the securities in the Fund’s portfolios as collateral. Savos Investments Trust, which is also managed by AssetMark, is also party to the same LOC agreement. The LoC was effective August 1, 2016 and will mature, unless renewed, on July 31, 2017. Borrowing under the LoC is limited to the lesser of $250,000,000, 20% of the gross market value of the Fund, or 20% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3 1/2% at September 30, 2016. The Fund has authorized USB to charge any of the custody accounts of the Fund for any missed payments.

During the period August 1, 2016 to September 30, 2016, the details of the borrowings were as follows:

Fund	Average daily borrowings	Weighted average annualized interest rate
Emerging Markets Fund	$204,967	3.50%
World ex-US Fund	20,918	3.50%
Tax-Exempt Fixed Income Fund	8,377	3.50%
Growth Allocation Fund	177,754	3.50%
Conservative Allocation Fund	6,590	3.50%
Absolute Return Allocation Fund	5,066	3.50%
Multi-Asset Income Allocation Fund	37,328	3.50%
Flexible Income Allocation Fund	35,803	3.50%

6.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. (the “Custodian”). Under the term of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

During the period ended September 30, 2016, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund and Managed Futures Strategy Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of

Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Money Market Funds*
Large Cap Core Fund	$7,024,517
Emerging Markets Fund	295,200
Small/Mid Cap Core Fund	5,331,501
World ex-US Fund	1,391,604
Opportunistic Equity Fund	2,560,053
Core Fixed Income Fund	133,488
Tax-Exempt Fixed Income Fund	—
Opportunistic Fixed Income Fund	—
Growth Allocation Fund	41,566,001
Conservative Allocation Fund	27,167,462
Tactical Allocation Fund	26,982,494
Absolute Return Allocation Fund	26,857,875
Multi-Asset Income Allocation Fund	20,044,470
Flexible Income Allocation Fund	14,904,951
Managed Futures Strategy Fund	—

Amounts related to agreements not included in offsetting disclosure in footnote 2 (Offsetting Assets and Liabilities).	$174,259,616

*	Proceeds from securities lending (Money Market collateral).

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the period ended September 30, 2016 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$113,687,761	$77,602,015
Emerging Markets Fund	35,291,995	54,673,099
Small/Mid Cap Core Fund	37,319,673	27,324,067
World ex-US Fund	70,330,907	77,224,831
Opportunistic Equity Fund	23,200,653	32,866,940
Core Fixed Income Fund*	159,422,518	193,435,934
Tax-Exempt Fixed Income Fund	2,250,773	12,638,441
Opportunistic Fixed Income Fund	8,497,937	20,033,054
Growth Allocation Fund	135,044,167	76,196,478
Conservative Allocation Fund	52,801,812	14,210,142
Tactical Allocation Fund	672,826,477	754,539,062
Absolute Return Allocation Fund	30,028,695	54,676,250
Multi-Asset Income Allocation Fund	43,112,546	44,732,275
Flexible Income Allocation Fund	45,699,279	59,011,871
Managed Futures Strategy Fund	—	—

*	Included in these amounts were $19,678,560 of purchases and $20,328,320 of sales of U.S. Government Securities.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

8.	Transactions with Affiliates

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The GuidePath® Funds had the following transactions during the period ended September 30, 2016, with affiliates:

	Share Activity				Period Ended September 30, 2016
Security Name	Balance March 31, 2016	Purchases	Sales	Balance September 30, 2016	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares
Growth Allocation Fund
GuideMark® Large Cap Core Fund - Institutional Shares	2,012,839	693,287	376,443	2,329,683	$36,156,673	$—	$325,474
GuideMark® Emerging Markets Fund - Institutional Shares	522,148	179,658	97,789	604,017	7,658,939	—	93,271
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	2,444,870	846,684	457,422	2,834,132	47,698,441	—	540,579
GuideMark® World ex-US Fund - Institutional Shares	6,501,923	2,244,014	1,213,501	7,532,436	61,088,060	—	276,345

					$152,602,113	$—	$1,235,669

Conservative Allocation Fund
GuideMark® Large Cap Core Fund - Institutional Shares	98,213	93,596	24,304	167,505	$2,599,675	$—	$22,140
GuideMark® Emerging Markets Fund - Institutional Shares	12,959	12,297	3,207	22,049	279,587	—	3,063
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	205,071	197,086	50,888	351,269	5,911,858	—	61,702
GuideMark® World ex-US Fund - Institutional Shares	327,752	313,297	80,985	560,064	4,542,120	—	23,705

					$13,333,240	$—	$110,610

Absolute Return Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	—	462,742	26,328	436,414	$4,193,935	$22,216	$(907)
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	670,635	47,744	190,586	527,793	4,639,302	162,412	(70,917)
Navigator Tactical Fixed Income Fund - Institutional Shares	—	663,318	56,489	606,829	6,329,229	139,432	13,350

					$15,162,466	$324,060	$(58,474)

Multi-Asset Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	130,657	185,030	42,234	273,453	$2,627,885	$21,561	$840
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	229,279	53,636	44,255	238,660	2,097,817	55,137	(4,190)

					$4,725,702	$76,698	$(3,350)

Flexible Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	77,671	3,850	12,452	69,069	$663,753	$8,552	$2,744

					$663,753	$8,552	$2,744

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

9.	Option Contracts Written

The premium amount and number of option contracts written during the period ended September 30, 2016 were as follows:

Core Fixed Income Fund

	Amount of Premiums	Number of Contracts	Notional Amount
Outstanding at 3/31/16	$—	—	—
Options written	20,569	—	8,164,000
Options expired	(11,432)	—	(4,234,000)
Options exercised	—	—	—
Options closed	(9,137)	—	(3,930,000)

Outstanding at 9/30/16	$—	—	—

No other Fund held written option contracts at any time during the period ended September 30, 2016.

10.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to foreign currency, Passive Foreign Investment Companies, Partnerships and paydown reclassifications. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Large Cap Core Fund	$—	$—	$—
Emerging Markets Fund	(334,175)	362,415	(28,240)
Small/Mid Cap Core Fund	(54,068)	297,794	(243,726)
World ex-US Fund	712,630	(712,630)	—
Opportunistic Equity Fund	75,085	(75,066)	(19)
Core Fixed Income Fund	497,037	(497,037)	—
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	5,589,320	(5,589,320)	(5,124)
Growth Allocation Fund	—	—	—
Conservative Allocation Fund	1,524	(1,523)	(1)
Tactical Allocation Fund	(28,583)	28,583	—
Absolute Return Allocation Fund	(248,231)	16,249	231,982
Multi-Asset Income Allocation Fund	(40)	40	—
Flexible Income Allocation Fund	—	—	—
Managed Futures Strategy Fund	505,223	5,149,562	(5,654,785)

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Indefinite carryovers must be used first, resulting in a greater likelihood that pre-enactment losses may expire. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:				Utilized
			Indefinite*
	3/31/2017	3/31/2018	Short Term	Long Term
Large Cap Core Fund	$—	$—	$—	$—	$20,896,224
Emerging Markets Fund	—	94,740,824	—	—	38,603,637
Small/Mid Cap Core Fund	—	—	—	—	—
World ex-US Fund	62,607,085	139,582,037	16,628,139	—	—
Opportunistic Equity Fund	—	—	—	—	—
Core Fixed Income Fund	—	—	—	—	—
Tax-Exempt Fixed Income Fund	507,875	2,354,785	—	—	1,058,932
Opportunistic Fixed Income Fund	—	—	1,760,263	—	1,877,343
Growth Allocation Fund	—	—	—	—	—
Conservative Allocation Fund	—	—	—	—	—
Tactical Allocation Fund	—	—	8,248,902	—	—
Absolute Return Allocation Fund	—	—	2,198,377	—	—

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

	Capital losses expiring:				Utilized
			Indefinite*
	3/31/2017	3/31/2018	Short Term	Long Term
Multi-Asset Income Allocation Fund	$—	$—	$1,338,728	$1,160,745	$—
Flexible Income Allocation Fund	—	—	1,840,568	5,592,570	—
Managed Futures Strategy Fund	—	—	—	—	—

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses and their character is retained as short-term or long-term losses.

Additionally, at March 31, 2016, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$—
Emerging Markets Fund	535,847	—
Small/Mid Cap Core Fund	—	1,054,737
World ex-US Fund	—	—
Opportunistic Equity Fund	105,707	—
Core Fixed Income Fund	—	986,960
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	12,949,335
Growth Allocation Fund	—	—
Conservative Allocation Fund	—	4,726,820
Tactical Allocation Fund	—	18,748,207
Absolute Return Allocation Fund	—	11,670,368
Multi-Asset Income Allocation Fund	—	6,962,945
Flexible Income Allocation Fund	—	4,216,905
Managed Futures Strategy Fund	—	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2016 and March 31, 2015 are as follows:

	Year Ended March 31, 2016
	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$981,309		$7,226,929	$—
Emerging Markets Fund	1,975,997		—	—
Small/Mid Cap Core Fund	293,891		1,800,770	—
World ex-US Fund	5,839,865		—	—
Opportunistic Equity Fund	632,301		15,840,853	—
Core Fixed Income Fund	4,565,466		2,192,419	—
Tax-Exempt Fixed Income Fund	1,616,922	*	—	—
Opportunistic Fixed Income Fund	1,670,971		—	—
Growth Allocation Fund	2,196,042		4,302,920	—
Conservative Allocation Fund	1,381,571		12,682,062	—
Tactical Allocation Fund	658,835		3,768,696	—
Absolute Return Allocation Fund	7,089,483		—	—
Multi-Asset Income Allocation Fund	4,413,652		434,239	—
Flexible Income Allocation Fund	1,917,799		—	—
Managed Futures Strategy Fund**	—		—	—

*	Contains $1,585,965 of tax-exempt income for year ended 3/31/2016.
**	For the period January 19, 2016 (commencement of operations) through March 31, 2016.

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

	Year Ended March 31, 2015
	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$612,700		$—	$—
Emerging Markets Fund	3,081,621		—	—
Small/Mid Cap Core Fund	806,119		4,104,710	—
World ex-US Fund	5,666,416		—	—
Opportunistic Equity Fund	4,581,200		17,807,110	—
Core Fixed Income Fund	4,220,388		441,429	—
Tax-Exempt Fixed Income Fund	1,871,450	*	—	—
Opportunistic Fixed Income Fund	9,147,618		—	—
Growth Allocation Fund	4,680,370		2,554,862	—
Conservative Allocation Fund	2,728,561		8,186,825	—
Tactical Allocation Fund	8,230,196		26,176,837	—
Absolute Return Allocation Fund	8,045,672		—	—
Multi-Asset Income Allocation Fund	5,287,667		478,403	—
Flexible Income Allocation Fund	3,018,738		—	—

*	Contains $1,812,715 of tax-exempt income for year ended 3/31/2015.

At March 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Opportunistic Equity Fund	Core Fixed Income Fund
Cost of Investments	298,454,352	121,187,028	107,606,086	182,546,132	85,273,635	226,026,182
Gross Unrealized Appreciation	39,117,394	9,564,746	8,821,624	19,411,762	11,488,932	6,079,616
Gross Unrealized Depreciation	(9,753,167)	(5,557,669)	(5,767,359)	(10,709,505)	(6,010,365)	(993,882)

Net Unrealized Appreciation/(Depreciation)	29,364,227	4,007,077	3,054,265	8,702,257	5,478,567	5,085,734

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	482,811	—	—	3,332,347	—	299,612
Undistributed Long-Term Cap Gains	416,354	—		—	1,091,965

Total Distributable Earnings	899,165	—	—	3,332,347	1,091,965	299,612

Other Accumulated Gains/(Losses)	—	(95,273,797)	(1,054,737)	(218,833,161)	(105,707)	(1,014,270)

Total Accumulated Earnings/(Losses)	30,263,392	(91,266,720)	1,999,528	(206,798,557)	6,464,825	4,371,076

	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
Cost of Investments	45,020,833	91,203,570	431,117,708	65,024,861	409,795,239	147,246,430
Gross Unrealized Appreciation	4,139,516	2,849,651	43,173,535	4,411,626	7,264,914	3,213,112
Gross Unrealized Depreciation	(4,141)	(9,566,224)	(2,774,994)	(360,619)	(3,754,114)	(1,739,633)

Net Unrealized Appreciation/(Depreciation)	4,135,375	(6,716,573)	40,398,541	4,051,007	3,510,800	1,473,479

Undistributed Tax-Exempt Ordinary Income	19,860	—	—	—	—	—
Undistributed Ordinary Income	1,800	1,566,323	890,944	—	3,197,003	569,179
Undistributed Long-Term Cap Gains	—	—	9,949,283	9,908,476	—	—

Total Distributable Earnings	21,660	1,566,323	10,840,227	9,908,476	3,197,003	569,179

Other Accumulated Gains/(Losses)	(2,862,660)	(14,483,071)	(23,855)	(4,750,674)	(27,020,964)	(13,892,600)

Total Accumulated Earnings/(Losses)	1,294,375	(19,633,321)	51,214,913	9,208,809	(20,313,161)	(11,849,942)

GuideMark® Funds and GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

September 30, 2016

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed Futures Strategy Fund
Cost of Investments	123,471,194	129,381,646	187,067,886
Gross Unrealized Appreciation	6,217,100	2,531,875	32,328
Gross Unrealized Depreciation	(2,445,027)	(386,705)	(1,390)

Net Unrealized Appreciation/(Depreciation)	3,772,073	2,145,170	30,938

Undistributed Tax-Exempt Ordinary Income	—	—	—
Undistributed Ordinary Income	49,560	173,432	—
Undistributed Long-Term Cap Gains	—	—	1,489,705

Total Distributable Earnings	49,560	173,432	1,489,705

Other Accumulated Gains/(Losses)	(9,462,418)	(11,650,044)	(744,852)

Total Accumulated Earnings/(Losses)	(5,640,785)	(9,331,442)	775,791

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION

September 30, 2016

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year 2016 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	100.00%	100.00%
Emerging Markets Fund	100.00%	100.00%
Small/Mid Cap Core Fund	46.36%	48.31%
World ex-US Fund	0.72%	100.00%
Opportunistic Equity Fund	100.00%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Tax-Exempt Fixed Income Fund	0.00%	0.00%
Opportunistic Fixed Income Fund	1.08%	2.43%
Growth Allocation Fund	32.75%	100.00%
Conservative Allocation Fund	48.57%	97.88%
Tactical Allocation Fund	30.00%	59.18%
Absolute Return Allocation Fund	2.94%	6.98%
Multi-Asset Income Allocation Fund	12.57%	36.23%
Flexible Income Allocation Fund	0.16%	2.47%
Managed Futures Strategy Fund	0.00%	0.00%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the year ended March 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets	$44,227	$0.0041	24.81%
World ex-US Fund	483,406	0.0197	98.87%
Growth Allocation Fund	99,730	0.0026	4.34%
Conservative Allocation Fund	43,995	0.0075	3.36%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2016

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	16	Trustee, Savos Investments Trust (2015-present); Director, New England Bancorp (2006-2016); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Director, Hospice and Palliative Care of Cape Cod (2006-2011).

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	16	Trustee, Savos Investments Trust (2015-present); Trustee, GVIT (2008-2012).

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	16	Trustee, Savos Investments Trust (2015-present); Director, Blue Calypso, Inc. (2015-present); Director, Owens Realty Mortgage Inc. (2013-present); Director, Cambria ETF Series Trust (2013-present) Director/Chairman, Sitoa Global Inc. (2011-2013); Director, Wells Fargo GAI Hedge Funds (closed-end hedge funds) (2008-present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005-2014); Director, Merriman Holdings, Inc. (financial services) (2003-present); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).
Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); and GVIT (2008-2012); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage™, LLC (2013-present).	16	Trustee, Savos Investments Trust (2014-present); Chairperson, AssetMark Trust Co. (2008-present); Director, Lamorinda Soccer Club (2011-2013).

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2016

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Treasurer	Renewed 1-Year Term since 2014	Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014- present), Savos (2009-2010 and May 2014-present) and GVIT (2008-2010); Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trust serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

6.	Special Meeting of Shareholders

A special meeting of shareholders of the Funds was held on June 30, 2016 (the “Shareholder Meeting”). The purpose of the Shareholder Meeting was to vote on the proposal to approve a new investment advisory agreement with AssetMark.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2016

Proposal: To approve a new investment advisory agreement with AssetMark

Fund	For	Against	Abstain
GuideMark® Core Fixed Income Fund	10,300,120	226,070	480,873
GuideMark® Emerging Markets Fund	5,972,184	162,394	219,210
GuideMark® Large Cap Core Fund	11,620,811	193,587	283,179
GuideMark® Opportunistic Equity Fund	3,717,854	92,488	126,176
GuideMark® Small/Mid Cap Core Fund	3,124,552	19,928	17,949
GuideMark® Tax-Exempt Fixed Income Fund	2,199,112	12,878	29,058
GuideMark® World ex-US Fund	22,075,263	191,692	236,943
GuidePath® Absolute Return Allocation Fund	10,164,683	235,522	602,205
GuidePath® Conservative Allocation Fund	3,806,122	47,338	138,635
GuidePath® Flexible Income Allocation Fund	7,835,930	196,199	554,135
GuidePath® Growth Allocation Fund	24,714,833	528,952	1,765,339
GuidePath® Managed Futures Strategy Fund	12,717,974	315,068	1,069,125
GuidePath® Multi-Asset Income Allocation Fund	7,204,473	101,661	540,671
GuideMark® Opportunistic Fixed Income Fund	5,636,805	82,851	157,441
GuidePath® Tactical Allocation Fund	28,945,693	449,547	1,742,101

7.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

A special meeting of the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I and GPS Funds II (collectively, the “Trusts”) was held on April 29, 2016 (the “April Meeting”) to discuss an anticipated transaction whereby Huatai Securities Co., Ltd. (the “Buyer”) was expected to acquire AssetMark, Inc. (“AssetMark”) (the “Transaction”). The investment advisory agreements between AssetMark and each Trust on behalf of the series of each Trust (collectively, the “Funds”) currently in effect (the “Current Advisory Agreements”) provided, as they are required to do so by law, that they will terminate in the event of their assignment. The then-anticipated Transaction would result in a change of control of AssetMark and, accordingly, the assignment and automatic termination of the Current Advisory Agreements. Moreover, the Funds’ current investment sub-advisory agreements (the “Current Sub-Advisory Agreements) between (i) Goldman Sachs Asset Management, L.P. (“GSAM”) and AssetMark, on behalf of GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund; (ii) Wellington Management Company (“Wellington”) and AssetMark, on behalf of the GuideMark® Core Fixed Income Fund; (iii) Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) and AssetMark, on behalf of the GuideMark® Core Fixed Income Fund; (iv) Diamond Hill Capital Management, Inc. (“Diamond Hill”) and AssetMark, on behalf of the GuideMark® Opportunistic Equity Fund; (v) River Road Asset Management, LLC (“River Road”) and AssetMark, on behalf of the GuideMark® Opportunistic Equity Fund; (vi) Westfield Capital Management Company, L.P. (“Westfield”) and AssetMark, on behalf of the GuideMark® Opportunistic Equity Fund; (vii) Delaware Management Company (“Delaware”) and AssetMark, on behalf of the GuideMark® Tax-Exempt Fixed Income Fund; (viii) Franklin Advisers, Inc. (“Franklin Advisers”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; (ix) Loomis, Sayles and Company, L.P. (“Loomis Sayles”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; (x) DoubleLine Capital LP (“DoubleLine”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; and (xi) AlphaSimplex Group, LLC (“ASG”) and AssetMark, on behalf of the GuidePath® Managed Futures Strategy Fund, each provided that they will automatically terminate upon the termination of the Current Advisory Agreement. Therefore, during the April Meeting, the Board met to review and consider new investment advisory agreements between AssetMark and the Trusts, on behalf of the Funds (the “New Advisory Agreements”) and new sub-advisory agreements (the “New Sub-Advisory Agreements”).

Hereinafter, GSAM, Wellington, Barrow Hanley, Diamond Hill, River Road, Westfield, Delaware, Franklin, Loomis Sayles, DoubleLine, and ASG are collectively referred to as the “Sub-Advisors” and the above-listed Funds are collectively referred to as the “Sub-Advised Funds.” The New Advisory Agreements and New Sub-Advisory Agreements are collectively referred to herein as the “New Agreements.”

The Sub-Advised Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Sub-Advised Funds’ portfolios. For those Sub-Advised Funds, AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

The Board – including a majority of the independent Trustees – determined to approve the New Advisory Agreements and the New Sub-Advisory Agreements. The material factors considered and the conclusions that formed the basis of the Board’s approval of the New Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the New Agreements, the Trustees requested, received, and reviewed information relevant to their consideration of the New Agreements. The Trustees also received assistance and advice regarding legal and industry standards from independent legal counsel to the independent Trustees (“Independent Counsel”). The determination to approve the New Agreements was based on a comprehensive evaluation of all of the information available to the Trustees and was not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the approval of the New Agreements.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2016

In approving the New Agreements, the Board followed substantially the same process and considered substantially the same factors as it considered in approving the continuation of the Current Advisory Agreements and, to the extent applicable, the Current Sub-Advisory Agreements, which was completed at the Board’s meeting on December 9, 2015 (the “Annual Contract Renewal”), in addition to new information regarding the Transaction.

The New Advisory Agreements

Materials Reviewed and the Review Process

Prior to approving the New Advisory Agreements, the Independent Trustees had requested and had been provided with detailed materials relating to AssetMark, the Buyer and the Transaction in advance of the April Board Meeting. In addition, the Board was provided with materials, including updates to the materials provided in connection with the Annual Contract Renewal, related to, among other items: (a) information describing the nature, extent, and quality of the services that AssetMark provides to the Funds, the fees that AssetMark charges to the Funds for these services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds and that were identified as competitors; (b) information regarding AssetMark’s business and operations, financial position, investment team, and compliance program; (c) information describing each Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (d) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (e) information regarding AssetMark’s profitability in managing each Fund; and (f) other information relevant to the approval of the New Advisory Agreements. The Board also considered information provided to them throughout the course of the year by AssetMark management and the Trusts’ chief compliance officer at meetings of the Board, and information gathered during visits by the Independent Trustees to AssetMark’s offices.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the New Advisory Agreements. These factors and conclusions are described below.

The Nature, Extent, and Quality of the Services Provided by AssetMark

The Board considered the representations made by the Buyer that: (i) neither the Buyer nor AssetMark expect the Transaction to materially impact the business conducted by AssetMark; (ii) AssetMark will maintain an independent organizational and operating structure; (iii) it is expected that AssetMark’s management team as well as AssetMark’s compliance, fund administration, risk management and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Funds will be retained; (iv) the terms of the agreements between AssetMark and the Funds will not be materially changed; and (v) there are no anticipated material changes or reductions in the nature, quality or extent of the services currently provided by AssetMark to the Funds. In addition, the Board considered that the Buyer represented that it will not require or request that AssetMark make any changes to the current Sub-Advisors to the Funds in connection with the closing of the Transaction and that it expects that AssetMark will continue to use the same manager-of-managers approach for certain Funds, under which AssetMark maintains a focus on the selection, evaluation, and oversight of the Funds’ various Sub-Advisors and considered the New Advisory Agreement in the same manner, whereby it hires and supervises investment sub-advisors that manage certain Funds’ portfolios (or portions thereof) on a day-to-day basis.

The Trustees considered AssetMark’s capabilities in providing the administrative and compliance services needed to support the management of the Funds and process for managing the Funds’ Sub-Advisors, which were previously reviewed during the Annual Contract Renewal. The Trustees also considered (a) the experience, capability, and integrity of AssetMark’s management and other personnel; (b) the financial position of AssetMark currently and its anticipated financial position after the Transaction; (c) the quality of AssetMark’s regulatory and legal compliance policies, procedures, and systems; (d) the nature, extent, and quality of administrative and shareholder services provided by AssetMark to the Funds; and (e) AssetMark’s supervision of the Funds’ third-party service providers. The Board also considered the role of AssetMark’s senior management and the extent of its involvement with the Funds as well as AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.

In connection with its approval of the New Advisory Agreements, the Board considered the breadth and quality of services that AssetMark provides to the Funds. The Trustees also considered that the Funds are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s oversight of the SubAdvisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; review of trading and brokerage matters; and other oversight activities.

Based on the factors described above, among others, as well as the information provided to the Board in advance of their meeting and throughout the past year (including in connection with the Annual Contract Renewal), the Trustees concluded that the nature, extent, and quality of the services to be provided by AssetMark to each Fund are not expected to change and will continue to benefit the Fund and its shareholders.

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2016

The Investment Performance of the Funds

The Board considered the overall investment performance of the Funds and evaluated the Funds’ performance in the context of the manager-of-managers structure and the special considerations that such a structure requires in connection with the Annual Contract Renewal. Additionally, the Board considered that AssetMark’s ability to implement the Funds’ investment strategies is expected to be unchanged by the Transaction.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds demonstrates that its continued management of the Funds, directly or through sub-advisors, will benefit each Fund and its shareholders following the Transaction.

Advisory Fees and Total Expenses

The Board considered a detailed analysis of the Funds’ fees and expenses, including (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; and (ii) comparisons of each Fund’s expenses to industry averages, expense ratios of sub-advised fund families, income statement data for other investment managers, and fee schedules for the Funds’ Sub-Advisors. The Board also considered the Buyer’s representation that it does not anticipate causing AssetMark to seek any increases in advisory, sub-advisory, administration, distribution, transfer agency or other fee or expense ratios in the Funds as a result of the Transaction. The Trustees also considered AssetMark’s continuing commitment to limit each Fund’s total expenses through fee waiver and expense limitation arrangements, noting that the Buyer represented that it does not anticipate causing AssetMark to seek any changes in the terms of the fee waiver and expense limitation arrangements that are currently in place.

Based on these factors, among others, the Trustees concluded that the level of the fees charged by AssetMark to each Fund is expected to be unchanged following the Transaction and continues to be reasonable in relation to the services provided by AssetMark.

Advisor Costs, Level of Profits, and Economies of Scale

The Board reviewed financial information relating to AssetMark’s operations following the Transaction, including information relating to the financial stability of the Buyer and detailing AssetMark’s current and anticipated profitability with respect to its management of the Funds. The Board considered the allocation methods used by AssetMark to allocate expenses to the Funds under its profitability analysis and the individual profitability to AssetMark of each of the Funds under this methodology.

AssetMark has been operated as an independent entity and it is expected that AssetMark will continue to be operated as an independent entity after the Transaction is completed. Because AssetMark allocates the expenses of the firm among the Funds on a pro rata basis for the purpose of reviewing profitability, AssetMark expects that its profitability will not materially change as a result of the Transaction. The Buyer’s current intention is to finance the Transaction with internal funds. It is not expected that either the Buyer or AssetMark will be incurring any debt in connection with the Transaction.

The Board considered each Fund’s overall advisory fee level and how breakpoints may affect AssetMark’s profitability. The Trustees considered AssetMark’s expense limitation agreement to waive advisory fees received from the Funds and/or pay Fund expenses to the extent necessary to reflect: (1) potential economies of scale; and (2) reductions in fees that may occur as a result of certain contractual breakpoints in the fees paid by AssetMark to the Sub-Advisors under the relevant Sub-Advisory Agreements. The Trustees concluded that AssetMark’s cost structure was reasonable and that AssetMark is sharing and would continue to share potential economies of scale with each Fund and its shareholders to their benefit.

Conclusion

Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees approved the New Advisory Agreements on behalf of the Funds.

The Sub-Advisory Agreements

Materials Reviewed and the Review Process

The Trustees considered the approval of the New Sub-Advisory Agreements. The Trustees reviewed and considered materials supplied by counsel, AssetMark and each Sub-Advisor, including: (1) a copy of each New Sub-Advisory Agreement, along with a representation from AssetMark that the terms and conditions of each New Sub-Advisory Agreement are substantially identical to those of each Current Sub-Advisory Agreement; (2) a copy of each Sub-Advisor’s Form ADV disclosure document; (3) information regarding the nature, quality and scope of the services to be provided by the Sub-Advisors; (4) the investment performance of each Sub-Advisor in managing their respective Fund compared to an industry peer group, appropriate benchmark, and comparable sub-advisor client accounts, to the extent applicable; (5) AssetMark’s evaluation of the nature, extent and quality of the services provided by each Sub-Advisor; (6) information regarding any benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Fund; (7) information concerning each Sub-Advisor’s personnel, business, operations and investment team, including biographical information for the investment professionals that are responsible for the day-to-day management of the applicable Fund’s portfolio; (8) information regarding each Sub-Advisor’s compliance policies and other internal procedures, including the Sub-Advisor’s brokerage practices; (9) information regarding the financial condition of each Sub-Advisor or its parent company; and (10) other information relevant to an evaluation of the nature, extent and quality of the services provided by each Sub-Advisor in response to a series of detailed questions posed by Independent Counsel on behalf of the Independent Trustees. The Trustees also considered the

GuideMark® Funds and GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

September 30, 2016

recommendations of AssetMark with respect to each Sub-Advisor and the methods and resources AssetMark utilized in its efforts to identify and engage Sub-Advisors for the Funds.

Factors Considered

In connection with their consideration of the New Sub-Advisory Agreements, the Trustees considered several factors that they deemed relevant to this process, including: (1) the nature, quality and extent of the services to be provided to each Fund by the respective Sub-Advisor; (2) the quantitative performance of each Sub-Advisor; (3) the Advisor’s evaluation, in accordance with its role as a “manager-of-managers,” of the nature, extent and quality of the services provided by each Sub-Advisor; (4) information that might suggest the potential for realizing economies of scale that could potentially be shared with Fund shareholders; and (5) any potential “fall-out” or ancillary benefits to a Sub-Advisor or its affiliates.

Nature, Quality and Extent of Services

The Trustees considered each Sub-Advisor’s investment management process, including (a) the experience, capability and integrity of the Sub-Advisor’s management, investment professionals and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures and systems; (d) the Sub-Advisor’s brokerage and trading practices; and (e) and AssetMark’s evaluation of the nature, quality and extent of services performed by each Sub-Advisor. The Trustees specifically considered the qualifications, experience and track record of the individuals and portfolio management teams at each Sub-Advisor that are responsible for the day-to-day management of each Fund’s portfolio. The Trustees also considered, with respect to each Sub-Advisor, the specific investment approach and level of expertise within its particular asset class. The Trustees considered whether each Sub-Advisor operated within its respective Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s performance record with respect to the relevant benchmark(s).

The Trustees concluded that the nature, extent and quality of the services provided by each Sub-Advisor to its respective Sub-Advised Fund is satisfactory, and that no diminution of such services is expected to result from the Transaction.

Investment Performance

The Trustees considered whether each Sub-Advisor operated within its respective Sub-Advised Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s investment performance relative to benchmark indices.

The Trustees considered that they had reviewed each Sub-Advisor, including the primary contributors to and detractors from performance, with AssetMark and concluded that each Sub-Advisor’s performance record is satisfactory and is not expected to be negatively impacted by the Transaction.

Sub-Advisory Fees, Economies of Scale, Profitability and Ancillary Benefits

The Trustees considered the fee paid to each Sub-Advisor by AssetMark for providing services to its relevant Sub-Advised Fund. The Trustees considered management’s representation that AssetMark’s focus in negotiating sub-advisory arrangements is on negotiating the best possible fee structures for each Fund, and that the sub-advisory fees are paid by AssetMark out of the investment advisory fees received. The Trustees also considered individual reports prepared with regard to each Sub-Advisor, containing comparative information regarding fees. The Trustees noted that each Sub-Advisor’s fees were generally similar to the fees charged by each Sub-Advisor to other comparable funds and accounts.

The Trustees considered each Sub-Advisor’s fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. In this regard, the Trustees noted that certain of the New Sub-Advisory Agreements’ fee schedules contain breakpoints that present potential economies of scale that could potentially be shared with the Sub-Advised Funds’ shareholders as assets of the Sub-Advised Funds grow.

The Trustees concluded that the fees to be paid to each Sub-Advisor by AssetMark are reasonable in light of the services performed for the Sub-Advised Funds by the Sub-Advisors and that the economies of scale being realized by the Sub-Advisors, if any, do not mandate the implementation of any new or amended breakpoints or other changes in the fee structure for any Sub-Advised Fund at this time.

The Trustees did not consider the profitability of the Sub-Advisors to be a material factor based on representations from AssetMark that it negotiates sub-advisory fees with the Sub-Advisors on an arm’s-length basis.

The Trustees considered the allocation (if any) of Fund brokerage to brokers affiliated with a Sub-Advisor, and benefits to the Sub-Advisors from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Trustees also considered any other ancillary benefits that accrue to a Sub-Advisor or any affiliate by virtue of the Sub-Advisor’s relationship with the Fund, and concluded that such benefits, if any, were reasonable and would not be increased following the Transaction.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, concluded to approve the New Sub-Advisory Agreement with, and the fees to be paid to, each of the Sub-Advisors for each of the relevant Sub-Advised Funds.

GuideMark® Funds

GuidePath® Funds

GUIDEMARK® FUNDS & GUIDEPATH® FUNDS

GuideMark® Large Cap Core Fund

GuideMark® Emerging Markets Fund

GuideMark® Small/Mid Cap Core Fund

GuideMark® World ex-US Fund

GuideMark® Opportunistic Equity Fund

GuideMark® Core Fixed Income Fund

GuideMark® Tax-Exempt Fixed Income Fund

GuideMark® Opportunistic Fixed Income Fund

GuidePath® Growth Allocation Fund

GuidePath® Conservative Allocation Fund

GuidePath® Tactical Allocation Fund

GuidePath® Absolute Return Allocation Fund

GuidePath® Multi-Asset Income Allocation Fund

GuidePath® Flexible Income Allocation Fund

GuidePath® Managed Futures Strategy Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Custodians

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

BNY Mellon Asset Servicing

One Wall Street

New York, NY 10286

Distributor

AssetMark BrokerageTM, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

Semi-Annual Report

September 30, 2016

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GPS Funds I

By (Signature and Title) /s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date 11/28/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date 11/28/2016

By (Signature and Title) /s/ Patrick R. Young
Patrick R Young, Principal Financial Officer/Treasurer

Date 11/28/2016